Exhibit 10.3

THE USE OF “[***]” IN THIS EXHIBIT INDICATES THAT A CONFIDENTIAL PORTION HAS BEEN

OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL

HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Amendment No. 4 to Services Agreement

This Amendment No. 4 (“Amendment”), to that certain Services Agreement (the “Agreement”) between Sears Holdings Management Corporation, a Delaware corporation (“SHMC”), and Sears Hometown and Outlet Stores, Inc., a Delaware corporation (“SHO”), is made by the parties thereto as of the signature dates set forth below and is retroactive to May 1st, 2016 (the “Amendment Date”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

WHEREAS, the parties have determined that it is in both parties interest to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants and other good and valuable consideration contained herein, the parties agree as follows:

1.	Amendments. The Agreement shall be modified as of the Amendment Date as set forth below:

a. Term and Service Periods. Section 1.01 (Services to be Provided) of the Agreement is amended and restated in its entirety as follows:

“1.01 Term and Services Periods.

A. Term. This Agreement commenced on October 12, 2012 (the “Effective Date”) and will continue in effect until the end of the last of the “Services Periods” described below (the “Term”).

B. Services To Be Provided. To the extent not prohibited by Applicable Law, during the applicable Service Period, SHMC will provide to SHO the following services (collectively, the “Services”): (a) the “Transition Services” described on Appendix 1.01-A (as defined therein) and the additional Transition Services set forth in Section 1.03 (SHO’s Migration Off of Transition Services) below, (b) the “Product Services” described on Appendix 1.01-B, (as defined therein), (c) the “Supply Chain Services” described on Appendix 1.01-C, (as defined therein), (d) the “eCommerce Services” described on Appendix 1.01-D, (as defined therein), and (e) the other Services described herein. Appendix 1.01-A, Appendix 1.01-B, Appendix 1.01-C, and Appendix 1.01-D are collectively referred to herein as “Appendix 1.01”.

C. Service Period. Each Service Period commenced on the Effective Date and will run through the end of the following days:

(i) Transition Services. February 1st, 2020 (“the “Transition Services Period”);

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(ii) Product Services. February 1st, 2020 (“the “Product Services Period”).

(iii) Supply Chain Services. February 1st, 2020 (“the “Supply Chain Services Period).

(iv) Ecommerce Services. February 1st, 2020 (“the “Ecommerce Services Period,” together with the Transition Services Period, the Product Service Period and the Supply Chain Services, collectively, the “Services Period”).

D. Prior Services. Except for Services which SHO has stopped using (either before or after the Effective Date), all services that were provided prior to the Effective Date to the businesses operated by SHO after the Effective Date and that after the Effective Date constitute Services will be governed by this Agreement even if such services are not described on Appendix 1.01. If a Party identifies such a Service, it will notify the other Party’s Contact Person (as provided for in Section 6.05 (Notices) below), and the Parties will work together to address such services and respective pricing in an Amendment to this Agreement.

E. SHO’s Requests for Services/System Changes. If SHO desires any additional services or any modification (including reductions and complete termination of an individual Service pursuant to Article III (Terminations)) in Services currently being performed, under this Agreement, including any of the Appendices (including changes to SHMC Systems (as such term is defined below) (each a “Service Change”), SHO shall make such request in writing to SHMC’s designated services manager (“SHMC’s Services Manager”) in accordance with the following process; provided that changes required by SHO in connection with SHO’s migration off of SHMC’s Systems shall be handled pursuant to Section 1.03 (SHO’s Migration Off of Transition Services) below. For example, if SHO desires to terminate delivery services for some, but not all of its, its Affiliates, and the SHO Authorized Sellers stores, SHO shall first submit a “SHO Request” (as set forth below):

(i) SHO Request. SHO shall prepare a written request (each a “SHO Request”) for the Service Change including, as applicable, a description of the new services or change in Services, deliverables, timeline and any associated changes to SHMC Systems, in such detail as would be needed by an unaffiliated third party contractor to develop a competent price proposal for similar services. If requested by SHO in writing, SHMC personnel will answer questions by SHO based upon information readily available to them to assist SHO in preparing a SHO Request.

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(ii) SHMC Review. SHMC will review each SHO Request, in Good Faith determine if SHMC is willing to proceed with the Service Change, in its sole discretion (taking into account, among other things, its internal resources, the needs of SHMC and its Affiliates business, the impact of the potential changes on SHMC and its Affiliates, security considerations and the potential effects on SHMC’s and its Affiliates’ information systems). SHMC shall promptly respond to each SHO Request; including any changes to SHO’s Request, including new or modified Services, deliverables, schedule, and associated changes to SHMC Systems and fees under this Agreement. If SHMC determines in Good Faith that it is unable or unwilling to proceed with any SHO Request, SHMC will promptly so notify SHO in writing. For clarity, the Parties note that any SHO Request that constitutes solely a termination of an individual either Transition Services or Supply Chain Services are subject to subsection (iv) below, and any SHO Request that constitutes solely a partial termination of one or more Transition Services or one or more Supply Chain Services are subject to subsection (v) below and, in each such case, this subsection (ii) will not apply.

(iii) IT Only Change. To the extent that a SHO Request is solely for an enhancement to the SHMC System which SHO relies on SHMC to provide (each an “IT Only Change”), SHMC will timely consider such request in Good Faith, and determine if SHMC is willing to proceed with the Service Change, in its reasonable discretion, (taking into account, among other things, its internal resources, the needs of SHMC and its Affiliates business, the impact of the potential changes on SHMC and its Affiliates, and the potential effects on SHMC’s and its Affiliates’ information systems) and if SHMC approves such IT Only Change, in its reasonable discretion, SHMC will, at SHO’s sole cost, risk and expense, have its information technology team prepare an estimate of the cost and time to make such change. If SHO approves such estimate and no other changes are needed to this Agreement in connection with such IT Only Change, then SHMC will proceed to make the IT Only Change, at SHO’s sole cost, risk and expense. If SHMC determines in Good Faith that it is unable or unwilling to proceed with any IT Only Change, SHMC will promptly so notify SHO in writing;

(iv) Termination of an Individual Transition Services/Supply Chain Service. To the extent a SHO Request is solely for a termination of an individual Transition Service or an individual Supply Chain Service, SHMC will timely consider such request in Good Faith, and determine, in SHMC’s reasonable judgment, if such termination would adversely affect SHMC’s ability to perform another Service. SHMC will promptly notify SHO of SHMC’s determination, and SHMC will identify any impacted

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services. Determination of whether a termination constitutes either: (A) termination of an individual Transition Service and/or Supply Chain Service (which is subject to this subsection (iv)), or (B) a termination of such Services which does not constitute an individual Transition Service or individual Supply Chain Service (e.g., a partial termination) will be determined by SHMC, in Good Faith, in its reasonable discretion, including, in part, based upon the impact upon: (x) the other Services SHMC provides, and (y) whether the pricing for the remaining services, is appropriate given the reduced scope.

a. No Adverse Effect. If SHMC’ determination is that there is no adverse effect, then SHO’s termination of such individual service will be effective on the date contained in SHO’s original notice; provided that such date meets the applicable notice period (i.e., 60 or 90 days) and otherwise complies with this Agreement; if SHO’s notice is defective, than such termination will not be effective until proper notice is received by SHMC and the applicable notice period has expired.

b. Adverse Effect. If SHMC’ determination is that there is an adverse effect, then SHO’s original notice will be void, and SHO will have the option of either: (I) sending a written notice terminating the original service and the additional affected services identified by SHMC (subject to the applicable notice period); or (II) forgoing its originally requested termination. SHO may also submit a SHO Request for a partial termination, as set forth in the following subsection (v) below.

For clarity, the Parties note that any SHO Request that includes a change to the Services are subject to subsection (ii) above and any SHO Request that constitutes solely a partial termination of one or more Transition Services or one or more Supply Chain Services are subject to subsection (v) below and, in each such case, this subsection (iv) will not apply.

(v) Partial Terminations. To the extent a SHO Request is solely for a partial termination of one or more individual Transition Services or one or more individual Supply Chain Services, SHMC will timely consider such request in Good Faith, and determine, in SHMC’s reasonable judgment, whether SHMC is willing to proceed with such partial termination (taking into account, among other things, its internal resources, the impact of the potential changes on SHMC and its Affiliates, security considerations and the potential effects on SHMC’s and its Affiliates’ information systems). SHMC shall promptly respond to each SHO Request; including any proposed changes to SHO’s Request, including modified Services, deliverables, schedule, and associated changes to SHMC Systems and fees under this Agreement. If SHMC

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determines in Good Faith that it is unable or unwilling to proceed with any SHO Request, SHMC will promptly so notify SHO in writing. For clarity, the Parties note that any SHO Request that include a change to the Services are subject to subsection (ii) above and any termination of an individual Transition Services or Supply Chain Service are subject to subsection (iv) above and, in each such case, this subsection (v) will not apply.

(vi) Amendment Requirement. For all SHO Requests (other than an IT Only Change and a termination of one or more individual Services in accordance with this Agreement), if the Parties, each in their sole discretion, agree on the terms and conditions under which they would move forward with a Service Change the parties will negotiate, a proposed amendment to this Agreement documenting the Service Change, after which the parties will seek all necessary internal approvals prior to signing the proposed amendment. In the absence of a signed Amendment, the Parties must fulfill their obligations under this Agreement without regard to such proposed Service Change amendment.

b. Transition Plan. Section 1.03 (Transition Plan) is amended and restated in its entirety as follows:

“1.03 SHO’s Migration Off of Transition Services.

(a) SHO Migration.

i. SHO’s Migration Plans. SHO has retained a business process outsourcer (“SHO’s BPO Provider”) to assist SHO in standing up new systems and infrastructure to be owned or licensed by SHO (the “New SHO Systems”) necessary for SHO to migrate off the Transition Services. SHO is solely responsible for creating a detailed migration plan (each a “SHO Migration Plan”) for migrating off of each of the Transition Services and the related SHMC systems and infrastructure which support SHO and for managing each such migration. SHO is solely responsible for (except as provided for below) designing, and implementing any integration needed between SHO’s New Systems and the SHMC Systems (including any new interfaces between SHMC Systems related to SHO’s Migration Plans). SHO is migrating off many but not all of Transition Services and related systems and infrastructure which SHMC and its Affiliates have previously provided to SHO and its Affiliates (the “SHMC Systems”). Representatives of SHO, SHMC, and SHO’s BPO Provider will meet from time to time to the extent necessary for SHO, SHMC, and SHO’s BPO Provider to discuss and evaluate, SHO’s proposed SHO Migration Plans; provided that SHMC’s participation is subject to the terms, conditions and fees set forth herein.

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ii. Modifications/Access to SHMC and its Affiliates Systems. To the extent that under any SHO Migration Plan SHO is seeking to integrate with, access, or continue to receive data from, or use, any SHMC or its Affiliates’ systems and infrastructure (collectively, “SHO Access”); SHMC shall have the right to approve, in SHMC’s sole discretion exercised in Good Faith, each SHO Migration Plan and SHO’s request for such SHO Access, as well as the architecture, security requirements, conditions, additional charges and/or modifications to existing charges and other terms of any SHO Access approved by SHMC; which approval may be conditioned upon the requirement that any changes to SHMC Systems be done by SHMC, its Affiliates or its/their Representatives (at SHO’s cost and expense). In order to be binding on SHMC, any such approval must be in writing signed by a SHMC Vice President or higher and to the extent such approval is conditioned upon changes to this Agreement (or other agreements to the parties), the parties will need to first negotiate, seek internal approvals for, and then sign an amendment to document such changes before such SHO Migration Plan shall be deemed approved by SHMC hereunder. As part of the “System Migration Services” (defined below), SHO shall reimburse SHMC for all time spent by SHMC and its Affiliates and its/their Representatives in connection with reviewing, approving, modifying and implementing such requests (subject to the rates and terms set forth below); regardless of whether such SHO Migration Plan is ultimately approved and/or implemented.

iii. SHO’s Liability Regarding SHO Requests, IT Only Requests, and Service Changes, SHO Migration Plans and Their Implementation. Except as expressly provided for herein, SHO shall solely bear all cost, risk and expense associated with SHO Requests, IT Only Requests, Service Changes, and SHO Migration Plans and SHO’s attempt to implement them (including any information, advice, Services or other assistance provided by SHMC, its Affiliates and its/their Representatives in connection therewith) notwithstanding any approval, advice, or assistance provided by any of the foregoing. Additionally, all claims, demands, litigation, or suits brought by third parties related to SHO Requests, IT Only Requests, Service Changes, and SHO Migration Plans and SHMC, its Affiliates and its/their Representatives assistance with the foregoing (including any information, advice, Services or other assistance provided by them), shall be deemed to be a “SHO Claim” under Section 5.01 (without regard to the exceptions set forth therein); except to the extent that such SHO Claims are found by a final judgment or opinion of an arbitrator or a court of appropriate jurisdiction to be caused by: (i) a willful breach of any provision of this Agreement by SHMC; or (ii) willful misconduct of SHMC, its Affiliates, or their respective Representatives in the performance of their obligations under this Agreement. FURTHER SHO ACKNOWLEDGES THAT SHMC, ITS AFFILIATES, AND ITS/THEIR REPRESENTATIVES HAVE MADE NO REPRESENTATION OR WARRANTY AND HAVE NO LIABILITY REGARDING ANY INFORMATION, ADVICE, SERVICES OR OTHER ASSISTANCE PROVIDED TO SHO INCONNECTION WITH THE SHO

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REQUESTS, IT ONLY REQUESTS, SERVICE CHANGES, AND SHO MIGRATION PLANS AND THEIR IMPLEMENTATION; EXCEPT AS EXPRESSLY PROVIDED FOR IN SECTION 1.04 (Standard of Care). Further, approval of any SHO Requests, IT Only Requests, Service Changes or SHO Migration Plans by SHMC does not relieve SHO of its obligation to properly send SHMC notice to terminate any Service under Section 3.01 and SHO acknowledges that it is obligated to pay SHMC’s charges for Services: (A) for 60 days after such notice is given and, (B) if longer, for so long as SHO continues to receive such Services.

iv. Information Disclosure and Regular Meetings. SHO and the SHO BPO Provider will on a regular basis, no less than once per week, meet with SHMC’s designated project manager (“SHMC’s Migration Project Manager”) to provide a status report on the development of each SHO Migration Plan and the implementation of any approved SHO Migration Plan. Additionally, SHO and the SHO BPO Provider will regularly but at least monthly meet with SHMC’s Project Manager and executives from SHMC (as designated by SHMC from time to time) to review a detailed status report (prepared by SHO (in a format acceptable to both Parties) and delivered to SHMC at least 48 hours in advance of the meeting) on the development of each SHO Migration Plan and the implementation of any approved SHO Migration Plan. During such weekly and monthly meetings, and, in writing, upon SHMC’s request, SHO shall provide SHMC with full and completed details of each of SHO’s proposed SHO Migration Plan and details on SHO’s implementation of any approved SHO Migration Plans.

V. SHMC Cooperation.

A. System Migration Services. Subject to the conditions set forth herein, SHMC shall use Good Faith efforts to provide appropriate IT and related services (including people, access to systems (subject to Section 1.03(a)(ii)) and data/information migration, testing, verification, integration, and similar services) on a time and materials basis to assist SHO in its desire to successfully migrate within the time frames set forth in each SHO Migration Plan from SHMC systems, infrastructure, and managed services (“System Migration Services”) to SHO’s New Systems.

B. Good Faith Cooperation. Subject to SHMC’s approval rights herein, upon a written request by SHO for System Migration Services, SHMC in Good Faith will assess with respect to each request for System Migration Services whether: (i) it has the internal resources that are qualified to perform the requested services and whether they are available to assist SHO (based upon SHMC’s estimates of its internal needs for its associates); or (ii) external resources are necessary. If

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external resources are necessary, and if those resources will be modifying SHMC’s or its Affiliates’ systems, SHMC will retain such resources at SHO’s request and at SHO’s sole expense. If external resources do not need to modify or access SHMC’s of its’ Affiliates systems, SHO will hire such resources directly. SHMC or its Affiliates will be the sole owner of any modifications to and derivative works of SHMC Systems and SHO and its Affiliates and its/their Representatives will sign any documents necessary to effect such ownership.

C. Rates. All assistance provided by SHMC and its Affiliates under this Section 1.03 shall be deemed to be part of the Transition Services and shall paid for by SHO on a monthly basis at the following rates:

Labor Type	Skill Set	Rate
SHMC or its Affiliates Associate	Associate	$100.00 per hour

3rd Party Contractor	Variable	3rd party charges to SHMC or its Affiliates without markup.

•	Except for the above rates, SHMC will not impose any data/information-transfer or other charges against SHO for the System Migration Services described in this Section 1.03.

•	SHO will reimburse SHMC upon demand for its reasonable, out-of-pocket costs necessarily incurred to provide the System Migration Services (including all costs assessed by third parties). All costs and expenses approved by SHO in writing shall be conclusively deemed to be necessary and reasonable.

(b) Buyer-Direct Merchandise and SHO POS System.

i. Buyer-Direct Merchandise. On and after the Effective Date, merchandise which SHMC agrees to issue purchase orders for (consistent with the parties’ past practices) and have shipped directly to SHO owned, leased or operated locations (collectively, “SHO Locations”), including: (A) expedited merchandise process (“EMP”) orders and (B) orders cross-docked through SHMC and its Affiliates distribution facilities, and as they are being shipped to SHO Locations (collectively, “Buyer-Direct Merchandise”); shall not be considered Products sold under the Amended and Restated Merchandising Agreement of even date herewith between (1) SHO, and certain of its Affiliates,

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and (2) Sears, Roebuck and Co. (“SRC”) and certain of its Affiliates (as amended and restated, the “Merchandising Agreement”), but instead SHMC will be deemed as issuing such purchase orders as agent for SHO as part of SHMC’s Services under this Agreement. Notwithstanding the immediately foregoing sentence: (X) the provisions of the Merchandising Agreement governing the invoicing (by SHMC’s Affiliates) and payment of the Invoice Prices (by SHO and its Affiliates) will continue to apply to Buyer-Direct Merchandise and the charges for such Products shall be included in the invoices issued under the Merchandising Agreement, and (Y) the Products which are deemed “Buyer-Unique Products” (as defined in the Merchandising Agreement) shall remain Products under the Merchandising Agreement. SHMC will be entitled to invoice SHO for all Buyer-Direct Merchandise under the Merchandise Agreement in the week after delivery to SHO, its Affiliates and/or a SHO Authorized Seller (as that term is defined in Appendix 1.01-B (Product Services), as applicable. Buyer-Direct Merchandise does not include merchandise branded with a “Mark” owned or exclusively licensed by SHMC or its Affiliates, including the “Seller Marks” (as such terms are defined in the Merchandising Agreement); nor merchandise for which SHO was issuing its own purchase orders; for which orders SHMC and its Affiliates shall have no responsibility (including for merchandise delivered to SHO’s ORDCs (as such term is defined in Appendix 1.01 B). Further, SHMC may require SHO to pay vendors directly for any or all Buyer-Direct Products. All claims, demands, litigation, or suits brought by third parties related to the Buyer-Direct Merchandise shall be deemed to be a “SHO Claim” under Section 5.01. If requested by SHMC, SHO will promptly enter into its own contracts with any or all of the vendors of the Buyer-Direct Merchandise (for which SHMC or its Affiliates are issuing purchase orders). Neither this Agreement, nor the Merchandising Agreement grants SHO or its Affiliates the right to buy from any party other than SHMC’s Affiliates merchandise branded with a Mark owned or exclusively licensed by SHMC or its Affiliates; except as expressly authorized by a SHMC Vice President or higher in writing from time to time. SHO may also continue to issue manual purchase orders for merchandise being shipped to its ORDCs; provided: (a) SHO does not issue its own purchase order for merchandise branded with a Mark owned or exclusively licensed by SHMC or its Affiliates; and (b) SHO does not enter such orders into any SHMC Systems; provided SHO may enter the products themselves into the inventory and POS systems SHMC provides.

ii. SHO PO System. As part of the New SHO Systems, SHO plans to launch a new SHO purchase order writing system (the “SHO PO System”). SHO will need to integrate the SHO PO System with SHMC Systems in order to have merchandise SHO purchases stored within SHMC and its Affiliates supply chain network; for which effort SHO will create a separate SHO Migration Plan (which plan is subject to SHMC’s approval as set forth above). Once SHO’s PO System is operational and integrated with SHMC’s supply chain, SHO will cease using SHMC Systems to issue purchase orders for merchandise and SHO will use the SHO PO System to order Buyer-Direct Merchandise and Vendor Unique Merchandise (as that term is defined in the Merchandising Agreement).

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c. SHO New Name. A new Section 1.11 is added as follows:

“1.11 New Name Request. SHMC is not obligated to provide to SHO any Service in accordance with this Agreement for any “Non-Sears Business” (as defined in the Merchandising Agreement). In connection with each “New Name Request” (as defined in the Merchandising Agreement) SHO makes under the Merchandising Agreement, SHO will identify the specific Services under this Agreement which SHO desires to continue to use in connection with the store(s) identified in the New Name Request. SHMC and its Affiliates shall then review its Service offerings and advise SHO whether in SHMC’s judgment, SHMC or its Affiliates can continue to provide each of the requested Services to the Non-Sears Business given such name change; provided that SHMC and its Affiliates shall have no liability in connection with any such review and SHO will be exclusively liable for any fees, expenses, increased charges, or penalties SHMC or its Affiliates incur to support SHO and its Affiliates resulting from such name change pursuant to Section 2.01(a) (Fees). Any determination by SHMC or its Affiliates that a Service will not be available to a SHO Store using a SHO New Name shall not relieve SHO of the exclusivities SHO has granted under this Agreement (e.g., SHO may use the SHO New Name for a location but to the extent that SHO has granted SHMC or its Affiliates any exclusive rights in connection with a Service that SHMC can no longer offer due to the name change, then SHO must forgo using such Services at the impacted location and SHO may not directly or through a third party provide a replacement service (e.g., Protection Agreements); provided, however, that for a Non-Sears Business which: (x) SHO acquires after the Effective Date, and (y) is not a conversion of a SHO Store owned or Seller Authorized Reseller which at such time is using a “Sears” name; the foregoing prohibition on SHO procuring services from a third party shall not apply.”

d. Compensation. Section 2.01(a) (Fees) is amended and restated in its entirety as follows:

“(a) Fees. As consideration for the provision of Services, SHO will pay SHMC during the Service Period the annual, quarterly, monthly, and hourly fees for the Services specified on Appendix 1.01 (the “Fees”), payable in equal installments in advance as provided on Appendix 1.01. Upon termination of an individual Service, SHO will pay a pro rata portion of the applicable Fee specified on Appendix 1.01, calculated based on the portion of the individual Service actually performed, or expense actually incurred, through the date SHMC performs the Service. Transition Fees, if any are specified on Appendix 1.01, will be paid with the last monthly installment payment of the Fees under the Agreement. If the Fees include charges for services performed by a third party contractor and the third party contractor fees increase during the Term, then SHMC may pass through the increased charges as an increase in the Fees. If a third party vendor of SHMC, its Affiliates or its/their Representatives asserts that it is legally entitled to fees, expenses, increased charges, or penalties now or in the future, as a result of SHO, its Affiliates, SHO Authorized Sellers and/or its/their Representatives receiving benefits

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in connection with SHMC or its Affiliates’ relationship with such third party vendor (including software licenses, subscription agreements, etc.), then, in addition to all other amounts due hereunder, SHO shall pay to SHMC all of such additional fees, expenses, increased charges and/or penalties incurred by SHMC or its Affiliates to remedy such situation. SHMC will notify SHO promptly after it learns of any amounts due under the immediately foregoing sentence, and will work with the SHMC third party vendor to try to mitigate such amounts. To the extent SHO and its Affiliates receive benefits (including software licenses, subscription agreements, etc.) in connection with any agreement between SHMC or its Affiliates and any third party vendor; and such agreement includes early termination fees (or similar charges, “Termination Fees”), SHO will be solely responsible for any such Termination Fees SHMC or its Affiliates incur as a result of the SHO and/or its Affiliates and the SHO Authorized Sellers) ceasing to use the Services under this Agreement.”

e.	Recalculation of Charges, Fees and Expenses. A new Section 2.01(c) (Recalculation of Charges, Fees and Expenses) and Section 2.01(d) (SHO Cover Event) are added to the Agreement as follows:

“(c) Recalculation of Charges, Fees and Expenses. If there is after the Effective Date a change in legislation, regulation, business conditions, or SHMC’s operations that result in an increase in SHMC’s costs, fees, and expenses associated with one or more of the Services(s), upon SHMC’s demonstration of such facts, there will be an equitable adjustment to the amounts charged to SHO hereunder to make SHMC whole. SHMC will use commercially reasonable efforts to mitigate the impact of any such change.

(d)	SHO Cover Event.

(i) Cover Event. As used in this Section 2.01(d): (A) “SHO Cover Event” means the date on which a court having jurisdiction over a bankruptcy case of SHMC enters an order resulting in the rejection of the Merchandising Agreement pursuant to Section 365(a) of Title 11 of the U.S Code (the “Bankruptcy Code”) and does not for any reason substantially contemporaneously enter an order rejecting this Agreement pursuant to Section 365(a) of the Bankruptcy Code, notwithstanding the parties clear intent set forth herein, that such agreements constitute a single integrated agreement, and as a consequence of the rejection SHO is able to purchase, and actually purchases, an item of merchandise comparable to a Product other than a KCD Product (the comparable merchandise, the “Cover Merchandise”) only at prices that are higher than the HTS Invoice Price for an HTS Product or the Outlet Invoice Price for an Outlet Product.

(ii) Cover Costs. “SHO’s Cover Costs” for an item of Cover Merchandise are (y) the costs incurred by SHO to “cover” as contemplated by Section 2-711(1) of the Illinois Uniform Commercial Code (810 ILCS 5/2-711) and 2-712 after a SHO Cover Event to purchase the Cover Merchandise less (z) the HTS Invoice Price for the comparable HTS Product or the Outlet Invoice Price for the comparable Outlet Product, as the case may be, in accordance with the Merchandising Agreement. To the extent that there are differences between the Cover Merchandise and the HTS Product and/or their terms of sale (e.g., different features, different F.O.B points, or different warranty terms,

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SHO’s Cover Costs will be equitably adjusted to reflect such differences. The terms “HTS Invoice Price,” “HTS Product,” “KCD Product,” “Outlet Product,” “Outlet Invoice Price,” and “Seller”) are defined in the Merchandising Agreement.

(iii) Notice of Cover Costs. If a SHO Cover Event occurs, notwithstanding the parties clear intent, expressed in this Agreement, that the Merchandising Agreement and this Agreement be considered a single integrated agreement, from and after the date on which such SHO Cover Event occurs, SHO will notify SHMC in writing, in accordance with Section 6.05 (Notices), no later than Friday of each week of SHO’s Cover Costs incurred in the prior week to purchase Cover Merchandise and, together with such notice, SHO shall provide documentation in reasonable detail supporting SHO’s Cover Cost.

(iv) Reduction of Service Fees. Upon SHMC’s receipt of each such notification issued in compliance with this Agreement, SHMC will reduce the amount of its next invoice to SHO for Fees by the amount of SHO’s Cover Costs and, to the extent such invoice amount is not so reduced, SHO will be entitled to credit the amount payable under such invoice, and any subsequent invoice if such credit exceeds the amount of the invoice, by the actual amount of SHO’s Cover Costs.

f. Payments. Section 2.02 of the Agreement is amended and restated in its entirety as follows:

“2.02 Payments.

(a) SHO will pay Fees, Expenses, and Transaction Taxes in accordance with this Article II.

(b) SHMC will generally deliver invoices to SHO for all amounts that SHO owes to SHMC hereunder on Tuesday of the applicable week. Fees are invoiced at the end of the applicable month.

(c) From the Amendment Date through July 31, 2016, the payment due date is three days after SHO’s receipt of the invoice (e.g., Friday if the invoice is delivered on Tuesday). If SHO pays such invoice in full by such date, SHO may deduct from each such invoice an early payment discount equal to 37 basis points (i.e., to 0.37%) of the total amount of the invoice (the “Early Payment Discount”). If SHO does not pay such invoice in full by such date, no Early Payment Discount is earned on such invoice.

(d) For all Invoices delivered after July 31, 2016 (each a “Post-July 2016 Invoice”), the payment due date is the 10th day following SHO’s receipt of the invoice. No Early Payment Discount is earned on such invoices. If with respect to a Post-July 2016 Invoice SHMC requests in writing that the Early Payment Discount apply to the invoice, SHO in its sole discretion may, but will have no obligation to, agree to pay the invoice on the payment terms set forth in the immediately preceding subsection (c).

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(e) If the applicable payment date (i.e., the 3rd or 10th day) is a Saturday, Sunday, or bank holiday, SHO will pay on the next banking day, which will become the payment due date. Electronic fund transfers initiated on the payment due date will be timely made for purposes of this Agreement.

(f) Unless otherwise mutually agreed in writing, all amounts payable under this Agreement will be payable by electronic transfer of immediately available funds to a bank account designated by SHMC from time to time. All amounts remaining unpaid for more than 15 days after their respective due date(s) will accrue interest at a rate of the lesser of one and one-half percent (1.5%) per month or the highest rate allowed by law, until paid.”

g. SHO Termination of a Service. Section 3.01 of the Agreement is amended and restated in its entirety as follows:

“3.01 Termination of an Individual Service for Convenience by SHO. Subject to the next sentence, SHO may terminate for SHO’s convenience at the end of a SHMC fiscal month: (a) any individual Transition Service, upon 60-day’s prior written notice to SHMC, and (b) any individual Supply Chain Service, upon 90 day’s prior written notice to SHMC. SHO may not terminate an individual Transition Service or Supply Chain Service if the termination would adversely affect SHMC’s ability to perform another Service.”

h. Additional Termination Provisions. Two new Sections are added to Article III as follows:

“3.05 SHMC’s Termination of an Individual Market. If SHMC or its Affiliates decides to initiate a Market Exit, SHMC may, upon 60 days advance written notice delivered to SHO, terminate SHMCs obligations under this Agreement with regard to that Geographic Market upon 60 days’ notice. If a Market Exit occurs, SHO will have the right to provide in the discontinued Geographic Market(s), either directly itself or through one of more third-party service providers, replacement services for all of the terminated Services (e.g., the sale of third party protection-agreements, shipment of products delivered outside the Geographic Market into the Geographic Market) in each instance notwithstanding any exclusivity provisions in this Agreement. A “Market Exit” means that SHMC and its Affiliates close all warehousing, distribution, logistics, and other support activities for its and its Affiliates’ physical stores in a “Geographic Market” (as that term is defined in the Merchandising Agreement. In the event of a Market Exit, SHO may request that SHMC continue to perform some or all of its obligations under this Agreement; SHMC has no obligation to agree to such request, and may condition its acceptance on new or modified terms and conditions (including changes in pricing); any such agreement must be documented in writing and signed by both Parties (after receipt of necessary internal approvals), to be effective.

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3.06 Cross Default. A Party’s breach of the Merchandising Agreement constitutes a breach by the breaching Party of this Agreement (which breach may only be cured, if at all, in accordance with the express provisions of the Merchandising Agreement). The non-breaching Party’s remedies under this Section 3.06 are in addition to and not in lieu of any and all other legal and equitable remedies available to the non-breaching Party under this Agreement and under the Services Agreement; provided that the non-breaching Party is not entitled to double recovery of monetary damages.”

i. SHO Migration Plans. A new subsection (iii) is added to Section 5.04 (Limitation of Liability) as follows and the existing subsection “(iii)” is renumbered “(iv)”;

“(iii) any harm to SHMC, its Affiliates, their Representatives and customers which, absent SHMC’s gross negligence or intentional misconduct, arises in connection with any SHO Request, an IT Only Change, Service Change or SHO Migration Plan including SHO Access and/or a New SHO System,”

j. Dispute. The following is added at the end of Section 6.15(b)(ii):

“Furthermore, no Party may provide a Dispute Notice for any Dispute, or otherwise assert and/or claim a Dispute to the extent the Dispute relates to any act or omission of a Party, its Affiliates or its/their Representatives (other than clerical or accounting errors which the asserting Party was not aware of) in connection with, or related to, its rights, or the other Party, its Affiliates or its/their Representatives performance or non-performance under this Agreement that occurred more than 120 days prior to the time such claims, controversy, dispute, and/or disagreement is first asserted (together, “Stale Claims”) and each Party waives on its behalf (and on behalf of its Affiliates and its/their Representatives) any rights to a Stale Claim. Notwithstanding the foregoing, the term “Stale Claims” does not include claims, controversies, disputes, and disagreements brought by either Party in regards to: (X) the other Party’s rights and obligations under Section 14 (Indemnification); (Y) claims by a Party for reimbursement from the other Party for fees, expenses (including attorneys’ fees), charges, costs, damages penalties and other amounts paid by a Party or its Affiliates to a third party, including such amounts arising from non-indemnified third party claims, controversies and disagreements; provided that the Party brings such claim within 120 days after the Party makes such a payment; and (Z) an act or omission of the other Party, its Affiliates and/or its/their Representatives which the other Party demonstrates was intentionally done (or not done) with actual knowledge that it was in violation of this Agreement (including such Party’s duty of Good Faith). For example: (I) a “clerical or accounting error” shall not include a claim by a Party that it should not be charged for activities for which it regularly received charges which instead shall be deemed to be a Stale Claim to the extent that such claim is for acts/omissions that are more than 120 days old; (II) a claim relating to charges which were incorrectly calculated due to a “clerical or accounting error” of which the claiming party was unaware would not be a Stale Claim to the extent based solely on such “clerical or accounting error”, (III) an intentional overcharge by a Party which it knew it was making in violation of this

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Agreement, will not be deemed to be a Stale Claim even if raised more than 120 days after such overcharge; provided that the claiming Party can prove such violation was intentional and made with actual knowledge that such overcharge was a violation of this Agreement.”

k. Entire Agreement. Section 6.11 (Entire Agreement) is amended and restated in its entirety as follows:

“6.11 Entire Agreement. This Agreement together with the Merchandising Agreement, which includes each of the Exhibits, Appendices and other documents attached to this Agreement and the Merchandising Agreement, are a single integrated agreement which sets forth the entire agreement and understanding between the Parties with respect to the Services described herein and the Products described in the Merchandising Agreement; except for those matters set forth in the Separation Agreement and the other “Ancillary Agreements” (as that term is defined in the Separation Agreement) and supersedes all prior agreements and understandings, oral and written, between the Parties hereto with respect to the subject matter hereof.”

1. Definitions. Section 6.16 (Definitions) is modified as follows:

i. The following new definitions are added:

“Separation Agreement” means that certain Separation Agreement dated August 8, 2012 between SHLD and SHO.

“SHO Authorized Seller” means each individual or entity authorized by SHO or its Affiliates to sell products or services in accordance with the various agreements between SHO, its Affiliates and SHMC and its Affiliates.

ii. In the table of Additional Terms is amended and restated as follows:

Term	Section Where Defined
“Assets”	1.08
“Stockholding Change”	Error! Reference source not found.(c)
“Claim”	5.02
“Confidential Information”	4.01(a)
“Contact Person”	1.10
“Disclosing Party”	4.01(a)
“Disputes”	6.15(b)(ii)
“Dispute Notice”	6.15(b)(i)

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Term	Section Where Defined
“Effective Date”	1.01
“Expenses”	2.01(b)
“Fees”	2.01(a)
“Good Faith”	6.19
“Initial Chairperson”	6.15(a)
“Merchandising Agreement”	1.03(b)(i)
“Party”	Introductory paragraph
“Receiving Party”	4.01(a)
“Service Period”	1.01
“Services”	1.01
“Services Operating Committee”	1.01
“SHMC”	Introductory paragraph
“SHO Claims”	5.01
“SHO”	Introductory paragraph
“SRC”	1.03(b)(i)
“Term”	1.01(a)
“TP Agreement”	4.02
“Transaction Taxes”	2.03
“Transition Fees”	Appendix 1.01
“Unresolved Disputes”	6.15(a)

iii. The last paragraph is modified by adding: “and “shall”” after the word “will” in subsection (iii).

m. Appendixes.

i. Appendix 1.01-A. Appendix 1.01-A (Transition Services) is amended and restated in its entirety as set forth on Attachment #1 hereto.

ii. Appendix 1.01-B. Appendix 1.01-B (Product Services) is amended and restated in its entirety as set forth on Attachment #2 hereto.

iii. Appendix 1.01-C. A new Appendix 1.01-C (Logistic Services) is added to the Agreement as set forth on Attachment #3 hereto.

iv. Appendix 1.01-D. A new Appendix 1.01-D (eCommerce Services) is added to the Agreement as set forth on Attachment #4 hereto.

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n. Exhibits. The Exhibits to the original Appendix 1.01A have been modified as follows:

i.	Exhibit 1 has been deleted and replaced by the new Attachment C (searsoutlet.com Statement of Work) to Appendix 1.01-D (eCommerce Services);

ii.	Exhibit 2 (2012 Logistics Rates) has been replaced by Exhibit 2 (Logistics Rates) to Appendix-1.01-C (Supply Chain Services);

iii.	Exhibit 3 (I&TG Service Catalog) has been renumbered Exhibit 1 to Appendix 1.01-A (Transition Services);

iv.	Exhibit 4 (Market Delivery Rate Tables) has been replaced by Exhibit 1 to Appendix 1.01-C (Supply Chain Services).

2.	Condition Precedent. It is a condition precedent to the effectiveness of this Amendment that the parties (or their Affiliates, as applicable) also execute (collectively the “Related Amendments”): (a) that certain Amended and Restated Merchandising Agreement, (b) Amendment #1 to Employee Transition and Administrative Services Agreement, (c) Amendment #1 to Shop Your Way Rewards Retail Establishment Agreement, (d) Amendment #1 to Trademark License Agreement, (e) Amendment #1 to Supplemental Agreement, (f) Amendment No. 4 to the prior Merchandising Agreement between the Parties and/or their Affiliates, and (g) Amendment #2 to Store License Agreement (Outlet).

3.	No Other Amendments. Except as expressly amended herein, the Agreement shall continue in full force and effect, in accordance with its terms, without any waiver, amendment or other modification of any provision thereof, including the parties’ choice of Illinois law (pursuant to Section 6.19 of the Agreement) which also applies to this Amendment.

Signature Page Follows

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth below by their respective officers thereunto duly authorized.

SEARS, HOLDINGS MANAGEMENT CORPORATION		SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ ROBERT A. RIECKER	By:	/s/ WILL POWELL
VP Controller		CEO and President
Date: May 10, 2016		Date: May 11, 2016

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Appendix 1.01-A

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TRANSITION SERVICES

Service or Business Area	Services	Fees
FINANCE & ACCOUNTING

Finance and Accounting

General Ledger	Provide SHO access to the SHMC finance general ledger system to process all accounting related activities for SHO business. This includes, but is not limited to, the Peoplesoft system for recording all financial transactions along with all necessary systems that feed data into the general ledger such as NAI, Accounts Payable, Mechanized R&D, Point-of-Sale, Inventory Systems, Markdown Management Systems, SOLAR payroll processing, Waste Recon, and other external feeds.	Maintain PeopleSoft accounting system and Stock Ledger (SL) merchandise and margin systems: $12,000 per year

Accounting Services

Perform daily, weekly and monthly transaction processing of all entries and feeds into the general ledger system. Compile and load general ledger information for SHO into Essbase financial reporting databases, EIS and Financial Transaction Databases to be used for internal reporting and analysis by SHO. SHMC will inform SHO of any processing errors or data feed issues which would impact the financial results of SHO.

•    Accounts Payable—access to SHMC finance Accounts Payable system to process all invoices and purchase orders for SHO.

•    Fixed Asset Management—maintain all SHO fixed assets in the SHMC finance fixed asset system. Also provide necessary support to add new locations or assets into the system as new stores are opened or assets are procured by current locations.

Physical Inventory/Shrink Process Reporting • Contract with RGIS or similarly qualified vendor for physical inventory process • Perform inventory shrink reconciliations and reporting

AP Processing and Accounting

Reporting

•    Prepare/distribute statements which summarize results and financial position

•    Data extraction (FTD) financial transaction data base and financial, management and external reporting

•    Maintain PeopleSoft accounting system and SL (stock ledger) merchandise and margin systems

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Service or Business Area	Services	Fees

•    Maintain Essbase reporting databases which warehouse financial information

•    Data extraction for general ledger (PS), Fixed Assets and Capital tracking.

•    Maintain general ledger and supporting record as necessary

Disbursements

•    Process accounts payable

•    Match merchandise receipt to invoice

•    Approve invoices

•    Cutting checks to and receiving checks from vendors

•    Correspond with vendors

•    Retain records

•    AP write-offs by vendor by department

•    Receivable collection related to AP accounts

•    Import reconciliation

•    Process other disbursements

•    Pay approved disbursements

•    Process travel and entertainment

•    Data Extraction for Invoice Processing System (IPS), payment processing (NAP), mechanized R&D (NDJ), Purchase Order Writing System (POWS) and LPS

•    General Ledger

•    Process journal entries

•    Maintain integrity of balances

•    Monthly reconciliation of balance sheet accounts

•    Annual recording of book-to-physical inventory adjustments

•    Variance analysis of unit income statement balances and identify potential errors

•    Maintain fixed asset records

Vendor Allowance Reporting

•    SHMC will process all SHO vendor allowance agreements and provide a monthly report of the vendor allowances that are paid to SHO and reporting to show non-shared vendor allowances as determined by the Service Level Agreements between SHO and SHMC. At the request of SHO, SHMC will conduct periodic audits of SHMC allowances collected to confirm that the Service Level Agreements are in compliance.

$25,000 per year.

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Service or Business Area	Services	Fees

Peoplesoft Projects Module

•    Provide SHO with access to SHMC finance Peoplesoft Projects Module to set up new capital and/or expense projects including all necessary feeds to create purchase orders, feeds to the SHMC finance A/P and feeds to the SHMC finance Fixed Asset System.

Tax

Tax Returns and Certain Other Filings:

Required Tax Services

1.      Federal income tax

a.      Prepare return and remit tax due

b.      Prepare estimated tax and extension filings and remit tax due

c.      Prepare LIFO tax calculations (if business adopts LIFO)

d.      Prepare supporting workpapers

e.      Prepare tax elections

f.       Foreign tax credit calculations

g.      If SHMC stops providing applicable HR services to SHO, SHO will be responsible for providing SHMC with data necessary to report any available employment-related tax credits (e.g., WOTC) either directly or through a third party

2.      State income tax

a.      Prepare returns and remit tax due

b.      Prepare estimated tax and extension filings and remit tax due

c.      Prepare supporting workpapers

d.      Prepare tax allocations for periods when part of SHLD unitary returns

3.      Financial Accounting

a.      Quarterly tax provision, effective tax rate calculations, tax accounting journal entry support

b.      Analysis of uncertain tax positions and quarterly tax reserve calculations and journal entry support (if necessary)

c.      Tax footnote disclosures for Form 10-K and Form 10-Qs

d.      Return-to-accrual calculations and necessary journal entry support

Required Tax Services

$239,800 per year

“As-Needed” Tax Services

$55/hour

Service Level Increases

If service levels increase due to change in business or change in legal requirements, cost to be adjusted to reflect increase in SHMC costs to provide Services (if any)

Out-of-Pocket Costs

Travel and other expenses and third party fees charged-through at cost

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Service or Business Area	Services	Fees

4.      Sales and use tax

a.      Prepare tax returns and remit taxes due

b.      Maintain tax tables in POS system (if continue to use Sears POS system)

5.      Business license filings; gross receipts tax filings and accrual estimates

6.      Annual report/franchise tax filings

7.      Foreign tax (Puerto Rico, Guam)

a.      Work with SHO outside tax advisors in preparing necessary tax returns, estimated tax filings and extension filings (e.g., income, property, gross receipts) and facilitating payment of tax

b.      Work with SHO outside tax advisors, when appropriate, to prepare supporting tax workpapers and accounting method changes and tax elections

c.      SHO will engage a third party tax advisor to prepare its Guam and Puerto Rico tax filings and estimated tax filings; to provide any necessary audit defense; and to provide any other foreign tax services that may be required.

“As-Needed” Tax Services

1.      Audit support (other than for property tax as provided above)

2.      Preparation of accounting method changes

3.      $10,000 cash receipts reporting (when necessary; based on information provided by business)

4.      Federal excise tax return (if applicable)

5.      Maintain tax tables in POS system (if new POS system implemented)

6.      Transition tax functions from SHMC to SHO

Audit

As requested by SHO and as agreed to with Internal Audit management, Field Audit services will be provided at a rate of $480/day which includes travel expenses.

IT general computing controls testing the IT Audit team to support SOX compliance.

$480/day No charge

Procurement

1.      Provide SHO with sourcing, negotiation, contracts handling, supplier management and advisory services for procurement (of appropriate dollar value) for capital and expense equipment, materials, supplies and services, as requested by SHO. Procurement Services include competitive sourcing and bidding processes and tools to assist SHO in obtaining the best total cost.

$296,000 per year plus all third party contractor costs, some of which are set forth in this section below.

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Service or Business Area	Services	Fees

2.      Purchase Order handling and processing of requests entered by SHO or SHMC within the Peoplesoft system, Purchase Order Writing System, Enterprise Contract Management and/or when available Ariba system. Included is the Schwarz Supplies order entry and IMA tool for consumables supplies ordering for the term of its deployment and use of the DocuSign system to electronically execute agreements. (In the event that rights must be secured, they will be scoped, determined and shared with SHO for approval to acquire and pass all costs involved). DocuSign use by SHO is limited to the number of envelopes remaining after the Effective Date from the 1500 envelopes purchased by the Sears Hometown Stores business prior to the Effective Date. SHMC will also perform resolution assistance with suppliers related to purchases or payables matters, when requested.

3.      Use of SHMC agreements (if permitted in the respective agreements) for (non-merchandise) goods and services. If rights from third party contractors need to be secured, they will be scoped, evaluated, costed and passed to SHO for approval. Any costs associated with acquiring rights will be passed to SHO at cost. Travel Services – provide access to the Concur travel system and American Express travel services along with all preferred pricing for airfare, hotels and car rentals that may be made available to SHO employees. Use of FBU Procurement credit cards and Travel credit cards to be made available to all current SHO employees (if provider banks agree and such use is not in conflict with governance and policy). New employees to SHO can be added to the travel card program with the prior written approval of SHO. SHMC will provide quarterly reporting of travel expenses from Concur.

4.      Associate Lease Vehicle program – Vehicle leasing through SHMC’s lease company provider, lease vehicle maintenance programs and fuel buy programs (if not in conflict with governance and policy) for all SHO employees in the program as of the Effective Date. SHO may allow additional SHO employees to participate in the program, upon SHMC’s written approval and receipt of SHO approval of the respective employees. Requests for additional services will be subject to Section 1.01E. (SHO’s Requests for Services/System Changes).

5.      Temporary labor Services handling and processing.

6.      Other Assistance – Such other procurement Services as is requested and defined by SHO, which will be scoped, costed and agreed upon by the Parties prior to proceeding.

Hourly rate for special projects and additional procurement Services not set forth in this Agreement: $62.00 per hour

Travel Services:

Third party contractor cost for each transaction (i.e. time and expense report processed), which as of the Effective Date is $2.35 per transaction.

Travel Services (American Express), which as of the Effective Date is $62,500 per year;

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Service or Business Area	Services	Fees
Risk Management & Insurance

Risk Management and Insurance:

1.      Data Extraction and Tracking and Administration of:

•    Workmen’s Comp

•    Auto Insurance

•    General Liability

•    Property Insurance

•    D&O Insurance

2.      Claims review

3.      Consultation in connection with the purchase of insurance

4.      Maintain insurance claims records and provide access to tools for viewing this information, for the following types of insurance:

•    General Liability

•    Workers’ Compensation

•    Auto Liability

•    Property Insurance

•    D&O Insurance

1. $100/hr. if SHO cannot get information direct from third-party contractor (e.g., Sedgwick, Liberty)

2. $75/hr.

3. $150/hr.

4. $100/hr. if SHO cannot get information direct from third-party contractor (e.g., Sedgwick, Liberty)

Treasury	1. Cash Management Services:	Monthly Fees

	Cash Management services, including but not limited to, establish banking structure, opening and maintaining new and existing bank accounts, daily consolidation of funds, calculation of daily cash position, movement of funds as necessary, reconciliation of accounts and maintenance of balances, development of funding forecasts and future cash needs, support for banking and armored car services for the Outlet Stores and company operated Hometown stores, administration of users access to Treasury website and banking software, ordering deposit slips and stamps from service providers, approving armored car purchase orders	1238 stores $7,169
Note: In the event the store count doubles (2476 stores), the projected monthly fees are $10,744

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Service or Business Area	Services	Fees

2. Credit Facility Administration

Advise on credit facility structure implementation or renewals and obtain lenders. Execute borrowings, provide monthly bank reporting and validate facility compliance and fees.

		$3,403 Note: In the event the store count doubles (2476 stores), the projected monthly fees are $3,403

	Total	$10,572

		Note: In the event the store count doubles (2476 stores), the projected monthly fees are $14,147

REAL ESTATE SERVICES

1.      Property tax

a.      Personal property tax filings

b.      Real estate tax filings; landlord reimbursements

c.      Accrual estimates

d.      Monthly summary of tax bills paid along with recommended changes in current monthly estimate of tax liability per location

e.      Appeals and audit defense, where appropriate

OTHER

E-Mail Support

SHMC will continue to provide for support for distributing promotional and trigger e-mails

1.      Promotional E-Mails (Non-SYWR)

a.      SHMC will continue to provide Sears.com standard promotional e-mails to SHO customers including specific business line/category promotional offers

•    E-mails will continue to be distributed to SHO customers at SHO’s discretion

•    SHO will be provided the opportunity to opt-out of the e-mail distribution (or to alter creative at SHOs expense per the rate card documented in the SYWR agreement) when an offer/e-mail is not in the best interest of SHO

b.      SHMC will provide SHO with promotional space in Sears.com e-mails in both the hero banner and/or Promotional “slices”

		Sears.com standard promotional e-mails will continue to be provided to SHO customers at no cost to SHO

Rates for promotional banner placement within sears.com promotional e-mails charged per the SYWR Service Agreement

SearsOutlet.com Deal of the Day e-mail will continue to be provided to SHO at the rate of

$3.50 CPM

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Service or Business Area	Services	Fees
c. SHMC will continue to provide support for the following promotional e-mails: • SearsOutlet.com Deal of the Day E-Mail

2.      Trigger emails

a.      SHMC will continue to provide support for the following trigger e-mails:

•    Shopping Cart abandonment e-mails on SearsOutlet.com

•    Post Order e-mails on SearsOutlet.com

•    Shopper Recap E-Mails generated via DBC

•    Digital receipt e-mail

•    Post order emails for in store purchases (e.g. thank you for your purchase)

Trigger e-mails will continue to be provided to SHO customers at the rate of $3.50 CPM All rates for other e-mail related services will be set forth in the SYWR Service Agreement

Fraud Solutions		All prices/rates are performed by a 3rd party contractor. Current price is noted below:

1.      RSA – Retail Services Agreement*

Store Pick-Up Order is picked up by another person. Customer has the online capability of having a 3rd party pick up their order at a store.

* unable to determine if expenses were incurred for these services

RSA: $1.00 per order

2.      RED (Retail Decisions) – is a service provider that reviews every order via systemic rules

Review potential fraud orders for outlet

•    Hometown – $612 in RED costs; 24,480 orders in 2011

•    Outlet – $1,575 in RED costs; 63,000 orders in 2011

•    Hardware – $578 in RED costs; 23,139 orders in 2011

RED: $0,025 per transaction

3.      Fraud outsorts – triggered by RED rules and the orders are reviewed by OBU’s fraud team in Tempe, AZ.

Fraud outsort cost applies only to outsorted orders (about 3.6% of orders on average)

•    Hometown – $6,372 in fraud/outsort costs; 24,480 orders in 2011

•    Outlet – $16,398 in fraud/outsort costs; 63,000 orders in 2011

•    Hardware – $6,023 in fraud/outsort costs; 23,139 orders in 2011

Fraud / outsorts: $7.23 per order

TEC Recommendations	Continue to provide personalization and product recommendations across multiple	• 2% of sales attributed to

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Service or Business Area	Services	Fees

Channels including Shopper Recap e-mails, Abandoned Cart e-mails, Digital receipt and future integration to SearsOutlet.com.

•    Currently TEC is only providing recommendations through email to SHO customers. TEC is not providing recommendations on SHO websites. This could change in the future, which SHO would incur the costs.

the TEC Campaign Management System • Email sends will be billed at email rates. • Any future integration work to add TEC to SearsOutlet.com to be paid for by SHO
MARKETING SERVICES

Marketing

Print placement and analytics.

Currently provided through NSA/Alliance media and Valassis, SHMC will continue to provide ongoing support for the following functions: Vendor management including contract negotiations, coordinating placement and quantities, development, implementation and communication of run sheets with newspapers and printers, cost estimations, distribution analytics and recommendations, invoice reconciliation, development of new store profiles, and conflict resolution for non-performance between media vendors and SHO.

Fees and expenses will be billed by SHMC directly to SHO. Fees are for 2016 and are estimated based on planned volume.

HTS=$592,764 per year AHS=$56,448 per year HAS=$0 OUT =$0 *If SHMC changes to another vendor for these Services, then fees may be either directly billed to SHO or billed by SHMC to SHO.

Point of Purchase (“POP”) and Offset Signing Procurement:

•    Planned Offset Signing & POP Elements: SHMC will provide visibility to storewide offset signing and POP elements, to the extent applicable to SHO. SHMC will provide advance notice of pricing inclusive of shipping to FastPak, creative proofs, and specifications. SHO may purchase these items at cost.

•    SHO exclusive signing projects: SHMC will assist SHO in the competitive bidding process for signing projects exclusive to SHO.

• Total = 50K Annually • Ad-Hoc support and/or unique support requested by SHO will be provided by SHMC at a cost of $45/hr. Plus Procurement Support

	Print vendor management: SHMC will continue to coordinate execution of printed materials for the SHO preprint program, including execution from the receipt of completed files to the delivery to each newspaper vendor including freight/freight execution, and quality control to established SHMC standards, including a review of final Epson proofs prior to printing.	$82,500 per year Plus Procurement Support

	Financial Reconciliation for preprint program. Provide estimated and actual costs to execute each marketing event on a job by job basis.	Included above

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Service or Business Area	Services	Fees

3[r]d party and internally available marketing analytics.

Provide SHO with regular reporting, access to systems or fulfillment of ad hoc requests for marketing related data including, but not limited to, internal and external CSAT data on a weekly basis, market share data on a quarterly basis and ad tracking reports. Reporting will include SHO specific reporting as agreed upon in writing by the Parties. The foregoing Services related to CSAT data have been terminated effective January 30, 2016.

CSAT (CLASS) $135,000 per year for SHO Other market share reports have no incremental cost for SHO

	POS offer execution. This is limited to access to the system which allows SHO to create and execute barcode offers at POS (on receipt), and any updates to maintain functionality (e.g. offers based on market basket).	No incremental cost for SHO

Access and Maintenance of Systems:

SHMC will continue to maintain functionality and provide SHO access to dependent marketing systems. If SHMC modifies or replaces existing SHO dependent systems, then SHMC must provide notice in writing 180 days prior.

These systems include:

System Support-(price support/training/coaching/holiday support/problem resolution)—$88K annually. If SHO desires its own dedicated line for support, it will cost more

System	Function
PMI	Legacy Pricing System

RES	Item level signage

Deal Management	Supports creating and maintenance of Sears coupons and barcodes

Aprimo	Soft-proofing system for reviewing, annotating and approving pages.

Digital Asset Management (DAM)	Photography, logos and finished pages library

MARS	Accounting

Offer Manager	Offer tool which allow merchants to detail their offers (with financial and creative).

Ad Plan	Pricing information

Access to Digital Asset Management (DAM), FTP sites or any system which may host images. SHO will have access and rights to use all product level images and branding images/treatments. The same access will be made available for franchisees of SHO.	$12,000 annually for self-serve access.

Access to Aprimo soft proofing functions. SHO will continue to use Aprimo as a soft proofing system.	On-going access to all specified Marketing related systems—$1.33 million (5% of total assessed IT costs for base and support based on 2016 costs)

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Service or Business Area	Services	Fees
LOSS PREVENTION General Inventory Safety

Provide inventory Services for SHO including but not limited to:

Initial physical inventory scheduling

Consecutive rescheduling requests will be handled at a rate of $62/hour

Inventory service provider management

Physical inventory process management (data feeds to/from vendor/store/corp/)

Point of contact for inventory-related questions, rescheduling requests, concerns

Disaster-related inventory assistance

$ 35,000 /year

Critical Safety Management ($62/hour per SHMC employee as needed for Services, third party contractor resources at actual contractor fees plus expenses). SHMC will determine, in its discretion, when a SHMC or third party contractor resource is used.

Critical accident management (amputations, fatalities, etc.)

•    Communication

•    Investigations

•    Management and guidance

Critical Health Management

•    Bed bugs

•    TB, other infectious diseases

Regulatory Agency Activity Management

•    Citation review

•    Investigations

Informal conference, negotiation and settlement

$ T&M -

Ongoing Safety Expenses by SHO businesses: ($62/hour per SHMC employee as needed for Services, third party contractor resources at actual contractor fees plus expenses). SHMC will determine, in its discretion, when a SHMC or third party contractor resource is used.

Personal protective equipment procurement (gloves, apron, eyeglasses, shoes, etc.)

Associate Employee training

Equipment repair (compactor, motorized material handling equipment

$ T&M -

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(“MMHE”), ladders, etc.)

Safety Equipment Purchase (ladders, MMHE.etc.)

OSHA settlement payments

Fire department citation payments

DOT settlement payments

Hazmat permits and license fees

Miscellaneous safety purchases, fees, equipment, etc.

Annual fire and extinguisher inspections

Provide Loss Mitigation and Resolution Services to SHO including but not limited to:

Awareness program and training material to mitigate exposure to losses (limited to SHMC program material, may require third party contractor resources at actual contractor fees plus expenses)

Cycle shrink reporting limited to SHMC’s existing reporting protocols, formats and types. (additional analysis and research will be at $62 hour rate) Provide chain loss prevention support for investigative purposes (Detail Control Center (“DCC”) support for research, analytics, case resolution) Investigative system usage:

•    Aspect usage

•    Lexis, phone trace, etc.

•    Hierarchy updates for Aspect.

Background / social network investigations ($62/hour rate)

Business / owner investigations ($62/hour rate)

Theft investigation management to resolve and apprehend dishonest customers and employees ($62/hour rate)

ShopYourWay abuse reporting (limited to SHMC’s existing reporting protocols, formats and types (additional analysis and research will be at $62/hour rate).

$ 50,000/year

	Total LP Services	$85,000/year

STORE LEVEL LABOR PLANNING AND STAFFING SUPPORT

Basic Support Services

1.      SHMC will provide Store Level Annual Labor hours/dollars plans developed by staffing unit within 10 business days per each format when the following deliverables are provided by SHO:

a.      SHO will specify one contact for each business/format (i.e., Outlet and

Service Level Increases If SHO requires a change in basic support services and/or

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Service or Business Area	Services	Fees
Outlet and Hardware stores formats (non-franchised)

Hardware) for all deliverables who will:

i.       Provide a timeline of payroll planning milestone/due dates 30 days prior to the first milestone/due date

ii.      Confirm finalized planning assumptions (e.g., valid unit population, store types, store team structure, commission structure, etc.) for each business prior to the commencement of plan calculations by SHMC.

iii.    Ensure that any new locations are added to the SHMC financial systems (e.g., “unit cube”) prior to the commencement of the planning process.

iv.     Provide a targeted national labor cost % to sales to SHMC prior to the commencement of plan calculations.

v.      For the Hardware business, provide valid sales by unit for a rolling 12 month period for the following categories: commission sales, non-commission sales and total unit sales. SHO will also provide the number of sales transactions by unit (including new and closing units) for a rolling 12 month period. Both sales and transactions must be provided to SHMC in accordance with these criteria before payroll planning calculations can commence

vi.     For the Outlet business, provide valid sales by unit (including new and closing units) for a rolling 12 month period for the following categories: commission sales, non-commission sales, apparel sales, non-apparel sales and total sales before SHMC can commence payroll planning calculation

b.      Additional plan iterations based on changes in sales alone will be delivered to SHO within 3 business days

c.      Additional plan iterations based on changes in other assumptions (not sales) will be delivered within 10 business days of receipt of updated information

2.      If, subsequent to the annual plan process, SHO requests SHMC to develop a payroll plan for a location that is converting from franchised to non-franchised, said plan will be delivered within 3 business days once the designated SHO contact provides the information stated in subsections 1(a)(ii) through (vi) above (as applicable).

frequency of services beyond what is outlined in the Agreement, costs may be adjusted to reflect increase in costs to provide services (if any). Requests for additional services will be subject to Section 1.01 E (SHO’s Requests for Services/System Changes).

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3.      SHMC will provide monthly plan hours/dollars reporting

a.      Excel file—current state plan provided to SHO business leaders

b.      Accuracy dependent upon notification by SHO of changes to Region/District/Location hierarchy 5 days prior to report generation

4.      SHMC will provide weekly labor utilization/expense reporting

a.      Excel file provided to SHO business leaders

b.      Information provided by store and staffing unit within store

c.      Accuracy dependent upon notification by SHO of changes to Region/District/Location hierarchy 5 days prior to report generation

5.      SHMC will provide weekly Employee Overtime reporting

a.      Excel file provided to business leaders

Accuracy dependent upon notification by SHO of changes to Region/District/Location hierarchy 5 days prior to report generation

6.      At the point when SHMC no longer actively maintains the HR management system for SHO, which contains all up-to-date employee information needed by SHMC to perform the store level labor planning and staffing support Services, SHO will be responsible for finding an alternative service provider for the above services; in which case, SHMC will provide reasonable transition support/assistance during SHO’s transition for up to 60 days (for which SHO will continue to pay the fees in the right hand column); provided that SHMC will not have line of sight to SHO’s systems post-transition and therefore will only be able to answer questions on a consultative basis.

         Franchised and Dealer locations are excluded from the Services above.

“As Requested” Services

1.      Requests for additional services will be subject to Section 1.01E (SHO’s Requests for Services/System Changes).

EMPLOYEE COMMISSION	Basic Support services – all SHO Store location types as of the Effective Date	If SHO requires a change in

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ADMINISTRATION SUPPORT SERVICES Franchised and non-franchised locations

1.      Maintain record of current store population by store type for proper commission compensation

a.      Dealer owned, franchised, and SHO operated, Hometown, Outlet, Hardware, Home Appliance Showroom locations

b.      Changes to store type (as outlined in above subsection I.a., e.g., Dealer to Franchise) Store location moves to/from franchised status require 4 business days lead time*

2.      SHMC will provide SHO with a list of newly created items each week so it can determine and set commission rates on new items for Hardware, Hometown and Home Appliance Showroom locations only.

3.      SHMC will continue to provide a weekly default commission recap by store

Basic Support services – SHO operated locations

basic support services and/or frequency of services beyond what is outlined in the Agreement, costs may be adjusted to reflect increase in costs to provide services (if any). All requests for additional services or change in frequency must be provided in writing and cost for such services must be mutually agreed upon by both parties before a change in services will be instituted.

1.      Maintain record of employee compensation plans in place by format, location and scheduling unit

a.      Moves between compensation plans require 4 business day lead time

2.      Provide commission rate reporting in excel file format (or other format agreed upon by the Parties) - for SHO use in communicating to selling employees (updated when rates changed)

3.      Based on business decisions communicated by SHO, set up commission rates / fixed dollar amounts by product category and/or line, by store location

a.      As of the Effective Date, non-franchise Hometown format store commission rates currently follow the Sears Full Line Stores structure for Home Appliances.

b.      SHO may elect to deviate from Sears Full Line Store rates from time to time and SHMC will adjust commission structure as determined by SHO.

c.      Commission Administration support team is not responsible for developing new commission rate/fixed dollar amount values

4.      Provide bi-monthly commission expense tracking (excel file format (or other format agreed upon by the Parties))

5.      Research / respond to commission help ticket issues/questions

6.      HFM Rate Reduction – load daily file of HFM transactions that require a reduced commission rate and calculate commission at the reduced commission rate (process implemented March 2014 per request from SHO).

Out-of- Pocket Costs Travel expenses and third party fees charged-through at cost

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Service or Business Area	Services	Fees
	7. Requests for new rate structure/pay plans that require system development will be considered “As Requested Services” (see below) Basic Support Services – franchise and dealer-operated locations	$10,010 per year (billed monthly

1.      Based on business decisions communicated by SHO, set up commission rates / fixed dollar amounts by CORE product hierarchy category and/or line, by store location

a.      Commission rate set up and maintenance (for SADI system)

b.      New/changed rates require 5 business day lead time.

2.      SHMC will provide SHO a recap of all commission adjustments (consistent with current practices) and effective dates for commission adjustments for purposes of validating that all entries into the commission system are consistent with direction provided by SHO

Prior to the point when a SHO store format and/or location no longer utilizes SHMC Point of Sale and/or HR management systems, SHO will be responsible for finding an alternative service provider for the above services; in which case, SHMC will provide reasonable transition support/assistance during SHO’s transition for up to 60 days (for which SHO will continue to pay the fees in the right hand column); provided that SHMC will not have line of sight to SHO’s systems post-transition and therefore will only be able to answer questions on a consultative basis.

SHMC will continue to permit separate commission payments for hold for merchandise commissions; consistent with past practices.

Retail Services

Utility Management	Third Party provider (currently ECOVA) services include: • Bill consolidation and payment services for each facility • Utility rate monitoring and optimization • Financial reporting including accruals • 13 Month Rolling Budget Development including a detailed site level budget for Electric, Gas, Water, and Sewer services • Energy procurement services	$158,000

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SHMC will assist SHO with opening and closing of accounts, troubleshooting and problem resolving of accounts, and deposit requests (all deposits to be paid by SHO). SHO is responsible for all charges from ECOVA for the services it receives. These additional services will be billed hourly.

In-Store Music	As allowed under applicable agreements, SHMC will continue to provide in-store music services for all locations requested by SHO.	SHO will be charged the lower of the following rates: • Current annual charge per unit prior to separation • Any renegotiated rate with in-store music providers

FACILITIES

SHMC agrees to provide the following services to SHO:

–       On an as needed basis, SHMC will provide SHO with general facilities maintenance and support for the first line of repairs including but not limited to the following:

•    HVAC Maintenance (Heating/Cooling Start-Up)

•    Exhaust Fan Inspections/HVAC Air Distribution & Transfer Unit Maintenance

•    Roof Repairs

•    Fire Protection/Alarm System Repairs/Maintenance

•    Compactors & Bailer Repairs/Maintenance

•    Energy Management – Service & Repairs

Based upon QMT Facility Service availability and degree of technical repair the DFM will provide vendor contact information to SHO requestor so that SHO can hire its own resource, if DFM determines, in SHMC’s discretion, that SHMC will not be providing the service, subject to SHMC’s continuing obligations in paragraph (g) of Amendment No. 1 to the Separation Agreement.

–       On an as needed basis SHMC will provide major maintenance and construction services to SHO. The rate(s) for required services will be negotiated on an as needed basis and will require prior approval from both

All maintenance & repairs will be billed to SHO at the agreed upon rate of $40/hr. This rate applies to both travel and repair time. This rate shall not increase by more than 5% annually and cannot be adjusted without the prior written approval of the parties. This rate

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parties. These services include but are not limited to the following:

•    Project manager and/or Project Coordinator support for (SHO) build out or Landlord (LL) build out of Outlet location.

•    Project manager and/or Project Coordinator support for (SHO) build out or LL build out of Home Appliance Store location.

•    Provide space and equipment for generation of Architectural and Design elements necessary for (SHO) construction projects.

•    Provide Architectural and Design assistance to consultants employed by (SHO). (Does not include production of or stamping of A&E documents.)

COMPLIANCE

Environmental

SHMC will continue to provide SHO services and support for Environmental Affairs at a rate of $25,000 Annually plus the direct cost for any necessary 3rd party services required to address and resolve Environmental Issues attributed to SHO.

1.      Asbestos Management, Lead Paint, Indoor Air Quality and Mold Assistance

2.      Environmental permitting/registration preparation and management (e.g. hazardous materials, wastewater and hazardous waste),

3.      Regulatory report preparation and submittal,

4.      Review and Processing environmental permitting and reporting fees,

5.      Spill response and cleanup,

$25,000 Annually plus the direct cost for any 3rd party services required.

Additional support for Environmental Services may be available at the request of SHO. Each service will be priced individually based on mutually agreed-upon scope of work and requested delivery time”

1. Third party contractor costs.

2. Third party contractor costs.

3. Applicable regulatory fees. If no regulatory fees apply, $200 per event plus all third party contractor costs and out of pocket expenses.

4. Applicable regulatory fees. If

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	6. Addressing regulatory issues (such as, Notices of Violation of Environmental Requirements),	no regulatory fees apply, $200 per event plus all third party contractor costs and out of pocket expenses

	7. Coordination of hazardous and special waste removal and disposal/recycling,	5. Third party contractor costs.

	8. Addressing property owner inquiries regarding environmental issues (such as, environmental due diligence requests related to refinancing or real estate transactions),	6. Fixed fee of $500 per event plus all third party contractor fees and out of pocket expenses.

	9. Work to assess and address environmental risks during store leasing activities (such as, Phase I environmental assessments or other environmental investigations)	7. Third party contractor costs.

	10. Support for other environmental issues that may arise (e.g. wastewater, storm water, hazardous waste),	8. Fixed fee of $1,000 per event plus all third party contractor fees and out of pocket expenses.

	11. Hazardous and Special Waste Removal and Disposal/Recycling,	9. Fixed fee of $1,200 per event plus all third party contractor fees and out of pocket expenses.

12. Environmental Hotline and Material Safety Data Sheet Support,

13. Environmental Management System Maintenance and Usage

14. Engineering Consultant Support (when necessary to assist with complex issues),

	15. Asbestos Abatement Contractors (as needed to support renovation and maintenance activities).	10. Fixed fee of $500 per event plus all third party contractor fees and out of pocket expenses. 11. Third party contractor costs.

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12. $2.50 per month/store 13. $1.50 per month/store 14. Third party contractor costs. 15. Third party contractor costs.

Space Management

1.      Planogram Support

SHMC will provide Planogram support to the Hardware store format at the same level as performed before Separation (not more than 525 planogram changes per year and support of not more than 500 active planograms). Prior to Separation, this planogram work has been driven by assortment changes in the Sears FLS format, which then affect the Hardware store format. These planogram changes are first developed for Sears FLS, then will be passed over to SHO Hardware stores for review/modification, and approval before assignment to stores.

A new requirement for Hardware stores is to support planogram changes specific to Hardware stores only in the same capacity. This planogram work is independent of Sears FLS.

In either of the above cases, the SHO planogram team will modify planograms as necessary and provide to the SHMC team for quality review and import to the SHMC Space Management systems.

SHMC will assign an incremental dedicated Space Planning person to support the Hardware format. This resource will manage the incremental demand of the SHO driven planogram changes, guarantee responsiveness to demand, and ensure quality deliverables/service levels according to this SOW.

$38.50 per hour

SHMC Planogram services:

•    Facilitation of weekly Merchandise Transition Calendar project meetings.

•    Monitoring and reporting of merchandise transition critical milestones.

•    Receive/cascade Sears FLS assortment changes to the Hardware store merchant teams for review/adjustment/additions/changes.

•    Create, update, quality review planograms as necessary to support assortment decisions from by the merchants.

•    Provide assortment grids for approval to ensure item/planogram/store assignments are in alignment.

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•    Address any rework or changes as requested by SHO.

•    Review planogram quality controls and import planograms to the corporate SHC database.

•    Maintain the Merchandise Transition Calendar and any other necessary systems to support the current SHMC level of service.

•    Maintain/update planogram groups and store models to ensure accurate store/planogram assignment.

•    Post planograms to the SHMC Store Plot Planogram system.

•    Generate planogram PDF and incorporate to the Days to Check applications.

Note: Planogram support is provided for the SHO Hardware store format only. Other SHO formats are currently out of scope of this unit of services.

2.      Floor Plan Support

•    Floor planning services were not provided for any SHO format prior to Separation. Should future Floor Planning services be desired, a new statement of work will be developed at that time.

3.      Transition Management

The SHMC Merchandise Transition Calendar is utilized to schedule and manage every planogram group transition in Hardware stores. Critical milestones will be monitored and reported to the SHO Hardware Transition project team each week.

SHMC Transition Management services include:

•    Coordination of project planning with stakeholders during reset planning and execution including (but not limited to) business unit merchants, inventory planning, procurement, and signing.

•    Establishing and leading weekly project meetings as appropriate for scope of the reset ensuring all stakeholders are involved and accountable.

•    Providing weekly project critical milestone tracking/reporting to all stakeholders

•    Monitoring all approval points within the project timelines escalating as appropriate

•    Providing access to the Merchandise Transition Calendar and any reporting available within this system.

4. System Support Services • SHMC will provide SHO system support services through SHMC’s IT support function (and under its support services requirements), not through SHMC’s Space Management staff.

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•    SHO may participate in regularly scheduled SHMC Space Management training services. Scheduling of training sessions specifically for SHO will be billed as appropriate.

•    SHO will continue to have access to the SHMC Days to Check suite of applications.

•    No direct user access to the SHMC Space Management JDA Intactix Knowledge Base (“1KB”) will be granted.

•    SHO has access to no more than 8 JDA Space Planning desktop user licenses. SHO will need to separately procure any additional licenses directly from JDA Software, Inc. SHMC will cooperate reasonably with SHO’s efforts to do so.

•    SHO will continue to have access to the SHMC product library to support SHO’s internal planogram development efforts. This product library is supported by SHMC I&TG.

5.      Special Services-Store AutoCAD projects

The SHMC Space Management team offers store plan (AutoCAD) drafting services for store sales floor/fixture plans. This service is specifically for those requests that involve the design in AutoCAD of new stores or changes/updates to fixtures, sales floor space, and simple architectural elements within an existing building plan. Requests for this service will follow the below process. Charges will be based on time/materials and billed via the current time entry methods. SHMC will use commercially reasonable efforts to process SHO’s AutoCAD project requests as in the ordinary course of business, without giving more or less priority to SHO’s requests than any other’s. The relative importance of specific projects might dictate a reordering of those priorities in favor of or against SHO’s requests from time to time. Project scope, resource availability, timelines, and deliverables (as outlined below) will be communicated at the time the service is requested.

6.      Service Level Commitment

•    The SHMC Space Management team will strive to assign all planograms to stores within 4-6 weeks of receiving complete and accurate assortment information from SHO and also within the required lead time by Inventory Management to support ordering product.

•    SHC Store Planning (AutoCAD) services are project based. Resource allocation, timelines, and deliverables will be established at the time of each specific project request.

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7.      IT System

•    Currently 8 JDA Space Planning desktop licenses are available for use by SHO. The SHMC IT support organization supports a link to the SHMC JDA IKB product library to support planogram development efforts for SHO.

•    Access to the SHMC Days to Check suite is available through the RCS process.

•    Network security and system access is not applicable in regards to the SHMC space management applications.

8.      Administrative Support

•    Reporting Services

•    Project management critical milestone tracking and meeting recaps

•    Weekly Planogram Reset Status reports (red/yellow report)

•    Inventory Instock Reporting 2 weeks prior to reset + week of reset

•    Billing of Services

•    Nature and frequency

PAYMENT CLEARING AND RELATED FINANCIAL SERVICES

SEARS FINANCIAL SERVICES (SFS)

Third Party Payment Acceptance	SFS manages the payment acceptance process of authorization and settlement for the acceptance of third party credit and debit cards through contracts with Discover, American Express, and First Data (for the acceptance of Visa and MasterCard-branded cards). In addition, SFS will manage SHO’s Telecheck relationship for the acceptance and settlement of checks. Sears Financial Services manages third-party partner SLA performance, Sears Financial Services manages third-party partner SLA performance, PCI and regulatory compliance, technical enhancements and tender optimization for systems wholly within its control. SHO has sole responsibility for security, PCI and regulatory compliance, technical enhancements and tender optimization for systems, locations and infrastructure provided by SHO and/or its third parties; provided that	Each month, Sears Financial Services will charge out the direct liability for third party payment costs associated with SHO’s merchandise sales for that month. The total payment cost and total payment cost as % of sales will vary from month to month based on merchant promotional activity

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SHMC has the right to approve the foregoing for any systems that interface with SHMC Systems. All third party claims arising in connection with systems, locations and infrastructure provided by SHO and/or its third parties shall be SHO Claims and shall be subject to Section 5.01 of the Agreement (without regard to the exceptions set forth therein); except to the extent that such SHO Claims are found by a final judgment or opinion of an arbitrator or a court of appropriate jurisdiction to be caused by: (i) a willful breach of any provision of this Agreement by SHMC; or (ii) willful misconduct of SHMC, its Affiliates, or their respective Representatives in the performance of their obligations under this Agreement.

Each tender type accepted for payment at SHO has an interchange rate associated with it, which rates SHO will pay on a pass-through basis.

(e.g. tied-to-Sears-credit offer). Sears Financial Services will provide monthly reporting for SHO so they can better understand the drivers of the payment costs they incurred in each month.

Consumer Credit Cards

SFS manages lending relationships (currently with Citibank and Capital One) for the provision of Sears-branded credit to SHO through either a private label or a general purpose credit card. Provision of credit to SHO (1) reduces payment costs, (2) builds the business partner data warehouse of marketable households and transactional activity, (3) gives business partners access to financing to purchase goods from SHO, (4) offers merchants a vehicle for targeting promotional offers (including 0% financing), and (5) generates an incremental revenue stream from lending relationships.

The acquisition of ongoing business partner use of Sears-branded consumer credit cards creates a number of benefits for SHO. Lending partnerships include a variety of revenue, expense and subsidy streams that can be tapped to help SHO grow sales, manage down its third party payments costs, and offset the expense of select promotional offers (when tied to credit).

The successful optimization of Sears’ consumer credit programs requires the alignment of incentives across Financial Services and SHO. To this end, SHMC will distribute the credit revenues associated with the Sears credit programs according to the following table:

	Financial Services	SHO
Net New Account Revenue	25%	75%
Non-0% Credit Revenue	25%	75%
Associate Incentive		100%
Tied-to-Credit Subsidy		100%

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Net New Account Revenue represents the fees paid by Citi and Capital One for a new approved, activated credit card account. For Citi and Capital One underwritten accounts, the fee paid to SHO is the per account amount paid by Citi and Capital One to SFS.

Non-0% Credit Revenue is earned only on Sears Cards issued by Citi. It is subject to a sliding rate schedule (outlined in the Citi-Sears Program Agreement) which is based on the Dollar Volume of SHO Merchandise sales and the Dollar Volume of 0% Sears Card sales.

SHMC pays for the $2 Associate Incentive earned by SHO associates for every credit card application generated. From time to time, SHMC will fund additional incentive contests where it will pay up to $4 for every credit card application generated

In addition, SHMC will work with SHO to design, develop, and execute merchant offers tied to credit that generate Non-0% credit revenue for SHO. These offers may be eligible for incremental Tied-to-Credit Subsidy from Citi which will be negotiated on a one-off basis based on the business case developed between SHMC, Citi and SHO.

0% Promotional Financing is another promotional tool that can be leveraged by SHO to incent merchandise sales. SHO will be assessed a Merchant Discount Rate (MDR) equal to the MDR that SHMC is assessed by Citi based on the duration of the promotion.

Payment Settlement

SHMC will provide payment settlement services for merchandise sales proceeds from Sears Card transactions (processed by Citibank) until such time as SHO establishes with Citibank a separate service agreement and fund flow. SHMC will pay SHO the Sears Card Merchandise Sales proceeds on the day following Citibank’s settlement with SHC of Sears Card Merchandise Sales.

Upon establishment of a separate fund flow for SHO, payments by customers for Discover or Sears credit cards will be remitted by SHO to SHC the day following receipt into SHO’s bank account. SHMC will also provide SHO payment settlement services for American Express, Visa, and MasterCard (First Data) transactions until such time as SHO has entered into agreements with these service providers.

These activities will be performed at no charge to SHO.

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Gift Cards

SHMC manages the product development, operational support, vendor management, marketing budget, and state-by-state compliance for Sears/SHO branded gift cards. Gift cards offer SHO a convenient gifting option to offer its customers when they cannot find or do not know what color/size/brand/style merchandise their recipient would like most. It gives Sears/SHO an opportunity to market Sears, Sears/SHO outside of stores through Gift Card Malls and Rewards programs nationwide. Plus Sears/ SHO gift cards carry no fees and never expire.

The interchange rate on Sears/SHO gift cards will be 200bps of gift card value redeemed. This Gift Card Fee covers the cost of running the gift card program, i.e., ValueLink processing costs, plastics, B2B discounts (associated with third party sales of Sears/SHO gift cards outside Sears and SHO stores), etc.

Requesting custom gift cards for specific promotions will incur direct fees associated with custom card production. These will vary by promotional requirements and volumes and will be executed according to terms that will be mutually agreed to by the parties separately.

Gift Card Acceptance

SHC and SHO will accept each other’s gift cards as a tender type and will be reimbursed for the “same as cash” value of the gift card redemption regardless of where the gift card originated.

Sears Financial Services and SHO will agree to partner on the development and implementation of periodic “Spend and Get” promotions which will be offered to consumers in Sears/SHO as a means of driving incremental traffic and revenue.

Financial Summary of Spend & Get Promotions:

Accounting Activity/Description	Account	Timing
At time of reward card issuance, SHO is charged 100% of reward card value	Gross Margin Adj 50181	At Activation

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SHO receives 25% discount on reward card issuance expense	Gross Margin Adj 50181	At month end close for the month in which promotion was run

SHO receives 75% of breakage benefit for expiring states	Gross Margin Adj 50181	The month following the promotional expiration date

SHO receives 75% of breakage benefit for non-expiring states	Gross Margin Adj 50181	The month following the promotional expiration date

SHO Receives 25% charge on any redemptions taking place within their Format	Gross Margin Adj 50181	The month following the promotional expiration date

Requesting custom Spend & Get cards for specific promotions will incur direct fees associated with custom card production. These will vary by promotional requirements and volumes and will be executed according to terms that will be mutually agreed to by the parties separately.

Layaway	SHO will continue to have available at point of sale and be able to offer customers Layaway options in all retail locations. SHMC will continue to provide access and support for the existing layaway functionality.

Reporting & Support

SHMC will provide SHO with a month by month forecast for annual Financial Services revenue and expense items by product (e.g. Sears Credit, Third Party Payments, Layaway, Gift Card).

SHMC will provide weekly reporting of SHO sales by tender type for the purposes of enabling your organization to forecast monthly revenues, expenses, opportunities and risks.

SHMC will provide a single point of contact for SHO to address questions that it may have as well as assist SHO in the design and execution of promotional programs for optimizing benefits and reducing expenses.

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Leasing	SFS will provide leasing capability to SHO and its retail locations through its vendor relationship (currently Why Not Lease IT (WNLI)). Leasing offers SHO the capability to offer a differentiated product to a customer base that may not be able to access traditional credit products. SHMC will provide management resources for SHO to address questions that it may have as well as assist SHO in the design and execution of promotional programs for optimizing the leasing product.

IT SERVICES

IT SERVICES Base Services THIS SECTION IS SUBJECT TO EXHIBIT 1 WHICH INCLUDES THE I&TG SERVICE CATALOG, AS UPDATED BY SHMC FROM TIME TO TIME.	Technology Product Domain Business Strategy & Operations: • Enterprise Learning & Development • Enterprise Process Management • Enterprise Project / Program Management	Part of the Base Services Per Location Charge set forth below.
	Information Analytics & Innovation • BI Administration • BI Application Support • BI Data Monitoring • BI Delivery Administration • BI License Management & Support • Supply Chain Management	Part of the Base Services Per Location Charge set forth below.

Network & Security Services:

•    Compliance

•    Media Services

•    Non-retail Asset Maintenance

•    Retail Asset Maintenance

•    Security (for SHMC Systems)

•    Telecom Provisioning & Management

•    Telecommunications Data (including GTT hosting)

•    Telecommunications Voice

Part of the Base Services Per Location Charge set forth below.

Appendix 1.01-A Page A - 28

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Appendix 1.01-A

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Service or Business Area	Services	Fees
	Operational Services:	Part of the Base Services Per Location Charge set forth below.
• Associate & Customer Desktop Support • Data Center Operational Services • Distributed Environment Services • Storage Services

	Retail Services: • Core Retailing Transaction Support • Customer Facing Transaction Support • Hardware Support Services	Part of the Base Services Per Location Charge set forth below.

Service Management:

•    Administration

•    Business Continuity

•    IT&G Service Quality Management

•    IT&G Service Support

•    I&TG Service Support—Corporate Desktop Support

•    Learning & Development

•    Performance & Service Management

For the Base Services, SHO will be billed upon a per location basis (currently 1,182 field locations plus 1 corporate location, for a current total 1,183, each a “SHO IT Location”) at a rate of $4,153 per year (the “Base Services Per Location Charge”); with the exception of Mainframe computing, Cloud computing, Teradata data, and Hadoop data, all of which will be invoiced to SHO (and paid for by SHO) at SHMC’s cost on a monthly basis. All increases of third party costs will be passed on to SHO.

SHO will report to SHMC the number of SHO IT Location using Base Services 5 days prior to each month-end closing date. Should the number of SHO IT Locations supported under Base Services (e.g. stores, ORDCS, corporate), vary from 1,183; then the charges for the Base Services in the right hand column in the following month be adjusted for that month (up or down, as applicable), by $346.08 for each net additional or less SHO IT Location; provided that SHO will be charged for a minimum of 900 SHO IT Locations until these Services are terminated in their entirety. Charges for Base Services are paid in monthly increments.

If SHO desires to terminate any of the Base Services SHO shall submit a termination notice in accordance with Section 1.01E. (SHO’s Requests for Services/System Changes) and the other provisions of the Agreement.

Appendix 1.01-A Page A - 29

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Appendix 1.01-A

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Service or Business Area	Services	Fees
	BASE SERVICES TOTAL	$409,.416 per month (based upon 1183 locations, but billed monthly)

IT Support Services	Business Strategy & Operations Development & Support Services: • 5 Fixed FTE team members to support and maintain services, multiple enhancements, external variable charged, as needed	$745,290

IT Service Costs – Projects

For projects, Labor Rates actual spend is based on the time and materials cost associated with Service Requests determined on a project-by-project basis, as well as by the skill sets required to deliver the Services.

I&TG Standard Rates for Sears Holdings Corporation (SHC) and Sears IT & Management Services India Private Limited (SHI) Associates for Fiscal Year 2016. These rates do not apply to Services performed under Section 1.03 (SHO’s Migration Off of Transition Services):

Labor Type	Skill Set	2015 Hourly Rate
SHC Associate	Associate	$78.75

SHI Associate	Off-Shore Engineer	$35.00

SHI Associate	On-Shore Engineer	$78.75

3rd Party Contractor	Variable	Passed thru of 3rd Party Charges

Work performed pursuant to Section 1.03 (SHO’s Migration Off of Transition Services) will be performed at the rates set forth therein.

Appendix 1.01-A Page A - 30

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Appendix 1.01-A

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Service or Business Area	Services	Fees
IT Service Costs – Retail Support Charges	“Retail Support Charges” means the charges in the right hand column which are billed by SHMC (and paid for by SHO) for in-store information technology services (currently provided by IBM) which Services SHO was being charged by SHMC as of the Amendment Date under that certain Amended and Restated Exhibit for Retail Support Services (f/k/a Exhibit 15) between SHMC and IBM effective as of May 9, 2011 (or any successor agreement SHMC enters into for such services, collectively, the “Retail Support Agreement”). The Services under the Retail Support Agreement include level 2 support for SHMC Systems for LAN management, asset tracking, security services, software distribution and QA, monitoring, incident and problem management, and special retail services (related to store openings, closings, and moves).	Retail Support Charges: $2,202 per SHO IT Location (for example: $2,604,966 for 1,183 locations)

In addition to the Retail Support Charges in the right hand column, SHO will continue to be charged for “Special Retail Support Charges”: (i) for all “Special Retail Services (e.g., store openings/closings) and per incident charges (e.g., hot box replacement) under the Retail Support Agreement, and (ii) other retail support and non-retail charges for third party IT contractors providing Services (e.g., IBM and NCR), including among other things: onsite hardware maintenance (e.g., cash registers) and hardware depot; all of which charges will be invoiced to SHO (and paid for by SHO) at SHMC’s cost on a monthly basis. All increases of third party costs will be passed on to SHO.

SHO will be charged for the Retail Support Charges and Special Retail Support Charges as provided for herein; unless SHO terminates the underlying Retail Support Services as permitted under the Agreement; in which case these charges will be prorated on a daily basis.

SHO will report to SHMC the number of SHO IT Location for purposes of calculating the Retail Support Charges 5 days prior to each month-end closing date.

Special Retail Support Charges: Passed through at actual costs

Appendix 1.01-A Page A - 31

Amended and Restated

Appendix 1.01-A

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Service or Business Area	Services	Fees
Licensed Businesses

Licensed Business Hometown Stores

Budget Truck & Car Rental

1 Contractual Obligations: Agreement permits Budget Truck and Budget Cars to establish independent License Agreements with SHO Hometown Stores for the purpose of renting cars and trucks. Budget shall enter agreements directly with the SHO Store owners (Participation Agreements). Transactions are processed through Sears POS. Moving supplies are non-commissionable. SHMC will remit 100% of all cash, check, and Sears Card transactions back to Budget. Either party may terminate a location with 30 days’ notice.

2 Marketing Support: Budget is responsible for all marketing initiatives. Avis/Budget group will frequently coordinate national marketing campaigns through the Licensed Business Marketing Director. All local marketing initiatives are subject to SHMC approval.

3 Operational Support: SHMC shall work with Budget’s performance managers as needed for any auditing processes and issues that arise. SHMC remains final authority on floor presentation in each SHO Store. Changes to layout or signage must be approved by SHMC. SHMC will provide an account for the SHO Store owner to process the moving supplies funds (flow-thru account used for the sale of Budget supplies which are 100% reversed back to the SHO Store during settlement). SHMC will allocate the 4’x4’ floor space, and must approve all signage.

Licensed Business Fees:

Budget pays SHMC 17% of gross sales, minus SHMC’s portion of BART charges once a month via check. SHMC pays 99% of the Budget payment to SHO, retaining 1% as administrative fee. BART charges are allocated 30% to SHMC, and 70% to SHO. SHMC’s portion of BART charges cannot exceed $28.50 per month.

Travel Concepts

1 Contractual Obligations: General contract maintenance (contract renewals, insurance monitoring, location additions/deletions, etc.). Support use of Sears POS and standard settlement processes (exception of special travel tax that is accessed in Puerto Rico which is processed on a weekly basis).

2 Marketing Support: Travel Concepts is responsible for marketing initiatives which are subject to SHMC Licensed Business Marketing Director’s approval.

3 Operational Support: The SHMC Licensed Business Operation Team supports Licensee’s space and location requirements, in accordance with the License Agreement.

Licensed Business Fees: SHO to receive all licensed business royalty income except for 1% to be retained by SHMC as administrative fee.

Appendix 1.01-A Page A - 32

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Appendix 1.01-A

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Service or Business Area	Services	Fees

Sears Hearing

1 Contractual Obligations: General contract maintenance (contract renewals, insurance monitoring, location additions/deletions, etc.). Support use of Sears POS and standard settlement processes.

2 Marketing Support: Hearing licensee is responsible for marketing initiatives which are subject to SHMC Licensed Business Marketing Director’s approval.

3 Operational Support: The Licensed Business Operation Team supports Licensee’s space and location requirements, in accordance with the License Agreement.

Licensed Business Fees: SHO to receive all licensed business royalty income except for 1% to be retained by SHMC as administrative fee.

Licensed Business Outlets Stores

Budget Truck & Car Rental

1 Contractual Obligations: Third & Fourth Amendments to Affiliation Agreement between SHMC and Avis Budget Group permit the leasing of both cars and trucks

2 Marketing Support: Budget is responsible for all marketing initiatives. Avis Budget group will frequently coordinate national marketing campaigns through the Licensed Business Marketing Director. All local marketing initiatives are subject to SHMC’s approval.

3 Operational Support: The Licensed Business Operation Team supports Licensee’s space and location requirements, in accordance with the License Agreement.

Licensed Business Fees: Fees for Outlet Stores shall be 6% of net sales. SHO to receive 99% of Fees; SHMC to retain 1% of Fees as administrative fee.

Universal Vending

1 Contractual Obligations: General contract maintenance (contract renewals, insurance monitoring, location additions/deletions, etc.). Support use of Sears non-POS settlement processes.

2 Marketing Support: NA

3 Operational Support: Location of Vending Machines are coordinated and supported by Licensed Business Operations Team in accordance with the License Agreement.

Licensed Business Fees: SHO to receive all licensed business commission income except for 1% to be retained by SHMC as administrative fee.

New Licensed Businesses Opportunities	New Business Opportunities • Where appropriate, all new businesses opportunities will be brought to SHO for collaborative review.	Licensed Business Fees: Any cost incurred in the business development activities will be included in the revenue share of the business.

Appendix 1.01-A Page A - 33

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Appendix 1.01-A

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Service or Business Area	Services	Fees
SEARS DE PUERTO RICO (“SDPR”)

•    Marketing / Promotional Planning -

•    SHO will be included along with PR FLS in activities relevant to the assortment SHO stores carry associated with the marketing, advertising signing and vendor relations associated with the Marketing/Promotional process. This includes, but is not limited to select relevant print, electronic, digital and outdoor advertising and public relations.

•    The SHO Offshore Representative will be invited to participate in monthly sales planning meetings (MSP meetings).

1% of SHO sales revenue in Puerto Rico

•    Finance

•    SHMC will handle governments tax related issues involving SHO such as:

•    new SHO stores sales tax registration

•    annual gross receipt tax returns

•    annual personal property tax returns

•    Treasury Dept. information requests.

As requested Billed at Cost
	• Miscellaneous • SHO will handle all Department of Consumer Affairs notifications and stores fines.	No Charge

•    Merchandising/Assorting /Inventory

•    SDPR will supervise inventory that is part of product categories that SDPR current supports for SHO locations in Puerto Rico

•    Maintain pre-determined inventory levels of merchandise appropriate to maximize promotions and drive sales increases

•    Support inventory requirements for each new store in Puerto Rico for inventory that originates from the PR Cupey DC (8975)

•    Provide regular updates with inventory status, significant changes, forecasts but only to the same extent that SDPR does to support FLS in PR.

•    Review SHMC and SDPR promotional inventory to ensure that SHO is included in all events for inventory that originates from the PR Cupey DC (8975).

Appendix 1.01-A Page A - 34

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Appendix 1.01-A

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Service or Business Area	Services	Fees

•    Maintain all merchandising systems with current status identification but only to the same extent that SDPR does to support FLS in PR.

•    Include SHO in all seasonal / promotional buys both from SHMC mainland and SDPR specific purchases; but only to if inventory buy for such Product is managed by SDPR.

•    Maintain all prices for SHO locations in Puerto Rico; however SHO is responsible for determining the price for each item and informing SDPR of its pricing.

•    Maintain all POG’s for SHO locations in Puerto Rico

•    Partner with and provide SHO the opportunity/ability to add special one time buys for SHO locations; but only to if inventory buy for such Product is managed by SDPR and SDPR is buying such product for its own locations.

•    SDPR will participate in a meeting once per month with SHO Offshore Representative to review current merchandising performance and upcoming events.

•    SDPR will include SHO in appropriate meetings. SHO is not permitted to participate in discussions with SDPR vendors.

•    SDPR will notify SHO of strategic changes with vendors.

Appendix 1.01-A Page A - 35

Exhibit 1

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

OVERVIEW

SHMC (currently through its I&TG Business Unit (at times referred to as “I&TG”)) will perform services, upon request of SHO.

The following defines the scope of I&TG Services, and deliverables that SHMC will provide to SHO, and will:

1.	Help enable SHO to understand the technology levers it has available to maximize performance for better decision making.

2.	Provide the framework to conduct business together.

3.	Create a simple methodology for understanding demand and consumption of technology services delivery.

4.	Clarify key roles and responsibilities that contribute to the Parties’ joint governance and resulting success.

5.	Employ a structure to minimize post-agreement tracking and administrative support.

6.	Enable service data collection to feed financial reporting for SHO in a mechanized manner.

7.	Describe I&TG Services and outline SHMC’s engagement model to proactively bring SHO new products and services to help improve performance.

As a supplier of Technology Services, SHMC is responsible for understanding how technology can promote more competitive business models, for delivering planned and budgeted business solutions and serving as service management consultants to SHO by entering into agreements and managing relationships with outside service providers as needed. SHO is responsible for defining its business processes, needs and requirements in support of stated business objectives; quantifying the value impact of its Service Requests, and providing business insight and review/approvals required during scoping, planning, design and delivery of its business solutions.

The Parties must work in dose collaboration so that I&TG can deliver business solutions to meet SHO needs. SHMC will review the currency of infrastructure and applications supporting technology on an ongoing basis and recommend, in SHMC’s discretion, that SHO consider adoption of new, more efficient automation methods.

To help confirm alignment on service delivery goals, SHMC will implement a SHO Technology Leader role to better lead efforts in collaboration with the SHO team to effectively:

•	Identify business process pain points

•	Conduct needs assessments and requirements definition

•	Scope and plan Request for Services (RFS)

•	Monitor Service Delivery

Sears Holdings Corporation proprietary and confidential for internal use only.

EXHIBIT 3 TO APPENDIX 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 1

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

•	Gain key input from all SHO and SHMC stakeholders to help confirm alignment on priorities and delivery of business solutions

The SHO Technology Leader role (described below) is paramount to coordinating the Parties’ joint delivery of value. The Request-for-Services (RFS) process, managed through the I&TG Project Management Organization (“PMO”), takes the I&TG Services and manifests it in specific timelines, skill-sets, pricing, and milestones linked to each Service Request and gives the Parties joint transparency on costs, effort, risk, and solution delivery.

CLIENT SERVICE MINDSET

SHMC’S I&TG STRATEGY

The strategy for I&TG focuses on 4 areas that will help drive value creation for SHO by improving SHMC’s ability to assist SHO with technology innovation and service delivery.

1.	Business Model

A.	Product and service offerings defined

B.	Usage and billing processes documented

C.	Project lifecycle revamped and refined

2.	Organization and Talent

A.	Technology leaders engaged with SHO Personnel

B.	Development and operation teams re-aligned

3.	Financials

A.	Market rates for services

B.	Usage-driven chargeback for both development and support Services

C.	Greater transparency and choice for SHO

4.	Strategic Initiatives

A.	Improve the customer and associate digital experience

B.	Increase the flexibility, agility, and capabilities of SHMC’s retail systems

C.	Modernize SHMC’s technology infrastructure

SHMC classifies the I&TG Services into 2 major categories: Technology Services and Operational Services.

Service revenues for custom technology services and projects (technical advisory, business process engineering, solution design, build and deliver)
Usage revenues from operational services currently used by our customers (integrated retail, merchant & sourcing intelligence, pricing & marketing, supply chain, remote customer support and infrastructure)

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 2

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

SHO TECHNOLOGY ENGAGEMENT

In order to align more closely, SHMC created a key role within the SHO Technology Engagement function; that of the SHO Technology Lead. The mission of the SHO Technology Lead is the official, though not single, point of interface between SHO and SHMC to facilitate delivery of business solutions and value creation on a timely basis.

To do this, the SHO Technology Lead will:

1.	Assist SHO in properly documenting business processes & requirements.

2.	Help business teams create needs assessments and business cases in support of business solutions.

3.	Facilitate all phases of the systems delivery lifecycle to help ensure that the SHMC I&TG and SHO teams are aligned, aware and working effectively to meet business requirements. (Note that the assigned SHO Technology Leader is not responsible for directly managing technology projects, but will maintain active oversight on every Service Request and project related to SHO and intervene where necessary to keep projects on track).

4.	Be responsible for securing SHO sign-off (or documented rejection) for each step in which it is required during the Service Delivery process.

5.	Provide an escalation point for the SHO business teams with respect to technology issues and for the technology teams with respect to business engagement in Base Operations and Service Delivery activities.

6.	Monitor the resolution of technology related issues (as tracked by SHMC I&TG PMO), following up with issue owners where necessary to ensure timely resolution.

7.	Communicate updates relating to technology direction and status to the SHO teams.

8.	Be the steward of technology capability for SHO, maintaining an awareness of external developments relevant to their business domain (e.g. new technologies being used by competitors, etc.) and helping confirm SHO has access to appropriate and value-adding solutions in the short and long term.

The SHO Technology Leader will be held to account for:

1.	Aged issue status for technology related issues raised by SHO and submitted through the PMO process or through error-ticket systems.

2.	Adherence by the business team to systems delivery process (e.g. completion of business process models, appropriate scope and timely sign-off of requirements, completion of UAT, business investment in user training and change management, etc.).

3.	Facilitating effective communication and eliminating disconnects between teams involved in delivering solutions to their business, including technology teams, transformation & development, training & change management, and the SHO team itself.

4.	Client satisfaction in solutions and engagement model (where measured).

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 3

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

SERVICE DELIVERY & MAINTENANCE

The key responsibilities for the Service Delivery & Maintenance functions within I&TG are:

1.	Managing the underlying technical and application infrastructure.

2.	Being responsible for the quality and availability of technology services; provided that SHO performs its responsibilities and that SHO senior management remains responsible for SHO-specific management decisions.

3.	Continuity management as it relates to the support and operations of the business-critical processes and systems.

4.	Risk and Security management.

5.	Identity and Access management.

TECHNOLOGY SERVICES

ENGAGEMENT MODEL & REQUEST-FOR SERVICES (RFS)

SHMC’s I&TG’s Engagement Models helps maximize the value created from technology investments through processes that ensure alignment and results. The engagement models align priorities, funding and resources, and elevate decision making, decision rights and accountability to the appropriate levels at SHO through both the SHO Technology Leader role and the RFS process.

All Service Requests – projects, change requests and new requirements will be managed through a defined process. This process is used to help confirm the following:

•	Requests are rejected if not supported by necessary endorsement, business process model, clear business case and requirements documentation, or if considered not implementable.

•	All Service Requests are recorded and assigned a WorkLenz (WL) number to confirm I&TG specialists participate in the estimating process, with tracking of the approved allocation and subsequent progress of the request. This includes rejected requests and requests that are subsequently dropped or rolled into another request or project.

•	For all activated business service requests, SHMC time spent will equal time billed to SHO regardless of whether the request is delivered in full, cancelled or postponed. Commitment of skilled resources comes with a cost that must be recovered during the request fulfillment process.

•	A contingency allowance will be built into the pricing for projects considered to be high risk endeavors, as evaluated according to a set of risk assessment criteria, such as technology employed, business calendar/season, SHO exposure, project budget or duration, regulatory impact or effect on critical business systems (infrastructure, applications, tools).

•	Maintaining a single funnel for acquisition of all requests is essential to the success of this approach

•	Governance/PMO will administer this process

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 4

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

SHO’S APPROVAL PROCESS

The chart below represents SHMC’s I&TG collective governance model; through a series of authorization “gates” throughout the project initiation lifecycle, this model helps confirm that opportunities that are most highly aligned with business strategy are pursued, and that timing of initiation is commensurate with the urgency of SHO needs.

This chart also illustrates & the numerous points at which SHO must work with SHMC to ensure alignment between the Parties. The steps above which are circled in red indicate the minimum interface points and are detailed below.

1.	Approving Business VP Approval: At this point, SHO Vice President is required to approve the project for estimation. Up until this point in the project’s lifecycle, there has been little or no SHMC involvement in the project. Once this approval is received, SHMC will begin the estimation effort and can begin charging SHO for the time involved in pulling together the high-level cost estimate.

2.	Executive Sponsor Approval: The high-level cost estimates have been created and included in the project’s information. SHO Executive Sponsor (a direct report to the CEO) is now required to approve these estimates in order for the project to continue through the remaining lifecycle steps.

3.	Obtain SHO Funding Approval: once the Executive sponsor has approved the project request, the SHO CFO/Finance Manager is required to approve. This ensures that SHO has the necessary funds to cover the cost of the planned or unplanned project and is committed to having the work performed.

4.	Update I&TG Estimates: This is the final cost estimate which gets submitted by SHMC. It is possible, through the process of collecting and documenting the detailed requirements and finalizing the design solution, that SHMC may need to update the costs associated with delivering the project. If the final cost estimate exceeds the original estimate by more than 50%, an additional approval by SHO Executive Sponsor will be required.

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 5

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

5.	Request Functional Readiness Approval: The SHO project sponsor must approve/sign-off on the project’s readiness to be moved into production. This is the final approval step needed on SHO side.

PROJECT CHANGE CONTROL PROCESS

Throughout the lifecycle of a service request within SHMC, various factors may affect the overall cost to deliver. These factors may include (but are not limited to) a change in project scope, a better understanding of specialized skill sets needed, a shift in priorities from SHO or a change in the cost of materials (hardware or software) required to complete the project Any time a change occurs, the SHMC I&TG project manager will initiate a Change Control Request. This is a formal process within I&TG and helps confirm the necessary governance is followed and approvals are obtained before any additional costs are incurred.

A note of change to the approval process for 2012 represents an easing of review and approval requirements if the request is under a pre-set percentage of the initially approved funding. The percentage will be set by the governing SHO project team and allows for work to move ahead once the preliminary project estimate (E1) has been approved if the additional cost to the project is under the stated amount. After proceeding through the Evaluate activities, if the executive approval gate (E2) indicates the change exceeds the allowed percentage, the full scope of requirements, revised project plan and business case must be reviewed again and approved prior to moving forward.

The diagram below depicts the steps which are followed as part of the Change Control process.

I&TG Workflow Details: Change Control Request

A Change Control Request can be created during any of these

Phases of the project lifecycle

This chart also illustrates the additional approval steps necessary from SHO:

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 6

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

6.	Executive Sponsor Approval: The revised cost estimates have been created and included in the project’s information. SHO Project Sponsor must approve these amended estimates in order for the project to continue through the remaining Change Control steps.

7.	Obtain SHO Funding Approval: Once the Executive sponsor has approved the Change Control request, SHO CFO/Finance Manager is required to approve. This ensures that SHO has the necessary funds to cover the additional costs related to the Change Control request.

OPERATIONAL SERVICES

I&TG Service Lines have been designed to meet SHO Base operating/support needs and Request-for-Service demand. A fundamental underpinning of I&TG’s service Lines is the use of its Business Process Management (BPM) Center of Excellence (COE). I&TG uses BPM as its overarching framework to help SHO achieve competitive advantage and business growth through process performance, capability and adaptability. Each Service Request SHMC undertakes will have a business process model and clear requirements to help confirm the value is understood. SHMC will assist SHO in understanding the value of business process management and provide enablement services through its BPM COE so that SHO can create and own its process definitions to expedite needs assessment and business solution delivery.

OPERATIONAL SERVICE REQUESTS COMPONENTS

The operational Services I&TG will provide are:

1.	Technology & Business Innovation

A.	Innovation Lab & Prototyping

B.	Commercial Grade Solutioning

2.	Business Process Consulting & Technology Advisory Services

A.	Value Engineering/ Business Process Optimization

B.	Business / Technology Needs Assessment

C.	Scoping, Planning, Estimating and Road-Mapping

D.	To-Be Process Modeling & Enablement

E.	Change Leadership

3.	Business Solution Development / Ad Hoc Service Requests

A.	Project, program and Budget Management

B.	Milestone, issue and Risk Management

C.	Deliverables / Quality Assurance

D.	Project Coordination

E.	Communications & Training

F.	Core Development & Solution Delivery

There exist a variety of business models to accommodate the different request types received from SHO and offered for delivery by I&TG. One design and delivery model may not be appropriate for all; thus SHMC employs a flexible assignment process to help determine the anticipated optimum way to satisfy a new request, particularly in the project space. SHMC I&TG knowledge and experience spans the potential use of:

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 7

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

•	Traditional service lifecycle with analysis, planning, design, build, test and deploy.

•	An agile style of iterative development building to a phased set of requirements, working toward an end product that helps meet a business objective and enable a new operational capability.

•	Pilot approach where a full set of requirements becomes an initial version of the end product, goes into a trial operational period and then benefits from continuous improvement process based on trial learnings.

•	“Walk before we run” model – a series of modules designed, built and deployed individually under a single architecture such that add-on modules enhance the original capability using consistent and complementary functional elements and technologies.

Each project approach has a different cost model that may influence the joint SHO / SHMC decision on how to proceed. This review and decision process should occur during the Ideate stage and can be reviewed or reconsidered early in the Evaluate stage with minimal impact on the final project cost.

BASE OPERATIONS COMPONENTS

The Services I&TG provides as part of the Base Operations (Keep-the-Lights-On) are organized into key Operational Services and I&TG Product Domains:

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 8

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

SHO DEPENDENT OPERATING/SUPPORT SYSTEMS

Maintenance and access to the following systems required by SHO to operate its business, and other additional or replacement systems as later identified by the Parties:

SHO Dependent Operating/Support Systems

AdPlan/PMI	Dynamic Pricing	IMPACT	NTE	RTV	Store Ordering

Alex	ECM	In-Store Hardware Maintenance	OMS	SADI	Store Planning (Epic 2/4)

Applicant Drug Testing	EDI Star Wars	iPlan	OneSource	Sales Tax Exempt Certification Systems (SECS)	Store Visit Scheduler

Associate Contribution Reports	EHDS	IPS	OTM	Sales Tax Tables	Super RIM

Associate Discount	eHire	Kenshoo	outlet.com	SAS	Support Services

Cash Flow	EIS	LCM	Outlook	SCIM/NSN	SYWR

CLRP	Property	LDAP	PartsDirect	Sears Sales Tax Support System (S4) and Reporting	Tax Compliance Calendar

Combo Receiving	ESB	Lease Payments (LPS)	PBW	Sears Source Subsidy (SSLS)	TKC

Concur	Essbase	LicenseHQ	PC RIM	Service Desk	TPC

OORE	Financial Transaction Data (FTD) Warehouse	US	PDS	Servicelive	Tracker

Core HR Function	FIPS	Loss Prevention	Pebble	Settlement & Reconcifiations	Trading Partners

CorpTax	Fixed Asset Management	LPub	Planogram	SHARP Authorizations	Training Tracker

CRT Income Tax	Fixed Asset Software (FAS)	MARE	POM	SHARP Refund Management	Treasury Database

CRT Sales Tax	FLEXXperts	Markdown Mgmt (MDM)	POS (NPOS & CashR)	SHC POM	TS21

CSAT	GameOn	MIM	PRCM	SHC Procurement Portal	Unity (Movaris)

Customer Data Warehouse (CDW/EDW)	General Ledger Management	MS Office	RCS-Rapid Credit Application Processing	Shopping Recap	USIS

DCPO	Google Affilicate Connect Commerce	My Personal Information (MPI)	Retail Enterprise Suite (RES)	Signature and Receipt Application (SARA)	ViewDirect

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 9

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

Deal Management	Help Ticket	NAI	Revised Accounts Payable	SIMI/BOSS	Waste Reconciliation and Stock Ledger

Dealer Commission	HomeTown Store Connect	National Accounts Payable (NAP)	RIM	SKU 991 Table/Database	WFA

Desktop Support	HRP	National Disbursements Journal (NDJ)	Risk Management Information System	SMC - Fusion on a Workstation	WFM

Digital Asset Management	19 and WOTC	NFX	RMDS	SNC/iSNC	WLP

DOS	IDRP	NPS	RSOS	SPIN

DOS SOE	IMA	NROS	RTI	SPRS/MDRS

I&TG SERVICE CATALOG

A detailed 2012 I&TG Service Catalog is attached to this Exhibit as Addendum 3. Addendum 3 may be unilaterally amended by SHMC. SHMC will notify the SHO contact person of changes to this Addendum 3.

ISSUES MANAGEMENT / RESOLUTION

SHMC employs severity scales for Issue Management to help confirm that proper ownership, collaboration, and resolution of issues occurs as swiftly as possible. SHO agrees to make commercially reasonable efforts to timely provide SHMC with complete and accurate information and material requested by SHMC and required for use in replicating and diagnosing an Issue. SHO also agrees to make reasonably available appropriate employees when options for resolution are being vetted and course-of-action decisions are required.

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 10

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

I&TG COSTS AND RATES FOR SERVICES

BASE COMPONENT & SERVICE REQUEST CHARGES

Service costs for Base Components (enterprise support, integrated retailing, merchant & sourcing intelligence, technology infrastructure, etc.) have been bottom-up identified and are charged based an appropriate allocation method or usage/consumption level.

Service costs of Base Components for SHO will not exceed $9.6M for 2012, assuming SHO usage and requirements are consistent with that experienced in 2011. Each subsequent year of the agreement will provide the next fiscal year’s plan to SHO ninety (90) days in advance of the dose of the fiscal year. Annual increases to the Base Component and Systems Access/Maintenance service costs will be capped at five-percent (5%) with the exception of increases to 3rd Party services which will be passed through to SHO. Any additional increases will be subject to negotiation and agreement by both parties in advance of any applicable increase.

Labor Rates have been determined for FY’12, however actual spend is based on the time and materials cost associated with Service Requests determined on a project-by-project basis, as well as by the skill sets required to deliver the Services.

The rate/hour for Service Requests is as follows:

SUPPORT SERVICES AND ENGAGEMENT TEAM

An SHMC I&TG Engagement Team will be formed to support SHO to provide support and maintenance services and multiple enhancements. External variable labor for project development will be charged as needed and agreed upon with SHO. The SHMC team will be comprised of a Director, Project Manager, Business Analysts and Solution Architects with an annual cost of $811,200 for 2012.

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 11

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

EXPECTATIONS

COLLABORATION

SHMC and SHO will work together, utilizing collaborative planning focused on meeting business objectives, efficient and cost effective shared service centers, common service management processes and an organization designed and skilled to help optimize a commercially viable service model.

SHMC will assist SHO in identifying the business processes critical to SHO customers and the computer systems or services which support those processes. Once that list of critical systems and processes has been identified, a mutually agreed-upon level of service will be provided with the commensurate costs detailed.

BUSINESS SPONSOR / CUSTOMER RESPONSIBILITIES

In order for SHMC to effectively provide the Services, SHO will:

1.	Ensure sound business processes exist prior to engaging SHMC for solution architecture

This can be accomplished by leveraging SHMC Business Process Management Center of Excellence as described above. Ensuring a sound business process before introducing new technology helps to ensure the solution being delivered will properly address SHO’s problem or need.

2.	Provide proper allocation and timely availability of SHO Personnel as part of the engagement team SHMC is only part of the solution process. SHO must allocate sufficient resources to the engagement. If SHO does not allocate and make available appropriate resources, the solution being delivered will most likely not fulfill the need appropriately.

3.	Ensure responsiveness and participation of SHO senior executives & sponsors

There are key, significant times within the lifecycle of the engagement where Senior SHO Executive and Sponsors must participate and collaborate with the SHMC I&TG engagement teams. From the initial approval to submit requests to SHMC, to funding approvals, to periodic status updates, through to the engagement close-out — all of these gates and project events require engagement by Senior SHO members. It is the responsibility of the both Parties, through the joint project management team, to pre plan the meeting calendar and build sufficient executive time into the project plan for all such executive requirements. It will be SHO’s responsibility to confirm that all necessary internal SHO approvals are obtained.

4.	Define accurate & reasonable expectations of project benefits (quantifiable wherever possible)

While SHMC is responsible for identifying the costs associated with performing the requested services for SHO, it is entirely the responsibility of SHO to identify potential benefits for the engagement. These benefits have typically been represented as monetary (EBITDA & BOP) but are not limited to that category. Additional, quantifiable metrics could include:

•	Faster time to productivity

•	Improved ease of use leading to faster transaction processing time

•	Increased users or usage

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 12

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

•	Increased system uptime/availability

•	Increased response time

•	Increased units of client or customer data captured

•	Increased data accuracy (fewer defects)

Only by identifying these quantifiable metrics can accurate benefit realization be measured.

5.	Complete Customer Satisfaction Surveys (CSATs) upon the conclusion of the engagement

The key mechanism by which SHMC can measure the success of the engagement with SHO is through the Customer Satisfaction Survey which is sent at the conclusion of each engagement. The survey itself takes only a few minutes to complete, but allows SHMC to understand what went well or what areas may need improvement as part of SHMC’s engagement model.

6.	For projects that affect SHO only, SHO will be responsible for key strategic and material management decisions. For projects that affect both SHO and other SHMC clients, SHO and SHMC will have joint strategic and material management decisions regarding the respective project; provided that SHO will remain responsible for decision making as it affects SHO.

INFORMATION & TECHNOLOGY GROUP RESPONSIBILITIES

As part of the collaboration between SHMC and SHO, there will be periodic governance meetings between which will be used to discuss the following:

1.	Accomplishments to date - These will include:

a.	Planned projects delivered to-date

b.	Unplanned projects delivered to-date

c.	Base & Support services provided

d.	Improvements or cost reductions made towards Base & Support services

2.	Metrics

a.	Service metrics are in place (internal, customer)

b.	Project, Base and Support metrics jointly agreed to be tracked in SLA/OLA

c.	What metrics have been met

d.	Any operational issues with meeting committed metrics

3.	Expenses

a.	Planned expenses versus actual expenses as measured on a period-to-date and year-to-date basis

b.	New items or expenses from SHMC

c.	Expected changes to expenses for the remainder of the year (either decreases or increases)

d.	Charges incurred by SHO for postponed or cancelled projects

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 13

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

LIST OF ADDENDUMS

Below is a list of I&TG-related Addenda to the Agreement:

Addendum 1.         SHO 2012 Base & Support Charges

Addendum 2.         SHO 2012 Support Services

Addendum 3.         2012 I&TG Service Catalog

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 14

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

ADDENDUM 1 – SHO BASE AND SUPPORT CHARGES

Base Components (Technology Products) - Usage/Consumption Charge (per year):

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 15

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IT SERVICES

Service Level Agreement between Sears Holdings Corporation and SHO

2012 I&TG Service Catalog is provide as a separate document.

Sears Holdings Corporation proprietary and confidential for internal use only.

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 16

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IT SERVICES

2012 I&TG Service Catalog

Version 1.1–Mar 2012

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 17

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IT SERVICES

2012 I&TG Service Catalog

2

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 18

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IT SERVICES

2012 I&TG Service Catalog

Charge Back Models:

3

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 19

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IT SERVICES

2012 I&TG Service Catalog

Base Offering / Portfolio Descriptions

Business Strategy & Operations

The Business Strategy & Operations offerings encompass several functions aimed at providing governance and structure to the I&TG Business Unit. These functions include: supplier management; project and portfolio management; process quality assurance; and pricing and allocations management.

Corporate Technology Services

The Corporate Technology Services offerings are comprised of services which enable the Support Business Units to provide services to their customers. These services include (but are not limited to): financial; tax; legal; procurement; human resources; payroll; real estate; and tax.

Home Services

The Home Services offerings are aligned specifically to support the Home Services and ServiceLive Business Units. These services include: customer management; knowledge management; order management; sales lifecycle management; supply chain management; and the support and maintenance of these services.

Information Analytics & Innovation

The Information Analytics & Innovation services are a collection of business intelligence services which provide support for: analytics tool licensing; data monitoring; supply chain analytics; and support for specific program such as Shop Your Way Rewards and Targeted interaction.

Marketing, Pricing & Loyalty

The Marketing, Pricing & Loyalty offerings support the business units with services specifically tailored to provide: pricing modeling; marketing and advertising services; and support for the loyalty programs such as Shop Your Way Rewards.

Network & Security Services

The Network & Security Services offerings are provided across all of SHC and include: industry compliance; retail and non-retail asset maintenance; enterprise systems security; and an array of telecommunications services for voice and data.

Operational Services

The operational Services offerings include all the services and support necessary to run the data center operations group which include: desktop support; distributed environment support, mainframe services; storage services; and Teradata services.

Retail Services

The Retail Services offerings are specifically aligned to support the Retail Services Business Unit and their Operating Business Unit customers. These services include: retailing transaction support; customer facing transaction support; and hardware support services.

Service Management

The Service Management offerings are a collection of services which provide the SHC enterprise with: enterprise business continuity management; service quality management; service support for corporate as well as field customers; and performance management services.

Supply Chain

The Supply Chain offerings are a collection of services aligned to support the Supply Chain Business Unit and their customers with the following: business to business support; distribution center support; import, inventory and item management; order management; and transportation systems support.

4

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 20

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Business Strategy & Operations

Service:	Enterprise Learning & Development

Service Description:

The Enterprise Learning & Development services provide the following:

•       Computer based training catalogs for IT-related topics, Office Productivity, and Business & Soft skills

•       Facilitation of on-site, instructor lead training classes

Chargeback method:	Seat

Service Components:	• ElementK / SkillSoft • Caliber Training • Global Knowledge • SHU Training • SHC Course

5

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 21

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Business Strategy & Operations

Service:	Enterprise Process Management

Service Description:

The Enterprise Process Management service is a collection of applications and services which provide:

•       Enterprise and BU-specific process documentation

•       Metrics-based process management modeling

•       A process governance framework

Chargeback method:	Project Consumption

Service Components:	• Process Quality Assurance • Business Process Management Consulting

6

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 22

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Business Strategy & Operations

Service:	Enterprise Project / Program Support

Service Description:	The Project Management Office (PMO) is responsible for managing all project requests, monitoring the health of projects, helping with the portfolio optimization and prioritization process and providing guidance to each of the portfolio sponsors.

Chargeback method:	Project Consumption

Service Components:	• WorkLenz (PPM Central) • Enterprise Program Management • Enterprise Project Management

7

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 23

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Audit / Legal / Real Estate Support

Service Description:

Support provided to the Audit, Legal and Real Estate groups which would include the following services:

•       Application break/fix support

•       Application monitoring

•       Minor enhancements

•       Interface support and application upgrades

Chargeback method:	Actual

Service Components:	• CT Tymetrix • Internal Audit apps (TeamMate) • Legal Apps (DM, T360, Intella, Deltaview, etc) • Legal Global Compliance Maintenance • Legal Requests for Sales/Product Information • OpenText DM

8

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 24

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Corporate Services Support

Service Description:	Support provided across Sears Holdings involving enterprise wide applications or services which would include the following: • Application break/fix support • Minor enhancements to applications

Chargeback method:	Actual

Service Components:

•       Corporate Services applications (Utilities, Front Desk Badge, Scheduler Plus, etc.)

•       Food applications (Bottle Deposit)

•       Google Earth and Google Earth Pro

•       Identicard Badges

•       Licensed Business Requests for Sales/Product Information

•       MARE

•       Server moves, Office/OS/IE upgrade testing, Mainframe Migration research, etc.

•       Relius Government Forms

•       Risk Management Information Systems

•       Sales Data

• Sears Store Planning (EPIC2/4) • SOX and Internal Audit Reviews • STAR • Store Operations Requests for Sales/Product Information • Third Party Desktop Applications

9

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 25

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Finance & Procurement Systems Support

Service Description:

The Finance & Procurement systems support services is a collection of applications and services which provide:

•       Accounts Payable services

•       Credit card processing

•       Accounting services

•       General Ledger services

•       Treasury services

Chargeback method:	Actual

Service Components:

•       Accounts Payable (NDJ, IPS, NAP, CSI, RAPS)

•       Activity Based Costing (ABC)

•       Bridge Warehouse

•       CASH & SALES

•       Concur

•       Daily Credit Card Settlement

•       Finance & Acctg (Tracker, LPS, JDE)

•       Kmart RE Acctg App (J.D. Edwards)

•       Licensed Business (STLO)

•       LOCN and Store Master

•       NAI (Sears General Ledger)

•       PeopleSoft Financials - Asset Management,- Project Costing, and Procurement

•       PeopleSoft General Ledger and FTD

•       Royalty System

•       Stock Ledger (including Waste Recon, SPA’s, Daily Cycle Inv.)

•       Treasury (Tweb, JPMAccess, CashPro, Treasury Db, etc.)

10

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 26

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Financial Systems Support

Service Description:

A suite of applications and services tailored to meet the needs of the Financial Services support business. These systems facilitate:

•       Authorizations and Credit

•       Processing of Layaways

•       ID Validation services

•       Reporting services

•       Settlements

Chargeback method:	Actual

Service Components:	• Centralized Vault • Associate reimbursement • Authorizations • Credit Extranet • Layaway • Rapid Credit / ID Validation Services • SARA • SAS / Essbase reporting • SCPE • Settlement

11

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 27

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Human Resources Management

Service Description:

A suite of applications and services tailored to meet the needs of the Sears Holdings associates. These systems facilitate:

•       Sears & Kmart discount card system, cards provided by the vendor, FirstData

•       Calculation of associate commissions

•       Supporting the hourly recruiting application

•       Associate performance review and goal planning

•       Management reporting for the analysis of associate data

Chargeback method:	Actual

Service Components:	• Associate Discount (AD) • Commission System • eHire • eLearning • HRP • Human Resources Case Management Tool • IVR • My Personal Information (MPI) • TPC • Workforce Analytics (WFA)

12

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 28

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Payroll Management

Service Description:	A suite of applications and services which facilitate payroll functions such as: • PeopleSoft HR and Payroll applications • Timekeeping services

Chargeback method:	Actual

Service Components:	• Paybase • PeopleSoft HCM • PeopleSoft HCM - Oracle DB • TKC • WFC Kronos

13

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 29

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Procurement Systems Support

Service Description:	A suite of applications and services tailored to meet the needs of Procurement. These systems facilitate: • Asset Management • Procure-to-pay and 3rd Party Supplier integrations

Chargeback method:	Actual

Service Components:	• Asset Management, Project Costing, and Procurement • P2P (Ariba) Integration

14

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 30

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Real Estate Systems Support

Service Description:

A suite of applications and services tailored to meet the needs of the Sears Real Estate business. These services include:

•       Application break / fix

•       Minor enhancements

•       Application monitoring

•       Strategic market planning

•       Sales territory planning

•       Targeted geomarketing

Chargeback method:	Actual

Service Components:	• FIPS • Tactician

15

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 31

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Corporate Technology Services

Service:	Tax Systems Support

Service Description:

A suite of applications and services supporting tax related activities. These services include:

•       Interface support for web based training system for field associates

•       Property tax data mining

•       Commercial real estate appraisal

•       Tax calculations for sales, purchases and rentals

•       Application upgrades

•       Application break /fix support

Chargeback method:	Actual

Service Components:

•       Gross Receipts Tax (License HQ)

•       Income Tax (CorpTax, Intelliforms)

•       Property Tax (eProperty, Narrative1, Directory of MM, etc.)

•       Sales Tax (Tax Matrix for Sales Tax, Taxware, Kmart Sales Tax, S4, etc.)

16

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 32

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Customer Management

Service Description:

Customer management is a collection of services aimed at providing a complete customer relationship capability. These services include:

•       Software platform for building and deploying ECRM applications

•       Multi-channel analytics capturing customer interactions across all channels

•       Customer service and sales

Chargeback method:	Actual

Service Components:	• Aspect • Autonomy • Avaya • Ciboodle • Facilities Management / Field Support • HSCCD • HSCCN&SC • HSQUALITY • HSVRU • Nuance • Serviont • TSG

17

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 33

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Knowledge Management

Service Description:	Knowledge management is a suite of applications and services aligned to provide the following:

• Enterprise Content Management including document management and web content management

• Real-time data integration and high-availability solutions

• Large scale data warehousing and analytics

Chargeback method:	Actual

Service Components:	• Alfresco • Golden Gate • GREENPLUM1HS • HSBUSINTEL • IBM CDC • Intelex • Kaidara • SAS

18

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 34

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Order Management

Service Description:

The order management service is a collection of applications and services which provide:

•       Compression software and tools for geographic data, document management, and web distribution

•       Workforce optimization and 3rd party network management

•       Digital maps

•       Dynamic routing

Chargeback method:	Actual

Service Components:

•       ESRI

•       HS - Help Desk

•       HS - Wireless Communication

•       HSHAL

•       HSHDROUTING

•       HSNEWCO

•       HSROUTING

•       HSSOMCS

•       HSSOMNP

•       LizardTech

•       SAS Forecasting

•       ServicePower

•       Teleatlas

•       Teleatlas - Map updates

19

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 35

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Planning / Consulting

Service Description:	The planning and consulting services provide pre-project assistance in the analysis of business requirements and needs, in an effort to better align the business demand with the technology solutions available.

Chargeback method:	Actual

Service Components:	• I&TG Planning / Consulting • Other BU Planning / Consulting

20

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 36

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Sales Lifecycle Management

Service Description:	Sales lifecycle management is a series of applications and services aimed and providing: • Sales campaign management • Commission management

Chargeback method:	Actual

Service Components:	• HSCAMPAIGN • HSCOMMSALES

21

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 37

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Software Maintenance

Service Description:	Software maintenance is a service which manages the software licensing and maintenance for the SAP suite of tools.

Chargeback method:	Actual

Service Components:	• SAP

22

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 38

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Supply Chain Management

Service Description:

Supply chain management is a collection of applications and services which provide the following functionality:

•       Enabling business agility and IT efficiency by providing innovative data management technology and services that transform data into a strategic asset

•       Research and development

•       Transforming service business operations and accessing new sources of revenue, profits, competitive differentiation and customer loyalty

Chargeback method:	Actual

Service Components:	• DataFlux • Deja Imagining • HSPARTSDIRECT • HSPARTSNPN • Iron Mountain - Software Escrow • Lawson • LeadTech • Servigistics • Softeaon

23

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 39

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Home Services

Service:	Support and Services

Service Description:	Support and services is a collection of applications, tools and services which provide: • Web site monitoring • License management • System load testing • Architectural services

Chargeback method:	Actual

Service Components:	• Gomez - Web site monitoring • Hewlett Packard • LoadRunner • Systems Architecture - Pipeline • Systems Architecture - R&D • Profiling Tool • Troy Data Center

24

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 40

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	BI Administration

Service Description:	The Business Intelligence administration service is an aggregation of all the administrative tasks associated with the analytics applications and services provided across SHC.

Chargeback method:	Transaction

Service Components:	• BI Admin Production Support

25

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 41

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	BI Application Support

Service Description:

The Business Intelligence application support services provide break / fix, monitoring and support for various analytics applications and functions such as:

•       Associate contribution

•       An integrated environment that consolidates multiple data subjects for both Kmart and Sears into a single platform driving a consistent view

•       In Store reporting for store operations defined metrics and actionable information.

Chargeback method:	Transaction

Service Components:

•       BI ACR / FLS

•       BI Alex MSTR Support

•       BI Alex Support

•       BI Application Support

•       BI Business Objects Support

•       BI CRRS Support

•       BI Data Modeling

•       BI OWB Support

•       BI SPRS Support

•       BI View Direct

•       KMWB Support

26

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 42

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	BI Data Monitoring

Service Description:	The Business Intelligence data monitoring service provides real-time monitoring of the various data feeds from transactional systems into data marts and data warehouses.

Chargeback method:	Transaction

Service Components:	• BI Data Monitoring Production Support • BI Data Monitoring Support

27

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 43

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	BI Delivery Administration

Service Description:	The Business Intelligence delivery administration is a service which provides support for the project intake and execution related to analytics applications and services.

Chargeback method:	Transaction

Service Components:	• BI Delivery Administration - BU Analytics Training • BI Delivery Administration - Delivery Administration • BI Delivery Administration - Intake

28

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 44

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	BI License Management & Support

Service Description:

The Business Intelligence license management and support service provides a single point of contact between various vendors of analytics tools and services and SHC. These tools and services include:

•       Individual customer recognition and identification information

•       Web-hosted solutions

•       Web-based controls used on SHC portals

•       Data modeling software

Chargeback method:	Transaction / Seat

Service Components:

•       BI - Acxiom - Abilitec & Infobase

•       BI - Applied Predictive Technologies - Subscription

•       BI - APT - Hosted Analytics solution

•       BI - EIS - Maintenance & Finance Labor Support

•       BI - EssBase Finance Labor Support

•       BI - Financial Coordinator

•       BI - Hyperion EssBase - Maintenance

•       BI - Netezza - Maintenance

•       BI - SAS Institute - Maintenance

•       BI - TeleniK - Maintenance

•       BI - Unica Annual Maintenance

•       BI - WeatherBank - Maintenance

•       BI Livelink Support

•       Bus Obj and USPS software licensing (NCOA)

•       KXEN Sofware Maintenance

•       Microstrategy CPU license Maintenance

•       Microstrategy Term License

•       Replicon - Web Resource Tool

•       Sybase - PowerDesigner License

29

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 45

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	Shop Your Way Rewards Support

Service Description:	The Information and Analytics Shop Your Way Rewards support services provides all the vendor, licensing, monitoring and hosting support for the Shop Your Way Rewards program.

Chargeback method:	Transaction

Service Components:	• Epsilon fees to develop SYWR system • Epsilon mgmt fees within SYWR system • SYWR - S/W Maintenance (Oracle) • SYWR Managed services fee (Oracle)

30

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 46

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	Supply Chain Management

Service Description:

The Information Analytics Supply Chain Management services are a collection of applications and services which assist the Supply Chain function with the following;

•       A centralized database of product information

•       Space and floor planning

•       Assortment planning

Chargeback method:	Actual

Service Components:

•       BI - Advance Visual Tech - Retail Focus

•       BI - APT Merchandise Optimization Tool - Hosting Fee

•       BI - Gerber Technology Inc - Web PDM Maintenance

•       BI - iPLanMerch., Fin., & Assort. Planning - SAS.Market Max

•       BI - JDA - Space and Floor Planning - Maintenance

•       BI - SAS Institute - Merch., Fin., & Assort. Planning - ASAP Weblogic

•       BI - SAS Institute (iPLanMerch., Fin., & Assort. Planning)

•       Data Visualization

•       Web PDM

31

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 47

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Information Analytics & Innovation

Service:	Targeted Interactions Support

Service Description:	The targeted interactions support services are aligned to provide in-depth information about customer behavior and provide real-time analytics and reporting to better align future offers.

Chargeback method:	Transaction / seat

Service Components:	• Unica and Application Reporting Hosting/Support • Unica Realtime annual maintenance

32

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 48

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Clearance Pricing Services

Service Description:	The clearance pricing services are a collection of applications and services which provide: • Markdown management services • Clearance pricing services

Chargeback method:	Actual

Service Components:	• CLRP • Kmart Markdown Management • No Home Clearance System • SAS Markdown Optimization • Sears Markdown Management

33

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 49

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Dynamic Pricing Services

Service Description:

The dynamic pricing services are a collection of applications and services which provide the following:

•       Detailed analytics around competitor pricing

•       Pricing recommendations

•       Product matching services

Chargeback method:	Actual

Service Components:	• Dynamic Pricing - Best Seller • Dynamic Pricing - Crawling • Dynamic Pricing - Data Sourcing • Dynamic Pricing - Mygofer • Dynamic Pricing - Price Recommendation • Dynamic Pricing - Product Matching

34

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 50

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Loyalty Services

Service Description:	Loyalty services within the Marketing, Pricing and Loyalty offering are specifically aligned to the Shop Your Way Rewards program. These services provide management over the supplier being leveraged to host the program.

Chargeback method:	Actual

Service Components:	• SYWR - Epsilon

35

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 51

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Marketing / Advertising Services

Service Description:	The marketing and advertising services are a collection of applications and services which provide: • A consolidated database of customer information • Digital asset management

Chargeback method:	Actual

Service Components:	• CDW • DAM • Marketing/Advertising - IMPACT • Marketing/Advertising - Kmart Legacy • Marketing/Advertising - New Project Evaluation • Marketing/Advertising - Sears Legacy • TI • Workhorse

36

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 52

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Pricing Services

Service Description:

The pricing services is a collection of applications and services which provide the following:

•       Price optimization

•       Web portal to view pricing information

•       Price management for both Sears and Kmart formats

Chargeback method:	Actual

Service Components:

•       Deal Management

•       K-Link

•       McLane Cost Change Process

•       Price Optimization

•       Pricing - Ad Forecasting

•       Pricing - DSD

•       Pricing - GAME

•       Pricing - Kmart Price Management

•       Pricing - New Price

•       Pricing - SAM

•       Pricing - Sears Price Management

•       Pricing - Uplift

•       Pricing Portal

•       Vendor Flags (a.k.a. VSAM)

37

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 53

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Marketing, Pricing & Loyalty

Service:	Publishing Services

Service Description:	The publishing services is a service which provides an electronic alternative to a printed advertising circular. The electronic version would do a better job of targeting specific audiences with relevant advertising information.

Chargeback method:	Actual

Service Components:	• e-Publishing

38

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 54

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Compliance

Service Description:

The Compliance service is a collection of applications and processes which enable enterprise-wide adherence to industry requirements and best-practices which include:

•       Email protection services

•       Penetration testing and intrusion detection

•       Software licensing compliance

Chargeback method:	Headcount / Headcount (Ex-POS)

Service Components:

•       NPE - SLA Tracking/Reporting

•       NPE - Vendor Governance

•       SEC - Compliance - SW Maint - Bradford NAC

•       SEC - Compliance - SW Maint - Email Encryption

•       SEC - Compliance - SW Maint - RSA DLP

•       SEC - Compliance - SW Maint - Tripwire

•       SEC - Compliance eDiscovery Toot SW Maint

•       SEC - Compliance HW Maintenance

•       SEC - On-Line - SW Maint - Fortify

39

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 55

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Media Services

Service Description:

Media Services is a suite of applications and services which provide SHC - wide capabilities such as:

•       Peer-to-peer video conferencing

•       Voice conferencing and equipment support

•       Video conference room support and services

Chargeback method:	Headcount (Ex-POS)

Service Components:

•       Maintenance on (2) Polycom video conference systems in Troy and Royal Oak

•       Maintenance on Vidyo equipment, new in 2011 - PART OF RFP

•       NPE - AudioWeb Conferencing Support

•       NPE - Video Engineering

•       NPE - Video Standards & Architecture

•       Symon Readerboards in SHTC Annual Maintenance

•       Video conferencing maintenance - New systems in 2011

40

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 56

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Non-retail Asset Maintenance

Service Description:

Non-retail Asset Maintenance is a collection of tools and services aimed at providing asset maintenance to the non-retail functions. These services include:

•       Private Branch Exchange (PBX) management for voice

•       Cellular repeaters for the major facilities

•       Wide Area Network (WAN) service optimization

•       Voice over IP (VoIP) services

•       Wireless services

Chargeback method:	Headcount (Ex-POS)

Service Components:

•       AT&T(Troy)- PBX, Mail etc.

•       Hoffman Cellular repeater infrastructure T&M maintenance

•       Meru controller maintenance new in 2010

•       Meru s/w maintenance new in 2010

•       Nexum - Checkpoint hardware maintenance used for Troy & Hoffman firewalls

•       Palo Alto annual maintenance

•       Riverbed annual maintenance

•       SBC Hoffman PBX maintenance

•       Sniffer Infinistream (Netscout) hardware maintenance for Troy network core

41

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 57

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Retail Asset Maintenance

Service Description:

Retail Asset Maintenance is a collection of tools and services aimed at providing asset maintenance to the retail functions. These services include:

•       Private Branch Exchange (PBX) management for voice

•       Wide Area Network (WAN) service optimization

•       Voice over IP (VoIP) services

•       Wireless services

•       Interactive voice response (IVR) systems support

Chargeback method:	Headcount / Headcount (Ex-POS)

Service Components:

•       AT&T 3174 SNA PU/LU Support

•       Bluecoat hw maintenance for Kmart store systems proxies

•       Bluecoat sw maintenance for Kmart store systems proxies

•       Cisco - Verizon Smartnet maintenance financed through Cisco Capital 7/1/11 - 6/30/14

•       Intervoice HW maint - IVR used for store locator, procedure help line, Kexpress, product return hotline, flu clinic, AP

•       Maintenance on Telident 911 System - new in 2010

•       Nortel BCM (PBX) Maintenance - Crosscom /Siemens

•       Nortel maintenance - Troy legacy routers

•       Sentinel T&M maintenance for Cisco VoIP to desktop phones

•       Siemens Maintenance Contract for all Sear locations with Siemens PBX, including Call Centers, PRS, SLS, Logistics and FLS

42

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 58

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Security

Service Description:

Security services is a suite of tools, applications and services which provide the following:

•       Secure web access and digital certificates

•       Single Sign On (SSO) authentication

•       Network scanning for vulnerabilities and threat management

•       Payment Card Industry (PCI) compliance

•       Crisis management

Chargeback method:	Headcount / Headcount (Ex-POS)

Service Components:

•       SEC - Secure Web Gateway

•       SEC - Access Support

•       SEC - Compliance vGO SSO

•       SEC - Digital Certificates

•       SEC - Endpoint Encryption & Security

•       SEC - Identity Management

•       SEC - Internal Vulnerability Scanning

•       SEC - IPS Chassis

•       SEC - Maint for mainframe ID creation tool

•       SEC - Maintenance of Security Appliances

•       SEC - Managed Security Service

•       SEC - Mobile Management Server

•       SEC - PCI Code Reviews & Vulnerability Scanning

•       SEC - Production Support (Access Administration)

•       SEC - Secops Project Management & Tools

•       SEC - Security Compliance Support

•       SEC - Security Operations Support

•       SEC - SHC Crisis Management Program

•       SEC - Vulnerability/Threat Management

43

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 59

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Telecom Provisioning & Management

Service Description:

Telecom Provisioning & Management services provide support for the following:

•       Provisioning of telecom equipment

•       On-line, expense management systems and services

•       Comprehensive Telecom Expense Management with our providers

•       Contract management

Chargeback method:	Headcount / Headcount (Ex-POS)

Service Components:

•       NPE - Management & Administration

•       NPE - Project Management & Administration

•       NPE - Business Financials

•       NPE - Provisioning & Support (Voice/Data/Cellular/BB)

•       NPE - Telecom Expense Management

•       TEM tool

44

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 60

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Network & Security Services

Service:	Telecommunications Data

Service Description:

Telecommunications Data services are a collection of applications, tools and services which provide the following data services:

•       Broadband internet/WAN services

•       Dense wavelength division multiplexing (DWDM) services providing high-speed connectivity across campuses

•       Wireless support services

•       Network performance monitoring and analysis services

Chargeback method:	Actual / Headcount / Headcount (Ex-POS)

Service Components:

•       ARIN - Internet Registration (Kmart)

•       AT&T Broadband Aggregation, MIS / DSL Circuits and ANIRA

•       Data Network cabling time & materials charges

•       DWDM Private Data Network (PDN)

•       Enterprise fee

•       Hoffman Campus Wireless maintenance & support (AirWave)

•       Hughes - Dealer Stores Lease & DSL

•       Level 3 MPLS for Off Mall Sites

•       NPE - Core/Data Center Engineering, Standards & Architecture

•       NPE - Data Support Services Corporate, Off-Mall & Retail

•       NPE - Engineering Standards & Architecture

•       NPE - Firewall Engineering, Standards & Architecture

•       NPE - Hometown Store Support

•       NPE - Routing and Switching Engineering, Standards & Architecture

•       NPE - Server & Application Load Balancing Engineering

•       NPE - VPN/Remote Access Engineering, Standards & Architecture

•       Opnet Maintenance

•       Solarwinds Maintenance for Network analysis tools

•       Sprint MPLS Head End Circuits OC3’s (Hoffman and Troy)

45

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 61

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Networks & Security Services

Services:	Telecommunications Voice

Service Description:

Telecommunications Voice services are a collection of applications, tools and services which provide the following voice services:

•       BlackBerry device support and connectivity

•       Wireless cell phone support

•       Call center support and maintenance services

•       Voicemail systems support

Chargeback method:	Actual / Headcount / Headcount (Ex-POS)

Service Components:

•       Amerinet - Secure Sidewinder (Blackberry firewalls)

•       AT&T Wireless Cell Phone Credit

•       Intervoice SW maint - IVR used for store locator, procedure help line, Kexpress, product return hotline, flu clinic, AP

•       IVR Application (Edify replacement)

•       Lyrix - Peoplefind, automated operator on Troy PBX

•       NPE - Call Center/Voice Engineering, Standards & Architecture

•       NPE - DATA/VOICE/WIRELESS MACD Corporate, Off-Mall & Retail

•       NPE - Voice Support Services Corporate, Off-Mall & Retail

•       NPE - Wireless Engineering

•       NPE - Wireless Services Support Corporate, Off-Mall & Retail

•       NPE - Wireless Standards & Architecture

•       Research in Motion (RIM) - annual server licenses and fees

•       Unimax 2nd Nature Software Maint - Hoffman uses to program/support the PBX and Voicemail systems Nortel Call Pilot; Help Desk; Call Manager

•       Unimax 2nd Nature Software Maint - Troy PBX programming interface & Help Desk

•       Voice - AT&T CSU maintenance, to Call Centers

•       WIRELESS - Cell Phones, Pagers, Blackberries, Wireless Air Card Backup (Outlet and SAC stores)

46

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 62

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Associate & Customer Desktop Support

Service Description:

Associate & Customer Desktop Support services are a set of services which provide:

•       Desktop support for the enterprise systems users

•       Support for mobile platforms

•       Desktop operating systems support

•       Remote software installation and support services

Chargeback method:	Headcount (Ex-POS)

Service Components:	• Enterprise Desktop - Non Retail • Enterprise Mobility Framework • Enterprise Windows Operating Systems • Enterprise Workstation Builds • Enterprise Wrkstn Pkg Install Rtl/NonRtl

47

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 63

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Data Center Operational Services

Service Description:

Data Center Operational Services are a collection of services provided out of our data center which provide:

•       Cloud computing support and services

•       Hadoop (large data) support, services and analytics

•       Data center facilities support and maintenance services

Chargeback method:	Actual

Service Components:	• Cloud • Hadoop • Operations Center Support

48

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 64

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Distributed Environment Services

Service Description:

Distributed Environment Services are a collection of services which provide the following for the distributed computing environment:

•       Computer maintenance

•       Support and service of the various software packages and installations

•       Equipment support and repairs

Chargeback method:	Application Consumption

Service Components:	• Distributed - Computer Maintenance • Distributed - Data Procs Software Packages • Distributed - Equipment Repairs

49

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 65

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Mainframe Services

Service Description:

Mainframe Services is a collection of tools and services which provide support to our mainframe environment which includes:

•       Computer maintenance services

•       Software support

•       Equipment repairs and rentals

Chargeback method:	Transaction

Service Components:	• Mainframe - Computer Maintenance • Mainframe - Data Procs Software Packages • Mainframe - Equipment Repairs • Mainframe - Machine Rentals

50

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 66

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Storage Services

Service Description:

Storage Services is a collection of tools and services which provide support to our data storage needs which includes:

•       Computer maintenance services

•       Software support

•       Equipment repairs and rentals

Chargeback method:	Application Consumption

Service Components:	• Storage - Computer Maintenance • Storage - Data Procs Software Packages • Storage - Machine Rental

51

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 67

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Operational Services

Service:	Teradata Services

Service Description:

Teradata Services is a collection of tools and services which provide support specific to our use of the Teradata platform. These services include:

•       Teradata computer maintenance services

•       Software support

Chargeback method:	Transaction

Service Components:	• Teradata - Computer Maintenance • Teradata - Data Procs Software Packages

52

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 68

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Retail Services

Service:	Core Retailing Transaction Support

Service Description:

Core Retailing transactions support is a collection of applications and services which provide support to the Point of Sale including:

•       Back office suite (SNC, MPU, KIN, RMU) support

•       Integrated retailing mobile support (SHC Connect)

•       Store opening and closing support

•       Loss prevention support and services

•       Labor management support and services

•       Sign Management support and services

Chargeback method:	Actual

Service Components:

•       ABD

•       Back Office Suite (SNC MPU) & (KIN RMU)

•       EOD Processing NFX

•       Grocery Host

•       Hometown - Hometown Connection

•       Hometown - Sears Auth Deal Incnt SADI

•       Hometown - Workstation SNC

•       I&TG Int Retail SHC Connect

•       I&TG Int Retail Str Open/Close - All Formats

•       I&TG Int Retail Support Tool SOSI(Builds)

•       Int Retail - My Gofer

•       KIN Mainframe

•       Kiosk Support - All Formats

•       Labor Mgt(VLM WFM LMF)

•       Loss Prevention - Wazagua

•       Loss Prevention ASPECT - Sears(annually)

•       Loss Prevention ASPECT - Kmart (twice a year)

•       Sign Management RES

•       Support Tool RWI(Services)

53

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 69

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Retail Services

Service:	Customer Facing Transaction Support

Service Description:

Customer Facing transactions support is a collection of applications and services which provide support to the Point of Sale for end-user transaction processing, including:

•       Kmart Point of Sale (XPOS)

•       Sears Point of Sale (NPOS)

•       The Great Indoors point of sales support

•       Automotive Point of Sale (TPOS)

•       Outlet Stores point of sales support

Chargeback method:	Actual

Service Components:	• Kmart XPOS • Outlet - Searsoutlet.com • Outlet LIS • Outlet Portal • Outlet SOAP • Pharmacy • Sears NPOS • TGI 20/20 • TGI BDM • TGI MSL • TGI OMNI • TPOS

54

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 70

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Retail Service

Service:	Hardware Support Services

Service Description:	Hardware Support Services within the Retail Services area is specifically aimed at providing support for Point of Sale hardware. This includes: • Back office printer support and services

Chargeback method:	Actual

Service Components:	• Back Office Printers

55

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 71

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	Administration

Service Description:	The Administration services within the Service Management area are the necessary people to ensure the Service Support & Maintenance activities are properly administered.

Chargeback method:	Headcount

Service Components:	• Support Administration

56

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 72

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	Business Continuity

Service Description:	Business Continuity services provide the support and services necessary to ensure the business of Sears Holdings would continue to operate effectively in time of crisis or systems outages.

Chargeback method:	Headcount (Ex-POS)

Service Components:	• Business Continuity

57

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 73

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	I&TG Service Quality Management

Service Description:

I&TG Service Quality Management services are a collection of processes and services which provide:

•       Change management services

•       Service level monitoring and reporting services

•       Configuration management services

•       Release management services

Chargeback method:	Headcount

Service Components:

•       I&TG Service Change Mgmt

•       I&TG Service Level Reporting

•       I&TG Service Mgmt Asset Management

•       I&TG Service Mgmt Configuration Management

•       I&TG Service Mgmt HW Maintenance Support

•       I&TG Service Release Mgmt

58

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 74

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: service Management

Service:	I&TG Service Support

Service Description:	The I&TG Service Support services are a collection of services which are aimed specifically at providing support to the named I&TG Portfolios (aligned by the Business Units they represent).

Chargeback method:	Actual

Service Components:

•       I&TG Service Support - BI

•       I&TG Service Support - Home Services/Service Live

•       I&TG Service Support - Marketing & Pricing

•       I&TG Service Support - Store Systems

•       I&TG Service Support - Supply Chain

59

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 75

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	I&TG Service Support - Corporate Desktop Support

Service Description:	I&TG Service Support - Corporate Desktop Support are services specifically designed to support the Corporate Desktop environment (Hoffman Estates) and all the Business Units represented there.

Chargeback method:	Headcount (Ex-POS)

Service Components:	• I&TG Service Support - Corporate Desktop Support

60

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 76

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	Learning & Development

Service Description:	The Learning & Development support services within Service Management are all the applications, tools and services necessary to provide the CTC training rooms with the computer/lab equipment.

Chargeback method:	Headcount (Ex-POS)

Service Components:	• Training Room

61

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 77

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Service Management

Service:	Performance & Service Mgmt

Service Description:

Performance & Service Management services are a collection of services and processes which provide I&TG service continuity in the following areas:

•       Business Service Management services

•       Incident Management services

•       Knowledge Management services

•       Problem Management services

Chargeback method:	Headcount

Service Components:	• I&TG Service Mgmt Business Service Management • I&TG Service Mgmt Incident Management • I&TG Service Mgmt Knowledge Management • I&TG Service Mgmt Problem Management

62

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 78

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Business to Business Systems Support

Service Description:

Business to Business Systems Support are the services and applications which provide support from one BU to another and include:

•       Order support systems for Kenmore, Craftsman & Diehard

•       Cross training of BU associates

Chargeback method:	Actual

Service Components:	• Brand Order Support System (BOSS) • Cross Training

63

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 79

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Design Systems Support

Service Description:	Design Systems Support is a collection of applications and services which provide support and software to the Design business unit.

Chargeback method:	Actual

Service Components:	• Product Design Software

64

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 80

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Distribution Center Systems Support

Service Description:

Distribution Center Systems support is a collection of applications and services which provide support to the various types of distribution centers within Supply Chain. These include:

•       Direct Delivery Centers support

•       Customer Direct Fulfillment Centers support

•       Jewelry Replenishment Centers support

•       Warehouse Management Systems support

Chargeback method:	Actual

Service Components:

•       Black Box

•       Direct Delivery Center (DDC) WMS

•       DOS DD

•       DOS DD MF

•       Jewely Replenishment Center

•       JFC & CDFC WMS

•       KEXE

•       Market Delivery Operation (MDO)

•       mygofer WMS

•       OH

•       PDC/IRC WMS

•       PkMS

•       Retail/Jewelry Replenishment Center (RRC/JRC) WMS

•       RRC, TDC, JRC - DOS TW - MF

•       Source Availability System (SAS) - Mainframe

•       Third Party DC (Distribution Center)

•       WMS

65

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 81

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Import Systems Support

Service Description:	Import Systems support services is the collection of applications and services necessary to provide support for the Import function within Supply Chain.

Chargeback method:	Actual

Service Components:	• Import 2000

66

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 82

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Inventory Management

Service Description:

Inventory Management services is a suite of applications and services which provide support for the following:

•       Inventory allocation services

•       Inventory replenishment services

•       Integrated demand and replenishment planning services

Chargeback method:	Actual

Service Components:	• Allocation • IDRP • Kmart Replenishment • Scan Based Trading

67

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 83

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Item Management Services

Service Description:

Item Management Services are a suite of applications and services which are used to Design, Source, and fully setup products in the systems required for ordering, receiving, shipping, selling and paying for products sold in Kmart, Sears, TGI and online formats. These include:

•       Item On-Boarding services

•       Item Maintenance Application (IMA)

•       Costing Model Application (CMA)

•       Data Catalogue Integration (1Sync and Inovis third party catalogues)

Chargeback method:	Actual

Service Components:	• CORE & IMA2CORE&BVP • Costing Model Application (CMA) • Data Catalogue / Data Integration • Item Batch, Vision, Other • Item Maintenance Application (IMA) • SHC Hierarchy

68

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 84

Execution Copy

IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Ordering & Receiving Support

Service Description:	Ordering & Receiving Support services include applications and services related to Distribution Center ordering and receiving functions.

Chargeback method:	Actual

Service Components:	• DC Order Mgmt System (OMS)

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Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 85

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Retail Demand Intelligence

Service Description:	Retail Demand Intelligence services are a collection of applications and services which include support for break/fix, monitoring, and enhancements). These systems summarize sales data at various levels to be used by Allocation and Replenishment.

Chargeback method:	Actual

Service Components:	• BEST

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Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 86

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Return Goods Processing Support

Service Description:	Return Goods Processing Support services is responsible for processing Return of Goods via Store along with tracking the Goods received and shipped from Third Party Return Distribution Centers.

Chargeback method:	Actual

Service Components:	• Return Goods

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Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 87

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Store Space Management Systems Support

Service Description:	Store Space Management Systems Support services is a collection of services and applications which provide the functionality necessary to appropriately plan and allocation store space to displays and product placement.

Chargeback method:	Actual

Service Components:	• Space/Floor Planning

72

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 88

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Transportation Systems Support

Service Description:	Transportation Systems Support services is a collection of services and applications which help with the optimization and management of transportation functions and systems.

Chargeback method:	Actual

Service Components:	• Legacy Transportation

73

Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 89

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IT SERVICES

2012 I&TG Service Catalog

Base Offering: Supply Chain Services

Service:	Vendor Management Services

Service Description:	Vendor Management Services is a collection of applications and services which help with the management of SHC vendors and include services for Vendor On-Boarding; including the new Vendor On-Boarding system (VOB). These services are used to on-board new vendors who will be providing products to sell in our Kmart, Sears, TGI and online formats. The application collects all legal documents and information required to do business with an external party.

Chargeback method:	Actual

Service Components:	• Best Vendor Pack (BVP) • Vendor On-Boarding

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Exhibit 3 to Appendix 1.01-A

Exhibit 3 to Appendix 1.01-A

Ex. 3 – Page 90

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Appendix 1.01-B

Product Services

Except as noted below, Services under this Appendix 1.01-B (this “Appendix”) will be provided by SHMC’s Affiliate, SRC through its Home Services group (the “Service Provider”). SHMC will cause the Service Provider and the “SPCs” (as defined below) to perform Service Provider obligations as set forth below. References to: (x) “SHO” below include SHO’s Affiliates and SHO Authorized Sellers, (y) “stores” includes stores owned or operated by SHO, its Affiliates or SHO Authorized Sellers (collectively, “SHO Stores”), and (z) “Customers” means customers of SHO, its Affiliates or SHO Authorized Sellers. SHO shall cause each of its Affiliates and SHO Authorized Sellers to perform SHO’s obligations set forth below.

All Service Provider obligations regarding issuing of Protection Agreements (as defined below) will be performed by Sears Protection Company, Sears Protection Company (FL), LLC and Sears Protection Company (PR), Inc. as applicable (collectively, the “SPCs”). SHMC guarantees the performance of the SPCs with respect to the provisions regarding Protection Agreements as set forth below. Each of the SPCs appoints and authorizes SHO, Sears Authorized Hometown Stores, LLC, Sears Home Appliance Showrooms, LLC and Sears Outlet Stores, L.L.C. to sell Protection Agreements on the SPC’s behalf during the Product Service Term. Of the commission payable to SHO with respect to Protection Agreement sales, the commission attributable to 40% of the sale price shall be paid by the applicable SPC that made the sale and the reminder shall be paid by SRC.

For purposes of this Appendix “Products” means the Products purchased by SHO and its Affiliates under the Merchandise Agreement (as defined therein), and also includes merchandise purchased by SHO from parties other than SRC and its Affiliates. The parties agree that the Merchandise Agreement and this Product Services Appendix are integrally related and that neither party would have entered into such this Appendix or the Merchandise Agreement individually. For Products subject to a “Warranty,” Service Provider will provide the Product Services in accordance with the terms the “Seller Warranty” and the “Vendor Warranty” (as those terms are defined in the Merchandise Agreement), as applicable.

“Vendor Products” means Products subject to a third party warranty (e.g., the original equipment manufacturer’s warranty), but expressly excluding Products subject to a Seller Warranty.

“Seller Warranty Products” means Products subject to a Seller Warranty.

For “SHO Provided Products” (as that term is defined in Appendix 1.01-C (Supply Chain Services) SHO shall supply Service Provider with all details of the third party warranty on such Vendor Products, including the serial number of any such products purchased without warranty.

1. PRODUCT SERVICING.

(a) Service Provider’s Appointment.

(i) Appointment. Except as expressly stated herein, SHO appoints Service Provider during the Product Services Term as SHO, its Affiliates’ and each SHO Authorized Seller, as their sole and exclusive service contractor (with only the exceptions expressly stated herein) for all service locations (e.g., on site, ORDC, product drop-off) to perform repair and maintenance service on the Products (the “Product Services”); whether or not the Products are covered by a Warranty, a maintenance or protection agreement. For clarity, the parties note that except as expressly state herein, the immediately foregoing sentence prohibits repair and maintenance service on the Products by SHO, its Affiliates’, the SHO

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Authorized Sellers and any third party’s retained by any of the foregoing. Product Services may be performed at Customer locations, in SHO’s and its Affiliates’ store locations (“SHO Stores”), at SHO’s and its Affiliates’ Outlet repair and distribution centers (“ORDCs”), at Service Providers locations, and other locations agreed to by the parties in writing from time to time. The term Product Services includes (A) on-site Product Services for Customers (“In-Home Services”), (B) in-store Product Services for SHO Stores (other than SHO Outlet Stores, “In-Store Services”), (C) Product Services in SHO ORDCs and SHO Stores branded “Outlet” (collectively, “Outlet Store Stock Services”), and Product Services for Products carried-in to SHO Stores (“Carry-In Services”).

(ii) Service Provider’s Relationships with SHO Authorized Sellers. For clarity, the parties note that Service Provider and/or its Affiliates have prior to the Effective Date entered into agreements with SHO Authorized Sellers to have such SHO Authorized Sellers to provide Product Services on Service Provider’s behalf and Service Provider and/or its Affiliates may on after the Effective Date enter into agreements with SHO Authorized Sellers and third parties to provide Product Services and/or other services.

(iii) Limitations on Service Provider’s Services. Notwithstanding any other provision of this Agreement, Service Provider may, in its sole discretion, decline to perform any Product Service that Service Provider, using commercially reasonable efforts, is unable to perform (or is unable to perform at a commercially reasonable cost), including for Products for which Service Provider is not an authorized servicer; provided, however, Service Provider will only decline the repair of a Seller Warranty Product (each an “Excused Seller Warranty Product Repair”): (A) the Product is inaccessible (as provided for in Section (b)(iii) (Inaccessible Products) below), (B) in Service Provider’s reasonable judgment, the Product is either: (I) not repairable, or is (II) not economical to repair (using the same standards as Service Provider applies when repairing the same or similar products for its Affiliates). If Service Provider rejects a specific repair for a Vendor Product (each a “Rejected Repair”), SHO may hire a third party contractor to perform the Rejected Repair. Other than for Products owned by SHO which: (1) are located at one of SHO’s ORDCs, and (2) do not bear a “Seller Mark” (as that term is defined in the Merchandising Agreement); SHO may not, in any such case, use employees to perform such Rejected Repairs. Further, Service Provider may elect to refer to the issuer of any third party warranty (e.g., the original equipment manufacturer’s warranty), the repair of any Product subject to such warranty; which repairs shall not be deemed to be Rejected Repairs. For repairs which Service Provider refers to the issue of a third party warranty, Service Provider shall be responsible for providing the customer with the correct contact information for the issuer of such third party warranty.

(iv) Service Provider Marketing. Subject to the next sentence, Service Provider may engage in marketing activities at the Customer’s site for any goods and services offered by Service Provider or its Affiliates, including mailing to or leaving with Customers who receive Product Services surveys, brochures, coupons or other advertisements; provided that that Service Provider will not leave at a customer’s home or mail to a customer (who’s information Service Provider has solely received under this Agreement) marketing materials that is intended to encourage the Customer to shop at a physical store or website that primarily sells products which compete with the products sold by SHO or SHO Authorized Sellers. It is not a violation of the foregoing for such material to promote Service Provider and its Affiliates home services web sites (and their successors) (e.g., www.searshomeservices.com and www.partsdirect.com). If SHO submits a SHO Request (pursuant to Section 1.01E of the Agreement), that Service Provider include SHO promotional materials as part of Service Provider’s customer-site marketing activities, including mailing to, or leaving with, Customers who receive Product Services surveys, brochures, coupons or other advertisements. Service Provider will evaluate such request in accordance with that Section and, in its response will advise SHO on the charges associated with fulfilling such SHO Request. SHO may not engage in any marketing activity pursuant to the preceding sentence that is intended to encourage the Customer to shop at a store or website operated by or for the benefit of

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SHO or its Affiliates for Products sold by Service Provider or its Affiliates or to sell services which are similar to the Product Services and/or services which would be a violation of any agreement between Service Provider and/or one or more of its Affiliates and SHO and/or one or more of its Affiliates. Notwithstanding the foregoing, Service Provider has a 90 day transition period after the Amendment Effective Date to implement the above restrictions. The Parties expect that Service Provider can do so at little or no cost, if that is not true, the above restrictions on Service Provider’s marketing will not go into effect and instead will be treated as a SHO Request and the parties will follow the change process set forth in Section 1.01E. (SHO’s Requests for Services/System Changes)

(v) Audits. SHO will allow Service Provider and its Representatives to conduct audits and examinations of SHO and its Affiliates and SHO Authorized Seller’s operations to confirm SHO’s compliance with this Agreement. Except for audits in connection with governmental investigations, such access will be performed upon reasonable notice and during normal business hours, except as may be required on an emergency basis. SHO its Affiliates and SHO Authorized Sellers will provide Service Provider and its Representatives, and any applicable governmental authorities, access to the facilities, systems, books, records and information reasonably necessary to perform the audits described herein.

(b) Service Provider’s Obligations.

(i) Performance Standards. Service Provider will perform the Product Services in a workmanlike manner, in compliance with all Applicable Laws, consistent with performance standards prevailing from time to time in the product-repair industry and which Service Provider uses for Service Provider’s Affiliates. Service Provider will maintain and appropriately staff a toll-free telephone number to be used by SHO’s Customers when scheduling on-site Product Service. Upon receipt of a call requesting on-site Product Service, Service Provider will use commercially reasonable efforts to schedule Product Service (for Products which Service Provider services) at a time during Service Provider’s normal business hours that is convenient for the Customer in accordance with Service Provider’s scheduling procedures in effect for Service Provider’s external customers, from time to time. Service Provider will use commercially reasonable efforts to provide and complete all Product Service in accordance with Service Provider’s scheduling procedures in effect on the Effective Date. Service Provider will have the sole and absolute discretion to determine the order for performing Product Services. Service Provider may perform the Product Services utilizing third-party contractors who perform the Product Services using the “Sears” name and Service Provider’s Affiliates to the same extent as Service Provider uses third-party contractors and Service Provider’s Affiliates to perform services for Service Provider’s other customers. Service Provider will be responsible to SHO in accordance with the terms and conditions of this Agreement for Product Services performed by all third-party contractors including in accordance with Section 5.02(a) Service Provider will use commercially reasonable efforts to cause all Vendors to assume and bear financial responsibility for the Vendor Warranties in accordance with their terms and SHO shall be responsible for any warranty costs not covered by such Vendors.

(ii) Warranty. Service Provider may assume that a valid Warranty is in place on each Product that SHO’s customers submit for Product Services. For each customer that calls Service Provider directly seeking Product Service under a Warranty, Service Provider will use commercially reasonable efforts to determine that the customer’s Product is covered by a valid Warranty. If the Product or required repair is not covered by a Warranty Service Provider may perform the repairs with the customer’s prior approval and collect and retain from the customer Service Provider’s customary charges for the services and all applicable sales and use taxes.

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(iii) Inaccessible Products. If a Service Provider technician arrives for a Product Service call and a Product is inaccessible, Service Provider may decline to complete the repair and Service Provider is not responsible for making the Product accessible or completing the Product Service. Examples of product inaccessibility include Products which, in Service Providers technician’s view are installed in a manner which: (a) prevent Service Provider from servicing the Product in a normal and customary manner, or (b) which create a risk of injury or damage to the Product or the installation site (e.g., built-in cabinets). At a Product Service call authorized or requested by SHO where the product is not accessible, Service Provider shall only charge SHO the Diagnostic Fee (and no other charge). For all other Product Service calls, Service Provider may charge the customer a fee for its visit. If a customer, for whom Service Provider has declined service due to Product inaccessibility, contacts SHO, SHO will inform them that they need to make the Product accessible and refer them back to Service Provider to schedule a new appointment once the Product is accessible. If the customer persists in contacting SHO after such referral, SHO may offer to help the customer find another service provider (and may offer to pay, at SHO’s discretion, and at SHO’s sole cost for such provider); however SHO shall instruct the customer that another provider may require the customer to make the product accessible (as this is industry practice).

(iv) Products Beyond Repair. If Service Provider reasonably determines that a Product covered by a Warranty is beyond repair or that it would be uneconomical to repair the Product Service Provider will notify SHO, and Service Provider will have no obligation to repair the Product. In such an event, for Products: (a) not subject to a Seller Warranty, Service Provider shall charge SHO (and SHO shall pay) the applicable Diagnostic Fee, even though Service Provider did not complete the Product Service, and (b) for which the repair would have been covered by the Seller warranty, Service Provider will not charge SHO the Diagnostic Fee, or any other amount. For Services attempts on Products subject to a Vendor Warranty if the Product is subject to Warranty, Service Provider shall contact the Warranty issuer and attempt, on SHO’s behalf, to seek authorization for a Warranty replacement. If such authorization is received, Service Provider shall inform the customer and SHO of the Warranty issuer’s process for such replacement. Service Provider shall not have liability for instances where such authorization is not received and Service Provider is not responsible for the replacement process.

(v) Special Situations. Service Provider will assist SHO with respect to services for special situations involving a large volume of similar repairs or upgrades (such Product recalls or reworks), subject to the Parties’ written agreement regarding the terms, conditions, and pricing, if any, for these services.

(c) Product Service Warranties. Service Provider hereby warrants to SHO that all functional (non-cosmetic) repairs performed by Service Provider and its Representatives hereunder shall be performed in a workmanlike manner and shall be free from defects in materials and workmanship for (I) Products owned by SHO at a SHO Store and for Products owned or leased by a customer, a period of thirty (30) days from the date the Product Service is completed, and (II) for Products in an ORDC the earlier of: (A) thirty (30) days from the date the Product is sold to a Customer, and (B) seventy-five days the Product Service is completed. If Service Provider is notified during the applicable warranty period of a failure of the Produce for the identical reason the Product Service was performed, then Service Provider will arrange for the necessary repairs or service to be made promptly without additional charges to either the customer or SHO. EXCEPT AS PROVIDED IN THIS SECTION, SERVICE PROVIDER MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCT SERVICES IT PROVIDES OR THE PARTS IT SUPPLIES, THEIR CONDITION, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER MATTERS. THE ABOVE LIMITED WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED (INCLUDING THOSE SET FORTH IN THE AGREEMENT), AND EXPRESSLY EXCLUDE THE PAYMENT OF SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, LOST SALES OR ANY OTHER INCIDENTAL OR CONSEQUENTIAL LOSS). Service Provider shall not be liable for any failure or delay in the performance of its obligations due to circumstances beyond Service Providers reasonable control.

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(d) Customer KPIs. Attachment I (Customer KPIs) to this Appendix sets forth the key performance indicators (“KPIs”) which Service Provider will track and the process to address individual Customers’ repairs and repairs for SHO customers (in the aggregate) which fall outside the cycle times set forth therein.

(e) Service Processes.

(i) In-Home Services. Unless otherwise directed by Service Provider in writing, SHO, will advise its customers with In-Home Service needs to contact Service Provider via Service Provider’s toll-free telephone number (or transfer them to such number). SHO will not directly schedule service events for In-Home Service customer repairs. When referring a customer not through the Service Provider’s toll-free number (e.g., a customer concession), SHO will provide Service Provider with the information reasonably specified by Service Provider, including customer name, address and telephone number, email address, Product type and brand, the date the Product was purchased, whether the Product is covered by a Warranty, model and serial number, and the nature of the problem with the Product (together the “Service Information”). SHO and Service Provider are joint owners of the Service Information. SHO may use the Service Information to operate its businesses and for all other purposes in accordance with its privacy policy and Applicable Law (including transfer to, and use by, third parties) without restriction. Service Provider may use the Service Information to complete the Product Services and to engage in the marketing activities described in Section 1(a) in accordance with Service Provider’s privacy policy and Applicable Law. To the extent Service Information includes customer identifiable information, Service Provider will use such customer identifiable information for no other purpose of any kind whatsoever; provided that the foregoing does not restrict any other rights Service Provider and its Affiliates may have to use such information under separate agreements between: (a) SHO and its Affiliates (e.g. Shop Your Way Retail Establishment) and Service Provider and its Affiliates or (b) Service Provider and/or its Affiliates and such customer (e.g., terms of the Shop Your Way program).

(ii) In-Store Services. When a service call is required for any Product located at a SHO Store (other than an Outlet Store), the store will enter the service order information into the existing store stock service order creation tool (or such other tool provided by Service Provider from time to time). The store must enter the store number, address and telephone number, email address, Product type and brand, the date the Product was purchased, whether the Product is covered by a Warranty, model and serial number, and the nature of the problem with the Product. Service Provider will then arrange for a site visit to perform the Product Services.

(iii) Product Carry-in (Drop-off) Services.

(A) Product Intake. SHO will accept Products for repair at each SHO Store location; however the process does not exist in Sears Outlet Stores and Sears Home Appliance Stores today and the decision whether to implement it will be up to entity operating each such Store (e.g., dealer, franchise or SHO). The list of Products eligible for in-store drop off has been established by Service Provider via: (x) the “Serviceable Brands List”, which lists which brands are eligible for Product Service, and (y) the “Product Service Checklist”, which lists which service fulfillment, if any, will be utilized based on the product type, division, and geographic region. The Serviceable Brands List and Product Service Checklist can be change by Service Provider, from time to time, upon notice to SHO, in Service Provider’s sole discretion. SHO will take possession of the Product, determine the model and serial number for such Product and

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whether there is a valid Warranty or Protection Agreement in place on such product (following procedures specified by Service Provider from time to time). For Products not subject to Warranty (e.g., valid, not expired) or Protection Agreement, SHO’s store associate shall inform the customer of the amount required for the repair (based upon rates provided by Service Provider from time to time, the “Customer Fee”). The initial Customer Fees are set forth in Attachment III hereto and can be changed by Service Provider upon 30 days written notice to SHO. If the customer wishes to proceed with the repair, after being notified of the applicable Customer Fee, SHO will produce a service ticket for those items that are accepted for Product Service by SHO in a form to be reasonably specified by Service Provider (which will include providing the Service Information). SHO will also create the order in NPS system (or any replacement system provided by Service Provider). SHO will notify customer’s that a diagnostic fee, in an amount determined by Service Provider, from time to time, in its sole discretion, will apply to any repair which the customer elects not to proceed with after drop-off.

(B) Non-Warrantied Repairs. For repairs (or portions of repairs) of Products not covered by a Warranty or a Protection Agreement, SHO shall: (i) collect from the customer the Customer Fee and promptly remit it Service Provider, in accordance with the parties past practices, (ii) when implemented by Service Provider, include the amount collected, in the system designated by Service Provider (e.g., POS or NPS) and (iii) schedule the service in Service Providers NPS system (or such other tool provided by Service Provider from time to time). The Carry-In Services center will validate that the amounted listed in the POS records matches the required Customer Fee for the Product described in the service order by the SHO store personnel. If the insufficient funds are noted (e.g., because a portion of the repair is not covered by warranty), the Carry-In Service center will contact the customer and collect the additional fees (and SHO will not be liable for such collection). In the event that a call that is created as an In Warranty or a Protection Agreement service call, but some or all of the service is not covered under the warranty or a Protection Agreement, Service Provider will call the customer, inform them of the total amount that they are responsible for, and collect the amount over the phone.

(C) Product Movement and Repair. For Products picked up using Service Provider’s shuttles, SHO will be responsible for the safe packing of the Product, and Service Provider will bear the risk of loss or damage to the Product in transit to Service Provider. For Products shipped via a parcel delivery service (e.g., UPS), SHO will: (1) pack such Products in accordance with Service Provider’s instructions (the Access Point Repair process—Packaging Procedures); which instructions Service Provider may change from time to time upon written notice to SHO, and (2) ship the Product using Service Provider’s shipper to Service Provider’s designated repair location, and (3) SHO will retain risk of loss for the Product while it is in transit. Service Provider will assist SHO in filing claims against its shippers for damage/loss that occurs during shipment; however Service Provider will have no liability for any amount which shipper fails to pay on such claims. For each Product repaired by Service Provider under this provision, Service Provider will be responsible for its safe packing and shipping to the original drop-off SHO Store location, and Service Provider will bear the risk of loss or damage to the Product in transit such location. Service Provider has the right to eliminate any or all SHO locations as drop-off locations on 30 days’ notice. For clarity, the parties note that such termination shall not affect, and Service Provider’s Affiliates remain, independently of this Agreement, responsible for honoring the Seller Warranties and the SPC Protection Agreements, in accordance with their terms.

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(D) Fees. For Products dropped off at a SHO Store for which SHO creates a service order in accordance with this Appendix, Service Provider will, in certain circumstances, pay SHO a service order transfer fee (“SOTF”) of $10.50. The SOTF will be recognized at the time the order is created but will only be paid on completed service orders and orders for which Service Provider has collected (and not had to return) an amount at least equal to the Carry-In Diagnostic Fee set forth on Attachment III. No SOTF will be paid on cancellations if the Carry-In Diagnostic Fee is refunded by Service Provider. If a SHO Store creates accepts for service a Product not on the Serviceable Brands List, SHO will be charged a misdirect fee equal to $50. In addition, SHO will not be paid the SOTF if SHO fails to: (I) create the service under the correct item, including listing the proper model/serial#, (II) include the correct customer information on the repair tag and in the NPS tool, or (III) include a detailed description of Product issue(s) in the service order.

(E) Termination of any or all SHO Locations. Service Provider reserves the right to cease accepting from any or all SHO locations products for Carry-In Services: (i) on 30 days’ prior written notice for Carry-ln Services requested on a “cash” basis, and (ii) on 90 days’ prior written notice for all other customers (i.e. warranty and Protection Agreement customers).

(iv) Outlet Store Stock Services.

(A) Service Terms. Service Provider will perform the Outlet Store Stock Services on: (I) all Products located at the Outlet Stores, and (II) for Products located at an ORDC only on Products sold under a Seller Mark (as that term is defined in the Merchandising Agreement); in each case, in accordance with the terms of this Appendix and the Warranty, if any; provided that: (a) for SHO Provided Products Service Provider is not responsible for complying with any warranty terms not provided to Service Provider prior to Service Provider quoting the cost of servicing such products, and (b) any provision of such Warranty which requires services to be performed by an “authorized servicer” shall not apply. For all Outlet Store Stock Services, SHO will initiate and entitle all Outlet Store Stock Services by entering them into Service Provider’s existing web based tool. SHO will enter the service event into Service Provider’s provided existing tool (or such other tool provided by Service Provider from time to time), and SHO will include for each such requested service: date, model#, serial#, product description, brand, and description of problem. To the extent that SHO incorrectly enters such information, and as a result the Service Provider’s charges to the warranty issuer are rejected by the warranty issuer, then SHO shall pay for such Product Service as if the Product was not covered by a warranty. If SHO makes SNICs available. Service Provider will use SHO provided SNIC devices to scan Products being repaired for inventory tracking purposes. For repairs of Outlet Product which would be covered under the Seller Warranty, the repair of such Product prior to their sale by SHO to a consumer will be covered under this Section (including the cost of parts) as if the repair obligations under such Seller Warranty applied to SHO and its Affiliates (even though they do not). SHO and its Affiliates are not entitled to Product replacement under the Seller Warranty and their sole rights in regards to such Products which are not repaired to a saleable condition are set forth in Section 4(h) (Invoice Prices for Outlet Products) of the Merchandise Agreement and are subject to the time and other limitations set forth in the Merchandise Agreement. SHO will be responsible for providing Service Provider with suitable space during the Term (with access to power, gas etc.) for Service Provider to perform repairs. Further SHO will allow Service Provider’s Representatives’

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access to the ORDCs during all normal working hours (Monday to Friday); which SHO can adjust upon 30 days prior written notice for seasonal hours so long as the total number of hours are not reduced (e.g., 7am start time instead of a 9am start time in the summer). If requested by Service Provider, SHO will endeavor to make its facilities available on Saturdays for repairs—if SHO does not make a facility available when requested on a Saturday, the Cycle-Times set forth in Attachment I shall be extended by a day for each such Saturday. SHO and Service Provider will mutually agree upon reasonable policies regarding Service Provider’s Representatives access to SHO’s facilities.

(B) Limited Repairs By SHO and its Affiliates. Notwithstanding the limitations set forth in Section 1(a)(i) (Appointment) above, SHO and its Affiliates may (collectively, “Permissible Repairs”):

(1) permit their employees (but not third parties), repair all Products owned by SHO not bearing a Seller Mark (e.g., not Kenmore, nor Craftsman) at SHO’s ORDCs; provided, that SHO and its Affiliates may use third party contractors, on a temporary, staff augmentation basis; and

(2) permit their employees (but not third parties), perform the limited repairs set forth on Attachment II hereto (collectively, the “Permissible KCD Repairs”) at their ORDCs on Products owned by SHO which bear a Seller Mark.

Permissible Repairs do not include repair of Products owned by third parties (including consumers).

(C) Additional ORDC Repairs by Service Provider. If requested by SHO (via submission using the web tool used for other ORDC repairs), Service Provider, may, but is not required to, repair Products not subject to Seller Mark on the same terms as Service Provider performs repairs of other vendor’s products.

(D) Prior Repairs By SHO and its Affiliates. Prior to the Effective Date, SHO and its Affiliates performed (or had performed) repairs of products (collectively the “SHO Repairs”). SHO has agreed to cease all repairs other than those expressly authorized herein within 60 days of the Amendment Effective Date; however the parties may by mutual written agreement extend such transition by an additional 30 days (the “SHO ORDC Repair Termination Date.” The term “SHO Repairs” includes any repairs performed by SHO after the Effective Date, including any repairs made by SHO in breach of this Agreement. SHO shall retain full liability for any SHO Repairs performed by or its behalf (including repairs performed before and after the Effective Date). Service Provider and its Affiliates shall have no liability to SHO in connection with such SHO Repairs (including any liability under any Seller Warranty). Any third party claim arising in connection with a SHO Repair shall be deemed a SHO Claim and SHO shall defend and indemnify Service Provider and is Affiliates from such SHO Claims as provided for in Article V (Indemnification; Limitation of Liability) of this Agreement. Further, SHO shall reimburse Service Provider and its Affiliates for any costs they incur in connection with such SHO Repairs. SHO shall track the model, serial number, and a description of the repair for each Product that SHO, its Affiliates or its/their Representatives repairs (other than repairs that would qualify as a “Non-Mechanical Repairs” were they performed on a Product bearing a Seller Mark under Attachment II (Permissible KCD Repairs), as that term is defined therein), and provide such information to Service Provider monthly and SHO shall mark each unit that it repairs with a permanent sticker (mutually acceptable to both parties) indicating it was repaired by SHO.

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(E) Return of ORDC Repair Operations. SHO will work with Service Provider to transition all repairs of Products bearing a Seller Mark back to Service Provider by the SHO ORDC Repair Termination Date. SHO will immediately cease hiring Service Provider’s technicians (except in locations, if any, where such a restriction is not enforceable or otherwise is contrary to local law). In connection with such transition: (i) SHO will inform its existing technicians who have historically performed level 3 work that SHO is exiting the servicing of Products bearing a Seller Mark (per messaging and a communication plan approved in advance and in writing by both parties), (ii) SHO will allow Service Provide to interview its technicians (level 3 only) at their work location during normal working hours and (iii) Service Provider will interview the existing SHO technicians that Service Provider is interested in possibly re-hiring; subject to Service Provider standard hiring requirements. Service Provider acknowledges that SHO technicians will make their own decisions whether or not to accept a request for an interview and also whether or not to accept a potential offer from Service Provider. SHO represents and warrants that as of the Amendment Effective Date, SHO has accurately set forth in Attachment #4 (SHO Technicians): (A) the number of technicians performing repairs at SHO’s ORDCs as of the Amendment Effective Date, and (B) to the best of its knowledge, accurately set forth the volume repairs by category (e.g., non-KCD) set forth therein). Subject to the accuracy of the foregoing representations, Service Provider will not hire more SHO technicians than the number set forth in the column entitled “Available SHO Technicians” in the table in Attachment #4. After Service Provider completes the transfer of the Product Services for such Products back to its technicians, Service Provider will, to the extent permitted by applicable law, not target any SHO technicians who are performing Permissible Repairs hereunder for hiring without SHO’s approval. The restrictions on solicitation in this subsection (E) do not apply to general solicitations (e.g., newspaper ads, job boards, etc.).

(f) Excluded No-Warranty Products. For repair of an “Excluded No-Warranty Products” (as such term is defined in the Merchandise Agreement), initiated by SHO (e.g., initiated by SHO or by a SHO Store, including customer concession visits requested by SHO), SHO will pay Service Provider at the rates set forth in Section 1(g)(i)(C) below.

(g) Service Provider’s Charges. For covered repairs, except as expressly provided for herein, Service Provider’s charges include all: (i) all tech, management and support labor and all parts supply, (ii) all CCN for Product Services related to customer engagement and satisfaction, (iii) all parts sourcing and related management, (iv) all truck expense, including lease, maintenance, fuel and insurance, (v) all supply chain / distribution services related to parts, (vi) all product quality management and overhead expenses; (vii) all claims management services, and (viii) all capital investment to support Product Services. Service Provider will provide all Parts for the Services it performs and will charge SHO for all Parts and Services as set forth below:

(i) Billable Product Services (other than Outlet Store Stock Services and Excluded No-Warranty Products). For Product Services on all Products other than: (x) Product Services on Outlet Products purchased by SHO or its Affiliates from the Service Provider’s Affiliates, and (y) Excluded No-Warranty Products:

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(A) Vendor-Warranty Products. For Vendor Products, Service Provider will only bill SHO for (and SHO will pay Service Provider for) SHO initiated site repairs (e.g., initiated by SHO or by a SHO Store, including customer concession visits requested by SHO) if any of the following apply: (A) for non-warrantied repairs (e.g., repairs outside of the warranty period or issues not covered by the warranty (e.g., abuse, cosmetic damage, previous entitlement), (B) any repair for Vendor Product where Service Provider’s fees are rejected by the warranty issuer for any reason, including for repairs rejected on the grounds that the warrantor’s obligations with respect to the Vendor Product do not extend to Vendor Products purchased (directly or indirectly) by SHO, and (C) repair of Products for which Service Provider is not an authorized servicer.

(B) Seller Warranty Products. For Seller Warranty Products, Service Provider will only bill SHO for (and SHO will pay Service Provider for) SHO initiated site repairs (e.g., initiated by SHO or by a SHO Store, including customer concession visits) for non-warrantied repairs (e.g., repairs outside of the warranty period, issues not covered by the warranty (e.g., abuse, cosmetic damage, previous entitlement). For Completed Product Service (as defined in Attachment I (KPIs for Product Services Provided By Service Provider) on Seller Warranty Products for repair of warrantable items, SHO will not be obligated to pay Service Provider any charges.

(C) Repair Rates (Non-Outlet). Except as expressly stated otherwise herein, the following rates will apply to all service visits provided to SHO under this Appendix.

(1) Major Repairs. For major repairs (Divisions 22, 26, 42, 46, and 57):

a. Labor* = $117.00 (Standard Repair Rate – Major Appliances)

b. Labor* = $ 225.00 (Sealed System Repair Rate)

c. Parts = TSP x .70

d. Diagnostic Fee = $85.00. The “Diagnostic Fee” will apply to any Product Service attempt in which the Product is not repaired for any reason (e.g., no problem found, additional parts needed, product not found); other than Service Provider’s technician not having the request skill set to attempt a repair.

(2) Others. For Product Services in Sears’ divisions 6, 9 and 71 (i.e., lawn and garden and tools):

a. Labor* = $156.00 (Standard Repair Rate)

b. Parts = TSP x.70

c. Diagnostic Fee = $85.00.

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*Commencing one year from the Effective Date, the flat labor rates stated above will increase in an amount equal to the greater of: (a) two and one half percent (2.5%), or (b) actual inflation based upon changes in the Consumer Price index for All Urban Consumers-Expenditures Category All Items Unadjusted 12-months Ended December published by the Bureau of Labor Statistics of the U.S. Department of Labor (the “CP Index”) during the previous calendar year.

For example if the CPI Index was 100 for December 2015 and then the CPI Index is 103 for December 2016, then on January 1st, 2017, the above rates will be increased by 3.00%.

(ii) Product Service for Outlet Stock Products and Excluded No-Warranty Products. For Product Services on Outlet Store Stock Product Services and for Excluded No-Warranty Products, Service Provider will only bill SHO for (and SHO will pay Service Provider for) Product Services:

(A) Vendor-Warranty Products. For: (x) Vendor Products and (y) Excluded No-Warranty Products, Service Provider will only bill SHO for (and SHO will pay Service Provider for) SHO initiated site repairs (e.g., initiated by a SHO Store or SHO ORDC) if any of the following apply: (A) for non-warrantied repairs (e.g., repairs outside of the warranty period or issues not covered by the warranty (e.g., abuse, cosmetic damage), (B) any repair for Vendor Product where Service Provider’s fees are rejected by the warranty issuer for any reason (e.g., previously repaired products (subject to Service Provider’s warranty in Section 1(b)(ii)), repairs rejected on the grounds that the warrantor’s obligations with respect to the Vendor Product do not extend to Vendor Products purchased (directly or indirectly) by SHO), and (C) repair of Products for which Service Provider is not an authorized servicer. For clarity, the parties note that the majority of repairs at SHO’s ORDCs are expected to not be covered by a Warranty and therefore will be billed to and paid for by SHO.

(B) Seller Warranty Products. For Seller Warranty Products, Service Provider will only bill SHO for (and SHO will pay Service Provider for) SHO initiated site repairs (e.g., initiated by a SHO Store or SHO ORDC) for non-warrantied repairs (e.g., repairs outside of the warranty period, issues not covered by the warranty (e.g., abuse, cosmetic damage)). For Completed Product Service for repair of warrantable items for Products covered by a Seller Warranty, SHO will not be obligated to pay Service Provider any charges. Further for repair attempts on Seller Warranty Products where the underlying repair would have been covered by the Seller Warranty but the repair was not performed due to an Excused Seller Warranty Product Repair, Seller will not charge Buyer the Diagnostic Fee.

(C) Outlet Repair Rates. Except as expressly stated otherwise herein, the following rates will apply to all service visits for Outlet Store Stock Product Services under this Appendix. For clarity, the parties note that the majority of repairs at SHO’s ORDCs are expected to not be covered by a Warranty and therefore will be billed to and paid for by SHO.

Division	Labor Rate*	Parts Rate
Division 6	$135.25	TSP** x 0.70
Division 9	$130.50	TSP x 0.70
Division 20	$95.00	TSP x 0.70
Division 22	$95.00	TSP x 0.70
Division 26	$95.00	TSP x 0.70
Division 42	$82.50	TSP x 0.70

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Division 46 (standard)	$105.00	TSP x 0.70
Division 46 (sealed system)	$190.00	TSP x 0.70
Division 57	$118.00	TSP x 0.70
Division 71	$125.00	TSP x 0.70
Diagnostic Fee	$85.00	N/A

*	Commencing one year from the Effective Date, the flat labor rates stated above will increase in an amount equal to the greater of: (a) two and one half percent (2.5%), or (b) actual inflation based upon changes in the Consumer Price index for All Urban Consumers-Expenditures Category All Items Unadjusted 12-months Ended December published by the Bureau of Labor Statistics of the U.S. Department of Labor (the “CP Index”) during the previous calendar year.

For example if the CPI Index was 100 for December 2015 and then the CPI Index is 103 for December 2016, then on January 1st, 2017, the above rates will be increased by 3.00%

**	“TSP” means truck stock pricing (i.e., the price charged by Service Providers’ technician for Parts quoted at a customer’s home, from time to time).

(h) Other Terms.

(i) Paid Calls. Non-Warrantied Customer initiated calls (paid calls) will be charged to the customer at Service Providers rates then if effect, as determined by Service Provider from time to time in its sole discretion, and all applicable sales and use taxes.

(ii) Product Service Not Provided under a Warranty and SHO Approves. For Product Services on Products that are not covered by a Warranty but the Product Services for the Products are approved in writing by SHO, SHO will pay Service Provider its charges specified in this Section 1(g)(i)(C).

(iii) Product Service Not Provided under a Warranty and SHO does Not Approve. If a customer requests Service Provider to perform, and the customer has agreed to pay Service Provider’s charges for, repairs or other services on Products that are not covered by a Service Provider Warranty and the repairs or other services have not been approved by SHO, Service Provider may collect from the customer and retain Service Provider’s customary charges for such services, then in effect, as determined by Service Provider from time to time in its sole discretion, and all applicable sales and use taxes.

(iv) Rates for Products Not Regularly Serviced By Service Provider. Service Provider has the right to impose new rates for Product Services for Products which Service Provider has not regularly serviced for SHO, including for high end Products and brands, if SHO increases the amount of such Products that SHO Stores sell (e.g., Jenn-Air, Thermador, Wolf, and Viking). If: (a) SHO anticipate an increase in such Products, (b) Service Provider identifies to SHO that such an increase has occurred, or (c) SHO needs Product Services for new brands/types of products, SHO shall submit a SHO Request pursuant to Section 1.01 E. (SHO’s Requests for Services/System Changes) of the Agreement. From the date of Service Provider’s proposal they parties will negotiate exclusively for a period of 60 days. If the parties agree on SHO’s Request and execute an amendment for such SHO Request, Service Provider will take commercially reasonable actions to become an authorized service provider for the Products covered by such request. If the parties are unable, in Good Faith, to agree upon terms for such SHO Request, SHO may seek bona-fide, binding, proposals from third parties. SHO will submit any such proposal that SHO would be willing to accept to Service Provider in writing, and Service Provider will have 30 days to match any such bona-fide proposal. If Service Provider does not, SHO may accept such third parties’ proposal (in the form submitted to Service Provider); provided that such proposal and the third party’s performance under it will not impair Service Provider’s ability to perform under this Agreement (e.g., by decreasing Service Provider’s works space).

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2. PARTS.

(a) Source for Parts. SHO appoints Service Provider during the Term as SHO, its Affiliates’ and each SHO Authorized Seller, as their sole and exclusive provider of parts (“Parts”) for Seller-Branded Products (as that term is defined in the Merchandising Agreement) and for Parts used in repairs of all Products performed by Service Provider. SHO, its Affiliates’ and each SHO Authorized Seller will only use Parts for Permissible Repairs and for sale to end user customers.

(b) Parts Systems. The Service Provider’s team will maintain and continue providing access to SHO to Service Provider’s existing Parts direct ordering systems that SHO uses (the existing store charge process, or its successor). These Services include but are not limited to: (i) sourcing, purchasing, shipping and handling of all Parts orders, (ii) providing sales and commissions files for all Parts Orders placed by SHO; (iii) Service Provider retains 100% of all shipping charges on customer Part orders. SHO may order parts for products not subject to Seller’s Marks from Service Provider using such system.

(c) Commissions. Service Provider will pay SHO a 33.5% commission on net (e.g., after cancellations) revenue actually collected by Service Provider from customer Part orders (but not related shipping charges and not on bulk sales over $400) placed at SHO Stores through the Parts direct systems (the “Net Parts Revenue”). SHO is responsible for paying to the SHO Authorized Seller (e.g., an HTS owner) a 25% commission on the Net Parts Revenue.

(d) Other. The commissions to be paid by Service Provider under this Section 2 are expressly conditioned upon the Service Provider being the sole and exclusive provider of Parts to SHO, its Affiliates’ and the SHO Authorized Sellers and Service Provider shall have the right to unilaterally reduce, to an amount of its sole choosing, the commissions paid on sales and renewals of Parts if such exclusivity is violated. SHO is solely responsible for paying any commissions due on Parts sales to its Affiliates, SHO Authorized Sellers and its/their associates. Service Provider must approve in writing, in its sole discretion, any adjustments to the commissions paid by SHO and/or its Affiliates to the SHO Authorized Sellers on Parts sales. SHO assumes sole responsibility for resolving all commission payment disputes with SHO, its Affiliates and the SHO Authorized Sellers and its/their associates on Parts sales.

(e) Bulk Sales. SHO, on behalf of its customers, may place bulk orders, through its Sears Commercial Parts account. For each order of $400 or more, SHO will receive a 25% discount on the transaction and free ground shipping. Orders of less than $400 will not receive a discount or free shipping. All bulk transactions will be handled as a Commercial Parts transaction and the commercial return policy applies to all orders placed via the Sears Commercial account, with a $25 minimum to return, 25% restocking fee, 90 days to return and Service Provider pre-authorization required on all returns.

(f) Store Part Orders.

(i) Store Stock Repairs. SHO will use the store charge process (or its successor) to order missing or damaged parts for a SHO Store display or to replace a missing or damaged parts for a customer on a product purchased from SHO Store. SHO will be billed for these Parts at a cost equal to TSP x .70.

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(ii) Parts for ORDC Repairs. In addition, SHO shall use the store charge process (or its successor) for all Parts: (a) to be used in repairs at SHO’s ORDCs performed by Service Provider, and (b) all Permissible KCD Repairs performed by SHO. SHO will be billed for these Parts at a cost equal to TSP x .70. SHO may also choose to use the store charge process (or its successor) to buy Parts for repairs of products not subject to a Seller Mark made by SHO. Service Provider, in its sole discretion, may change the cost to SHO for Parts for such products, from time to time, upon 5 days’ prior notice to SHO.

(iii) Return of Parts. Parts that are ordered via the store charge process (or its successor) are not returnable unless damaged or defective. Damaged or defective parts will be replaced or refunded.

3. PROTECTION AGREEMENTS.

(a) SPC Exclusive Provider of PAs. Except as expressly set forth herein for “Permissible SHO PAs” (as defined below), SHO agrees that it will only sell, and SHO will only allow its Affiliates’ and its SHO Authorized Sellers to advertise, sell or endorse maintenance, extended warranty, service and protection agreements, including product replacement plans, of any kind (e.g., product protection agreements, purchase protection agreements, collectively, “Protection Agreements”); issued by the SPCs (no exceptions); worldwide in any distribution channel (e.g., in store, online). For clarity, the Parties note that the term “Protection Agreement” does not include: (i) manufacturer warranties on Vendor Products included at no additional charge with the Product, and (ii) an after-market warranty which SHO procures from a third party and includes, at no additional charge, when it sell a Vendor Product to a consumer (an “After-Market Warranty”). For clarity, SHO notes that After-Market Warranties are provided with certain of the Products it sells; they are not sold separately. Other than Permissible SHO PAs and the After-Market Warranty identified herein for Samsung Products, SHO represents that SHO has ceased selling all third party Protection Agreements and After-Market Warranties prior to the Effective Date and covenants that it will not sell any third party Protection Agreements (each a “Third Party PA”) and After-Market Warranty during the Term (again, other than a Permissible SHO PA, and the After-Market Warranty on Samsung Products). SHO shall retain full liability for any Third Party PAs (including Permissible SHO PAs) and for any Third Party Warranty sold by SHO, its Affiliates and each individual or entity authorized by SHO or its Affiliates to sell products or services prior to, on or after the Effective Date. Service Provider and its Affiliates shall have no liability to SHO in connection with such Third Party PAs (including any liability under any Seller Warranty) or After-Market Warranty. Any third party claim arising in connection with a Third Party PA or After-Market Warranty shall be deemed a SHO Claim and SHO shall defend and indemnify Service Provider and is Affiliates from such SHO Claims as provided for in Article V (Indemnification; Limitation of Liability) of this Agreement (without regard to the exceptions set forth therein); except to the extent that such SHO Claims are found by a final judgment or opinion of an arbitrator or a court of appropriate jurisdiction to be caused by: (i) a willful breach of any provision of this Agreement by SHMC; or (ii) willful misconduct of SHMC, its Affiliates, or their respective Representatives in the performance of their obligations under this Agreement. Further, SHO shall reimburse Service Provider and its Affiliates, at the rates provided for herein, for any costs they incur in connection with SHO Responsibility Products (e.g., Third Party PAs and/or After-Market Warranty), including: (a) for service calls in which Service Provider is not informed that the Product is a SHO Responsibility Product until Service Provider arrives on site (in which case the Diagnostic Fee will be charged) if Service Provider does not repair the product and (b) for repairs performed on Products which were not properly identified and marked as SHO Responsibility Products (as required under Section 3(c)(i)(E) (Identification and Marking of SHO Responsibility Products) below.

(b) After-Market Warranty. SHO represents that the only After-Market Warranty it sells as of the Effective Date, is on Samsung Products which SHO buys without a warranty. Service Provider intends to offer SHO a proposal for a replacement after-market warranty provided by Service Provider’s Affiliate within 30 days after the Effective Date. SHO will consider such proposal in Good Faith, and if it

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provides at least equivalent value to SHO and the consumer purchasing the underlying Product SHO will accept Service Provider’s proposal; which acceptance will be documented via a written amendment to this Appendix (which must be signed by both parties to be effective). If Service Provider’s proposal does not provide such equivalent value, SHO will within 10 business days, provide a counter proposal detailing the changes necessary to Service Provider proposal in order to make it equivalent in value (from SHO’s perspective) to SHO’s existing After-Market Warranty program. Service Provider will have the right to accept or reject such proposal in its sole discretion. If Service Provider accepts, such acceptance will be document via a written amendment to this Appendix (which must be signed by both parties to be effective). In connection with SHO making claims against its After-Market Warranty Provider, Service Provider will, on a monthly basis, to the extent that: (x) SHO has in advance and in writing, provided Service Provider with the model/serial number for such Product, and (y) Service Providers’ technicians collected such information during their site visit; submit to SHO the typical third party billing details (e.g., model/serial number, repair description) that Service Provider submits to other third party warrantors; provided that Service Provider shall not be liable for any such information that is missing or incorrect.

(c) PA Pricing. Prices for the Protection Agreements will be set by Service Provider in its sole discretion.

(i) Commissions.

(A) Existing PAs. For Protection Agreements offered by the SPCs in SHO Stores and per the “SHO Web Platforms” (as that term is defined in Appendix 1.01-D (eCommerce Services) to this Agreement) on and after the start of the second full fiscal month after Amendment Effective Date, Service Provider’s Affiliates will pay (as further set forth above) SHO a 52% commission on the net (e.g., after cancellations) amount actually collected by SHO and paid by SHO to Service Provider on each sale a Protection Agreement sold by SHO and its Affiliates, and the SHO Authorized Sellers. Cancellations after the start of the second full fiscal month after the Amendment Effective Date on protection agreements sold by SHO prior to the Amendment Effective Date (for which SHO receives a 50% commission) will be netted based upon such 50% commission (not 52%).

(B) Renewal of Product Protection Agreements. In addition, if the holder of a SPC protection agreement on a Product purchased by a SHO customer at a SHO Store or on a SHO Web Platform (before, on, or after the start of the second full fiscal month after the Amendment Effective Date renews its Protection Agreement on such Product during the Product Services Period via a telemarketing or direct mail offer, Service Provider’s will pay SHO a commission equal to 9% of the net (e.g., after cancellations) renewal revenue actually collected by Service Provider’s Affiliates on the renewal of such Protection Agreement. No commission is due SHO on a renewal of a Protection Agreement which occurs via other channels (e.g., during a tech visit).

(C) Permissible SHO PAs and After-Market-Warranties and New Protection Agreements and After-Market Warranty. If after the Effective Date, SHO desires to sell a protection agreement of after-market warranty (other than SHO’s existing After-Market Warranty described above) not offered by Service Provider to SHO on a Vendor Product, SHO shall submit a SHO Request pursuant to Section 1.01E. (SHO’s Requests for Services/System Changes) of the Agreement. From the date of Service Provider’s proposal they parties’ will negotiate exclusively for a period of 60 days. If the parties agree on SHO’s Request and execute an amendment for such SHO Request, Service Provider will begin offering the new type of Protection Agreement in accordance with such amendment. If the parties are unable, in Good Faith, to agree upon terms for such SHO Request, and if SHO’s request was for a protection agreement or after-market warranty on a Vendor Product for which Service Provider does not offer a Protection Agreement or after-market warranty, as applicable (e.g., a fabric protection agreement

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on couches), SHO may seek bona-fide, binding, proposals from third parties for a Third Party PA or After-Market Warranty on such product. SHO will submit any such proposal that SHO would be willing to accept to Service Provider in writing, and Service Provider will have 30 days to match any such bona-fide proposal. If Service Provider does not match such proposal, SHO may accept such third parties’ proposal in the form submitted to Service Provider and begin offering such Third Party PA (at which point, it will become a Permissible SHO PA) or After-Market Warranty hereunder. This subsection does not give SHO the right to seek third party proposals for (or to otherwise sell) Third Party PAs or After-Market Warranties on products for which Service Provider offers Protection Agreements or after-market warranties, as applicable. For clarity, the Parties acknowledge that as of the Effective Date, the only “Permissible SHO PAs” are the Guardsman Elite Furniture Protection Plans.

(D) Other. The commissions to be paid by Service Provider’s Affiliates are expressly conditioned upon the SPCs being the sole and exclusive provider of Protection Agreements (other than Permissible SHO PAs) to SHO, its Affiliates’ and the SHO Authorized Sellers and Service Provider shall have the right to unilaterally reduce, to an amount of its sole choosing, the commissions paid on sales and renewals of Protection Agreements if such exclusivity is violated. SHO is solely responsible for paying any commissions due on Protection Agreements sales to its Affiliates, SHO Authorized Sellers and its/their associates. Service Provider must approve in writing, in its sole discretion, any adjustments to the commissions paid by SHO and/or its Affiliates to the SHO Authorized Sellers on Protection Agreement sales. SHO assumes sole responsibility for resolving all commission payment disputes with SHO, its Affiliates and the SHO Authorized Sellers and its/their associates on Protection Agreement sales.

(E) Identification and Marking of SHO Responsibility Products. On and after the Effective Date, SHO will each week provide Service Provider with an electronic file, in a mutually acceptable format, which lists the model and serial number for each product which SHO has purchased (collectively, the “SHO Responsibility Products”): (I) with either a Third Party PA (including a Permissible SHO PA or a third party After-Market Warranty), or (II) without any warranty; in each case in the period preceding the last file submission (with SHO using all commercially reasonable efforts to include in the first such file all such information for all such products prior to the Effective Date. SHO cannot guarantee Service Provider that it can provide model and serial number for all future purchases; however SHO shall use all commercially reasonable methods to collect such information and shall remain liable to Service Provider for any costs Service Provider incurs as a result of SHO’s inability to collect such data. In addition, if SHO purchases or repairs any SHO Responsibility Products on or after the 60th day after the Effective Date, SHO will use all commercially reasonable efforts to permanently affix to such product an indicator of such product’s status in a manner and in a location reasonably acceptable to Service Provider (e.g., engraving or permanently writing an X on the serial number plate (in a fashion that does not alter the serial number) for no-warranty product).

4. MONTHLY BUSINESS REVIEWS.

(a) Account Management. Service Provider will appoint an account manager to be the single point of contact for SHO to work with regarding the Product Services. SHO will appoint a single point of contact for all issues regarding Product Services.

(b) MBR. Once per month, the Parties’ single of point of contact will meet for a monthly business review (“MBR”) of the Product Services. The Parties will mutually agree on the topics to be covered during the MBR, however the MBR will include: (i) a review of the KPI reports provided by Service Provider for the prior month, (ii) Protection Agreement metrics, including penetration rates, and (iii) a review of the following call center statistics for Service Provider’s member service organization call centers for Product Service calls:

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MSO Metrics for Calls for In-Home Service

Metrics	Target
Percentage of calls answered within 60 seconds or less	80% +/- 2%
Abandon Rate: % of calls NOT answered within 10 seconds of	<5%
IVR prompt
Quality Score for Call Center	>95.0%

Call center hours for Service scheduling and customer assistance for SHO’s customers will be the same as Service Provider’s uses for Sears, Roebuck and Co.’s customers.

In the event SHO has sent Service Provider either a “In-Home KPI Notice” or “ORDC KPI Notice” as defined below, and such KPI breakdown has not be previously addressed, Service Provider will include in the MBR its plan to address the KPI breakdown, along with a progress report of Service Provider’s progress in meeting such plan.

(c) Service Event Data. Upon SHO’s reasonable written request, Service Provider will provide details regarding Service events performed under this Agreement within the past 120 days; provided such information is readily available to Service Provider and Service Provider can readily segregate such data from data on service events provided non-SHO customers.

5. SHO TERMINATION RIGHTS.

The following are SHO’s sole right to terminate individual services under this Appendix. SHO has no other rights to terminate the Product Services described herein:

(a) In-Home Services. If Service Provider fails to achieve, in the aggregate, across a District, the In-Home Services KPI for a Division for such District as set for forth on Attachment I (KPIs for Product Services Provided By Service Provider) hereto, for three consecutive months, then SHO may, within 30 days, send Service Provider written notice, in accordance with Section 6.05 (Notices) of the Agreement, a written warning, which must be titled “In-Home Services KPI Warning Notice,” and which must specify the District, the Division and include copies of the monthly KPI reports for such District/Division prepared by Service Provider for such months (the “In-Home KPI Notice”). If Service Provider fails, during the three consecutive month period after receiving an In-Home KPI Notice which meets the requirements set forth herein, to achieve, on average for such three month period (in the aggregate for such District and Division), the same In-Home Services KPI set forth on Attachment I (KPIs for Product Services Provided By Service Provider), then SHO may, within 30 days, as it sole and exclusive remedy, terminate just the In-Home Services (in total, no partial terminations permitted) for the affected Division, in the affected District; together with the exclusivity associated with such In-Home Services for such Division in such District, by providing 60 days prior written notice of such termination in accordance with Section 6.05 (Notices) of the Agreement. For example, if: (a) Service Provider failed each month, for a 3 consecutive month period, to meet a Home Appliance In-Home Service KPI for a District, (b) SHO properly sent an In-Home KPI Notice for such failure, and (c) then Service Provider failed to achieve, on average, for the next consecutive 3 month period the same Home Appliance In-Home Service KPI for such District; then SHO could terminate all of Service Provider’s services for Home Appliances (the applicable Division) in such District; but SHO could not terminate Service Provider’s services for the other Divisions (e.g., Lawn and Garden & Recreation and Fitness) in that District.

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(b) Outlet Store Stock Services. If Service Provider fails to achieve, in the aggregate for an ORDC, an Outlet Store Stock Services KPI for a Division for such ORDC as set forth on Attachment I (KPIs for Product Services Provided By Service Provider) hereto, for three consecutive months, then SHO may, within 30 days, send Service Provider written notice, in accordance with Section 6.05 (Notices) of the Agreement, a written warning, which must be titled “Outlet Store Stock Services KPI Warning Notice,” and which must specify the affected ORDC, the Division and include copies of the monthly KPI reports prepared by Service Provider for such ORDC for such months (the “ORDC KPI Notice”). If Service Provider fails, during the three consecutive month period after receiving an ORDC KPI Notice which meets the requirements set forth herein, to achieve, on average for such three month period (in the aggregate for such ORDC and Division) the same Outlet Store Stock KPI set forth on Attachment I (KPIs for Product Services Provided By Service Provider), then SHO may, within 30 days, as it sole and exclusive remedy, terminate just the Outlet Store Stock Services (in total, no partial terminations permitted) for the affected Division in the affected ORDC; together with the exclusivity associated with such Outlet Store Stock Services for the such Division at such ORDC, by providing 60 days prior written notice of such termination in accordance with Section 6.05 (Notices) of the Agreement. For example, if: (a) Service Provider failed each month, for a 3 consecutive month period, to meet an Outlet Store Stock Services KPI for a Division for an ORDC, (b) SHO properly sent an ORDC KPI Notice for such failure, and (c) then Service Provider failed to achieve, on average, for the next consecutive 3 month period the same Outlet Store Stock Services KPI for a Division for such ORDC; then SHO could terminate all of Service Provider’s services for such Division at such ORDC; but SHO could not terminate Service Provider’s services for the other Divisions (e.g., Lawn and Garden & Recreation and Fitness) at that ORDC.

(c) Carry-In Services. Any SHO Authorized Seller, may on its own, and not in coordination with SHO, its Affiliates, or any other SHO Authorized Seller, on 90 days’ prior written notice terminate, for convenience, Carry-In Services at its SHO Stores. This right does not extend to locations operated by SHO or its Affiliates. If a SHO Authorized Seller complains to SHO about the Carry-In Services, SHO and its Affiliates may, pursuant to an appropriate confidentiality agreement, advise such SHO Authorized Seller (individually, not as part of a group) in writing of its right to terminate such Carry-In Services; provided that SHO marks such communication as “confidential” and expressly advises such SHO Authorized Seller that they are not allowed to share such notice; nor the substance of it with any third party.

End of Main Body of Appendix

18

Attachment I

(KPIs for Product Services

Provided By Service Provider)

In-Home Service KPIs

Division	Metric	Threshold*
Home Appliances	Cycle-Time	12.0 days
Lawn and Garden & Recreation	Cycle-Time	14.0 days
and Fitness All other Products	Cycle-Time	14.0 days

*	The above KPI measurements will exclude any order: (1) where SHO did not comply with this Appendix and/or any processes mutually agreed to by the parties (e.g., for order entry, product or part management), and (2) for paid orders (i.e., orders that are out of warranty and not covered by a Protection Agreement issued by Service Provider or its Affiliates).

•	Definition. “Cycle Time” is defined as the time elapsed from the date a service order is created in the web tool (or to the extent authorized by Service Provider, NPS), to the date the service order is closed by the Service Provider’s technician, in Good Faith, as “completed” because the technician deems the product has been returned to functional condition (each a “Completed Product Service”). The Parties acknowledge that it is not unusual for a Product for which a service order was closed to need a subsequent repair (and a new service order to be opened); e.g., due to a failed Part, improper diagnosis, due to the need to repair a separate problem. Subsequent repairs of a warrantied repair will be performed without charge to the extent provided for in Section 1(c) (Product Service Warranties).

•	Measurement. Service Provider will track each of the above In-Home Services KPIs and provide an outlier report once per month by District (as defined below) for the Parties to review during the MBR. KPIs will be tracked for all In-Home Service events performed by Service Provider and its Representatives.

•	Individual Customer Response. Customers that experience a Cycle-Time in excess of the KPIs above will be addressed by Service Provider using a customer management process as outlined below. Service Provider, in its sole discretion, may alter this process from time to time, but any changes made by Service Provider will be no less favorable than Service Provider provides in the majority of its other service customers. Service Provider will review with SHO any such changes in advance of their implementation in connection with orders received under this Agreement.

1.	Contact the customer

2.	Confirm that service is still required

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3.	If yes, try to pull forward to a date acceptable to the customer; if no, gather details on how the issue was resolved

4.	If pull forward is not available offer concession:

•	For Protection Agreements, Service Provider’ current process is as follows: Service Provider may change this process, in its sole discretion, so long as purchases of Protection Agreements are treated no less favorably (in aggregate) than other purchasers of SPC protection agreements (subject to any difference in the protection offered under the written terms of such agreements):

•	Inform PA customers of process for service promise reimbursement process, including offering:

•	Allowance up to $50 for rental or other services (e.g. laundromat, grass cutting) until repair is completed;

•	Applicable Food Loss provision;

•	$50 gift card; or

•	Replace the Product

•	Concessions for Products subject to a third party warranty where the Service is provided by Service Provider will depend upon Service Provider and/or SHO’s arrangement with the issuer of the warranty.

•	In-Home Services KPI Out of Bounds. Aggregate issues (at the District level) will be handled as follows:

•	If, for a particular District, the average Cycle-Time for all orders for a Division exceeds the above KPI for any reason other than those outside Service Provider’s reasonable control (e.g., parts on backorder or no longer available), during any 30 day measurement period, then Service Provider will use commercially reasonable efforts to seek to, within the next 30 day measurement period, bring the KPI for such Division back within the thresholds set forth above using its existing resources. Service Provider will inform SHO of the steps Service Provider is taking to bring such KPI back in bounds as part of the MBR. SHO may, in writing to Service Provider, identify potential technicians and if SHO does so, Service Provider will consider retaining them (as either associates or third party contractors); if such individual meets Service Providers standards for such technicians.

•	“District” means a geographical region used by Service Provider to manage its technicians, as established by Service Provider from time to time (for all of its technicians, not just those providing Services to SHO customers). Service Provider will provide SHO with a list of its Districts, as modified by Service Provider from time to time.

End of In-Home Services KPIs

2

Outlet Store Stock Services at an ORDC KPIs

Division	Metric	Threshold*
Home Appliances	Cycle-Time	12.0 days
Lawn and Garden/Recreation &	Cycle-Time	14.0 days
Fitness All other Products	Cycle-Time	14.0 days

*	The above KPI measurements will exclude any order where SHO did not comply with this Appendix and/or any processes mutually agreed to by the parties (e.g., for order entry, product or part management). The KPI measurement will also exclude any spike in volume for an individual ORDC over the previous 90 days volume run rate of 10% or more; unless SHO has provided 60 days’ written notice to Service Provider of such on-going increase in volume (e.g., such increase is reasonable and is expected to continue for 1 year or more).

•	Measurement. Service Provider will track each of the above Outlet Store Stock Services at an ORDC KPIs and provide report monthly by ORDC during the MBR for the Parties to review. KPIs will be tracked for all Outlet Store Stock Service events at an ORDC performed by Service Provider and its Representatives.

•	ORDC KPIs Out of Bounds. Issues at the individual ORDC level will be handled as follows:

•	If, for a particular ORDC, the average Cycle-Time in aggregate for all orders for a Division at such ORDC exceeds the above KPI for any reason other than those outside Service Provider’s reasonable control (e.g., parts on backorder or no longer available), during any 30 day measurement period, then Service Provider will use commercially reasonable efforts to seek to, within the next 30 day measurement period, bring such KPI back within the thresholds set forth above using it existing resources. Service Provider will inform SHO of the steps Service Provider is taking to bring such KPI back in bounds during the MBR.

•	SHO may, in writing to Service Provider, identify potential technicians and if SHO does so, Service Provider will consider retaining them (as either associates or third party contractors); if such individual meets Service Providers standards for such technicians

End of ORDC Store Stock Services KPIs

1

Carry-In Services KPI

Division	Metric	Threshold*
All	Carry-In Cycle-Time	14.0 days

“Carry-in Cycle Time” is defined as the number of days beginning with the day the service order is created in the system and ending on the day the product is physically received at the original shipping store or shipped, via a commercially reasonable method, directly back to the customer by Service Provider.

* The above KPI measurement will exclude any order: (1) where SHO did not comply with this Appendix and/or any processes mutually agreed to by the parties (e.g., for order entry, product or part management), and (2) for paid orders (i.e., orders that are out of warranty and not covered by a Protection Agreement issued by Service Provider or its Affiliates). In addition, the Carry-In Cycle-Time measurement will exclude all time the repair is delayed associated with: (x) seeking customer approval of estimate for additional work, and (y) collection of additional monies, including collect calls.

•	Measurement. Service Provider will track the above Carry-In Services KPI and provide an outlier report monthly for the Parties review during the MBR. KPI will be tracked for all Carry-In Service events performed by Service Provider and its Representatives.

•	Individual Customer Response. Customers that experience a Carry-In Cycle-Time in excess of the KPI above will be addressed by Service Provider using a customer management process as outlined below. Service Provider, in its sole discretion, may alter this process from time to time, but any changes made by Service Provider will be no less favorable than Service Provider provides in the majority of its other carry-in service events. Service Provider will review with SHO any such changes in advance of their implementation in connection with orders received under this Agreement.

1.	Contact customer to validate product is still in system and being repaired.

2.	Provide estimate of return date of the repaired product

3.	Determine if a concession is necessary for the customer (PA extension or offer gift card, etc.)

4.	If needed, a concession may be up to and including replacement of product.

5.	For Protection Agreements, Service Provider’ current process is as follows: Service Provider may change this process, in its sole discretion, so long as purchases of Protection Agreements are treated no less favorably (in aggregate) than other purchasers of SPC protection agreements (subject to any difference in the protection offered under the written terms of such agreements):

•	Inform PA customers of process for service promise reimbursement process, including offering:

•	Allowance up to $50 for rental or other services (e.g. laundromat, grass cutting) until repair is completed;

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•	Applicable Food Loss provision;

•	$50 gift card; or

•	Replace the Product

•	Concessions for Products subject to a third party warranty where the Service is provided by Service Provider will depend upon Service Provider and/or SHO’s arrangement with the issuer of the warranty.

End of Carry-In Service KPIs

End of Attachment

2

Attachment II

(Permissible KCD Repairs)

1. All Products.

(a) Cosmetic clean-up and repair. Cosmetic clean-up and repair, for example disinfecting, scratch repair, paint/touch-up, replacement of: filters, crisper bins, shelves, racks, bins, grill grates, and drip pans, and general adjustments and alignments); provided in each, that they either: (a) do not require the use of any tools; or (b) do not involve the replacement of any part (collectively “Cosmetic Fixes”);

(b) Limited Part Replacement. Replacement of screws, fasteners, clamps, spacers, clips, non-functional trim, end caps and cabinet panels (front, back, sides); but expressly excluding refrigerator doors, control panels and any structural or functional items (e.g., washer lids, touch screens) (collectively “Limited Fixes”, together with Cosmetic Fixes, “Non-Mechanical Repairs”).

2. Out of Scope Products. Game table and furniture repair are out of scope and SHO make any and all repairs of these products.

3. Product Specific Repairs. In addition, SHO can perform the following specified repairs for the identified product:

Tractors and Mowers

•	Replace worn blades

•	Check Tire Pressure add/remove air in tires

•	Level Deck

•	Use Gas Test Strips to verify Good Gas (volatility) low water content

•	Check clean battery / replace battery

•	Check for Blown Fuse and replace

•	Replace air filter if restricting air flow

•	Add / check oil level

•	Verify spark plug connection and replace plugs

•	Change light bulbs (but not LEDs integrated into the Product (or another part))

•	Visually inspect for missing items

•	Clean debris / louvers

•	Paint/touch up

•	Cushion Seat seams (hair dryer get rid of seams)

•	Voltage check on batteries

•	Seat safety switch connection

•	Adjust and replace gauge wheels

•	Clean Engine screen

•	Replace air cleaner

•	Make sure the steering plate is clean

•	Replace tires and wheels

•	Replace knobs

•	Replace handles

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•	Replace non-functional body parts (e.g. hoods, fenders)

•	Replace caps (e.g. gas)

•	Replace oil dip sticks

Snow Blowers

•	Adjust skid shoes

•	Adjust 4 way joy stick

•	Replace sheer pins

•	Adjust auger cable

•	Adjust drive cable

•	Replace knobs

•	Replace handles

•	Check Tire Pressure add/remove air in tires

•	Use Gas Test Strips to verify Good Gas (volatility) low water content

•	Check clean battery / replace battery

•	Check for Blown Fuse and replace

•	Add / check oil level

•	Verify spark plug connection and replace plugs

•	Change light bulbs (but not LEDs integrated into the Product (or another part))

•	Clean debris / louvers

•	Paint/touch up

•	Voltage check on batteries

•	Replace air cleaner

•	Replace tires and wheels

•	Replace oil dip stick

•	Replace caps (e.g. gas)

Refrigeration Tasks

•	clean condenser

•	replace back cover

•	Replace feet/legs

•	replace handle

•	replace ice dispenser bucket assembly if broken

•	replace light bulb (but not LEDs integrated into the Product (or another part))

•	replace shelves, bins, or baskets

•	replace toe panel/kick plate

•	replace water filter

•	replace control knobs

•	Replace power cords

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Cooking:

•	Replace oven light bulb (but not LEDs integrated into the Product (or another part))

•	Replace oven light bulb cover

•	Replace back panel

•	Replace drip pans

•	Replace legs/feet

•	Replace surface burner cap (if no tools required).

•	Replace surface burner heads exterior to cooktop (if no tools required) but excludes burners that: (i) are built-in to cooktop, (ii) are positioned below the cooktop, or (iii) require tools for replacement.

•	Replace burner grates

•	Replace oven racks

•	Repair or replace non warmer drawers

•	Replace surface open coil elements (plug in only not wired in)

•	Replace surface burner and oven knobs

•	Clean cooktops

•	Clean stainless steel

•	Test oven temperature

•	Replace knobs

•	Replace handles

•	Replace power cords

Microwaves

•	Replace missing shelves (no tools required)

•	Replace missing glass tray and ring assembly (no tools required)

•	Replace knobs

•	Replace handles

•	Replace feet/legs

•	Replace power cords

Division 22 Dishwashers

•	Casters/Wheels/Feet Adjust Replace

•	Toe Panel Repair/Replace

•	Filter Clean/Replace

•	Upper/Middle/Lower spray arm Adjust/Replace

•	Dish racks Repair/Replace

•	Rack Slide/Rollers Repair/Replace

•	Buttons/Knob, Replace

•	Utensil/Silverware Basket Replace

•	Rinse Aid Cap Replace

•	Light Replace (but not LEDs integrated into the Product (or another part))

•	Drain Hose Repair/Replace

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•	Replace knobs

•	Replace handles

•	Replace detergent dispensers

•	Replace power cords

Division 26 Dryers

•	Bulbs Replacement (but not LEDs integrated into the Product (or another part))

•	Leveling Legs, Repair/Replace

•	Knob Replace

•	Door/Lid Adjust/Replace

•	Trim Repair/Replace

•	Handle Repair/Replace

•	Caster Repair/Replace

•	End Caps, Console

•	Lint Screen Replace

•	Drying Rack Replace

•	Lens Light Cover Replace

•	Replace feet/legs

•	Replace power cords

•	Replace doors

•	Replace vents

Division 26 Washers

•	Bulbs Replacement (but not LEDs integrated into the Product (or another part))

•	Leveling Legs, Repair/Replace

•	Knob Replace

•	Door/Lid Adjust/Replace

•	Dispenser Drawer Repair/Replace

•	Trim Repair/Replace

•	Drain Hose Repair/Replace

•	Pump, Clean/Adjust

•	Fill Hoses Hot/Cold

•	Handle Repair/Replace

•	Caster Repair/Replace

•	End Caps, Console

•	Replace shipping pins on front load washers

•	Replace handles

•	Replace power cords

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Division 6 Exercising Equipment

Treadmills:

•	Inspect all nuts and screws

•	Inspect overall operation

•	Lubricate all pivot points and wheels

•	Engineering modes checks (display, Hardware, Switch tests)

•	Adjust Belt tension

•	Running Belt direction

•	Adding wax to the deck

•	Leveling

•	Replace knobs

•	Replace handles

•	Replace feet/legs

•	Replace power cords

•	Replace non-functional body parts

Elliptical:

•	Inspect all nuts and screws

•	Inspect overall operation

•	Check Belt tension

•	Link Arms Replace

•	Replace Roller wheels

•	Replace Levelers

•	Lubrication all pivot points

•	Replace knobs

•	Replace handles

•	Replace fee/legs

•	Replace non-functional body parts

•	Replace power cords

Bikes / cycles:

•	Inspect all nuts and screws

•	Inspect overall operation

•	Drive belt, idler adjustments

•	Replace knobs

•	Replace handles

•	Replace feet/legs

•	Replace seats

•	Replace non-functional body parts

•	Replace power cords

End of Attachment

5

Attachment III

Carry-In Services

Initial Customer Fees

Category	Total Charges (Includes parts and shipping and handling)
Large lawn and garden repair	$169.99
Mower repair	$139.99
Small lawn and garden repair	$129.99
Non-lawn and garden repair	$130.00
Misc.	To Be Priced As Needed
Carry-In Diagnostic Fee	$50

End of Attachment

1

Attachment IV

(SHO ORDC Technicians and Repair History)

ORDC	Repairs of Products Not Subject to a Seller Mark During Previous 12 Months (e.g., GE)	Repairs of Products Subject to a Seller Mark (e.g., KCD) During Previous 12 Months	Total Technicians (level 3)	Available Technicians (level 3)
04052	3123	697	10	2
04604	300	360	2	1
04616	495	1157	3	2
07238	406	248	2	1
07405	541	276	5	2
07417	918	366	4	1
07428	1610	918	10	3
07508	1307	688	5	2
07568	670	436	8	4
07820	1925	677	8	2
07875	750	418	2	1
09200	1564	498	8	2
09240	3778	891	5	1
09250	1231	640	8	3
09251	1349	797	8	3
09379	328	133	4	1
09401	1159	548	7	2
09449	1206	493	7	2
09688	577	271	5	2
09889	471	133	8	3
09947	1178	351	8	3
04612	819	498	5	2

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Appendix 1.01-C

Supply Chain Services

Services under this Appendix 1.01-C (this “Appendix”) will be provided by SHMC through itself and its Affiliates (each, a “Service Provider”) and its/their Representatives. SHMC will cause the Service Providers to perform the obligations set forth below. References to: (x) “SHO” below include SHO’s Affiliates, (y) “stores” includes stores owned or operated by SHO, its Affiliates or “SHO Authorized Sellers” (collectively, “SHO Stores”), and (z) “Customers” means customers of SHO, its Affiliates or SHO Authorized Sellers. SHO shall cause each of its Affiliates and SHO Authorized Sellers to perform SHO’s obligations set forth below.

For purposes of this Appendix “Products” means the “Products” purchased by SHO and its Affiliates under the Merchandise Agreement (as defined therein the “Sears Provided Products”), and also includes merchandise purchased by SHO from parties other than Service Provider and its Affiliates (the “SHO Provided Products”) for which Service Provider provides Supply Chain Services. For clarity, the parties acknowledge that SHO Provided Products includes Buyer-Unique Products, Buyer-Direct Merchandise and all merchandise purchased under a purchase order issued by SHO and its Affiliates. The parties agree that the Merchandise Agreement and this Supply Chain Services Appendix are integrally related and that neither party would have entered into this Appendix or the Merchandise Agreement individually.

1. WAREHOUSING AND DISTRIBUTION SERVICES.

(a) Service Provider’s Appointment.

(i) Appointment. Except as otherwise expressly stated herein and subject to SHO’s right to discontinue Services as provided for in the Services Agreement, SHO appoints Service Provider during the Supply Chain Services Period for SHO, its Affiliates and each SHO Authorized Seller, as their sole and exclusive service contractor (with only the exceptions expressly set forth in Attachment I hereto (Exceptions to Supply Chain Services)) to transport and warehouse Products (the “Supply Chain Services”) as set forth in this Appendix, including Attachment II (Supply Chain Service Description).

(ii) Limitations on Service Provider’s Services. Notwithstanding any other provision of this Agreement, Service Provider may, in its sole discretion, decline to perform any transportation, warehousing or other supply chain service not expressly set forth herein at the charges set forth herein that Service Provider does not provide for its own Affiliates. In addition, Service Provider may decline to provide any Supply Chain Services which, using commercially reasonable efforts, is unable to perform (or is unable to perform at a commercially reasonable cost), including for Products for which Service Provider does not normally provide supply chain services.

(iii) Service/System Changes. If SHO still desires to receive any service declined by Services Provider under Section 1(a)(ii) (Limitations on Service Provider’s Services), and/or SHO desires any other Service Changes, SHO will submit such request pursuant to Section 1.01E (SHO’s Requests for Services/System Changes) of the Agreement. If the Parties do not agree to an Amendment for Service Provider to provide such new services within 60 days, then SHO may: (A) perform such services itself or retain a third party to provide such services but only if SHO and/or its Representatives do not need access to Service Provider and its Affiliates facilities to perform such services and

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the performance of such services by SHO and/or its Representatives will not interfere with Service Provider’s services hereunder, or (B) terminate all Service Provider services that would be affected by SHO and/or its Representatives performance of such new services and begin (either directly or through a third party) performing such new services on or after the effective date of such SHO termination.

(iv) Audits. SHO will allow Service Provider and its Representatives to conduct audits and examinations of SHO and its Affiliates and SHO Authorized Seller’s operations to confirm SHO’s compliance with this Agreement. Except for audits in connection with governmental investigations, such access will be performed upon reasonable notice and during normal business hours, except as may be required on an emergency basis. SHO, its Affiliates, and SHO Authorized Sellers will provide Service Provider and its Representatives, and any applicable governmental authorities, access to the facilities, systems, books, records and information reasonably necessary to perform the audits described herein.

(b) Service Provider’s Obligations. Service Provider will perform the Supply Chain Services in a workmanlike manner consistent with performance standards prevailing from time to time in the supply chain distribution industry. Service Provider will have the sole and absolute discretion to determine the management and work flow for performing Supply Chain Services, but Service Provider may not favor Service Provider’s other customers (including the Service Provider’s Retail Businesses) over SHO. Service Provider may perform the Distribution Services utilizing third-party contractors at Service Provider’s discretion. Service Provider will be responsible to SHO in accordance with the terms and conditions of this Agreement for Supply Chain Services performed by all third-party contractors including in accordance with this Agreement.

(c) Supply Chain Service Warranties. Service Provider hereby warrants to SHO that all Supply Chain Services performed by Service Provider hereunder shall be performed in a workmanlike manner and shall be free from defects in materials and workmanship for a period of thirty (30) days from the date the Supply Chain Services are performed. If Service Provider is notified during the 30-day warranty period of a claim based on the performance of the Supply Chain Services, then Service Provider will arrange for the necessary remediation to be made promptly without additional charges to SHO. EXCEPT AS PROVIDED IN THIS SECTION, SERVICE PROVIDER MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUPPLY CHAIN SERVICES IT PROVIDES INCLUDING PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER MATTERS. THE ABOVE LIMITED WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED (INCLUDING THOSE SET FORTH IN THE AGREEMENT), AND EXPRESSLY EXCLUDE THE PAYMENT OF SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS, LOST SALES OR ANY OTHER INCIDENTAL OR CONSEQUENTIAL LOSS). Service Provider shall not be liable for any failure or delay in the performance of its obligations due to circumstances beyond Service Providers reasonable control.

(d) Obligations of SHO.

(i) Package Labeling. By tendering a shipment of SHO Provided Products to Service Provider, SHO warrants that such shipment has been prepared to ensure safe ground transportation and has been packaged in accordance with applicable law and customary industry practice. SHO shall require all suppliers of SHO Provided Products to legibly mark each package before tendering the shipment for transportation. SHO shall require all suppliers of SHO Provided Products to adequately protect and package any article that is susceptible to damage by ordinary handling and label and mark it conspicuously to alert Service Provider of the possibility of damage from ordinary handling.

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(ii) Hazardous Materials. SHO shall notify Service Provider of any danger inherent in any shipment of SHO Provided Products (other than Products subject to a Seller Warranty), including whether the shipment is radioactive, flammable, explosive, corrosive, oxidizing, asphyxiating, biohazardous, toxic, pathogenic, reactive, allergenic, or are hazardous under applicable state or federal laws or regulations (each a “Hazardous Condition”). SHO shall indemnify and hold Service Provider harmless from any loss, injury, death or damage, including all expenses and attorneys’ fees arising from such condition of the shipment if the shipment is other than as described and notified by SHO to Service Provider. For Sears Provided Products SHO and Service Provider’s Affiliates will indemnify and hold Service Provider harmless (in proportion to their “Subsidy Pro Rata Share” for such Product category (as that percentage is calculated under the Merchandising Agreement) from any loss, injury, death or damage, including all expenses and attorneys’ fees arising from any Hazardous Condition of Sears Provided Product.

2. SERVICES DESCRIPTIONS.

(a) Acceptance of Products.

(i) Rejection of Non-Conforming Products. In the event that SHO Provided Products tendered for Supply Chain Services do not materially conform to the description contained herein, Service Provider may refuse to accept such goods.

(ii) Change Order. SHO acknowledges that Service Provider may modify the rates scheduled if the product storage, handling or accessorial services requested do not match the Supply Chain Services described in this Appendix; provided, however, that any changes to the rate schedule must be mutually agreed in writing. All changes to the Services described in this Appendix must follow the change process set forth in Section 1.01E. (SHO’s Requests for Services/System Changes) of the Agreement.

(b) Tender for Storage. SHO shall deliver and shall require its suppliers to deliver all SHO Provided Products for storage at the warehouse properly marked and packaged for handling. SHO (or its supplier) shall furnish at or before delivery a manifest showing marks, brands, or sizes to be kept and accounted for separately, and the class of storage and other services desired.

(c) Transfer, Termination of Storage, Removal of Products.

(i) Timing of Instructions. Instructions to transfer Products on the books of the Service Provider are not effective until delivered to and accepted by Service Provider, and all charges up to the time transfer is made are chargeable to the depositor of record. A transfer (the move of goods from one facility to another, e.g., DDC to MDO or DDC to DDC) that involves handling Products is subject to a charge.

(ii) Moving of Products. Service Provider reserves the right to move Products in storage from the warehouse in which they may be stored to any other of its warehouses as necessary to perform the Supply Chain Services.

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(iii) Removal of Products. Service Provider may, upon written notice to the SHO, the depositor of record or any other person known by Service Provider to claim an interest in the SHO Provided Products, require the removal of any particular SHO Provided Products by the end of the next succeeding four-week storage period. Such notice shall be given to the last known place of business or abode of the person to be notified. If SHO Provided Products are not removed before the end of the next succeeding four-week storage period, the Service Provider may assess additional storage charges for the SHO Provided Products. Under no circumstances may Service Provider sell the SHO Provided Products without first obtaining the written consent of SHO. For purposes of clarity, the Parties note, that this Section 2(c)(iii) (Removal of Products) does not give Service Provider the right to partially terminate this Appendix, but instead only allows Service Provider to require the removal of specific SHO Provided Products in Good Faith.

(iv) Removal of Hazardous Materials. If as a result of a quality or condition of the SHO Provided Products of which the Service Provider had no notice at the time of deposit the SHO Provided Products are a hazard to other property or to the warehouse or to persons, the Service Provider shall notify SHO of the quality or condition promptly upon discovering it. Service Provider may take reasonable, good faith steps to protect the safety of people and property that could be affected thereby, including by relocating the SHO Provided Products, and will charge SHO the reasonable costs of such efforts. SHO shall remove any such SHO Provided Products at Service Provider’s request. If SHO fails to remove the Products within a reasonable time after Service Provider’s notice (not to exceed 30 days) Service Provider may dispose of the SHO Provided Products at SHO’s expense.

(v) Additional Storage. Additional storage time that is required due to a refused customer delivery or an extended customer delivery appointment, beyond 14 days from acceptance at Service Provider’s MDO, will result in additional storage charges. Service Provider will send a SHO weekly notice of all Products that have been stored over 7 days.

(d) Handling.

(i) Handling Charges. The fixed handling charge covers the ordinary labor involved in unloading and loading Products, receiving Products at the warehouse door, placing Products in storage, and returning Products to the warehouse door.

(ii) Additional Expenses. Unless otherwise agreed to in writing, additional expenses incurred by the Service Provider in unloading, loading, receiving, or handling of damaged SHO Provided Products from the depositor of record will be charged to SHO; with labor priced at a rate of $50 per hour. These additional handling charges are due and payable on invoicing, unless otherwise agreed to in writing.

(e) Delivery Requirements.

(i) Instructions. No SHO Provided Products shall be shipped out or transferred except upon receipt by the Service Provider of complete written (including electronic) instructions by SHO.

(ii) Delays in Shipping. Service Provider will not be liable for failure or delay in shipping out Products in accordance with SHO’s written instructions because of any event specified in Section 6.12 (Force Majeure) of the Agreement, any seizure under legal process, strikes, lockouts, or civil commotions. In any such event, the Service Provider will not be liable for failure to carry out such instructions and Products remaining in storage will continue to be subject to regular storage charges.

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(f) Special Services.

(i) Labor Rate. Warehouse labor required for services other than ordinary handling (e.g., storage temperature range requirements, stacking limitations, etc.) and storage will be charged to SHO at the special rates specified below or agreed to by the parties per subsection (ii) below. Products will be given ordinary handling by Service Provider unless otherwise agreed to in writing.

(ii) Services Outside Scope. Special services outside of the scope of this Agreement and its Appendices requested by SHO will be subject to Section 1.01E (SHO’s Requests for Services/System Changes).

(iii) Packaging Materials. Dunnage, bracing, packing materials or other special supplies, may be provided to SHO for SHO Provided Products at a cost equal to Service Provider’s cost multiplied by 106.5%, subject to SHO’s prior agreement.

(iv) Off Hour Receipts. By prior arrangement, Products may be received or delivered during other than usual business hours and may be subject to an agreed upon charge.

(v) EDI Reporting. Service Provider has the ability to transmit data via EDI. The standard fields available to be mapped are available by mutual agreement between SHO and Service Provider. Additional programming or integration will be subject to mutual agreement between the parties.

(g) Sears Provided Products. Nothing in this Appendix shall be deemed to alter when Sears Provided Products (as defined above) are deemed sold and delivered to SHO and its Affiliates under the Merchandise Agreement, including when risk of loss for such Products transfers under the Merchandise Agreement.

(h) Web2Store Supply Chain Flow Path. After the Amendment Effective Date, SHO will submit a SHO Request for establishing a flow path for delivery of Products to SHO’s Outlet Stores that are ordered on Sears.com for pick-up in an Outlet Store. SHMC agrees, that notwithstanding Section 1.01 E.(ii) (SHMC Review), SHMC will, in Good Faith, propose an Amendment for implementation of such flow path, as well as any necessary changes to SHMC Systems.

3. ADMINISTRATION OF PRODUCTS SUBJECT TO SUPPLY CHAIN SERVICES.

(a) Liability for Misshipment. If Service Provider negligently misships Products, Service Provider shall pay the reasonable transportation charges incurred to return the misshipped Products to the warehouse and SHO will be entitled to a credit in amount of any charge for re-shipping the goods to the correct destination. Further, if the consignee fails to return the Products, Service Provider’s maximum liability for such loss will be the invoice value of the lost or damaged Products.

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(b) Reconciliation of Inventory Records. If at any time, discrepancies exist between SHO’s records and the physical inventory, Service Provider and SHO shall provide to each other their records of all inventory adjustments from the time of the previous reconciliation to the time of the inventory count in which the discrepancy was found.

(c) Right to Store Products. SHO represents and warrants that SHO: (i) is lawfully possessed of the SHO Provided Products (other than the Buyer-Unique Products which are still possessed by Service Provider or its Affiliates under the Merchandising Agreement) and (ii) has the right and authority to store the SHO Provided Products with Service Provider. All claims, demands, litigation, or suits brought by third parties related to the SHO Provided Products (other than “Seller Claims” under the Merchandise Agreement) shall be deemed to be a “SHO Claim” under Section 5.01 of this Agreement.

(d) Demurrage. Service Provider is not liable for demurrage, detention, or delays in obtaining and loading cars or vehicles for outbound shipments, except to the extent the demurrage, detention or delays are the result of Service Provider’s actions or omissions.

(e) Accurate Information. SHO will provide Service Provider with information concerning the stored Products (other than Products subject to a Seller Warranty) that is accurate and complete in order to allow Service Provider to comply with all laws and regulations concerning the storage, handling and transporting of the stored goods. SHO will indemnify and hold Service Provider harmless from all loss, cost, penalty and expense (including reasonable attorneys’ fees) that Service Provider pays or incurs as a result of SHO failing to fully discharge this obligation.

(f) Documents of Title. Documents of Title, including warehouse receipts, may be issued either in physical or electronic form at the option of the parties.

(g) Claims. The Parties will follow the procedures for handling claims of loss and damage to the Products as set forth below:

(i) Timing of Claims. SHO must follow the process set forth in Attachment II (Supply Chain Service Description) for all overage, shortage and damage claims of SHO Stores. Further, SHO must file any claims for: (A) damage to Products against Service Provider within four (4) months from the incident giving rise to such claim and (B) loss of Products in Service Provider’s possession within four (4) months after SHO learns of the loss. Claims by SHO first filed after those dates are deemed invalid. Claims for alleged overcharge or undercharge (due to other than product damage or loss) must be made by SHO within four (4) months of Service Provider’s invoice.

(ii) Legal Actions. No action may be maintained by SHO or others against Service Provider or its Affiliates for damage or loss to the Products stored unless: (I) the process provided for in (Supply Chain Service Description) and Section 3(g)(i) has been followed, (II) SHO provides timely written notice of its claim in accordance with Section 3(g)(i), and (III) such an action for damage is filed in a court of competent jurisdiction within 18 months after the date of the occurrence giving rise to the claim, or such an action for loss is filed within 18 months after SHO learns of the loss.

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(h) Risk of Loss. The risk of loss to SHO Provided Products will be borne by Service Provider once SHO delivers the Products to Service Provider or Service Provider’s contractor or carrier and Service Providers or Service Provider’s contractor or carrier gains possession and control (as between Service Providers and SHO) of the load. SHO shall work with Service Provider to submit, and at SHO’s request, Service Provider shall submit all claims for damage/loss that occurs during shipment by Service Provider’s shippers; however Service Provider will have no liability for any amount which shipper fails to pay on such claims.

(i) Damage to Products. Service Provider is liable to SHO for any physical loss or damage to SHO Provided Products due to any cause other than by the mere passage of time while in the possession of Service Provider or Service Provider’s contractor. Service Provider shall promptly notify SHO of the loss of any Products in its possession.

(ii) Aggregate Liability. Service Provider’s total aggregate liability to SHO under this Agreement for loss or damage to the SHO Provided Products will be subject to a maximum limit of $2,500,000.

(i) SHO Reviews. Service Provider will allow SHO (but not SHO’s Affiliates nor SHO’s Authorized Sellers) and SHO’s Representatives access to SP Facilities, to perform the specific reviews set forth below. Except for reviews in connection with governmental investigations, such access will be given upon reasonable advance written notice and during normal business hours, except as may be required on an emergency basis. Service Provider and its Affiliates will provide SHO (but not SHO’s Affiliates nor SHO’s Authorized Sellers) and SHO’s Representatives access to the facilities and any information reasonably necessary to perform the following reviews:

•	Reviews by SHO’s lenders (and its lenders’ agents) of SHO Provided Products (excluding Buyer-Unique Products) held at SP Facilities;

•	Reviews by SHO’s external auditors and their agents to perform audits as requested by SHO’s Audit Committee in order for the Audit Committee to meet its obligations in accordance with applicable law.

•	Reviews by SHO external auditors required for compliance with SOX or other Applicable Laws, including access to SHO’s internal auditors to the extent they are participating in such reviews at the direction of SHO’s external auditors; and

•	Reviews of SHO Provided Products (excluding Buyer-Unique Products) which have been damaged or subject to HAZMAT or other regulatory/compliance claims, including stop-sale merchandise, product recalls, and manufacturer shipping/loading compliance issues.

Service Provider may require SHO and its representative to agree to reasonable terms and conditions (re confidentiality, site access, safety and security); prior to giving SHO and its Representatives access to SP Facilities. In addition, Service Provider will allow governmental regulators access to SP Facilities as required by Applicable Law.

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4. TERMINATION OF SERVICES

(a) Exit of a Distribution Center. SHO may not terminate individual Services within a facility (i.e., a service that occurs within that facility, or otherwise at the location, e.g., CRC, LSC, DDC, RRC, MDO) provided by Service Provider, its Affiliates or its/their Representatives (each a “SP Facility”); instead SHO must terminate all Service Provider Supply Chain Services at the SP Facility and all cross dock Supply Chain Services related to that SP Facility. If SHO terminates its use of a SP Facility, there will be no adjustment to the fixed costs set forth herein, unless and until SHO exits all of the Supply Chain Services in the Territory supported by that SP Facility.

(b) Outbound Distribution. SHO may not terminate outbound distribution Supply Chain Services from a SP Facility unless and until SHO has terminated all Supply Chain Services at that SP Facility. Notwithstanding the foregoing, SHO may pick-up Products at an MDO via the MPU functionality as provided below (and subject to the addition fees stated herein).

(c) Partial Termination of a Product Flow Path. SHO may not 1 terminate a portion of the product flow path, for example the delivery of cross docked Products (e.g., picking up Products at the cross dock SP Facility is not permitted); however SHO may terminate inbound delivery to a SP Facility for SHO Provided Product (other than Buyer-Unique Product).

(d) End of Existing Exclusive Service. Subject to the restrictions set forth herein, SHO may terminate the exclusive nature of any Supply Chain Services provider herein upon 90 days prior written notice to Service Provider; provided however, if such termination would require Service Provider to alter any of its remaining Services (including making any changes to SHMC Systems or processes), such changes will be subject to Section 1.01E. (SHO’s Requests for Services/System Changes).

End of Main Body of Appendix

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Attachment I

(Exceptions to Supply Chain Services)

The following are the only logistics, warehousing, transportation, home delivery, haul away and reverse logistic (including, customer return center operations) and other services similar to those set forth in this Appendix that SHO and its Affiliates may, as of the Effective Date, provide for themselves and/or contract with third parties for:

1. Warehousing of “Outlet Products” (as that term is defined in the Merchandising Agreement) and SHO Provided Products at SHO and its Affiliates’ ORDCs.

2. Delivery Services from SHO Stores.

3. For Sears Provided Products and Buyer Unique Products not bearing a Seller Mark, SHO may, upon 30 days prior written notice to Sears (each a “Retention Notice”); elect to retain defective and returned units of such Products; provided that on and after the effective date of each such Retention Notice, SHO shall no longer be entitled to share in defective and returned subsidy for such Products.

4. Delivery of Products to customers from Sears Outlet Stores and : (a) delivery of Products from SearsOutlet.com, (b) delivery of Products stored in the Puerto Rico DC for Puerto Rico Outlet Stores. Absent a mutually agreed to Amendment to this Appendix 1.01-C (Supply Chain Services), the delivery Services set forth in §2(a) and (b) will provided at the existing rates until, July 1, 2016 (the “Outlet Decision Date”) and thereafter will be discontinued; absent a written amendment to this Appendix signed by both parties to the contrary.

5. Delivery of SHO Provided Products directly to SHO Stores, SHO ORDCs and other SHO Facilities (including delivery to SHO ORDCs of distressed and refurbished products that SHO buys from third parties).

End of Attachment I

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Attachment II

(Supply Chain Service Description)

Table I. The following table only applies to Sears Provided Products:

Service or Business Area	Table I - Services for Sears Provided Products	Fees
Transportation

1. International Transportation: Ocean Carriers

•       Service Provider manages the shipment of goods on ocean vessel from foreign port to US destination.

•       If final destination of the shipment is inland US, this service also includes the truck or rail transportation movement and cost to deliver the goods from the US port of arrival to the Distribution Center (DC) destination.

•       Optimize routing to minimize transit times and costs, negotiate contracts with carriers, provide volume forecasts, oversee performance and timely delivery of shipments to deconsolidation centers and distribution centers.

•       Expedites shipments as necessary using alternate transportation modes, carriers and routing.

Transportation Services:

Freight Charges will be passed through to SHO at cost.

Ad Hoc Services $75 per man hour

Freight Cost Allocation:

Service Provider will allocate freight costs to SHO as follows: The total transportation cost of each shipment is allocated to SHO based on the percentage of each SHO destination’s shipping volume to the total volume shipped in that transport.

Rates and costs are subject to change based on rate negotiations with Service Provider’s carriers.

2. Freight Forwarding. Services provided by Forwarders:

•       Service Provider serves as liaison between vendors and ocean carriers to create booking (reservation) for goods to ship on designated vessels.

•       Manages exceptions and obtain approval from Service Provider for shipments outside tolerance

•       Freight Forwarders provide consolidation services overseas to optimize container loading utilization.

•       Forwarder verifies the shipment quantity and provides the Advance Ship Notice (ASN) to alert Service Provider systems of the shipment details

•       Oversees performance, ensuring optimal container loading, timely and accurate data transmissions

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Service or Business Area	Table I - Services for Sears Provided Products	Fees
• Provides shipment tracking tools to Service Provider users • Creates transit matrix which establishes lead time from vendor delivery to store delivery

3. Customs:

•       Brokerage Services: Service Provider provides the services of customs agents who file Customs entry for import merchandise shipments on behalf of SHO, following all of the applicable rules and regulations for US Customs and other Government Agencies to allow goods to enter the commerce of the United States

4. Costs incurred: • Service Provider pays taxes due the US Government, including Duty, Harbor Maintenance Fees, Merchandise Processing Fees, etc. for Sears Provided Products.

5. Other costs incurred for import shipments reported to US Customs:

•       Service Provider pays royalty fees for SHO to have the right to sell goods with a brand or trademark which is owned by another company

•       Service Provider pays commissions due to Buying and Selling agents who have assisted with the purchase of foreign goods, usually a percent of the cost

•       Service Provider declares classification according to the US Harmonized Tariff Schedule for every imported item

•       Service Provider determines the duties owed and establishes costs that must be reported to US Customs

•       Oversight of Customs Broker performance: on time filing, accuracy (including annual audit), and timely clearance

6. Deconsolidation

•       Service Provider provides processes and facilities to break down (“deconsolidate”) large imported shipments into quantities that can be distributed efficiently to the various distribution centers that serve SHO retail locations and then ships them to those distribution facilities. At Service Provider’s Third Party Operated Flow-Through facilities, Service Provider:

•       Takes in ocean containers shipped from multiple countries and use the Inventory Allocations to build outbound loads to inland distribution centers, optimizing US freight costs, acting as deconsolidation and consolidation center

•       Moves full truckloads of merchandise from Deconsolidation center to distribution centers or stores

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

•       Cost includes the facility handling costs as well as domestic transportation cost from Decon center to inland DC

•       Provides direction and forecasts to ensure efficient and timely flow of goods, continuously monitor performance

•       Expedites shipments as necessary by prioritizing cargo, employing alternate transportation modes, carriers and routing

7. Domestic Transportation:

•       Inbound. Service Provider transports vendor freight collect merchandise to the various distribution centers that serve SHO retail locations. As part of this service, Service Provider:

•       Manages all vendor freight collect to DC transportation

•       Establishes vendor routing guides and monitor compliance

•       Dynamically optimizes daily freight movements using the Transportation Management System to determine the least cost flow alternative to meet the specified dates

•       Tracks, traces and expedites individual shipments to meet desired specified business needs

•       Manages claims asserted by or against carriers, such as cargo damage, demurrage, etc.

•       Manages and ensures consistent evaluation of carrier performance

•       Outbound. Service Provider transports goods from its distribution centers to stores. This service includes:

•       Contracting for domestic inbound/ outbound transportation through a sequential combinatorial bid process using historical lane volumes and store clusters. Lanes awards to carriers take into account the least cost alternative that meets the service requirements

•       Managing flow of merchandise from DC to all SHO locations

•       Managing load planning, tracking and tracing of home delivery from Direct Delivery Centers (“DDC”) to store and to Market Delivery Operations (“MDOs”)

•       Establishing store delivery schedules from DC’s to store based on historical volumes.

Note: Effective April 30, 2016:

Inbound Freight and Outbound Freight are charged as set forth in Section 1 (International Transportation: Ocean Carriers) above.

If the percentage of SKUs for SHO Provided Products ever exceeds 5% of the total SKUs sold by SHO, then the Outbound Freight will equal the Service Provider’s cost multiplied the SPP Shipping Upcharge set forth in the Table II below in the Domestic Transportation Section.

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

(a)    SHO will take over all shipments of full truckloads of products to (inbound) and from SHO’s ORDCs (outbound). Service Provider will continue to provide LTL and Parcel shipments inbound and outbound from the ORDCS for a period not to exceed 90 days from the Amendment Effective Date (to provide SHO time to find other carriers). Service Provider will, upon SHO’s written request, provide during such 90 day period a good faith quote for the price at which Service Provider would be willing to continue such LTL and Parcel shipments beyond such 90 day period.

(b)    In addition SHO will take over responsibility for shipment of Outlet Products from Service Providers MDO’s to SHO’s ORDCS provided that SHO: (i) provides Service Provider’s MDO teams with contact info for SHO’s carriers, (ii) SHO agrees to provide requested trailers(s) within 72 hours of Service Provider’s request to SHO’s carriers, and (iii) SHO’s carriers remove their trailers from the MDOs within 48 hours of the MDO’s notice that the trailer is ready for pick-up. If SHO does not comply with the foregoing, Service Provider will have the right to ship the Outlet Products to SHO’s ORDCs, using Service Provider’s own carrier, and SHO will pay the cost of such shipment plus 10%.

8. IT System • System integration for Service Provider’s systems only. • Network security and system access for Service Provider’s systems only.
Inventory Management	See description of services and processes set forth in Appendix 6 of the Merchandising Agreement.	$121,000 for each FTE associate dedicated 100% to serving SHO’s business.
Warehouse Distribution

1. Inbound Receiving

•       Receive Goods and update appropriate systems based on receipt

•       Unload, count and verify

•       Reconcile actual receipts to PO using vendor ASN

•       Update on hand and on order

•       File OS & D’s on behalf of Service Provider

•       Follow standard seal control process

•       Receive Goods and Advance Ship Notices (ASN) directly from a Vendor or customer.

•       Receive replenishment stock Goods as well as flow-through Goods

•       Receive via three inbound modes

See Exhibit 2 and Billing Methodology Language below.

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

•       Drop trailer/ container

•       “Live” unload appointment (minimum 24 hour advance notice)

•       Small package

•       Take delivery of shipments per Service Provider requirements

•       Receiving vendor compliance

•       Pass receipt information to existing Service Provider Vendor Compliance

•       Liquidate and dispose of problem receipt items per Service Provider defined disposition rules

•       Carton inspection

•       Provided as a Special Services as SHO requests

•       Receive goods with priority given to age of trailer on lot and demand for product

•       Receiving documents retention

•       Maintain electronic data for receipt to PO visibility (At least 120 days for RRC; At least 180 days for DDC)

•       Keep hard copy Bills of Lading and Vendor Manifests for period specified by Service Provider

•       Unload and Put-away

•       Unload and put away/ store Service Provider items per recommended handling vendor packaging guidelines and Service Provider current operating processes.

2. Outbound Shipping

•       Fill Customer Orders by shipping on Point of Sale assigned date dependent on inventory availability.

•       Ship Customer orders as priority over store replenishment orders.

•       Receive Orders throughout the day, everyday

•       Fill Replenishment Orders dependent on inventory availability

•       Ship replenishment orders on requested ship date with ability of DCs to pull forward or push out based upon current parameters with Service Provider

•       Ship Layaway orders if SHO elects Layaway when SHO removes ‘layaway pend’ at Point of Sale.

•       Exception Handlings

•       At time of order filling, if item is not available to fulfill a customer order:

•       Customer orders - Service Provider will pick except to backorder

•       Home delivery – electronically notify Home Services/CCN to reschedule/ re-reserve order

•       Back to store – electronically notify Service Provider POS (SCIM)

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

•       RIM orders (store replenishment) – Service Provider will pick except/cancel

•       Replenishment systems will reorder as needed

•       Place fulfilled orders onto outbound trailers

•       Generate an outbound ASN (EDI 856 Electronic Shipping Notice) which matches contents of the trailer to support store receiving process

•       Create a Bill of Lading (“BOL”) which supports the Department of Transportation (DOT) requirements

•       Ship to the stores on regular delivery schedule and communicate any changes/ exceptions to the store

•       DC will provide Seal Control log with each shipment for Loss Prevention verification to ensure trailer integrity. For multi-stop trailers DC Service Provider will provide the number of seals for each stop to ensure integrity between stores.

•       Support current Loss Prevention and Quality Assurance processes

•       Provide shipping services to the 50 US states, District of Columbia, Puerto Rico, Guam and Bermuda.

•       Upon request, SHO will make available for pick-up all pallets provided by Service Provider.

•       For export shipping, Service Provider will ship to selected offshore freight forwarder. SHO is responsible for providing necessary export documentation to their freight forwarder

3. Storage

•       Service Provider will provide the real estate footprint to accommodate DC planned inventory.

•       If SHO misses forecasts which results in exceeding available capacity Service Provider will, at Service Provider’s discretion, obtain additional capacity whether it is storage trailers, short term leased space or 3rd party providers.

•       Capacity available will be based on plan; rate will be dependent on rate addendum. If actual storage is 110% or more in excess of plan, the rate on the storage in excess of the 100% capacity will increase by 20%. Storage will be defined in cubic feet for RRCs and square feet for DDCs. If SHO’s actual use of storage is under plan, storage charges will reflect a reduction in the variable costs. Fixed costs will remain the same.

These charges will be calculated quarterly.
4. Physical Inventory – Ownership: At no point in time will ownership of the inventory be transferred to Service Provider

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

•       Title of Goods

•       Title to Goods and any proceeds of such Goods will remain at all times with the owner and shall not pass to Service Provider under any circumstances.

•       It is agreed that title to such Goods will pass to SHO upon receipt at a Hometown Store or an Outlet store or appropriate SHO facility.

•       Physical Responsibility:

•       Inventory responsibility will not transfer from the owner to Service Provider until Goods are identified and receipted in at point of unloading and confirmed receipts verified.

•       Inventory responsibility will be concluded as product is loaded and confirmed out of the facility via the printing of a trailer bill of lading (“BOL”) by the DC.

•       Inventory Accuracy

•       Processes will be consistent with Service Provider and continue as in past

•       Cycle count program will continue to follow current Service Provider Audit Program

•       Cycle counting will be performed at a rate of 12% (locations) per month for nine consecutive months

•       Conduct an annual Sampling

•       An annual sampling is completed at each Distribution Center in the spring with a % of bins identified in advance which are counted on the designated date by an independent auditing team. Results are compared and verified.

•       Inventory shrink is calculated based on comparison of book (General Ledger) vs. perpetual (DOS). An inventory shrink/gain allowance is in effect with Service Provider and current process will remain in place. Service Provider is not liable to SHO for inventory shrink/gain.

5. Special Services

•       Subject to the limitations in the right hand column, requests from SHO for the Special Services which are not part of Service Provider’s base Receiving, Order Filling or Shipping will be handled via a Special Project Request at Special Project rate.

•       All Special Project Requests will be handled through Service Provider assigned Manager of Supply Chain Operations for Hometown and Hardware Stores and through the Service Provider Director of Return Logistics for Outlet Stores.

For Special Services, $50 per hour (unless a separate rate is negotiated by the Parties and agreed to in advance and in writing). All ongoing changes to Services and incidents which

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

•       Special Requests are defined as not normal day to day business of receiving, order filling and shipping which may include but are not limited to:

•       Product/ carton Inspection

•       Out of area shipping

•       Vendor or item specific on hand verification

•       QA Issues like product re-labeling, re-ticketing, re-cartoning etc.

•       On demand cycle counts

•       Stop Sale and/or Stop Shipping (lock bins)

•       Full Truckload special off-site store sales

•       Store Openings

•       Store Closings

•       Planned

•       Unplanned

•       Other services not specified in this Appendix.

are reasonably expected to exceed $50,000 shall be not be performed as Special Services but instead will be subject to Section 1.01E (“SHO’s Requests for Services/System Changes) of the Agreement.

6. Disposition of Unsalable, Defective and Obsolete Goods

•       Process DC returns to Vendor via RA/RGI procedures (Return Authorization/Return Goods Invoice)

•       Provide liquidation service (sell to salvager, destroy/deface and dispose) per Service Provider direction

•       Manage the liquidation of damaged merchandise (assigned to damage bin) per Service Provider guidelines

•       Service Provider manages store liquidation recoveries such as ‘Craftsman Tool Returns’ and Store RA/RGI flowing via its reverse logistics network.

7. Facility Operations

•       Description of the facilities available to SHO and Facility hours of operations

•       These services are performed from network of approximately 34 distribution facilities in the U.S.

•       Facilities operate year round with the exception of Holidays as per Service Provider’s standard operating procedures.

•       Access to facilities will be accommodated in accordance with Service Provider’s standard operating procedures

8. Logistics Administrative Services

•       Customer Service

•       Service Provider will assign a Manager of Supply Chain Operations (MSCO) to act as single point of contact for SHO. The following services are included:

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

•       Works with business on new initiatives and defining new requirements

•       Provides escalation support for day to day activities

•       Logistics Planning as described below.

•       Expedited Shipments (Inbound & Outbound)

•       Inventory Transfers

•       QA Issues, such as product re-labeling

•       Product Inspection

•       Vendor or item specific on hand verification

•       Out of area shipping

•       Vendor Support

•       Facilitate Vendor Returns

•       Support initial and seasonal sets, and new product launches

•       Participate in early planning sessions with Business

•       Assist in flow path decisions

•       Communicate volume and timing to Transportation/DC prior to product flowing

•       Act as conduit within the Supply Chain network

•       Identify cost/service impacts for business initiatives

Note: Vendor Inbound Shipment/ Tracking services are performed between order entry inventory management and transportation

•       Store Support Department (“SSD”)

•       Provide a single national contact phone # of the servicing distribution center - the SSD

•       Provide a load quality survey with every shipment to allow stores to provide electronic feedback to the Distribution Centers

•       Work on behalf of store:

•       For claims – Overs/Shorts/Damages (OS & Ds)

•       Trailer damage to property

•       Transportation Management Visibility (OTM)

•       Provide a Website link for stores to see their truck delivery time and current shipment planned ETA and summary of contents

•       DC/Store Support

•       Review specific business requirements with Managers of Supply Chain Operations and translate into a prioritized action plan for Logistics Services, Inventory Management, Transportation and Distribution Centers

•       Coordinate resolution with Corporate SHMC/SHO businesses for DC service issues

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

•       Provide corporate project management and process directions to the Distribution Centers

•       Develop and document business function operating policies

•       Assist with the development and implementation of strategic planning

•       Work with operations teams to determine optimal product placement and handling strategies

•       Manage and perform any special requests as required within the network

•       Execute Network Realignments as needed; communicate with various stakeholders; monitor so that necessary tasks are completed at correct times.

•       Approve all ‘Reverse Flow’ (store back to DC) requests; execute properly for each retail format

•       Network Design and Flow Path

•       Provide long term network plan based on the mid to long term corporate initiatives

•       Incorporate SHO stores (both Hometown and Outlet) into Network Planning Models for alignment to the Distribution Centers while keeping Home Delivery dependencies intact

•       Work on four-walls continuous improvement projects by simulating and mathematically modeling DC Operations

•       Work with Supply Chain Finance and Industrial Engineering to establish rates for activities performed

•       Assist SHO with distribution options for new product lines.

•       Conduct Flow Path Analysis of distribution options. Provide feedback for expense and inventory levels. Analysis to be provided under terms of the Billing Methodology.

•       Import vs. Domestic Buy

•       Flow vs. DC Stock

•       Direct to Store vs. DC Stocking

•       Case Pack vs. Repack

•       Project Management resources

•       Return Logistics (Central Return Centers)

•       Manage all Vendor return and product liquidation processes/ agreements

•       Third Party Warehouse Management

•       Procure and manage 3rd party DC relationships and contracts as needed to meet SHO requirements.

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Service or Business Area	Table I - Services for Sears Provided Products	Fees
• Short-term and long-term project management

9. Logistics for Puerto Rico

•       Provide all logistics support for shipments of Sears Provided Products to and from SHO locations in Puerto Rico

•       Pricing / rates for Supply Chain Services will be consistent with Service Provider rates for Service Provider’s Affiliates’ location in Puerto Rico

•       Any rate changes will be reviewed with SHO 90 days prior to implementation.

•       Provide all logistics support for the delivery of Sears Provided Products to Customers sold via Home Delivery, on an “as needed” basis.

•       Provide all logistics support necessary to complete store or customer generated RORs, on an “as needed” basis

•       ROR process in Puerto Rico, including transfer rates, will be consistent with Service Provider mainland processes and rates for Sears Provided Products

10. Home Delivery for Puerto Rico (Puerto Rico Warehouse)

•       Delivery services to customer’s homes in Puerto Rico market (excluding Outlet) unless otherwise agreed upon as a ‘Hybrid’ delivery market (same as mainland Home Delivery services).

•       Haul away of existing customer product (s) (as applicable)

•       Basic hook-up / overview of product in the customer home will be offered (as applicable)

•       Fly by and Fly Back

•       Pick up customer sold product at the store for delivery which is an additional stop charge expense.

•       Provide merchandise pick-up (MPU) from warehouse for customer orders

•       ROR’s (Record of Return)

•       ROR process in Puerto Rico will be consistent with Service Provider mainland processes and rates for SHO Provided Products.

11. Outlet store scope with Service Provider Central Return Centers:

Service Provider (through its Central Return Centers) will deliver Outlet Products to SHO’s Outlet Stores. “Outlet Products” (non-hazardous) means DRM, MOS and other Outlet Products sold to SHO as defined in the Merchandise Agreement.

Perform facility management and data processing services for SHO at the CRC Facilities.

1.      Acceptance of Outlet Products: Receive and verify receipt of all Outlet Products and scan or enter product information into the data processing system.

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

2.      Loading and Handling: Direct the loading of the Outlet Products so as to promote safety of the Outlet Products in transit and ease of handling in delivery. Service Provider shall mark, stencil, apply bill of lading information (as applicable) and segregate all Outlet Products and shall block, brace and/or gate the containers, trailers or trucks as appropriate.

3.      Shipping Schedules and Load Factors: Adhere to the shipping and departure schedules mutually agreed upon by Service Provider and SHO. SHO agrees to provide shipment destination information on each completed load within 2 business days of being notified that the load is ready for shipping.

4.      Service Provider Transportation: Maintain shipping schedules while achieving an acceptable load factor, in cooperation with Service Provider Carrier Management on all truckload shipments.

5.      Documentation: Prepare and maintain bills of lading and other shipping documents. Bills of lading and other shipping documents shall be made available to carriers at the scheduled shipping or departure times, in a form that facilitates the receipt of Outlet Products at the designated receiving location and the filing of claims by SHO or its vendors against carriers for Outlet Products lost or damaged in transit, if necessary.

Compliance
Global Compliance

For Sears Holdings Provided Products, SHMC will monitor and enforce compliance by vendors and manufacturers with applicable local law, SHLD internal standards, and other SHLD social compliance requirements with respect to child labor, wages, hours, benefits, pay, discrimination, harassment, environment, and health, and safety. To the extent SHO or its Affiliates may sell any products that are labeled or marketed under an SHLD-owned brand, SHO agrees to perform its own factory audits for these products through a third party, at SHO’s own cost, and a program approved by SHLD, and will provide the results of those audits to SHLD.

No charge
Product Safety	For Sears Provided Products, SHMC will provide routine notifications of stop sale/recall information for Product bearing a Seller Mark (as that term is defined in the Merchandising Agreement).	No Additional Charge

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

BILLING METHODOLOGY

1.      Logistics Billing Methodology

•       Variable handling billing

•       Rates for the RRCs are by flow path and by product size (Small, Medium, Large and Extra Large). Each Div-Line is placed into a size group at the beginning of the year based on prior year’s average inbound carton cube for that Div-Line.

•       Rates for the DDCs are by flow path and division.

•       SHO will be billed based on disbursement volume out of the distribution centers.

•       Fixed handling billing

•       Fixed Handling represents the portion of logistics cost that does not vary with volume and that is not related to storing merchandise.

•       SHO will be charged the fixed rates set forth in Exhibit 2.

•       Storage billing

•       Cost is based on usage of DC inventory space.

•       SHO will be billed based on cubic feet of RRC inventory space and square feet of DDC inventory space.

•       Cubic/Square foot space usage is allocated to SHO based on the % of total division level volume attributed to the business.

There are, as of the Effective Date, no charges for RDC services to SHO. SHO will be charged variable handling rates for RDC services for merchandise shipped directly from an RDC to a SHO store, if that service is requested.

Storage and Handling Rates by Flow Path are listed in Exhibit 2- Logistics Rates.

2.      CRC Handling and Transportation

•       CRC handling services are billed on a per scan basis.

•       Transportation rates are based on the average size of the item. SHO is assigned a rate based on the average cube per selling unit.

•       Salvage revenue is derived from recovery of salvageable merchandise. Rate is set in accordance with Service Provider’s agreement with third party(ies).

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

3.      Billing of Overhead Expenses

•       SHO will be billed for other Logistics Overhead expenses based on the percentage of total DC handling expenses (fixed and variable) attributed to SHO. Other Overhead Expenses are defined as Supply Chain Management overhead minus Inventory Management, Space Management and Global Sourcing.

4.      DC Markdowns

•       DC Markdowns include inbound damage, price change markdowns, price protection subsidy, and damage caused during storage and handling at the DC.

•       Service Provider will allocate DC Markdowns to SHO as follows, consistent with the parties’ past practices:

•       Each fiscal month, Service Provider will determine DC Markdowns entered by merchandise division from SHMC’s Essbase system data.

•       Based on SPRS data, Service Provider will determine the allocation of DC Markdowns for the fiscal month by merchandise division and by format (internet, Auto Center, Contract Sales, Hometown Store, etc.)

•       Using the allocation determined from SPRS data above, the total of DC Markdowns determined by Essbase will be allocated to SHO.

5.      Special Projects

•       Special requests for non-standard services, such as re-ticketing or re-cartoning, will be charged to SHO on a per project basis.

•       Amount of the charge will be equal to the number of hours worked on the project multiplied by $50 (the hourly special project rate); unless a different rate is agreed to as provided for herein.

•       The project must be pre-approved by submitting the Special Project request form. SHO should contact its MSCO if it requires a Special Project.

•       All ongoing changes to Services and incidents which are reasonably expected to exceed $50,000 shall be not be performed as Special Services but instead will be subject to Section 1.01E (SHO’s Requests for Services/System Changes ) of the Agreement.

6.      Third Party Warehouse Management.

Third Party rates and billing will be agreed upon by SHO, Service Provider and the Third Party where Third Party services are determined by SHO and Service Provider to be the best option.

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Service or Business Area	Table I - Services for Sears Provided Products	Fees

7. Supply Chain Services charges for Sears Provided Products will be billed monthly and trued-up to the actual expense at the end of each quarter. This will involve a comprehensive review of all Supply Chain Services charges.

8. Puerto Rico Warehousing – No Charge

9. Puerto Rico Home Delivery: SHO will be charged the carrier expense for home deliveries. SHO stores will be billed a percentage of the total MDO monthly carrier expense equal to SHO’s percentage of total home delivery stops completed in Puerto Rico during the month.

CLAIMS

Claims for “OSD” (Over/ Short/Damages) shall be processed with the following guidelines:

1.     All SHO Stores and ORDCS will have 48 business hours from delivery arrival to call in all shortages, overages, or other discrepancies.

2.     All SHO Stores and ORDCS will have 48 business hours from delivery arrival to call in all damages.

3.     All OSD claims shall begin with contacting the SSD at the respective DC facility. If the SSD is not available at the time of the call, the SHO Store representative shall leave a detailed message regarding the OSD, including identifying affected Products.

4.     The SSD department will issue a claim number for each incident.

5.     The SSD will research the claim and determine an appropriate resolution.

Table II. The following table only applies to SHO Provided Products (including Buyer-Unique Products) which are to be sold at the following SHO formats: (a) Sears Hometown Stores, (b) Sears Home Appliance Showrooms, and (c) Sears Hardware Stores. The following Supply Chain Services do not apply to: (x) SHO’s Sears Outlet Stores, and (y) Outlet Products sold to SHO under the Merchandising Agreement.

For all SHO Provided Products (other than Buyer-Unique Products), the following Services, and the related charges will be subject to revision as part of Service Provider’s review and approval of SHO’s proposed Migration Plan for the SHO PO System and its integration with Service Provider Provided Systems pursuant to Section 1.03 (SHO’s Migration Off of Transition Services) of this Agreement. In order for Service Provider to assist SHO under this Appendix with SHO Provided Products (other than Buyer Unique Products) which SHO will be taking ownership of overseas, SHO must: (a) prior to any such Products purchase secure (and maintain for the Supply Chain Period) SHO’s own importer of record number (which number will be used for all SHO Provided Products), and (b) prior to the shipment of such Products, enter into (and maintain for the Supply Chain Period), ocean freight contract(s) with an ocean freight provider who, at the time of such shipment, is providing ocean freight for Service Provider or its Affiliates.

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Service or Business Area	Table II - Services for SHO Provided Products	Fees
New Merchandising Implementations

For Buyer-Unique Products SHO is limited each year to the amount of the Buyer-Unique Product permitted under the Merchandising Agreement. For all SHO Provided Products (including Buyer-Unique Products), the Parties will establish a cap on the amount of SHO Provided Products (the “SPP Cap”) that SHO may store in Service Provider’s and its Affiliates distribution facilities (“DCs”, including DDCs and RRCs) for the balance of the year in which the SHO PO System is implemented, as well as a SKU count plan (each a “SPP SKU Count Plan”) for the Sears Provided Products which would be purchased in accordance with the SPP Cap; provided that Service Provider has agreed to a SPP Cap for 2016 of $ 17 million. For each fiscal year thereafter, SHO must provide by November 30th a formal plan for Service Provider’s approval with the following year estimate of SHO Provided Product SKUs and volumes. After receipt of such estimate, Service Provider will establish a SPP Cap and SPP SKU Count Plan for the following year.

For each new SHO Provided Product

1.     SHO will provide weekly reports to Service Provider listing all SHO Provided Products, by SKU, which SHO desires Service Provider to provide Services for under this Appendix over the next 90 days. For each SKU SHO will list the proposed vendor and whether such SKU has been purchased by Service Provider or its Affiliates from such vendor previously or not.

(i)    The Parties, including respective designees, will meet 2 times each month to review the SHO provided weekly reports and discuss SHO Provided Products SHO desires Service Provider to support under this Appendix. SHO will identify SHO Provided Products to be purchased, vendor of that inventory, and SHO’s desired flow path for such Products.

(ii)   Service Provider is not obligated to support any SHO Provided Products which: (I) in Service Provider’s view would cause the amount of SHO Provided Products to in the future exceed the SPP Cap, or (II) would violate any other restriction in this Agreement, including causing Service Provider to violate any applicable law in the storage, distribution or delivery of such SHO Provided Products.

(iii)  If Service Provider does not have the warehouse space to accommodate SHO’s forecasted needs for SHO Provided Products, Service Provider will promptly notify SHO and if requested by SHO (per Section 1.01E (SHO’s Requests for Services/System Changes) of the Agreement), Service Provider will obtain a proposal for additional warehousing space for those

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

SHO Provided Products.

(iv) New SHO Provided Products onboarding process

(A)   SHO will submit new unique items that require DC stocking to Service Provider following established flow path process:

(1)    Items must be approved under this process before the products are shipped to Service Provider facilities.

(2)    SHO must provide 90 day advance notice regarding SKU additions of more than the greater of: (a) 5% over the original SPP SKU Count Plan for that year, or (b) 25 SKUs over the original SPP SKU Count Plan for that year.

(3)    SHO must provide volume forecast of new SKUs at time of submittal (inbound, outbound, storage as described under forecasting requirements

(4)    If SHO’s change in SKU or flow paths resulting from additions or subtractions of SHO Provided Products and corresponding changes to needs for Sears Provided Products has a significant impact on Service Provider’s productivity costs and/or storage capacity, the parties will need to agree to an adjustment to the costs hereunder and the costs under the Merchandise Agreement (each via an written amendment, subject to the necessary approvals) before Service Provider will be required to purchase, distribute, store and/or sell such SHO Provided Products.

(B)   SHO will identify and communicate a (single point of contact) to work with Service Provider for planning assistance with new product launches seasonal sets, new or closing stores, flow path decisions and operational issues.

(C)   SHO will provide feedback via digital load quality surveys

(D)   SHO will provide competent inventory management to drive inventory productivity and space utilization

(E)   Service Provider reserves right to adjust pricing per flowpath review for non-conforming, home deliverable items (e.g., tractor/shed that needs more assembly).

Transportation

1. International Transportation: Ocean Carriers

•       SHO manages the shipment of goods on ocean vessel from foreign port to US destination using an Ocean Carrier acceptable to Service Provider.

•       If final destination of the shipment is inland US, Service Provider will be responsible for the truck or rail transportation movement and cost to deliver the goods from the US port of arrival to the Distribution Center (DC) destination.

Transportation Services: Freight Charges will be billed to SHO at a rate equal to 106.5% multiplied by Service Provider’s cost.

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       Service Provider will optimize routing to minimize transit times and costs, oversee performance and timely delivery of shipments to deconsolidation centers and distribution centers.

•       SHO will be responsible for providing accurate volume forecasts.

•       Upon SHO request, Service Provider will, at SHO’s sole cost and expense, expedite shipments as necessary using alternate transportation modes, carriers and routing.

Ad Hoc Services

$75 per man hour

Freight Cost Allocation:

Service Provider will allocate freight costs to SHO as follows: The total transportation cost of each shipment is allocated to SHO based on the percentage of each SHO destination’s shipping volume to the total volume shipped in that transport.

2. Freight Forwarding. Services provided by Forwarders:

•       Service Provider serves as liaison between vendors and ocean carriers to create booking (reservation) for goods to ship on designated vessels.

•       Manages exceptions and obtain approval from Service Provider for shipments outside tolerance

•       Freight Forwarders provide consolidation services overseas to optimize container loading utilization.

•       Forwarder verifies the shipment quantity and provides the Advance Ship Notice (ASN) to alert Service Provider systems of the shipment details

•       Oversees performance, ensuring optimal container loading, timely and accurate data transmissions

•       Provides shipment tracking tools to Service Provider users

•       Creates transit matrix which establishes lead time from vendor delivery to store delivery

3. Customs:

Brokerage Services: Service Provider provides the services of customs agents who file Customs entry for import merchandise shipments on behalf of SHO, following all of the applicable rules and regulations for US Customs and other Government Agencies to allow goods to enter the commerce of the United States

4. Costs incurred:

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       SHO pays taxes due the US Government, including Duty, Harbor Maintenance Fees, Merchandise Processing Fees, etc. for Sears Provided Products.

•       Service Provider pays the fees for Customs Broker services (the “Broker Charges”) for Sears Provided Products and SHO will pay Service Provider 106.5% times the Broker Charges.

5. Other costs incurred for import shipments reported to US Customs:

•       SHO pays royalty fees for SHO to have the right to sell goods with a brand or trademark which is owned by another company

•       SHO pays commissions due to Buying and Selling agents who have assisted with the purchase of foreign goods, usually a percent of the cost

•       SHO declares classification according to the US Harmonized Tariff Schedule for every imported item

•       SHO determines the duties owed and establishes costs that must be reported to US Customs

Service Provider provides oversight of Customs Broker performance: on time filing, accuracy (including annual audit), and timely clearance

6. Deconsolidation

•       Service Provider provides processes and facilities to break down (“deconsolidate”) large imported shipments into quantities that can be distributed efficiently to the various distribution centers that serve SHO retail locations and then ships them to those distribution facilities. At Service Provider’s Third Party Operated Flow-Through facilities, Service Provider:

•       Takes in ocean containers shipped from multiple countries and use the Inventory Allocations to build outbound loads to inland distribution centers, optimizing US freight costs, acting as deconsolidation and consolidation center

•       Moves full truckloads of merchandise from Deconsolidation center to distribution centers or stores

•       Cost includes the facility handling costs as well as domestic transportation cost from Decon center to inland DC

•       Provides direction and forecasts to ensure efficient and timely flow of goods, continuously monitor performance

Expedites shipments as necessary by prioritizing cargo, employing alternate transportation modes, carriers and routing

Deconsolidation Services will be billed to SHO at a rate equal to 106.5% multiplied by Service Provider’s cost.

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

7. Domestic Transportation:

•       Inbound. Service Provider transports vendor freight collect merchandise to the various distribution centers that serve SHO retail locations. As part of this service, Service Provider:

•       Manages all vendor freight collect to DC transportation

•       Establishes vendor routing guides and monitor compliance

•       Dynamically optimizes daily freight movements using the Transportation Management System to determine the least cost flow alternative to meet the specified dates

•       Tracks, traces and expedites individual shipments to meet desired specified business needs

•       Manages claims asserted by or against carriers, such as cargo damage, demurrage, etc.

•       Manages and ensures consistent evaluation of carrier performance

•       Outbound. Service Provider transports goods from its distribution centers to stores. This service includes:

•       Contracting for domestic inbound/ outbound transportation through a sequential combinatorial bid process using historical lane volumes and store clusters. Lanes awards to carriers take into account the least cost alternative that meets the service requirements

•       Managing flow of merchandise from DC to all SHO locations

•       Managing load planning, tracking and tracing of home delivery from Direct Delivery Centers (“DDC”) to store and to Market Delivery Operations (“MDOs”)

•       Establishing store delivery schedules from DC’s to store based on historical volumes.

Note: Effective April 30, 2016:

(a) SHO will take over all shipments of full truckloads of products to (inbound) and from SHO’s ORDCs (outbound). Service Provider will continue to provide LTL and Parcel shipments inbound and outbound from the ORDCS for a period not to exceed 90 days from the Amendment Effective Date (to provide SHO time to find other carriers). Service Provider will, upon SHO’s written request, provide during such 90 day period a good faith quote for the price at which Service Provider would be willing to continue such LTL and Parcel shipments beyond such 90 day period.

(b) In addition SHO will take over responsibility for shipment of Outlet Products from Service Providers MDO’s to SHO’s ORDCS provided that SHO: (i) provides Service Provider’s MDO teams with contact info for SHO’s

Inbound Freight is charged as set forth in Section 1 (International Transportation: Ocean Carriers) above.

Outbound Freight will be charged at amount equal to the Service Provider’s cost multiplied by the SPP Shipping Upcharge (as determined below.

If the percentage of SKUs for SHO Provided Products ever exceeds 5% of the total SKUs sold by SHO (i.e., SHO Provided Product SKUs and Sears Provided Product SKUs) (the “SHO SKU %”), then the Outbound Freight will equal the Service Provider’s cost multiplied the SPP Shipping Upcharge set forth in the following table:

		SHO SKU %	SPP Shipping Upcharge
		< 5%	N/A
		5% < 10%	1.0075
		10% < 20%	1.0150
		20% < 30%	1.0225
		30% < 40%	1.0300
		40% < 50%	1.0375
		50% < 60%	1.0450
		60% < 70%	1.0525
		70% < 80%	1.0600
		80% < 90%	1.0675
		90% to 100%	1.0750

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

carriers, (ii) SHO agrees to provide requested trailers(s) within 72 hours of Service Provider’s request to SHO’s carriers, and (iii) SHO’s carriers remove their trailers from the MDOs within 48 hours of the MDO’s notice that the trailer is ready for pick-up. If SHO does not comply with the foregoing, Service Provider will have the right to ship the Outlet Products to SHO’s ORDCs, using Service Provider’s own carrier, and SHO will pay the cost of such shipment plus 10%.

The SPP Shipping Upcharge will be determined at the end of each Service Provider fiscal quarter, and the new SPP Shipping Upcharge, if any, will be applied to the following fiscal quarter.

For example, if in the 4th fiscal quarter of 2018, the SHO SKU % went from 4% to 10%, the SHO would, at the start of the 1st fiscal quarter for 2019 begin paying a SPP Shipping Upcharge of 1.0150 (e.g., if the Outbound Freight cost for a shipment was $80, SHO would pay $81.20 for each delivery (regardless of whether the Product was a Sears Provided Product or a SHO Provided Product).

Warehouse Distribution

1.      Inbound Receiving

•       Receive Goods on behalf of SHO and update appropriate systems based on receipt

•       Unload, count and verify

•       Reconcile actual receipts to PO using vendor ASN

•       Update on hand and on order

•       File OSD claims on behalf of SHO

•       Follow standard seal control process

•       The existing Service does not include special receipt and warehousing treatment (e.g., locked cages) for high-value goods (e.g., jewelry, premium priced home appliances or home electronics). If SHO desires such Services, they will be subject to Section 1.01E (SHO’s Requests for Services/System Changes) of the Agreement.

•       Receive Goods and Advance Ship Notices (ASN) directly from a Vendor or customer.

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       Receive replenishment stock goods as well as flow-through goods

•       Receive via three inbound modes

•       Drop trailer/ container

•       “Live” unload appointment (minimum 24 hour advance notice)

•       Small package

•       Take delivery of shipments per Service Provider requirements

•       Receiving vendor compliance

•       Pass receipt information to existing Service Provider Vendor Compliance for Buyer-Unique Products and to SHO for all other SHO Provided Products.

•       Liquidate and dispose of problem receipt items per SHO defined disposition rules

•       Carton inspection

•       Provided as a Special Services as SHO requests

•       Receive goods with priority given to age of trailer on lot and demand for product

•       Receiving documents retention

•       Maintain electronic data for receipt to PO visibility (At least 120 days for RRC; At least 180 days for DDC)

•       Keep hard copy Bills of Lading and Vendor Manifests for period consistent with what Service Provider does for Sears Provided Products.

•       Unload and Put-away

•       Unload and put away/ store SHO Provided Products items per recommended handling vendor packaging guidelines and Service Provider current operating processes.

2. Outbound Shipping

•       Fill Customer Orders by shipping on Point of Sale assigned date dependent on inventory availability.

•       Ship Customer orders as priority over store replenishment orders.

•       Receive Orders throughout the day, everyday

•       Fill Replenishment Orders dependent on inventory availability

•       Ship replenishment orders on requested ship date with ability of DCs to pull forward or push out based upon current parameters

•       Exception Handlings

•       At time of order filling, if item is not available to fulfill a customer order:

•       Customer orders - Service Provider will pick except to backorder

•       Home delivery – electronically notify Home Services/CCN to reschedule/ re-reserve order

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       Back to store – electronically notify Service Provider POS (SCIM)

•       RIM orders (store replenishment) – Service Provider will pick except/cancel

•       Replenishment systems will reorder as needed

•       Place fulfilled orders onto outbound trailers

•       Generate an outbound ASN (EDI 856 Electronic Shipping Notice) which matches contents of the trailer to support store receiving process

•       Create a Bill of Lading which supports the Department of Transportation (DOT) requirements

•       Ship to the stores on regular delivery schedule and communicate any changes/ exceptions to the store

•       DC will provide Seal Control log with each shipment for loss prevention verification to ensure trailer integrity. For multi-stop trailers DC Service Provider will provide the number of seals for each stop to ensure integrity between stores.

•       Support current loss prevention and quality assurance processes

•       Provide shipping services to the 50 US states, District of Columbia, Puerto Rico, Guam and Bermuda.

•       Upon request, SHO will make available for pick-up all pallets provided by Service Provider.

•       For export shipping, Service Provider will ship to selected offshore freight forwarder. SHO is responsible for providing necessary export documentation to their freight forwarder.

3. Inbound Vendor Cross Docking

•       Cross dock cartons by 2 forms:

•       Cross dock inbound Vendor cartons from upstream DCs and move cartons to stores while providing systemic information of contents (JIT, RIM Flow and Central Stocking processes)

•       Cross dock Vendor Direct to Store cartons via servicing RRC (EMP Expedited Merchandise Process)

•       RRC acknowledges the carton ID (no receipt) as arrived at RRC and ships out on next store delivery

•       RRC passes vendor provided information via ASN to store. Store receipt triggers payment to vendor.

•       Move cross dock cartons to stores on next outbound delivery. DCs do not stock cross dock product

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       Support stores that ship directly from Service Provider distribution centers (DDCs and RRCs). HAS (Home Appliance Showrooms) do not have cross dock services (break pack, EMP, JIT, multiple items/multiple stores per carton) available. For HAS Service Provider will continue to support: (a) RRC to MDO to Store flow path, (b) bi-weekly shipments from the RRC of central stock break packs via parcel delivery service (e.g., UPS).

4. Storage

•       Service Provider will provide the real estate footprint to accommodate DC planned inventory.

•       If SHO misses forecasts which results in exceeding available capacity, including space utilized for any pack-away request, Service Provider will, at Service Provider’s discretion, obtain additional capacity whether it is storage trailers, short term leased space or 3rd party providers at additional cost to SHO

•       Capacity available will be based on plan; rate will be dependent on rate addendum. If actual storage is 110% or more to plan, the rate on the storage in excess of the 100% capacity will increase by 20%. Storage will be defined in cubic feet for RRCs and square feet for DDCs.

•       If SHO comes in under planned storage usage, the storage charges will reflect a reduction in the variable costs. Fixed costs will remain the same.

5. Physical Inventory – Ownership: At no point in time will ownership of the inventory be transferred to Service Provider.

•       Title of Goods

•       Title to SHO Provided Products and any proceeds of such Products will remain at all times with SHO and shall not pass to Service Provider under any circumstances.

•       Physical Responsibility:

•       Inventory responsibility will not transfer from SHO to Service Provider until SHO Provided Products are identified and receipted in at point of unloading and confirmed receipts verified.

•       Inventory responsibility will be concluded as product is loaded and confirmed out of the facility via the printing of a trailer BOL by the DC.

•       If Service Provider provides transportation for SHO Provided Products, SHO must file a claim for loss or damage to cargo, in accordance with the Service Provider’s customary process

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•       Inventory Accuracy

•       Processes will be consistent with Service Provider and continue as in past

•       Cycle count program will continue to follow current Service Provider Audit Program

•       Cycle counting will be performed at a rate of 12% (locations) per month for nine consecutive months. After each month, Service Provider will provide SHO with a report of any adjustments to SHO Provided Products that were made in the prior month.

•       Conduct an annual Sampling

•       An annual sampling is completed at each Distribution Center in the spring with a % of bins identified in advance which are counted on the designated date by an independent auditing team. Results are compared and verified.

•       Service Provider is not liable to SHO for inventory shrink/gain; except as expressly set forth in the Billing Section below.

6. Special Services

•       Subject to the limitations in the right hand column, requests from SHO for the Special Services which are not part of Service Provider’s base Receiving, Order Filling or Shipping will be handled via a Special Project Request at Special Project rate.

•       All Special Project Requests will be handled through Service Provider assigned Manager of Supply Chain Operations for Hometown and Hardware Stores and through the Service Provider Director of Return Logistics for Outlet Stores.

•       Special Requests are defined as not normal day to day business of receiving, order filling and shipping which may include but are not limited to:

•       Product/ carton Inspection

•       Out of area shipping

•       Vendor or item specific on hand verification

•       QA Issues like product re-labeling, re-ticketing, re-cartoning etc.

•       On demand cycle counts

•       Stop Sale and/or Stop Shipping (lock bins)

•       Full Truckload special off-site store sales

•       Store Openings

•       Store Closings

•       Planned

For Special Services, $50 per hour (unless a separate rate is negotiated by the Parties and agreed to in advance and in writing).

All ongoing changes to Services and incidents which are reasonably expected to exceed $50,000 shall be not be performed as Special Services but instead will be subject to Section 1.01E (SHO’s Requests for Services/System Changes) of the Agreement.

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• Unplanned • Other services not specified in this Appendix

7. Disposition of Unsalable, Defective and Obsolete Goods

•       Process DC returns to Vendor via RA/RGI procedures (Return Authorization/Return Goods Invoice)

•       Manage the movement of damaged/returned SHO Provided Products (assigned to damage bin) per SHO guidelines or by agreement with_Service Provider; however all such damaged/returned SHO Provided Products must be removed from Service Provider DCs, and other facilities within 30 days; unless otherwise agreed, in advance, and in writing by both Service Provider and SHO.

•       Service Provider manages store liquidation recoveries such as Store RA/RGI flowing via our reverse logistics network.

8. Facility Operations

•       Description of the facilities available to SHO and SP Facilities hours of operations

•       These services are performed from Service Provider’s network of approximately 34 distribution facilities in the U.S.

•       Facilities operate year round with the exception of Holidays as per Service Provider’s standard operating procedures.

•       Access to SP Facilities will be accommodated in accordance with Service Provider’s standard operating procedures

9. Logistics Administrative Services

•       Customer Service

•       Service Provider will assign a Manager of Supply Chain Operations (MSCO) to act as single point of contact for Hometown and Hardware Stores. The following services are included:

•       Works with business on new initiatives and defining new requirements

•       Provides escalation support for day to day activities

•       Logistics Planning as described below.

•    Expedited Shipments (Inbound & Outbound)

•    Inventory Transfers

•    QA Issues, such as product re-labeling

•    Product Inspection

•    Vendor or item specific on hand verification

•    Out of area shipping

•    Vendor Support

•    Facilitate Vendor Returns

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•    Support initial and seasonal sets, and new product launches

•    Participate in early planning sessions with Business

•    Assist in flow path decisions

•    Communicate volume and timing to Transportation/DC prior to product flowing

•    Act as conduit within the Supply Chain network

•    Identify cost/service impacts for business initiatives

Note: Vendor Inbound Shipment/ Tracking services for these types of orders is not provided. Only confirmation of vendor receipts will be provided.

•       SSD

•       Provide a single national contact phone # of the servicing distribution center - SSD

•       Provide a load quality survey with every shipment to allow stores to provide electronic feedback to the Distribution Centers

•       Work on behalf of store:

•       For claims – Overs/Shorts/Damages (OSDs)

•       Trailer damage to property

•       DC/Store Support

•       Review specific business requirements with Managers of Supply Chain Operations and translate into a prioritized action plan for Logistics Services, Inventory Management, Transportation and Distribution Centers

•       Coordinate resolution with Corporate Service Provider/SHO businesses for DC service issues

•       Provide corporate project management and process directions to the Distribution Centers

•       Develop and document business function operating policies

•       Assist with the development and implementation of strategic planning

•       Work with operations teams to determine optimal product placement and handling strategies

•       Manage and perform any special requests as required within the network

•       Execute Network Realignments as needed; communicate with various stakeholders; monitor so that necessary tasks are completed at correct times.

•       Network Design and Flow Path

•       Provide long term network plan based on the mid to long term corporate initiatives

•       Incorporate SHO stores (both Hometown and Outlet) into Network Planning Models for alignment to the Distribution Centers while keeping Home Delivery dependencies intact

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       Work on four-walls continuous improvement projects by simulating and mathematically modeling DC Operations

•       Work with Supply Chain Finance and Industrial Engineering to establish rates for activities performed

•       Assist “SHO” with distribution options for new product lines.

•       Conduct Flow Path Analysis of distribution options. Provide feedback for expense and inventory levels. Analysis to be provided under terms of the Billing Methodology.

•    Import vs. Domestic Buy

•    Flow vs. DC Stock

•    Direct to Store vs. DC Stocking

•    Case Pack vs. Repack

•       Project Management resources

•       Return Logistics (Central Return Centers)

•       Manage all Vendor return and product liquidation processes/ agreements

•       Third Party Warehouse Management

•       Procure and manage 3rd party DC relationships and contracts as needed to meet SHO requirements.

•       Short-term and long-term project management

10. Logistics for Puerto Rico

•       Provide all logistics support for shipments of Sears Provided Products to and from SHO locations in Puerto Rico

•       Any rate changes will be reviewed with SHO 60 days prior to implementation.

•       Provide all logistics support for the delivery of SHO Provided Products to Customers sold via Home Delivery, on an “as needed” basis.

•       Provide all logistics support necessary to complete store or customer generated RORs, on an “as needed” basis

•       ROR process in Puerto Rico, including transfer rates, will be consistent with Service Provider mainland processes and rates for SHO Provided Products

11. Home Delivery for Puerto Rico (Puerto Rico Warehouse)

•       Delivery services to customer’s homes in Puerto Rico market unless otherwise agreed upon as a ‘Hybrid’ delivery market (same as mainland Home Delivery services).

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       Haul away of existing customer product (s) (as applicable)

•       Basic hook-up / overview of product in the customer home will be offered (as applicable)

•       Fly by and Fly Back

•       Pick up customer sold product at the store for delivery which is an additional stop charge expense.

•       Provide merchandise pick-up (MPU) from warehouse for customer orders

•       ROR’s (Record of Return)

•       ROR process in Puerto Rico will be consistent with Service Provider mainland processes and rates.

Social Compliance

For SHO Provided Products (other than Buyer-Unique Products) SHO shall establish (prior to the purchase of SHO Provided Products) and maintain a social compliance program and requirements and ensure that its vendors and factories operate in accordance with it (the “SHO Global Compliance Program”). SHO shall ensure that the requirements of the SHO Global Compliance Program are substantially similar to the Sears Holdings Global Compliance Program requirements for all Products which are sold on a website or at a store using a name licensed from Service Provider or its Affiliates. SHO will provide Service Provider a copy of the SHO Global Compliance Program and its requirements prior to its implementation (for Service Provider’s review and comment), and any future modifications thereto (again for Service Provider’ review and comment). Furthermore, SHO is responsible for ensuring that its vendors comply with all applicable local laws governing issues related to child labor, wages, benefits, working hours, harassment, health and safety and factory security.

Social Compliance Services

SHMC shall perform the following services in factories producing Buyer- Unique Products and upon written request, other SHO Provided Products. For any SHO Provided Products sold on a website or at a store using a name licensed from Service Provider or its Affiliates, SHO must either use Service Provider for the following functions or establish and maintain a substantially similar program prior to such purchase. SHO will provide Service Provider a copy of the SHO social compliance program and its requirements prior to its implementation (for Service Provider’s review and comment), and any future modifications thereto (again for Service Provider’ review and comment).

Fees and Expenses

•    For each required factory audit, SHMC shall directly invoice the SHO vendor for the cost of the audit, in keeping with the current cost structure for SHC vendors and factories.

•    SHO shall pay a $500 fee per audit to cover all additional services rendered by SHMC.

•    Since the pricing to SHO and the stated implication of reputational risk to SHO and SHC assumes the timely payment of vendor invoices to SHMC, SHMC will notify SHO when a vendor is more than 60 days overdue in the payment of invoices for audit services. If such invoice remains unpaid 10 business days after the transmittal of all overdue amounts such invoice,

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       Register all vendors and factories producing unique product for SHO in the Global Compliance database.

•       Identify high risk factories based on location, volume, and certifications, and conduct routine social compliance audits in these factories.

•       Audit based on the Follow-Up Schedule as defined by the SHC Global Compliance Program. A follow-up audit will be conducted in each high risk factory 6-18 months after the initial audit, depending on the compliance level of the factory.

•       SHMC will consult with each vendor and factory as needed to assist in improving compliance levels.

•       SHMC will alert SHO to factories that represent a reputational risk to SHO or SHMC.

•       Offer and provide compliance training to vendors and factories.

•       Research and respond to media and NGO inquiries regarding factories producing unique SHO product.

•       Provide manuals and posters for use by SHO vendors and factories which reflect the SHC Global Compliance Program Requirements.

•       For factories located in Bangladesh, manage the activities of those factories that are required to participate in the Alliance for Bangladesh Worker Safety.

•       Manage the activities related to Better Work and Better Factories Cambodia as required for factories located in relevant countries and producing exclusively for SHO.

•       Provide audit results to SHO for all audits conducted, and reports, as needed and requested, related to all data in the SHC Global Compliance Database related to vendors and factories producing unique product for SHO.

Included Expenses

•       Membership fees related to the Alliance for Bangladesh Worker Safety.

•       Payment to 3rd party audit service providers for audits conducted in factories producing merchandise for SHO.

•       Travel related to industry meetings, training, or the conducting of audits.

SHO shall assume responsibility for and SHO shall pay Service Provider all amounts overdue from such vendor.

•    SHMC shall provide a quarterly invoice for the Fee due for each Payment Period. SHO will make payment directly to SHMC according to the instructions on the invoice, within 30 days after receipt of the undisputed invoice.

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       Payment to Better Work and Better Factories Cambodia for factories participating in these programs.

•       The cost of factory remediation efforts.

•       Vendor and factory compliance workshops.

SHO Responsibilities

•       To facilitate the delivery of the services by SHMC, SHO shall inform its merchants and buyers of the need for SHO vendors and factories producing unique product to register with the SHC Global Compliance Department.

•       SHO shall work collaboratively with SHMC in educating SHO vendors and factories on the policies of the SHC Global Compliance Program Requirements.

•       SHO will provide a contact who is familiar with the Global Compliance section of this agreement, and can facilitate the registration process with SHO vendors and factories as required by this agreement.

Product Safety

For Buyer Unique Products, SHMC will provide routine notifications of stop sale/recall information for: (a) Products bearing a Seller Mark (as that term is defined in the Merchandising Agreement) at no charge, and (b) for Products bearing a SHO brand, at $300 per stop sale/recall.

For all other SHO Provided Products, SHO shall be solely responsible for managing all stop sale/recall activities. SHO shall immediately inform Service Provider of any stop sale/recalls that impact Products for which Service Provider is providing Supply Chain Services.

Global Sourcing	SHMC will provide the Services for a particular Product under this Global Sourcing Section upon SHO’s request. SHO does not have to use SHMC for any particular product, but if SHO’s requests SHMC assistance for a product, SHMC will provide the following Services:

Global Sourcing The Supply Chain Services described under the Global Sourcing section only apply to SHO Provided Products which SHO exclusively uses Service

1.      Merchandising Support

•       SHO Representative Support

•       Familiarize and remain up-to-date with SHO’s sourcing, supply and merchandise needs, policies and requirements provided by SHO in writing.

•       Market Trend & Country of Origin advantage: Provide up-to-date market

For Service Provider’s Global Sourcing services, SHO will be charged a rate of 10% multiplied by the F.O.B invoice cost for each SHO Provided Product (the “Global Sourcing

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Service or Business Area	Table II - Services for SHO Provided Products	Fees
Provider to assist in sourcing.

information, trends competitor information and productivity by category by country where Service Provider is assisting SHO in procurement of SHO Provided Products to help SHO Representatives identify suitable products and potential vendors.

•       Facilitate communications between SHO and the potential vendors and, when necessary, act as a translator for SHO’s Representatives in meetings with potential vendors.

•       Use commercially reasonable efforts to assist SHO in the investigation and prosecution of any manufacturer, supplier or other party suspected of infringing upon SHO’s proprietary rights (when requested by SHO in writing).

•       If SHO’s Representatives reject delivery of any of the SHO Provided Products for whatever reason, Service Provider will use commercially reasonable efforts to monitor compliance with SHO’s trademark guidelines and prevent the Vendor from disposing of SHO Provided Products without removing Trademarks, labels, brand names or other markings (e.g., logos) which may be attached to the SHO Provided Products or collateral material (e.g., hangtags, packaging).

•       Vendor Qualification and Assessment

•       Vendor Qualifications: based on vendor’s product strength, production capacity, U.S. market and retail direct experience, annual business volume, internal quality control, company terms including payment terms, defective policy, UTC, PLI, their service level in terms of communication and follow up, response time based on our request

•       Assist SHO in working with selected vendors on product selection, price negotiations, packaging development and order placement.

•       Procure from prospective vendors the information required by SHO’s applicable company or factory profile questionnaire.

•       Work with vendors to comply with the applicable provisions of any SHO provided manuals and vendor import guidelines.

•       Product Development

•       Product Development Stage – based on SHO’s needs and requirements, source and designate the potential vendor matrix

•       Advance sample approval – use commercially reasonable efforts to review to determine if the product being produced at the factory is the same level or higher standard per SHO’s approval sample

Fee”); provided that if SHO pays more than $500,000 in Global Sourcing Fees in any of Service Provider’s fiscal years, the percentage used for calculating the Global Sourcing Fee will be reduced from 10% to 5% for the remainder of that fiscal year (with the percentage reverting to 10% at the start of the next fiscal year).

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       Packaging approval - use commercially reasonable efforts to review to determine if the packaging quality used on the product is per SHO’s requirement

•       Use commercially reasonable efforts to investigate whether the Design Materials used in or obtained or ordered for the manufacture of SHO Provided Products are being used for any purpose other than the production of SHO Provided Products. “Design Materials” means items identified by SHO as being owned by SHO or its Affiliates or licensed by them from someone other than the manufacturer; Design Materials include documents, designs, drawings, artwork, sketches, patterns, photographs, images, fabric and/or samples in whatever form, whether written, physical or electronic.

•       Costing

•       Costing Stage - Solicit with vendors on quotation, sample preparation and align cost vs. design requirements as defined by SHO

In accordance with the SHO Representatives’ instructions, place orders and use commercially reasonable efforts to negotiate and achieve the combination of price, quality and delivery most favorable to SHO for SHO Provided Products and which comply with the SHO Provided Product Specifications (previously provided by SHO in writing), with the explicit understanding that SHO’s Representative shall have the right, but not the obligation, to directly participate in all such negotiations.

2. Production Management

•       Order Management – Order processing, training vendor base on SHO’s testing, inspection and factory audit requirements, monitor sample approval, packaging approval and vendors’ production and on-time performance

•       Regularly follow-up on production and shipments under orders.

•       Keep close contact with all vendors to determine if the production of the SHO Provided Products is running according to the delivery schedule set by SHO for each item.

•       After becoming aware of any delivery delays, other noncompliance with the applicable SHO T&C’s or order, or other problems, promptly inform SHO Representative, and use commercially reasonable efforts to implement SHO’s decisions regarding new delivery terms and/or cancellation of orders.

•       Unless otherwise instructed by SHO’s Representative in writing, instruct vendors that SHO Provided Products are not to be shipped to SHO after the shipment or cancellation date specified in the applicable order without SHO’s prior written consent.

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       In the event of claims, assist in negotiations with the vendors and shippers on behalf of SHO to obtain settlement in the best interest of SHO.

•       Use commercially reasonable efforts to determine if SHO’s vendors are transshipping SHO Provided Products to conceal the true country of origin or the labeling of SHO Provided Products with information that is deceptive as to the true country where the SHO Provided Products were manufactured.

3. Quality Assurance and Technical Support

•       Testing & Inspection – Product Specifications and requirements are verified through pre-production / production testing as well as final inspections. If there is an existing Sears Holdings testing report for the same item, the same testing report may be applied to the shipment for SHO; provided Service Provider’s Affiliates and SHO agree in advance and in writing on the how the cost of such testing will be shared by the Parties.

•       Conduct reasonable sampling inspections of SHO Provided Products procured for SHO (including at the Vendor’s facility, if SHO’s Representative so requests) to help determine if the SHO Provided Products meet the SHO provided specifications and all fabric, quality, labeling, packaging and other standards and requirements prescribed by SHO’s Representative.

•       A certificate verifying the conduct of and results of the final inspection shall be submitted upon request by SHO’s Representative. SHO shall have the right to inspect those inspection records which relate to product ordered by and shipped to SHO.

•       Inspections will not relieve the Vendor of its responsibility to SHO for the quality and quantity of the products or services supplied and SHMC’s agent shall instruct all Vendors of their responsibility in this regard.

4. Logistics Support

•       Facilitate the processing of export documentation necessary for customs clearance in the port of entry, using SHO’s importer of record number.

•       Monitor the on-time shipment of orders and communicate exceptions to SHO Representative for approval.

•       Prior to the exportation of the SHO Provided Products to the United States (or such other country as SHO’s Representative shall designate), Service Provider shall facilitate the collection of and provide all documents, certificates, forms, statements and information appropriate or necessary for exportation to and importation into the United States, or other country of destination.

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       Analyze best flow path per SHO’s target in-store dates and provide ocean freight and in-land shipping cost estimation / options

•       Secure Vessel space and equipment

•       Confirm shipping documentations are reflecting the correct details per SHO purchase orders for smooth customs clearance

•       Follow up on shipping ASN (Advance Ship Notice)

5. Finance Support

•       Claims Processing

•       Creation of claims against vendors on behalf of SHO

•       Monitor offset of claims receivables against FOB payable

•       Implement routine and necessary collection efforts

•       Exercise hold payment if directed to do in writing by SHO Representatives

•       Assist SHO in the resolution of disputes.

•       Letter of Credit (LC) and payment processing

•       Processing steps leading to issuance of LC (by SHO LC provider) to vendors

•       Attend to all routine and ad hoc issues relating to LC processing

•       Prepare wire transfer requests

•       Product Liability Insurance Compliance

•       Monitor product liability insurance applications

•       Confirm vendor compliance to SHO establish product liability insurance requirements (as provided by SHO in advance and in writing)

BILLING METHODOLOGY 1. Logistics Billing Methodology • Variable handling billing • Rates for the RRCs are by flow path, • Rates for the DDCs are by flow path and division.

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       SHO will be billed based on disbursement volume out of the distribution centers.

•       Fixed handling billing

•       Fixed Handling represents the portion of logistics cost that does not vary with volume and that is not related to storing merchandise.

•       SHO will be charged the amounts for fixed handling set forth on Exhibit 3.

•       Storage billing

•       Cost is based on usage of DC inventory space.

•       SHO will be billed based on cubic feet of RRC inventory space and square feet of DDC inventory space.

•       Cubic/Square foot space usage is allocated to SHO based on the % of total division level volume attributed to the business.

Storage and Handling Rates by Flow Path are listed in Exhibit 3- Logistics Rates.

2. CRC Handling and Transportation

•       CRC handling services are billed on a per scan basis.

•       Transportation rates are based on the average size of the item. SHO is assigned a rate based on the average cube per selling unit.

•       Salvage revenue is derived from recovery of salvageable merchandise. Rate is set in accordance with Service Provider’s agreement with third party(ies).

•       Freight and handling planned revenue is based on 2015 average actual rate.

3. DC Markdowns

•       DC Markdowns for SHO Provided Products, include inbound damage, shrink and damage caused during storage and handling at a SP Facility will be solely borne by SHO; except to the extent SHO can demonstrate that such loss was directly attributable to theft or other willful misconduct by Service Provider or its Representatives.

4. Special Projects

•       Special requests for non-standard services, such as re-ticketing or re-cartoning, will be charged to SHO on a per project basis.

•       Amount of the charge will be equal to the number of hours worked on the project multiplied by $50 (the hourly special project rate); unless a different rate is agreed to as provided for herein.

•       The project must be pre-approved by submitting the Special Project request form. SHO should contact its MSCO if it requires a Special Project.

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

•       All ongoing changes to Services and incidents which are reasonably expected to exceed $50,000 shall be not be performed as Special Services but instead will be subject to Section 1.01E (SHO’s Requests for Services/System Changes) of the Agreement.

5. Third Party Warehouse Management

Third Party rates and billing will be agreed upon by SHO, Service Provider and the Third Party where Third Party services are determined by SHO and Service Provider to be the best option.

6. Monthly Billing – Quarterly True-Up. Supply Chain Services charges for SHO Provided Products will be billed monthly and trued-up to the actual expense at the end of each quarter. This will involve a comprehensive review of all Supply Chain Services charges.

7. Puerto Rico Warehousing – SHO will be charged a warehousing fee upon ship-out for each item of SHO Provided Product at the following rates:

•       For accessories pieces to SHO Provided Product major home appliance items (hose clamps, dryer vent kits, etc.): $2.10 per piece.

•       For all other SHO Provided Product items: $25.84 per piece;

The above fees include all variable and fixed warehouse handling costs and storage, excluding aged inventory storage according to Service Provider’s GT 80 criteria.

8. Puerto Rico Home Delivery: SHO will be charged the carrier expense for home deliveries, plus 6.5%. SHO stores will be billed a percentage of the total MDO monthly carrier expense equal to SHO’s percentage of total home delivery stops completed in Puerto Rico during the month.

9. Other PR Transportation. Transportation between SHO Store and MDO incidental to Home Delivery operations (including “Fly By” and “Fly Back” runs) for SHO Provided Products will be charged to SHO at $55.22 per truck for up to five pieces on the truck; an additional $55.22 for six to ten pieces, an additional $55.22 for 11 – 15 pieces, etc.

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Service or Business Area	Table II - Services for SHO Provided Products	Fees

CLAIMS	Claims for OSDs (Overs/Shorts/Damages) shall be processed with the following guidelines

1. All SHO Stores and ORDCS will have 48 business hours from delivery arrival to call in all shortages, overages, or other discrepancies for SHO Provided Products.

2. All SHO Stores and ORDCS will have 48 business hours from delivery arrival to call in all damages for SHO Provided Products.

3.     All OSD claims shall begin with contacting the SSD at the respective DC facility. If the SSD is not available at the time of the call, the SHO Store representative shall leave a detailed message regarding the OSD, including identifying affected Products.

4. The SSD department will issue a claim number for each incident.

5. The SSD will research the claim and determine an appropriate resolution.

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Table III. The following table applies to both Sears Provided Products and SHO Provided Products:

Service or Business Area	Table III - Home and Commercial Delivery Services	Fees
HOME DELIVERY

1. Home Delivery

Delivery Services will be made available to all SHO markets unless a market is otherwise agreed upon as a “Hybrid” delivery market.

Haul Away of existing customer product(s) (as applicable)

Basic hookup / overview of product in the customer home will be offered (as applicable) Pickup of returned goods (RORs) from consumer

The rates cover all carrier and 4-wall MDO expenses and related carrier management, carrier negotiation, site management, routing, customer engagement and containment, infrastructure costs and all Customer Care Network (CCN) costs.

Delivery Services for items outside of Service Provider’s and its Affiliates stocked merchandise assortment that are larger or heavier than items in Service Provider’s and its Affiliates stocked merchandise assortment, or that have delivery requirements that are not met by Service Provider’s ordinary home delivery operations (e.g., spoilage, environmental or safety risks) will be subject to Section 1.01E. (SHO’s Requests for Services/System Changes) of the Agreement.

The Customer Care Network (CCN) costs cover the services related to customer engagement and satisfaction.

The rate is per stop - if multiple products are delivered on a single retail customer stop, only 1 charge will be incurred.

The Delivery rates stated for SHO Store locations do not include a potential fuel surcharge (see fuel surcharge table).

The Delivery rates for all SHO Formats (except Outlet) are included in the Hometown Market Delivery Rate Table set forth in Exhibit 1 to this Appendix 1.01-C.

Rates as shown in the Market Delivery Rate Table may be changed by Service Provider upon 90 days written notice to SHO.

Hybrid Delivery Market Process

Delivery Fee

SHO (Hometown – HTS, HAS or AHS) Standard Delivery Charge is based on Market Delivery Rate Table, in Exhibit 1.

SearsOutlet.com deliveries will be performed at historical rates through the Outlet Decision Date. Service Provider will only continue to provide deliveries for SearsOutlet.com after that date if the parties have agreed to a written amendment to this Appendix for Service Provider to provide all Outlet Store and SearsOutlet.com deliveries.

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Service or Business Area	Table III - Home and Commercial Delivery Services	Fees
A “Hybrid Delivery Market” is a market that is either serviced out of a Sears, Roebuck and Co. full-line department store (SDO) or out of a SHO Store (by the SHO Store owner). SHO will assign the Delivery Rate for each zip code and transmit the completed zip code file with the rates to Home Services Delivery for entry into the POS (Point of Sale) system.

When a Sears’ full-line store sells merchandise for delivery into a Hybrid Delivery Market zip code that is assigned to a SHO store, Service Provider’s Affiliate will transfer to the SHO store performing the delivery: (a) 50% of the SPRS margin earned on the Product sale, and (b) all of the delivery charges actually collected from the customer; in each such case, net of any returns, non-collectable amounts, etc.

Thru February 1st, 2020, Service Provider will use the SHO Stores who have been selected for Hybrid Delivery as of the October 31, 2013 exclusively to provide deliveries to customer location zip codes identified as Hybrid Delivery Markets. On and after July 31, 2016, Service Provider may cease using one or more of the SHO Stores for Hybrid Delivery. Service Provider will provide the SHO Stores 60 days’ notice of any termination for convenience. Service Provider may terminate its use of any SHO Store for Hybrid Delivery for “cause” upon written notice.

The Parties will work in Good Faith to expand the list of Hybrid Delivery Markets where economically justified.

SDO and STI Carrier Rates.

Notwithstanding the above when a delivery for a SHO Store occurs outside the delivery territory for a SHO Store and is instead delivered to a zip code supported by a Sears Store Delivery Operation (“SDO”) or by a third party carrier (e.g., STI), SHO will be charged the delivery charges assessed by Service Provider for such zip codes.

Home Delivery Fuel Surcharge

In addition to the fees for Home Delivery services set forth in the Agreement, SHO agrees to pay to Service Provider an additional amount to compensate Service Provider’s home delivery business unit for increases in the retail cost of fuel for trucks used to provide the Services (a “Fuel Surcharge”) when such cost equals or exceeds $4.40 per gallon (National Averages), calculated as follows:

Fuel Surcharge table is set forth below.

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Service or Business Area	Table III - Home and Commercial Delivery Services	Fees

On the last day of each calendar month, Service Provider shall establish the retail cost of its truck fuel by reviewing average price for the month based on the “Gasoline and Diesel Fuel Update” as published by the U.S. Department of Energy’s Information at:

http://www.eia.gov/petroleum/gasdiesel/.

1.     When the “Gasoline and Diesel Fuel Update” average price for any calendar month is equal to or greater than $4.40 per gallon, Service Provider shall charge and SHO agrees to pay Service Provider a Fuel Surcharge as described in the chart below.

Home Delivery Fuel Surcharge Table

Monthly Average Diesel Price		Fuel surcharge per
At Least	But Less Than	billed stop
$2.40	$4.40
$4.40	$4.60	$0.36
$4.60	$4.80	$0.72
$4.80	$5.00	$1.08
$5.00	$5.20	$1.44
$5.20	$5.40	$1.80
$5.40	$5.60	$2.16
$5.60	$5.80	$2.52
$5.80	$6.00	$2.88
$6.00	$6.20	$3.24
$6.20	$6.40	$3.60
$6.40	$6.60	$3.96
$6.60	$6.80	$4.32
$ 6.80	$ 7.00	$4.68

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Service or Business Area	Table III - Home and Commercial Delivery Services	Fees
In the event the fuel cost increases above $7.00 per gallon, an additional Fuel Surcharge of $.36 will be added for each $.20 increment.

When the “Gasoline and Diesel Fuel Update” average price for any calendar month is equal to or less than $2.40 per gallon, Service Provider shall rebate SHO a Fuel Surcharge as described in the chart below.

Monthly Average Diesel Price		Fuel surcharge per
At Least	But Less Than	billed stop
$2.20	$2.40	($0.36)
$2.00	$2.20	($0.72)
$1.80	$2.00	($1.08)
$1.60	$1.80	($1.44)
$1.40	$1.60	($1.80)
$1.20	$1.40	($2.16)
$1.00	$1.20	($2.52)

In the event the fuel cost decreases below $1.00 per gallon, an additional Fuel Surcharge of $.36 will be rebated for each $.20 increment.

Merchandise Pick-Up (“MPU”)

Merchandise Pick-Up (MPU) represents Home Appliances product picked up at an MDO for delivery or installation by anyone other than a Home Services Delivery carrier.

This MPU fee will be billed by division to the selling unit. MPU does not qualify as a billable stop.

Merchandise Pick-Up Fee

The rate for MPU service will be a flat rate of $10.00 per deliverable unit. Home Delivery Services will rebate $5.00 for each Service Provider Retail Installation Contractor pickup (excluding Outlet Stores).

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Service or Business Area	Table III - Home and Commercial Delivery Services	Fees

MDO Concessions / Damage Charges

Charges are related to:

Customer Accommodation Costs (Gift Cards) related to concealed damage. Merchandise Depreciation / Markdowns on Concealed Damages for Saleable and Non-Saleable items.

Depreciation rates on saleable items are set between the Service Provider BUs and SHO (Outlet business).

Hard Inventory Markdowns on Products in the MDO Inventory.

Charges to SHO are based on percentage of SHO ROR stops to total ROR stops by merchandise division.

For SHO (HTS/HAS/AHS only), Service Provider has agreed to rebate $5.00 per Home Appliance MPU related to a Service Provider Retail Installation contractor pickup. The installation must be sold at POS as that data is used to determine the rebate.

	Installation Services Retail Installation Services provided include: Garage Door Opener, Garbage Disposal, Hot Water Heater and Built In Appliance	Retail Installation Services Fees are market specific and loaded in the SHO POS system.

Commission Rate:

Service Provider (through its Retail Installation Services unit) will pay 15% commission on the Net Revenue (after cancellations) of the installation sale sold in SHO locations. Fee Basis is per Installation order sold—net of cancelled customer orders.

SHO receives a Sell Short chargeback at month end for installations sold below the set installation price at POS.

Commission Rate is 15% on the Net Revenue

COMMERCIAL CUSTOMER DELIVERY	Delivery Service Provider will delivery to SHO, its Affiliates and the SHO Authorized Sellers “Commercial Customers” (as that term is defined in the Merchandising Agreement).	Delivery Rate. National truck rate of up to $625 per day for each such delivery. The above Home Delivery Fuel Surcharges shall also apply to deliveries to Commercial Customers.

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Exhibit 1

Market Delivery Rates

Hometown Market Delivery Rates

Type of Store	Store #	MDO	2014 Rate
Hometown	3439	45078	89.08
Hometown	3409	45078	89.08
Hometown	5501	45078	89.08
Hometown	7392	45094	82.06
Hometown	5467	45094	82.06
Hometown	3161	45094	82.06
Hometown	7163	45094	82.06
Hometown	7203	45094	82.06
Hometown	9632	32980	88.66
Hometown	3099	32980	88.66
Hometown	3492	32980	88.66
Hometown	5824	32980	88.66
Hometown	3838	45573	88.57
Hometown	3856	45573	88.57
Hometown	7816	45573	88.57
Hometown	7377	45573	88.57
Hometown	6420	45117	87.53
Hometown	3281	45117	87.53
Hometown	3091	45117	87.53
Hometown	1832	45117	87.53
Hometown	3930	45117	87.53
Hometown	5584	45117	87.53
Hometown	5710	45117	87.53
Hometown	5811	45117	87.53
Hometown	3204	45117	87.53
Hometown	7821	45117	87.53
Hometown	5777	45119	108.02
Hometown	2726	45119	108.02
Hometown	5407	45119	108.02
Hometown	5918	45119	108.02
Hometown	5272	45119	108.02
Hometown	5469	45119	108.02
Hometown	3430	45119	108.02
Hometown	5520	45120	95.45

1

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	5559	45120	95.45
Hometown	3849	45120	95.45
Hometown	5524	45568	110.15
Hometown	5232	45568	110.15
Hometown	3294	45568	110.15
Hometown	6087	45568	110.15
Hometown	3610	45569	93.18
Hometown	2780	45569	93.18
Hometown	5929	45569	93.18
Hometown	3081	45569	93.18
Hometown	7211	45569	93.18
Hometown	5220	45569	93.18
Hometown	3482	45569	93.18
Hometown	6558	45570	92.94
Hometown	6213	45570	92.94
Hometown	8146	45570	92.94
Hometown	3887	45130	101.22
Hometown	7301	45130	101.22
Hometown	7515	45130	101.22
Hometown	5945	45130	101.22
Hometown	6720	45130	101.22
Hometown	3944	45130	101.22
Hometown	5588	45133	98.22
Hometown	3576	45133	98.22
Hometown	6288	45133	98.22
Hometown	6741	45133	98.22
Hometown	5534	45133	98.22
Hometown	5891	45136	119.83
Hometown	5510	45136	119.83
Hometown	5495	45136	119.83
Hometown	3647	45136	119.83
Hometown	6240	45136	119.83
Hometown	3936	45136	119.83
Hometown	3525	45148	115.82
Hometown	5735	45148	115.82
Hometown	3445	45148	115.82
Hometown	5505	45566	79.55
Hometown	5620	45566	79.55
Hometown	3870	45566	79.55

2

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	2753	45566	79.55
Hometown	3739	45566	79.55
Hometown	5826	45566	79.55
Hometown	3974	45566	79.55
Hometown	5835	45166	92.43
Hometown	3123	45166	92.43
Hometown	5815	45166	92.43
Hometown	3463	45166	92.43
Hometown	6979	45166	92.43
Hometown	5759	45166	92.43
Hometown	3690	45166	92.43
Hometown	7476	45583	119.79
Hometown	1846	45583	119.79
Hometown	7267	45583	119.79
Hometown	3898	45583	119.79
Hometown	5760	45583	119.79
Hometown	3545	45583	119.79
Hometown	7468	45591	110.12
Hometown	3875	45591	110.12
Hometown	8108	45591	110.12
Hometown	5193	45062	76.70
Hometown	1444	45062	76.70
Hometown	7703	45062	76.70
Hometown	5462	45064	77.75
Hometown	3694	45064	77.75
Hometown	5960	45064	77.75
Hometown	6637	45064	77.75
Hometown	3514	45064	77.75
Hometown	7262	45065	65.86
Hometown	3384	45065	65.86
Hometown	5194	45065	65.86
Hometown	6966	45065	65.86
Hometown	3609	45065	65.86
Hometown	7694	45070	84.14
Hometown	2713	45070	84.14
Hometown	5876	45070	84.14
Hometown	3246	45070	84.14
Hometown	3426	45070	84.14
Hometown	1926	45070	84.14

3

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	3965	45070	84.14
Hometown	2634	45070	84.14
Hometown	7506	45070	84.14
Hometown	5180	45076	68.85
Hometown	1849	45076	68.85
Hometown	3469	45076	68.85
Hometown	3449	45076	68.85
Hometown	3448	45077	93.11
Hometown	7658	45079	76.59
Hometown	5822	45079	76.59
Hometown	2579	45079	76.59
Hometown	3611	45081	99.50
Hometown	3883	45081	99.50
Hometown	5216	45081	99.50
Hometown	3791	45081	99.50
Hometown	2172	45081	99.50
Hometown	6726	45081	99.50
Hometown	4951	45081	99.50
Hometown	3983	45081	99.50
Hometown	7638	45083	74.39
Hometown	3101	45083	74.39
Hometown	8030	45083	74.39
Hometown	6475	45083	74.39
Hometown	6611	45088	78.22
Hometown	7870	45088	78.22
Hometown	7370	45088	78.22
Hometown	3102	45088	78.22
Hometown	3341	45088	78.22
Hometown	6573	45088	78.22
Hometown	9890	45088	78.22
Hometown	7290	45088	78.22
Hometown	3250	45095	77.85
Hometown	1933	45095	77.85
Hometown	9607	45095	77.85
Hometown	7357	45095	77.85
Hometown	7406	45095	77.85
Hometown	5400	45095	77.85
Hometown	3181	45095	77.85
Hometown	7952	45095	77.85

4

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	5231	45095	77.85
Hometown	9291	45572	80.46
Hometown	9292	45572	80.46
Hometown	6856	45572	80.46
Hometown	5494	45572	80.46
Hometown	5977	45105	84.74
Hometown	1848	45105	84.74
Hometown	3649	45106	77.09
Hometown	1801	45109	79.11
Hometown	6908	45109	79.11
Hometown	2572	45109	79.11
Hometown	7284	45109	79.11
Hometown	9270	45109	79.11
Hometown	1741	45109	79.11
Hometown	1806	45109	79.11
Hometown	1803	45109	79.11
Hometown	5825	45109	79.11
Hometown	6583	45109	79.11
Hometown	2930	45109	79.11
Hometown	3591	45565	77.48
Hometown	2701	45565	77.48
Hometown	5542	45565	77.48
Hometown	5482	45565	77.48
Hometown	6614	45116	97.32
Hometown	3112	45116	97.32
Hometown	3612	45116	97.32
Hometown	7630	45116	97.32
Hometown	1852	45116	97.32
Hometown	7433	45116	97.32
Hometown	3472	45116	97.32
Hometown	5724	45116	97.32
Hometown	6586	45116	97.32
Hometown	3830	45116	97.32
Hometown	5738	45116	97.32
Hometown	7742	45116	97.32
Hometown	1842	45116	97.32
Hometown	3242	45116	97.32
Hometown	3921	45116	97.32
Hometown	3652	45116	97.32

5

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	5464	45127	118.93
Hometown	7954	45127	118.93
Hometown	5751	45127	118.93
Hometown	6325	45127	118.93
Hometown	7291	45127	118.93
Hometown	9209	45598	105.74
Hometown	2024	45598	105.74
Hometown	3526	45598	105.74
Hometown	1939	45598	105.74
Hometown	3259	45598	105.74
Hometown	3565	45598	105.74
Hometown	3674	45598	105.74
Hometown	7271	45598	105.74
Hometown	5748	45129	88.23
Hometown	5790	45129	88.23
Hometown	3969	45129	88.23
Hometown	3055	45129	88.23
Hometown	8164	45129	88.23
Hometown	7815	45134	83.45
Hometown	7737	45134	83.45
Hometown	8092	45134	83.45
Hometown	5915	45134	83.45
Hometown	5916	45134	83.45
Hometown	9628	45134	83.45
Hometown	5919	45134	83.45
Hometown	5875	45135	89.13
Hometown	7483	45135	89.13
Hometown	7807	45135	89.13
Hometown	3036	45135	89.13
Hometown	3636	45135	89.13
Hometown	5695	45560	113.85
Hometown	5165	45560	113.85
Hometown	6622	45560	113.85
Hometown	6643	45154	97.33
Hometown	3473	45154	97.33
Hometown	3913	45154	97.33
Hometown	3603	45154	97.33
Hometown	3134	45154	97.33
Hometown	3148	45154	97.33

6

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	5504	45156	70.45
Hometown	7893	45156	70.45
Hometown	5412	45156	70.45
Hometown	5152	45156	70.45
Hometown	3871	45156	70.45
Hometown	7102	45164	78.09
Hometown	3434	45164	78.09
Hometown	7693	45164	78.09
Hometown	3712	45164	78.09
Hometown	6846	45165	76.21
Hometown	5507	45165	76.21
Hometown	5756	45165	76.21
Hometown	9272	45165	76.21
Hometown	1845	45169	93.79
Hometown	6135	45170	89.23
Hometown	7378	45170	89.23
Hometown	6581	45170	89.23
Hometown	7720	45170	89.23
Hometown	3150	45170	89.23
Hometown	9843	45599	86.47
Hometown	5711	45599	86.47
Hometown	3374	45599	86.47
Hometown	7813	45176	82.90
Hometown	6557	45137	101.45
Hometown	3587	45137	101.45
Hometown	3217	45137	101.45
Hometown	6740	45137	101.45
Hometown	7726	45137	101.45
Hometown	3906	45137	101.45
Hometown	3007	45137	101.45
Hometown	7202	45137	101.45
Hometown	3574	45060	84.65
Hometown	7545	45060	84.65
Hometown	3003	45060	84.65
Hometown	3673	45060	84.65
Hometown	5461	45060	84.65
Hometown	3285	45060	84.65
Hometown	3064	45060	84.65
Hometown	3503	45061	100.73

7

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	5455	45061	100.73
Hometown	2702	45061	100.73
Hometown	4864	45061	100.73
Hometown	6686	45061	100.73
Hometown	5522	45061	100.73
Hometown	7573	45061	100.73
Hometown	5847	45067	64.75
Hometown	5734	45067	64.75
Hometown	5192	45067	64.75
Hometown	5955	45067	64.75
Hometown	9698	45067	64.75
Hometown	5533	45067	64.75
Hometown	3640	45578	109.97
Hometown	3121	45578	109.97
Hometown	5828	45578	109.97
Hometown	9970	45068	97.45
Hometown	5853	45068	97.45
Hometown	5993	45068	97.45
Hometown	5858	45068	97.45
Hometown	7550	45073	71.86
Hometown	5820	45073	71.86
Hometown	2426	45073	71.86
Hometown	3166	45577	89.11
Hometown	1825	45577	89.11
Hometown	3226	45577	89.11
Hometown	6224	45577	89.11
Hometown	5867	45577	89.11
Hometown	2004	45577	89.11
Hometown	5852	45577	89.11
Hometown	5690	45577	89.11
Hometown	5836	45577	89.11
Hometown	5696	45577	89.11
Hometown	3236	45577	89.11
Hometown	5704	45074	93.08
Hometown	5498	45581	79.78
Hometown	3450	45581	79.78
Hometown	1861	45581	79.78
Hometown	1860	45581	79.78
Hometown	5754	45581	79.78

8

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	2159	45574	85.96
Hometown	5515	45574	85.96
Hometown	5888	45574	85.96
Hometown	5937	45574	85.96
Hometown	3549	45574	85.96
Hometown	8034	45574	85.96
Hometown	6574	45084	69.57
Hometown	7671	45084	69.57
Hometown	3432	45084	69.57
Hometown	5895	45084	69.57
Hometown	3980	45084	69.57
Hometown	4789	45084	69.57
Hometown	5933	45559	72.28
Hometown	3303	45559	72.28
Hometown	5951	45559	72.28
Hometown	3261	45559	72.28
Hometown	5903	45559	72.28
Hometown	5212	45559	72.28
Hometown	3280	45559	72.28
Hometown	5536	45559	72.28
Hometown	9655	45089	61.23
Hometown	9666	45089	61.23
Hometown	9668	45089	61.23
Hometown	5855	45089	61.23
Hometown	1483	45089	61.23
Hometown	4661	45089	61.23
Hometown	7860	45091	70.70
Hometown	7674	45091	70.70
Hometown	5276	45099	68.66
Hometown	5312	45099	68.66
Hometown	1867	45099	68.66
Hometown	7617	45099	68.66
Hometown	3590	45099	68.66
Hometown	7497	45099	68.66
Hometown	3826	45100	85.05
Hometown	1839	45100	85.05
Hometown	3349	45100	85.05
Hometown	6526	45100	85.05
Hometown	5803	45100	85.05

9

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	1815	45101	66.76
Hometown	5202	45101	66.76
Hometown	9099	45101	66.76
Hometown	2559	45101	66.76
Hometown	7408	45101	66.76
Hometown	3519	45101	66.76
Hometown	9228	45058	57.91
Hometown	4718	45058	57.91
Hometown	9219	45058	57.91
Hometown	5956	45058	57.91
Hometown	9080	45104	71.81
Hometown	3037	45104	71.81
Hometown	1841	45104	71.81
Hometown	1829	45104	71.81
Hometown	7537	45104	71.81
Hometown	4778	45104	71.81
Hometown	3048	45107	57.64
Hometown	9206	45108	122.35
Hometown	5938	45111	92.20
Hometown	5191	45111	92.20
Hometown	9941	45111	92.20
Hometown	7514	45111	92.20
Hometown	5303	45111	92.20
Hometown	7782	45111	92.20
Hometown	5706	45111	92.20
Hometown	5521	45112	89.45
Hometown	5812	45112	89.45
Hometown	2761	45112	89.45
Hometown	5950	45112	89.45
Hometown	3192	45113	100.64
Hometown	7657	45113	100.64
Hometown	5489	45113	100.64
Hometown	5742	45113	100.64
Hometown	4663	45113	100.64
Hometown	7502	45114	97.74
Hometown	8036	45114	97.74
Hometown	3738	45115	70.30
Hometown	5570	45115	70.30
Hometown	5859	45115	70.30

10

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	3702	45115	70.30
Hometown	5869	45115	70.30
Hometown	3453	45115	70.30
Hometown	2941	45115	70.30
Hometown	5949	45115	70.30
Hometown	1821	45115	70.30
Hometown	5850	45115	70.30
Hometown	6150	45115	70.30
Hometown	3802	45115	70.30
Hometown	3532	45115	70.30
Hometown	6414	45115	70.30
Hometown	2192	45115	70.30
Hometown	3572	45115	70.30
Hometown	5952	45115	70.30
Hometown	1940	45115	70.30
Hometown	3440	45115	70.30
Hometown	5839	45115	70.30
Hometown	5582	45115	70.30
Hometown	3391	45115	70.30
Hometown	1862	45115	70.30
Hometown	9982	45115	70.30
Hometown	6437	45115	70.30
Hometown	1931	45115	70.30
Hometown	7559	45122	72.89
Hometown	3321	45122	72.89
Hometown	5893	45122	72.89
Hometown	5975	45122	72.89
Hometown	9242	45122	72.89
Hometown	6747	45122	72.89
Hometown	5827	45122	72.89
Hometown	9077	45122	72.89
Hometown	9227	45122	72.89
Hometown	2706	45122	72.89
Hometown	3977	45122	72.89
Hometown	2708	45122	72.89
Hometown	5840	45122	72.89
Hometown	7569	45122	72.89
Hometown	9472	45122	72.89
Hometown	1816	45122	72.89

11

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	9504	45122	72.89
Hometown	6665	45122	72.89
Hometown	3307	45122	72.89
Hometown	9073	45122	72.89
Hometown	8076	45122	72.89
Hometown	3135	45125	102.21
Hometown	5491	45125	102.21
Hometown	3704	45125	102.21
Hometown	6267	45125	102.21
Hometown	3125	45125	102.21
Hometown	3145	45125	102.21
Hometown	5973	45125	102.21
Hometown	7363	45125	102.21
Hometown	3918	45125	102.21
Hometown	7220	45126	90.47
Hometown	3346	45126	90.47
Hometown	7350	45126	90.47
Hometown	6684	45126	90.47
Hometown	7709	45126	90.47
Hometown	5726	45126	90.47
Hometown	5691	45132	92.06
Hometown	3787	45132	92.06
Hometown	7491	45132	92.06
Hometown	5917	45132	92.06
Hometown	5887	45132	92.06
Hometown	3736	45132	92.06
Hometown	3950	45132	92.06
Hometown	7210	45132	92.06
Hometown	3012	45132	92.06
Hometown	3915	45132	92.06
Hometown	1869	45132	92.06
Hometown	7614	45132	92.06
Hometown	3157	45132	92.06
Hometown	3186	45132	92.06
Hometown	6208	45132	92.06
Hometown	6504	45132	92.06
Hometown	6753	45132	92.06
Hometown	9286	45138	58.36
Hometown	7728	45138	58.36

12

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	5658	45138	58.36
Hometown	6911	45138	58.36
Hometown	5663	45138	58.36
Hometown	5947	45138	58.36
Hometown	5656	45138	58.36
Hometown	5657	45138	58.36
Hometown	5359	45139	75.11
Hometown	5626	45139	75.11
Hometown	5681	45139	75.11
Hometown	3039	45139	75.11
Hometown	3908	45139	75.11
Hometown	6402	45139	75.11
Hometown	6410	45139	75.11
Hometown	3999	45139	75.11
Hometown	5707	45139	75.11
Hometown	5343	45140	51.00
Hometown	9295	45140	51.00
Hometown	5557	45142	71.72
Hometown	7609	45142	71.72
Hometown	5530	45142	71.72
Hometown	5535	45142	71.72
Hometown	5674	45142	71.72
Hometown	3437	45142	71.72
Hometown	3038	45142	71.72
Hometown	5576	45142	71.72
Hometown	5565	45142	71.72
Hometown	5615	45142	71.72
Hometown	3079	45142	71.72
Hometown	5727	45142	71.72
Hometown	5453	45143	95.24
Hometown	3859	45143	95.24
Hometown	2169	45143	95.24
Hometown	3046	45143	95.24
Hometown	5250	45145	61.09
Hometown	5686	45145	61.09
Hometown	7789	45145	61.09
Hometown	5636	45145	61.09
Hometown	5743	45145	61.09
Hometown	5609	45145	61.09

13

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	5642	45145	61.09
Hometown	5606	45145	61.09
Hometown	5682	45145	61.09
Hometown	5889	45146	60.28
Hometown	5633	45146	60.28
Hometown	3178	45146	60.28
Hometown	5612	45146	60.28
Hometown	5635	45146	60.28
Hometown	5643	45146	60.28
Hometown	5637	45146	60.28
Hometown	5645	45146	60.28
Hometown	5654	45146	60.28
Hometown	5650	45146	60.28
Hometown	5628	45146	60.28
Hometown	5648	45146	60.28
Hometown	7557	45149	74.50
Hometown	2235	45149	74.50
Hometown	7565	45149	74.50
Hometown	2785	45149	74.50
Hometown	4746	45149	74.50
Hometown	5221	45149	74.50
Hometown	3520	45151	69.03
Hometown	5052	45151	69.03
Hometown	6561	45151	69.03
Hometown	7482	45151	69.03
Hometown	3020	45151	69.03
Hometown	3113	45153	74.21
Hometown	5832	45153	74.21
Hometown	5755	45153	74.21
Hometown	5490	45153	74.21
Hometown	7853	45153	74.21
Hometown	5807	45153	74.21
Hometown	6795	45153	74.21
Hometown	2751	45153	74.21
Hometown	9361	45153	74.21
Hometown	2739	45158	75.95
Hometown	1858	45158	75.95
Hometown	9201	45158	75.95
Hometown	7567	45158	75.95

14

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	8105	45158	75.95
Hometown	7686	45158	75.95
Hometown	6017	45158	75.95
Hometown	6206	45158	75.95
Hometown	1811	45158	75.95
Hometown	1936	45158	75.95
Hometown	1856	45158	75.95
Hometown	3497	45158	75.95
Hometown	3388	45158	75.95
Hometown	1928	45158	75.95
Hometown	1937	45158	75.95
Hometown	5927	45158	75.95
Hometown	3697	45158	75.95
Hometown	1819	45158	75.95
Hometown	3528	45158	75.95
Hometown	6400	45158	75.95
Hometown	7489	45160	78.93
Hometown	3961	45160	78.93
Hometown	4798	45160	78.93
Hometown	3816	45160	78.93
Hometown	5818	45160	78.93
Hometown	3458	45160	78.93
Hometown	3756	45160	78.93
Hometown	4693	45160	78.93
Hometown	9774	45160	78.93
Hometown	7222	45160	78.93
Hometown	7667	45161	84.46
Hometown	5795	45161	84.46
Hometown	2709	45162	70.89
Hometown	3468	45162	70.89
Hometown	5809	45162	70.89
Hometown	7787	45162	70.89
Hometown	7391	45162	70.89
Hometown	7379	45162	70.89
Hometown	1808	45162	70.89
Hometown	1859	45162	70.89
Hometown	7403	45162	70.89
Hometown	5794	45162	70.89
Hometown	1857	45162	70.89

15

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	5414	45162	70.89
Hometown	5868	45162	70.89
Hometown	8033	45162	70.89
Hometown	1965	45162	70.89
Hometown	1938	45162	70.89
Hometown	3607	45162	70.89
Hometown	1932	45162	70.89
Hometown	7178	45162	70.89
Hometown	1809	45162	70.89
Hometown	2187	45579	89.92
Hometown	5854	45579	89.92
Hometown	7697	45579	89.92
Hometown	6722	45579	89.92
Hometown	5946	45579	89.92
Hometown	5175	45579	89.92
Hometown	3686	45579	89.92
Hometown	3948	45579	89.92
Hometown	7907	45579	89.92
Hometown	7114	45579	89.92
Hometown	5885	45579	89.92
Hometown	5897	45579	89.92
Hometown	3215	45051	87.36
Hometown	3305	45051	87.36
Hometown	5587	45051	87.36
Hometown	6502	45051	87.36
Hometown	5673	45051	87.36
Hometown	5821	45051	87.36
Hometown	4780	45051	87.36
Hometown	4855	45051	87.36
Hometown	7180	45576	64.50
Hometown	5547	45576	64.50
Hometown	3073	45576	64.50
Hometown	7190	45576	64.50
Hometown	7172	45576	64.50
Hometown	3743	45163	61.51
Hometown	2552	45163	61.51
Hometown	3006	45163	61.51
Hometown	4763	45163	61.51
Hometown	2194	45163	61.51

16

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	3323	45163	61.51
Hometown	2202	45163	61.51
Hometown	7692	45163	61.51
Hometown	2733	45593	96.69
Hometown	1817	45593	96.69
Hometown	3494	45593	96.69
Hometown	5882	45593	96.69
Hometown	1836	45593	96.69
Hometown	1923	45593	96.69
Hometown	5872	45593	96.69
Hometown	9916	45168	75.45
Hometown	3745	45168	75.45
Hometown	6474	45171	73.54
Hometown	2566	45171	73.54
Hometown	2925	45171	73.54
Hometown	1855	45171	73.54
Hometown	5321	45171	73.54
Hometown	7825	45172	88.21
Hometown	5162	45172	88.21
Hometown	1912	45172	88.21
Hometown	7070	45172	88.21
Hometown	8155	45172	88.21
Hometown	7285	45172	88.21
Hometown	7734	45177	70.57
Hometown	1903	45177	70.57
Hometown	5496	45177	70.57
Hometown	5512	45177	70.57
Hometown	1812	45113	100.64
Hometown	1870	45084	69.57
Hometown	1929	45176	82.90
Hometown	2178	45146	60.28
Hometown	2193	45081	99.50
Hometown	2531	45073	71.86
Hometown	2542	45099	68.66
Hometown	2723	45132	92.06
Hometown	2914	45065	65.86
Hometown	2971	45116	97.32
Hometown	3011	45113	100.64
Hometown	3023	45163	61.51

17

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	3049	45100	85.05
Hometown	3054	45168	75.45
Hometown	3065	45070	84.14
Hometown	3109	45145	61.09
Hometown	3114	45116	97.32
Hometown	3119	45105	84.74
Hometown	3165	45573	88.57
Hometown	3208	45099	68.66
Hometown	3212	45106	77.09
Hometown	3290	45101	66.76
Hometown	3297	45127	118.93
Hometown	3330	45111	92.20
Hometown	3357	45581	79.78
Hometown	3367	45122	72.89
Hometown	3370	45115	70.30
Hometown	3378	45158	75.95
Hometown	3385	45122	72.89
Hometown	3395	45583	119.79
Hometown	3402	45058	57.91
Hometown	3419	45076	68.85
Hometown	3429	45076	68.85
Hometown	3446	45165	76.21
Hometown	3470	45099	68.66
Hometown	3508	45158	75.95
Hometown	3536	45116	97.32
Hometown	3537	45058	57.91
Hometown	3566	45116	97.32
Hometown	3581	45111	92.20
Hometown	3583	45153	74.21
Hometown	3626	45126	90.47
Hometown	3635	45573	88.57
Hometown	3639	45162	70.89
Hometown	3681	45172	88.21
Hometown	3718	45084	69.57
Hometown	3727	45136	119.83
Hometown	3762	45104	71.81
Hometown	3827	45160	78.93
Hometown	3843	45598	105.74
Hometown	3878	45172	88.21

18

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	3889	45111	92.20
Hometown	3900	45140	51.00
Hometown	3902	45104	71.81
Hometown	3962	45101	66.76
Hometown	3986	45583	119.79
Hometown	4111	45130	101.22
Hometown	4139	45133	98.22
Hometown	4142	45137	101.45
Hometown	4172	45599	86.47
Hometown	4256	45149	74.50
Hometown	4463	45136	119.83
Hometown	4651	45094	82.06
Hometown	4652	45058	57.91
Hometown	4654	45101	66.76
Hometown	4702	45088	78.22
Hometown	4774	45068	97.45
Hometown	4828	45058	57.91
Hometown	4950	45125	102.21
Hometown	4973	45073	71.86
Hometown	4979	45084	69.57
Hometown	4981	45081	99.50
Hometown	5186	32980	88.66
Hometown	5248	45160	78.93
Hometown	5405	45573	88.57
Hometown	5408	45572	80.46
Hometown	5468	45060	84.65
Hometown	5480	45070	84.14
Hometown	5497	45081	99.50
Hometown	5517	45122	72.89
Hometown	5528	45158	75.95
Hometown	5538	45099	68.66
Hometown	5574	45104	71.81
Hometown	5580	45120	95.45
Hometown	5591	45119	108.02
Hometown	5595	45104	71.81
Hometown	5693	45113	100.64
Hometown	5697	45158	75.95
Hometown	5698	45142	71.72
Hometown	5713	45099	68.66

19

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	5723	45559	72.28
Hometown	5732	45140	51.00
Hometown	5733	45108	122.35
Hometown	5746	45572	80.46
Hometown	5753	45058	57.91
Hometown	5778	45136	119.83
Hometown	5792	45125	102.21
Hometown	5796	45111	92.20
Hometown	5802	45160	78.93
Hometown	5805	45111	92.20
Hometown	5808	45598	105.74
Hometown	5831	45076	68.85
Hometown	5848	45129	88.23
Hometown	5877	45160	78.93
Hometown	5878	45081	99.50
Hometown	5879	45158	75.95
Hometown	5883	45094	82.06
Hometown	5890	45572	80.46
Hometown	5892	45572	80.46
Hometown	5921	45099	68.66
Hometown	5924	45078	89.08
Hometown	5926	45109	79.11
Hometown	5928	45078	89.08
Hometown	5935	45577	89.11
Hometown	5936	45135	89.13
Hometown	5941	45134	83.45
Hometown	5942	45099	68.66
Hometown	5968	45060	84.65
Hometown	5970	45125	102.21
Hometown	5979	45081	99.50
Hometown	6000	45579	89.92
Hometown	6016	45153	74.21
Hometown	6076	45151	69.03
Hometown	6207	45060	84.65
Hometown	6278	45573	88.57
Hometown	6286	45160	78.93
Hometown	6463	45070	84.14
Hometown	6556	45168	75.45
Hometown	6606	45574	85.96

20

Execution Copy

Type of Store	Store #	MDO	2014 Rate
Hometown	6668	45577	89.11
Hometown	6672	45559	72.28
Hometown	6695	45133	98.22
Hometown	6863	45165	76.21
Hometown	6864	45122	72.89
Hometown	6901	45099	68.66
Hometown	6914	45078	89.08
Hometown	6942	45083	74.39
Hometown	6970	45058	57.91
Hometown	6984	45122	72.89
Hometown	6989	45578	109.97
Hometown	6997	45104	71.81
Hometown	7123	45137	101.45
Hometown	7173	45104	71.81
Hometown	7224	45104	71.81
Hometown	7773	45058	57.91
Hometown	7814	45068	97.45
Hometown	7940	45111	92.20
Hometown	8010	45577	89.11
Hometown	8011	45122	72.89
Hometown	8025	45099	68.66
Hometown	8051	45158	75.95
Hometown	8083	45126	90.47
Hometown	8099	45574	85.96
Hometown	8125	45160	78.93
Hometown	8188	45574	85.96
Hometown	9210	45111	92.20
Hometown	9248	45138	58.36
Hometown	9299	45058	57.91
Hometown	9906	45083	74.39
Hometown	9935	45158	75.95
Hometown	9936	45076	68.85
Hometown	9937	45145	61.09
Hometown	9958	45574	85.96

21

Execution Copy

Exhibit 2

FIXED HANDLING BILLING	Monthly Billing Rate
Hardware	$269,594
Hometown	903,140
Outlet	10,915

Total	$1,183,649

VARIABLE HANDLING BILLING	Charge based upon carton disbursement volume and rate by flow path and size/division

RRC Variable Handling Rates

Flowpath	Metric	Small	Medium	Large	X-Large	Per Pick
ACD	Case	$0.17	$0.17	$0.17	$0.17	$—
EMP	Case	0.57	0.58	0.68	0.99	—
Stock Case	Case	0.30	0.33	0.64	1.62	—
Stock Case NonCon	Case	1.08	1.11	1.35	2.11	—
Stock Repack Each	Case	0.63	0.66	0.86	1.53	0.13
Stock Repack Inner	Case	0.63	0.66	0.86	1.53	0.13
Stock Double Break	Case	1.29	1.32	1.53	2.19	0.13
Stock Repack Case	Case	0.41	0.43	0.64	1.31	0.13
Auto Case	Case	1.43	1.43	1.43	1.43	—
Game Domain Case	Case	0.96	0.96	0.96	0.96	—
Game Domain Repack	Case	$0.72	$0.72	$0.72	$0.72	$0.11

DDC Variable Handling Rates

			Accessories Accessories
Billpath	Metric	B2S	MDO	B2S	MDO
Fridge & Freezer	Each	$2.45	$2.23	$0.18	$0.16
Dishwasher	Each	1.90	1.67	0.18	0.16
Laundry	Each	1.74	1.51	0.18	0.16
Tractors	Each	2.62	2.39	0.18	0.16
Microwaves	Each	1.86	1.64	0.18	0.16
Other Divisions	Each	1.78	1.55	0.18	0.16
Range	Each	2.02	1.79	0.18	0.16
TVs	Each	1.63	1.40	0.18	0.16

RDC Variable Handling Rates

Flowpath	Metric	Small	Medium	Large	X-Large	Per Pick
ACD	Case	$0.10	$0.10	$0.10	$0.10	$—
Flow Pallet NonCon	Case	5.45	5.45	5.45	5.45	—
Stock Pallet NonCon	Case	7.40	7.40	7.40	7.40	—
Flow Case	Case	0.28	0.30	0.37	0.73	—
Flow NonCon	Case	0.20	0.22	0.33	0.89	—
Stock Case	Case	0.29	0.32	0.47	1.24	—
Stock Repack Each	Case	0.64	0.65	0.72	1.09	0.13
Stock Repack Inner	Case	0.64	0.65	0.72	1.09	0.13
Stock Double Break	Case	2.73	2.75	2.82	3.18	0.13
Stock Case NonCon	Case	0.53	0.57	0.73	1.62	—

RSC Variable Handling Rates

Flowpath	Metric	Small	Medium	Large	X-Large	Per Pick
ACD	Case	$0.12	$0.12	$0.12	$0.12	$—
Stock Case	Case	$0.33	$0.35	$0.40	$0.54	$—
Stock Repack Each	Case	$0.85	$0.90	$1.00	$1.31	$0.21
Stock Repack Inner	Case	$0.85	$0.90	$1.00	$1.31	$0.21
Stock Double Break	Case	$1.03	$1.85	$1.95	$5.48	$0.21
Stock Case NonCon	Case	$0.77	$0.83	$0.94	$1.30	$—

1

Execution Copy

Exhibit 2 – Continued

STORAGE BILLING

RRC Storage Rate	$0.27	per cubic foot per month
DDC Storage Rate	$1.42	per square foot per month
RDC Storage Rate	$0.28	per cubic foot per month
RSC Storage Rate	$0.62	per cubic foot per month

CRC BILLING

CRC Handling Rate
Hardware	$0.405	per scan charge
Hometown	$0.405	per scan charge
Outlet	$0.405	per scan charge
CRC Transportation Rate
Hardware	$0.240	per cubic foot by division
Hometown	$0.240	per cubic foot by division
Outlet	$0.240	per cubic foot by division
CRC Supplies & Other Rate
Hardware	$0.077	per scan charge
Hometown	$0.077	per scan charge
Outlet	$0.077	per scan charge
CRC Revenue
Hardware		salvage revenue recovery rate with 3rd Party by division
Hometown		salvage revenue recovery rate with 3rd Party by division
Outlet		salvage revenue recovery rate with 3rd Party by division

CRC Freight & Handling Credit	10%	handling credit rate

OTHER

Space Management	$38.50/hour

Inventory Management	$10,070 / month

Billing Adjustment	Quarterly true up of actual logistics expense performed.

Logistics Overhead Billing Rate

	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan
Hometown	86,511	121,517	103,689	78,032	76,951	73,050	70,063	68,687	68,821	69,415	76,294	82,082
Hardware	21,914	38,325	42,771	25,075	22,920	20,681	20,443	20,690	18,498	19,444	21,057	26,292
Outlet	1,048	1,814	917	929	1,045	688	754	823	1,001	766	685	838

2

Execution Copy

Exhibit 3

2016 SHO Provided Product Rates

VARIABLE HANDLING BILLING	Charge based upon carton disbursement volume and rate by flow path

RRC Variable Handling Rates

Flowpath	Inbound Case	Inbound Pallet	Outbound Case	Per Pick
ACD	$—	$—	$0.21	$—
EMP	—	—	1.49	—
Stock Case	0.20	4.42	0.35	—
Stock Case NonCon	0.20	4.42	1.36	—
Stock Repack Each	0.20	4.42	0.45	0.14
Stock Repack Inner	0.20	4.42	0.45	0.14
Stock Double Break	0.20	4.42	0.45	0.25
Stock Repack Case	0.20	4.42	0.17	0.14
Auto Case	0.20	4.42	1.13	—
Game Domain Case	0.20	4.42	0.96	—
Game Domain
Repack	$0.20	$4.42	$0.72	$0.13

DDC Variable Handling Rates

Billpath	Metric	Inbound	B2S	MDO	Accessories Inbound	Accessories B2S	Accessories MDO
Fridge & Freezer	Each	$1.62	$2.51	$2.14	$0.12	$0.18	$0.14
Dishwasher	Each	0.85	2.35	1.97	0.12	0.18	0.14
Laundry	Each	0.80	2.12	1.74	0.12	0.18	0.14
Tractors	Each	1.35	3.06	2.68	0.12	0.18	0.14
Microwaves	Each	0.74	2.40	2.02	0.12	0.18	0.14
Other Divisions	Each	0.51	2.49	2.11	0.12	0.18	0.14
Range	Each	1.10	2.31	1.93	0.12	0.18	0.14
TVs	Each	0.64	2.11	1.73	0.12	0.18	0.14
Mattresses	Each	1.91	4.85	3.98	0.12	0.18	0.14
Recliners	Each	1.63	4.16	3.42	0.12	0.18	0.14

RDC Variable Handling Rates

Flowpath	Inbound Case	Inbound Pallet	Outbound Case	Per Pick
ACD	$—	$—	$0.16	$—
Flow Pallet NonCon	—	6.55	2.90	—
Stock Pallet NonCon	—	6.55	3.92	—
Flow Case	0.17	3.34	0.22	—
Flow NonCon	0.17	4.69	0.54	—
Stock Case	0.17	3.34	0.22	—
Stock Repack Each	0.83	2.01	0.09	0.16
Stock Repack Inner	0.83	2.01	0.09	0.16
Stock Double Break	0.83	2.01	0.09	0.24
Stock Case NonCon	0.17	4.69	0.54	—

RSC Variable Handling Rates

Flowpath	Inbound Case	Inbound Pallet	Outbound Case	Per Pick
ACD	$—	$—	$0.18	$—
Stock Case	$0.26	$2.38	$0.25	$—
Stock Repack Each	$1.14	$5.06	$0.09	$0.33
Stock Repack Inner	$1.14	$5.06	$0.09	$0.33
Stock Double Break	$1.14	$5.06	$0.09	$0.55
Stock Case NonCon	$0.26	$6.45	$0.87	$—

1

Execution Copy

Exhibit 3

2016 SHO Provided Products Rates (continued)

STORAGE BILLING

RRC Storage Rate	$0.37	per cubic foot per month
DDC Storage Rate	$2.56	per square foot per month
RDC Storage Rate	$0.50	per cubic foot per month
RSC Storage Rate	$1.01	per cubic foot per month

CRC BILLING

CRC Handling Rate
Hardware	$0.465	per scan charge
Hometown	$0.465	per scan charge
Outlet	$0.465	per scan charge
CRC Transportation Rate
Hardware	$0.260	per cubic foot by division
Hometown	$0.260	per cubic foot by division
Outlet	$0.260	per cubic foot by division
CRC Supplies & Other Rate
Hardware	$0.090	per scan charge
Hometown	$0.090	per scan charge
Outlet	$0.090	per scan charge
CRC Revenue
Hardware		salvage revenue recovery rate with 3rd Party by division
Hometown		salvage revenue recovery rate with 3rd Party by division
Outlet		salvage revenue recovery rate with 3rd Party by division
CRC Freight & Handling Credit	10%	handling credit rate

OTHER

Space Management	$42.50/hour

Inventory Management	$10,070 / month

Billing Adjustment	Quarterly true up of actual logistics expense performed.

On-boarding	$650 per vendor

•	Collect Documents

W9

Contract

COI (insurance)

•	Research D&B

•	Confirm TIN (Tax ID)

•	System setup

Build duns (pay, order, ship)

Add Vendor Master Data in VDB/CORE/DC systems

CRC setup

•	EDI testing and setup – 3rd party

GIS (850)

Liaison (850)

ePartner (850)

DCs (856)

•	Label testing – in house

•	Setup vendor users for system access

Maintenance	$50/monthly fee/vendor

•	EDI Production Support

•	EDI Operational Expense (kilocharacter charges)

•	Help Desk support/Ship point maintenance/Vendor changes

2

Execution Copy

Appendix 1.01-D

eCommerce Services

For the duration of the eCommerce Term (defined in the Services Agreement and except as noted below), all rights, obligations and Services provided for under this Appendix 1.01-D (this “Appendix”) will be provided by SHMC and SHO. References to: (x) “SHO” include SHO’s Affiliates, (y) “SHO Stores” means: (i) stores owned or operated by SHO, its Affiliates or SHO Authorized Sellers (ii) that uses as its tradename a name that includes the name “sears” which is licensed to SHO from SHMC or one of its Affiliates. SHO shall cause each of its Affiliates and SHO Authorized Sellers to perform SHO’s obligations set forth below and abide by the restrictions set forth herein. To the extent necessary for SHMC to comply with this Appendix, SHMC will cause its Affiliates to perform its obligations set forth herein. This Appendix will become effective on the Amendment Date (as defined in the Services Agreement (defined below) to which this Appendix is attached (the “Appendix Effective Date”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Services Agreement (as amended, “Services Agreement”) or the Amended and Restated Merchandising Agreement (“Merchandising Agreement”) as applicable.

PART I: DEFINITIONS.

(a) “Commissions” means the applicable fee based on a percentage whether Current or Full paid by one Party to the other under this Appendix for a transaction pursuant to an eCommerce Capability. The applicable Commissions are set forth in Part III, Section 4 (Commissions) and on Attachment A (Commissions Chart). For the sears.com eCommerce Capabilities (noted as “SH” in first column of Capabilities Chart, the Commissions will transition from Current to Full Commissions as set forth on the Commissions Chart. The Commissions Chart does not apply to the existing searsoutlet.com or the New SearsOutlet.com. Any modifications to the Commissions Chart will be mutually agreed to pursuant to an amendment executed by both parties.

(b) “eCommerce Capabilities” means the different methods under this Appendix by which a customer order may be fulfilled. The eCommerce Capabilities are set forth on Attachment B (eCommerce Capabilities) (“Capabilities Chart”) attached hereto. Any modifications, including but not limited to adding new eCommerce Capabilities not listed on Attachment B, will be mutually agreed to pursuant to an amendment executed by both parties. For purposes of interpreting the Capabilities Chart, the following acronyms apply:

(i) “SHO” means SHO

(ii) “SH” means Sears

(iii) “M” means Sears Marketplace

(iv) “S” means Sears Additional Offering

(v) “W2S” means Web to Store

(vi) “W2H” means Web to Home

(vii) “S2H” means Store to Home

(viii) “S2S” means Store to Store

1

Execution Copy

(ix) “DBC” means Shopper Recap and Digital Business Card functionality

(c) “Kiosk” means a customer terminal in a SHO Store which uses as its tradename a name that includes the name “sears” which name is licensed from SHMC or one of its Affiliates and connects to a website for customers to place orders. Kiosk does not include any other devices or application accessed by a store associate (but not a customer) that is capable of placing orders, (i.e. ipads or other mobile devices). SHO, its Affiliates and SHO Authorized Sellers will not make (or have third parties make) available to its customers, in a SHO Store, any other devices for ordering from websites.

(d) “Licensed Domain Names” means for purposes of this Appendix, (i) searsoutlet.com, (ii) searshomeapplianceshowroom.com, (iii) searshometownstores.com, and (iv) searshardwarestores.com. The Licensed Domain Names are licensed to SHO pursuant to the License Agreement.

(e) “New Products” for purposes of this Appendix means any products that are, in each case: (i) new and in a box, (ii) current, not obsolete, models and (iii) that are sold by SHMC or its Affiliates. Models that have been designated as “discontinued” by their manufacturers (or for products sold under a Seller Mark, such “discontinued” designation has made by SHMC or its Affiliates) will not be deemed New Products. For clarity, the Parties note that the definition of “New Products” in the Merchandising Agreement does not apply to this Appendix.

(f) “New SearsOutlet.com” means the web platform operated by SHO or a third party provider (other than SHMC or its Affiliates) that uses the searsoutlet.com domain name but no longer uses Seller Work Product.

(g) “Products” means for purposes of this Appendix the Products purchased by SHO and its Affiliates under the Merchandising Agreement (as defined therein), and also includes merchandise purchased by SHO from parties other than Sears, Roebuck and Co. and its Affiliates.

(h) “Sears” means for purposes of this Appendix, Sears, Roebuck and Co.

(i) “SH Shopper Recap/DBC” means the SHMC or its Affiliates owned and developed Shopper Recap and Digital Business Card functionality.

(j) “Sears Additional Offering” means a sale transaction that (i) originates on a SHO Web Platform in a manner similar to the way SHMC allows third party to sell products on its marketplace; (ii) consist of merchandise that are not part of the SHO Web Offering (i.e., merchandise not available for sale at a SHO Store) and; (iii) that is fulfilled by SHMC or its Affiliate.

(k) “SHMC Web Offering” means the Sears Additional Offering and the following eCommerce Capabilities: SH/W2S, SH/S2H, SH/S2S and SH/M/S2H.

(l) “SHO Authorized Seller” is defined in the Services Agreement.

(m) “SHO Hometown Go-Live Date” means the date that the SHO Web Platforms (other than the New SearsOutlet.com) become operational to take customer orders (e.g., once one of the SHO eCommerce Capabilities is operational). However, if SHMC refuses to turn on the functionality enabling all SHO Store locations to be live on sears.com for store locator and store pick up for Sears Home Appliance Showrooms, Sears Hometown Stores, and Sears Hardware stores for any reason other than due to failure by SHO to demonstrate that it has in production the necessary equipment (both software and hardware) to properly manage W2S customer orders, then the SHO Hometown Go-Live Date will not commence until SHMC turns on such functionality.

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(n) “SHO Outlet Go-Live Date” means the date that the New SearsOutlet.com web-property becomes operational to take customer orders (e.g., one of the SHO eCommerce Capabilities is operational). However, if SHMC refuses to turn on the functionality enabling all Sears Outlet store locations to be live on sears.com for store locator and store pick up for any reason other then due to failure by SHO to demonstrate that it has in production the necessary equipment (both software and hardware) to properly manage W2S customer orders, than the SHO Outlet Go-Live Date will not commence until SHMC turns on such functionality. Upon the occurrence of the SHO Outlet Go-Live Date, the existing searsoutlet.com website will be retired and no longer be operational. Attachment C (searsoutlet.com Statement of Work) will terminate on the SHO Outlet Go-Live Date provided that SHO has provided sixty (60) days prior notice required under the Services Agreement.

(o) “SHO Shopper Recap/DBC” means the SHO yet to be developed shopper recap and Digital Business functionality.

(p) “SHO Web Offering” means for the SHO Web Platforms (other than searsoutlet.com and the New SearsOutlet.com) Products that SHO is allowed to sell under this Appendix subject to the following conditions: (i) they are Products in the HTS Product Categories set forth on Appendix 3(a) (HTS Product Categories) in the Merchandising Agreement; and (ii) that in each case are either: (1) Products that are “available for sale” (meaning Products that are on the selling floor and are marked with the applicable price; or (2) such Product is available via SHMC’s Hold for Merchandise (HFM) system for pick up at a SHO Store. In order to qualify for HFM designation, the Product must be available in a Sears’ distribution facility and are “HFM Eligible” (e.g., not be in a case pack) at SHO Stores. The SHO Web Offering eCommerce Capabilities are set forth in the Capabilities Chart and begin with “SHO”.

(q) “SHO Web Platforms” means the web platforms that both (i) use the Licensed Domain Names and (ii) are operated by SHO (including its Affiliates, but for purposes of this definition excluding the SHO Authorized Sellers) or third parties on SHO’s behalf. For example, searshometownstores.com and the New SearsOutlet.com are each SHO Web Platforms.

(r) “Web Territories” is defined in Part III, Section 2(b) herein.

(s) “Zip Codes” means the system of postal codes used in the United States to facilitate the delivery of mail.

PART II: ONLINE SERVICES

Part II of this Appendix sets forth the Services that SHMC will continue to provide to SHO, as such have been modified in this Part II, that were previously included in the Appendix 1.01.A of the Services Agreement. The revised Services are as follows:

1.	SEARS.COM

a.	Senior Account Manager. SHMC will assign a Senior Account Management Executive to be the primary point of contact for SHO and will provide the following tasks: (i) Work directly with SHO to plan, support, prioritize new initiatives and business requirements for SearsOutlet.com; and (ii) Provide escalation support for day to day activities. There is no cost to SHO for the Senior Account Manager provided the annual spend under the SOW for SearsOutlet.com (see Attachment C) is greater than $3M.

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b.	Services and Functionality.

i.	SHMC will continue displaying all SHO Store locations listed on the Appendix Effective Date on sears.com as pick-up locations. For SHO Store locations that become operational (new) after the Effective Date and for those that SHO makes ready to implement the SHMC Web Offerings, SHMC will display those locations on sears.com, as pick-up locations, provided SHO has given at least thirty (30) days written notice to SHMC prior to such new SHO Store becoming operational and/or that an existing locations is ready to implement the SHMC Web Offerings. Provided, further however, SHO is solely responsible for systems and costs with creating and maintaining such integration and functionality. For SHO Store locations not previously displayed on sears.com, the Parties will mutually agree upon a roll-out plan.

ii.	SHMC will maintain all SHO Store locations on the sears.com store locator functionality and will not intentionally discriminate in the listing of SHO Store locations.

iii.	SHO Outlet Regional Distribution Center will not be listed on sears.com as either a SHO Store or pick up location.

iv.	SHMC will provide a link to the SHO Web Platforms allowing customers to navigate from sears.com to the SHO Web Platforms from Sears.com.

v.	For eCommerce Capabilities on sears.com, SHMC will, to the extent that it does so for Sears.com web to home users, continue to provide existing support/functionality for all mobile (phone or tablet) websites or applications.

c.	eCommerce Capabilities. SHMC will provide the eCommerce Capabilities listed on the Capabilities Chart under “sears.com” that begin with the letters “SH” in the first column. As an example, below is the sears.com, W2S capability description from the Capabilities Chart:

eCommerce Capability	Origin	Seller of Record	Who Recognizes Revenue	Who Fulfills Order	Where Order is Received	“AKA”	Definition and Example	Ending/ Continuing/ Future
SH/W2S	sears.com	Sears	SHO	SHO	SHO Store	Web to Store, Fusion	Def: means a transaction that originates on sears.com and pick up is at a SHO Store Ex: Customer buys a product sold by SHO on Sears.com and picks up at a SHO Store	Continuing

The SH/W2S eCommerce Capability shall be interpreted as follows: A transaction that originates on sears.com with the product picked up at a SHO Store. Sears is the seller of record and SHO recognizes the revenue and fulfills the order. This Capability is a continuing Service. For the financial implications including the applicable Commissions, see the Commissions Chart.

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d.	SH/Shopper Recap/DBC. The SH Shopper Recap/DBC functionality utilized by SHO will continue to be available on sears.com until the SHO Hometown Go-Live Date. SHO will continue to pay SHMC the applicable Commissions set forth of the Commissions Chart for all DBC sales made on sears.com

2.	SEARSOUTLET.COM

a.	General Services. SHMC will continue to provide the following design, development, project management, QA and system/functionality and support Services for searsoutlet.com (to the extent such Services are being currently provided to searsoutlet.com today) which are more fully described in that certain Statement of Work attached hereto as Attachment C (“SOW for searsoutlet.com”) until such time as SHO provides proper notice of termination in accordance with the SOW. All fees and charges related to Services for searoutlet.com are set forth in the SOW:

i.	Full order and post-order management support via OMS including financial reporting (via a daily tranfile) that is generated by OMS and fed into SHMC core financial systems

ii.	Full online customer profile support accessed via CAS

iii.	Full support of existing “Single Sign-on” functionality and related databases which allows customers to migrate freely between existing SHMC websites

iv.	Provide product data and related content from SPIN (Sears.com content management system) and necessary access for content creation and enhancements which will only appear on searsoutlet.com of products created in the SPIN System by SHMC or its Affiliates

v.	Support existing employee discount functionality in online shopping cart/checkout

vi.	Provide customer product review information and manage content delivery. Support should continue at current levels if provider changes or SHMC develops proprietary/internal customer/product review functionality

vii.	Provide full support credit card authorization, fraud checks, and tax calculation

viii.	Continue to support (a) integration with critical SHMC system infrastructure and (b) access to all production databases housing critical online inventory, fulfillment, and order information including:

•	SCIM/DOS systems for fulfilling online delivery orders. Functionality includes scheduling deliveries, ordering installation services, and fulfilling protection agreements.

•	NPOS - for 991 inventory and price feed

•	RIM - for non-991 inventory feed

•	PMS - non-991 price and Vendor Direct price feed

•	CORE - for accessory and protection agreement details, Hierarchy details

•	DOS - for details regarding zip code and MDO mapping data

•	Shipping Services - for calculation of SHO’s shipping costs for shippable items (UPS)

•	RTI - for inventory/order management and non-991 shipping items quantity feed

•	Ciboodle - Guest user address validation service

•	SHMC Customer Data Warehouse (CDW) - Promotional email feed (CDW integrates with UNICA to validate and create email distribution lists)

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ix.	Continue to provide hosting, production, and database support on servers located in the Sears Data Center

x.	Continue to provide QA and testing environments as in today’s environment.

xi.	Continue to provide full issue escalation support via ESOC and other supporting groups/units within SHMC

xii.	Continue to provide full integration with Shop Your Way Rewards platforms to allow for earning and redemption of points

xiii.	SHMC will continue to provide full integration support and the actual service where noted for all existing third-party vendors. For purposes of Appendix “actual service” means a service that SHO is receiving from the third party vendor that SHMC is paying for today. If the service is not designated as “actual service” than it should be interpreted as SHO is paying for the service provided by the third party vendor and SHMC is only supporting the software integration point with such third party vendor:

•	Commission Junction - affiliate marketing network provider Omniture

•	Responsys - for production/distribution of all trigger and promotional e-mails. This includes the actual service

•	UNICA - integration with CDW to generate promotional e-mail lists. This includes the actual service.

•	PSIGEN - support of integration to manage, store, retrieve merchandise images station images for display on searsoutlet.com

•	SCENE7 - product images (data is provided by SPIN and the S7 URL is used for displaying image on website). This includes the actual service.

•	Commerce Hub - vendor direct orders/functionality. This includes the actual service.

•	Skava - mobile/tablet website provider for SearsOutlet.com; provided that this Service has been terminated effective January 30, 2016.

•	Bloomreach - dynamic onsite content creation to optimize paid & organic search programs

•	Monetate - software as a service platform to enhance onsite merchandising; provided that this Service has been terminated effective January 30, 2016.

•	Channel Intelligence - product information data feeds for inclusion in online shopping engine sites

•	Omniture Site Catalyst (Adobe) - full website site analytics platform. This includes the actual service.

•	Signal (formerly Bright Tag) - onsite pixel management technology. This includes the actual service.

•	Akamai - content delivery network. This includes the actual service.

•	Google Analytics premium- website analytics. This includes the actual service.

•	Adobe Media Optimizer - Paid searchbidding platform. Replaces Kenshoo. This includes the actual service.

•	Optimizely-A/B testing tool

•	Personali-personalzation and negotiation tool

•	Criteo-retargeting platform

•	PCMiler- distance calculator for home delivery

•	Paypal-Payment service

•	24X7-Online Chat

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•	Channel advisor-market place integrator

•	Google Maps API-This includes the actual service.

•	Yotpo-site reviews

•	Revtrax-coupon service

•	STI (for special delivery)-OMS integration for delivery

•	XPO (for local delivery)- OMS integration for delivery

•	Universal Payments

•	Teradata-data warehousing. This includes the actual service.

b.	Online Sales Commissions. If a SHMC business unit elects from time to time and in its sole discretion to have their products available for sale on searsoutlet.com or the New SearsOutlet.com, a commission will be paid by SHMC to SHO in accordance with the rate table included in Part III, Section 4 (Commissions) for each transaction that originates on either searsoutlet.com or the New SearsOutlet.com. The applicable commission rate will be charged monthly based on sales reporting by SHO. SHO, upon consultation with the applicable SHMC business unit, may remove product from either the searoutlet.com or the New SearsOutlet.com. Unless otherwise agreed to in writing by the parties pursuant to an amendment executed by the parties, the commission set forth below shall apply for the duration of the eCommerce Services Period. For the avoidance of doubt, the commission described in this subsection will not apply to sales made by SHMC’s Affiliates.

c.	Conversion of searsoutlet.com. It is understood that upon the occurrence of the SHO Outlet Go-Live Date the existing servers housing searsoutlet.com will be decommissioned and the existing searsoutlet.com will no longer be: (i) operational, nor (ii) considered to be a “Seller Digital Method” (as that term is defined in the Merchandising Agreement).

PART III: SHO WEB PLATFORMS

Part III of this Appendix sets forth the terms and conditions under which SHO will operate the SHO Web Platforms. Part III is limited to the Licensed Domain Names. Any expansion to other domain names/websites will require the written approval of SHMC, in its sole discretion.

SHO’s use of the Licensed Domain Names, their associated websites, the eCommerce Capabilities, and the sale of Products in connection with such websites are all subject to the provisions of the License Agreement under which such domain is licensed (including Section 4.3 (Quality Control Obligation) thereof).

1.	SHO WEB PLATFORMS.

(a)	Licensed Domain Names.

(i) Ownership. Nothing herein grants SHO any ownership rights to the Licensed Domain Names.

(ii) License Grant. Except as otherwise expressly modified herein, the licenses granted in Section 12(a)(iii) of the Merchandising Agreement will apply to this Appendix.

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(iii) Limitations/Restrictions. SHO, its Affiliates and the SHO Authorized Sellers are strictly prohibited from operating, interconnecting or cooperating in any manner with other eCommerce sites whether owned or operated by SHO, its Affiliates, the SHO Authorized Sellers or any other third party. Provided, however, SHO may operate new eCommerce sites that do not use the Licensed Domain Names or any other name licensed from SHMC or one of its Affiliates for new business lines acquired as long as such new sites do not offer for sale: (x) any of the Products bought by SHO from SHMC or its Affiliates, (y) any Services under the Services Agreement, or (z) content or other data provided by SHMC or its Affiliates.

Notwithstanding the foregoing, SHMC does not object to SHO selling “DRM Products” (as such term is defined in the Merchandising Agreement) subject to the following conditions being met: (1) the DRM Products do not carry/display a Seller Mark; (2) the eCommerce site used to sell such DRM Products does not use the Licensed Domain Names; (3) SHO acknowledges that SHMC is making no representations or warranties with respect to any content used by SHO or SHO’s right to sell such products on such websites; and (4) in the event that SHMC receives notice of any third party claim in connection with SHO’s listing of such DRM Products and/or content procured from SHMC and its Affiliates, SHMC may require that SHO cease using such listings immediately. Additionally, such third party claim such shall be deemed a “SHO Claim” under Section 5.01 of the Services Agreement (without regard to the exceptions set forth therein), irrespective of the fact that the DRM Products are not being sold on the SHO Web Platforms. If SHMC requires SHO to cease any such listing due to a third party claim, and SHO subsequently resolves such third party claim to SHMC’s satisfaction, and per such resolution, the third party claimant agrees not to bring the same or a similar claim in the future, SHMC will lift the prohibition and SHO can begin to use such listing again.

Further, notwithstanding the foregoing, SHMC does not object to SHO selling products on an eCommerce site that does not use the Licensed Domain Names provided: (1) SHO did not acquire such products from SHMC and/or its Affiliates, and (2) such products are not New Products.

The Parties agree that the restrictions set forth in Part III, Section 1 of this Appendix including those on pricing and marketing restrictions are reasonable, necessary and proper to, among other things, allow for the Parties to more efficiently satisfy consumer demands, enable investments to better serve their consumers, expand the distribution of Products with Seller Marks and reduce consumer confusion.

(iv) KCD Products Offering. SHO is currently prohibited from offering for sale any KCD-Branded Products that are Outlet Products sold to SHO under the Merchandising Agreement on any third party website. In the event that SHO wishes to pursue such an offering, SHO must submit a SHO Request following the process detailed in Section 1.01E. (SHO’s Requests for Services/System Changes) of the Services Agreement.

(b) SHO Web Platforms.

(i) Products. SHO may sell and market the Products (subject to the limitations in set forth herein an in the other Ancillary Agreements: (1) comprising the SHO Web Offering on the SHO Web Platforms; subject to the restrictions set forth in Section 2 below, and (2) on the New SearsOutlet.com; subject to the restrictions set forth in the following subsection (ii) (New Products).

(ii) New SearsOutlet.com. Subject to all the terms and conditions of this Agreement, SHMC hereby grants to SHO, including its Affiliates but for purposes of this Section excluding its Authorized Sellers, for and during the eCommerce Services Period, an exclusive, royalty-free, fully paid up, non-transferable and terminable right and license to operate the New Sears Outlet.com using the SearsOutlet.com Licensed Domain for sales in the Territory, including sales made by SHO Authorized

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Sellers, through which all Products, other than “HTS Products” (but including “Outlet Products” (as those terms are defined in the Merchandising Agreement), and the related services permitted herein will be offered and sold. Notwithstanding any other provision of this Appendix, SHO will not sell New Products on searsoutlet.com or the New SearsOutlet.com. The Parties agree that the foregoing restriction is reasonable way to prevent diminution in value of New Products.

(c) On-going Operation and Maintenance. SHO is solely responsible for all aspects of operating (inclusive of all customer support and call center support services and maintaining (technical and otherwise) the SHO Web Platforms. If SHO requests that SHMC provide any SHO Access, or any SHMC System, in connection with the SHO Web Platforms, SHMC’s cooperation will be subject to Section 1.03 (a) including the provisions therein regarding additional approvals and charges to SHO.

(d) Customer Support/Call Center for sears.outlet.com. SHMC will continue to provide sears.outlet.com customer support including call center obligations until the close of business January 28, 2017. After the close of business on January 28, 2017, SHO will have the option of: (1) continuing with SHMC as the service provider at SHO’s sole cost and expense; or (2) SHO may assume sole responsibility of all searsoutlet.com customer support including all call center obligations. If SHO does not select option (2) by January 28, 2017, SHMC will commence billing under option (1) for all customer support services provided, at SHMC’s cost, and SHO shall pay such costs to SHMC.

(e) General Services. In connection with the SHO Web Platforms, SHO has requested that SHMC provide certain support services (to the same extent currently being provided) that SHO asserts that it receives today from SHMC in connection with its websites using the Licensed Domain Names (as set forth on Attachment D (Requested SHO Services). As of the Appendix Effective Date, SHMC has not had an opportunity to assess the feasibility of whether such Services can be provided for the new SHO Web Platforms by SHMC under its current third party agreements. In order to facilitate an evaluation of the requested services, SHMC requests that SHO provide a SHO Migration Plan for the implementation of the each new SHO Web Platform in accordance with Section 1.03 (SHO’s Migration Off of Transition Services) of the Services Agreement. Upon review of such SHO Migration Plan, SHMC will determine in Good Faith whether such requested services will be provided pursuant to the requirements of this subsection (e) and Section 1.01E. (SHO’s Requests for Services/System Changes) of the Services Agreement. If providing the requested services is not problematic for SHMC, SHMC will provide such services to the same extent SHMC is currently providing such service for the current Licensed Domains (i.e., no expansion of current services) pursuant to a written amendment signed by both parties setting forth pricing and other terms which will apply to such services; provided that any such pricing proposed by SHMC will fair and reasonable, reflect actual cost (including internal and external cost) and will not be arbitrary. The following are examples of when the requested services could be problematic for SHMC to provide: (i) the current license or service agreement with the third party provider does not extend to providing such services to the new SHO Web Platforms; (ii) by providing the requested services, SHMC’s architecture is negatively impacted; or (iii) there is a prohibitive increase in cost (whether internal to SHMC or by a third party provider) in order to provide such requested services. Further, in the event that SHMC provides any or all of the services requested on Attachment D, SHMC has the option to discontinue such services at the end of Fiscal Year 2017 and SHMC and its Affiliates will have no liability to SHO or its Affiliates in connection with such discontinuance of services.

2.	MARKETING LIMITATIONS.

(a) Scope. The marketing limitations described in this Section 2 do not apply to marketing efforts specific to searsoutlet.com or to the New SearsOutlet.com unless otherwise specifically noted herein. For the avoidance of doubt and in connection with the restriction set forth in this Part III, Section 1(b)(ii) (New Products) above, SHO is prohibited from marketing New Products on searsoutlet.com and the New SearsOutlet.com.

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(b) Web Territories and Geographic Restrictions. For purposes of this Appendix and in connection with the SHO Web offering, SHO will limit its marketing efforts to users located within (inside) the Web Territories as defined herein. For purposes of this Appendix, “Web Territories” means Zip Codes from which:

(i) Each SHO Store (excluding SHO’s Outlet Stores and Sears Hardware Stores) generates a total of 75% of its total annual Store Sales; and

(ii) Each SHO Store branded as a Sears Hardware Store generates a total of 85% of its total annual Store Sales.

Excluded further from the Web Territories definition, even if they satisfy the applicable restrictions of 75% or 85% total annual Store Sales above, are Zip Codes inside the mileage restrictions described in Section 9(b)(i)(B) (i.e., the 8 mile restriction) of the Merchandising Agreement.

“Store Sales” means all of the sales for a particular SHO Store including SH/S2H and SH/W2S sales but not including all other sales/revenue derived from the other eCommerce Capabilities. For purposes of validating the total annual sears.com sales under this provision, SHMC will certify as to its sales number. An initial listing of the Zip Codes comprising the Web Territories is set forth on Attachment E (Zip Codes/Web Territories) attached hereto. Attachment E will be modified as set forth below.

(c) Application to New SHO Stores. Prior to any new SHO Store (excluding SHO’s Outlet Stores) being allowed to appear on either the SHO Web Platforms or through a Kiosk at a SHO Store, SHO will propose, in Good Faith (consistent with the definition of Web Territories and related exclusions/restrictions set forth in Section 2(b) above, an initial list of zip codes to be included in the Web Territory for such new SHO Store. Such initial list will be based, in Good Faith, on expected sales estimates for that new SHO Store (consistent with SHO’s experience with past store openings). SHMC will be provided all of the supporting documentation supporting SHO’s initial determination of the zip code list for SHMC’s review. SHMC will review and propose changes, if any, and once the list is acceptable to SHMC, in Good Faith, SHMC will send written approval or changes to SHO within thirty (30) days of SHMC’s receipt of the zip code list. Such initial determination will be in effect for the first six (6) months of operation. For all periods thereafter, such determination will be based on the applicable SHO Store’s actual total annual Store Sales results calculated in accordance with the limitations set forth in Part III, Section 2(b) above.

(d) Annual Reassessment of Web Territories. SHO and SHMC will reassess annually the Zip Codes comprising the Web Territories in accordance with the limitations provided for in Part III, Section 2(b) above, and each Zip Code will be adjusted as determined in accordance with those restrictions For purposes of each reassessment under this subsection, SHO will provide to SHMC actual fiscal-year SHO Store Sales data per location by the last day of the following February; SHO shall mark such information as “Highly Confidential – Limited Distribution” and SHMC will use reasonable efforts to ensure that such information is only used for the purposes described herein. SHMC will send written approval or changes to SHO within thirty (30) days of notice. SHO will implement all changes effective at the beginning of each fiscal April.

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(e) Marketing Restrictions.

(i) Subject to subsection (iii) of this Section, SHO, its Affiliates and SHO Authorized Sellers will only, directly or indirectly, provide: (a) “eCommerce Marketing” to users physically located within the Web Territories and (b) such eCommerce Marketing shall only reference eCommerce Capabilities listed in this Appendix. This subsection (e) does not grant SHO, including its Authorized Users, any right to use SHMC and its Affiliates’ trade names that they do not already have.

(ii) “eCommerce Marketing” means any form of any marketing or advertising (whether in print, online or other forms), now or hereafter developed, including but not limited to paid search, search engine marketing (SEM), search engine optimization (SEO), Google Adwords, re-targeting, emails, and physical marketing (e.g., circulars, other advertisements and billboards); that reference, have links to, or otherwise direct customers to the Licensed Domain Names or any other ecommerce capability (e.g., transactional websites, mobile apps, Facebook or twitter pages, etc.); whether owned or operated by SHMC, its Affiliates, SHO, its Affiliates, SHO Authorized Sellers or any third party. SHO its Affiliates and SHO Authorized Sellers will not directly or indirectly provide eCommerce Marketing to any users physically located outside of the Web Territories.

(iii) However, it is not a violation of this Section 2(e) for SHO to list in eCommerce Marketing (including on Facebook or Twitter) the SHO Web Platforms (by name only no marketing allowed (e.g., it would not be a violation of this restriction to state, “visit us at searshometownstores.com” but it would violate this restriction to state “see web deals at searshometownstores.com”).

(iv) Further, SHO does not need to determine the location of a customer, for purposes of sending such customer an eCommerce Marketing email, if SHO can demonstrate that: (a) such customer provided his/her email address to SHO, for SHO’s use, while in a SHO Store or (b) such customer is a Shop Your Way Member, and, in the immediately preceding 12 months, the majority (in terms of dollars) of such Member’s purchases from SHMC and its Affiliates and SHO; where made at a SHO Store. SHMC makes no representations as to whether SHO has the right to email any customer.

(f) Sales Outside of the Web Territories. For transactions where Products are delivered outside of the Web Territories, SHO shall pay to SHMC the Commissions set forth in the Commissions Chart. SHMC may choose to systematically limit the sale of any or all of the Sears Additional Offering products outside of the Web Territories on SHO’s Web Platforms.

(g) Pricing/Discount Obligations. In connection with the SHO Web Offering made via the SHO Web Platforms (excluding SearsOutlet.com): (i) SHO’s pricing will be the same as SHO’s in-store pricing, provided however, if required by a vendor minimum advertising policy (“MAP”), SHO may limit the display of such pricing as required by the applicable MAP; and (ii) SHO will not offer any “online only” promotions or discounts.

(h) Shopper Recap/Digital Business Card.

(i) Until the End Date set forth in the Commission Chart, SHMC will continue to provide SH Shopper Recap/DBC on sears.com in accordance with Part II, Section 1(d) above.

(ii) The SHO Web Platform will not include the SH Shopper Recap/DBC functionality. SHMC hereby grants to SHO a revocable, non-transferable license to its existing patent (and patent application) rights (the “SH Patent Rights”), if any, in the SH Shopper Recap/DBC processes for the sole purpose of allowing SHO to independently develop its own SHO Shopper Recap/DBC; provided however that SHMC and its Affiliates will be the sole owner of any derivatives that SHO and its Representatives create in such SH Patent Rights.

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(iii) For all transactions on the SHO Web Platform utilizing the SHO Shopper Recap/DBC, SHO shall pay SHMC the applicable Commissions set forth on the Commissions Chart irrespective of whether SHO relied on the SHMC license granted above to develop the SHO Shopper Recap/DBC. The SHO Shopper Recap/DBC is not permitted on sears.com transactions.

3.	SEARS ADDITIONAL OFFERING.

(a) Terms and Conditions. The Sears Additional Offering will be sold by Sears, as the seller of record, on the SHO Web Platforms in accordance with Sears’s standard terms and conditions. SHMC and its Affiliates will be the only third party sellers allowed to appear on, or sell products or services on, the SHO Web Platforms (excluding searsoutlet.com).

(b) Availability of Functionality. The feasibility of the Sears Additional Offering has not been determined as of the Appendix Effective Date. Once SHO submits a SHO Migration Plan, in accordance with Part III, Section 6(a) below, for the implementation of each of the SHO Web Platforms, the Parties will determine the feasibility, timing and cost for such implementation. If the SHO Web Platforms are unable to support this functionality or the costs to implement are prohibitive, SHO reserves the right to omit this functionality and support the Sears Additional Offering through the existing sears.com Kiosk located in SHO Stores. Provided however, that if SHO chooses to implement the functionality through the existing sears.com Kiosk (“Kiosk Option”), SHO will be solely responsible for all hardware (including Kiosk itself) and software updates and changes and shall be financially liable for all costs associated with segmenting the feed to access the Sears Additional Offering products. SHO must elect to implement the Sears Additional Offering either on the SHO Web Platforms or the Kiosk Option on or before January 29, 2017. If SHO fails to make any election by such date, SHO will be deemed to have elected the Kiosk Option.

(c) SHO Responsibility. SHO shall be solely responsible for its own cost and the cost to SHMC to implement the technical functionalities in order to fulfill its obligations under this Section 3. SHO’s If SHO requires SHMC’s cooperation in such implementation, SHO will provide to SHMC a proposed implementation plan to be mutually agreed to by the parties. SHMC reserves the right to charge SHO for such cooperation Services in accordance the rates set forth in Section 1.03(a)(v)(C) (Rates) of the Services Agreement.

(d) Commissions. In connection with each Sears Additional Offering transactions, SHMC shall pay SHO the applicable Commission set forth in the Commissions Chart under the heading “SHO Web Platforms”. Provided however, if SHO chooses to implement the Sears Additional Offering through the Kiosk Option, the Commissions and amounts paid by the parties will be adjusted as set forth in the Commissions Chart.

(e) General Terms and Conditions. As part of the approval of any SHO Migration Plan to implement the Sears Additional Offering, the Parties would need to negotiate the terms and conditions that would govern the sale of the Sears Additional Offering products. Such terms and conditions will be based on the architecture ultimately agreed to by the Parties (e.g., Marketplace like terms if Marketplace architecture is agreed to). However, such terms will not alter the Commissions set forth in this Appendix (inclusive of Attachment A) unless the Parties enter into a written agreement.

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4.	COMMISSIONS.

(a) Commission Chart. All Commissions (Current and Full) are set forth in the Commissions Chart attached to this Appendix. The Commissions Chart does not apply to the existing searsoutlet.com or the New SearsOutlet.com.

(b) SHO Web Platform Transactions. For any completed transaction involving the SHO Web Platforms eCommerce Capabilities: (i) SHO will pay SHMC the applicable Commissions set forth herein even if ultimately the sale was completed on SHO’s POS system; and (ii) SHO will pay SHMC the applicable Commissions set forth herein regardless if a SHO associate or other SHO system was involved in the transaction at an earlier stage.

(c) To be Paid by SHO. The Commissions set forth herein are in addition to (and not in lieu of) amounts payable by SHO to SHMC and its Affiliates under any other agreement between the parties (e.g., Royalties and Seller Warranty charges on Products sold to SHO under the Merchandising Agreement and resold to customers under this Appendix, Fees due on Services under the Appendix 1.01-B (Product Services) to this Agreement).

(d) To be Paid by SHMC. The Commission set forth herein are in addition to (and not in lieu of) amounts payable by SHMC and its Affiliates to SHO and its Affiliates under the Services Agreement (such as commissions for the sale of protection agreements) or the other Ancillary Agreements.

(e) Online Sales Commissions to be paid by SHMC. In accordance with Part II, Section 2b. (Online Sales Commissions), for each transaction SHMC will pay to SHO the Commissions set forth below and SHO will transfer to SHMC all charges actually collected from the customer (net of any returns, non collectable amounts, etc.) and all associated revenue for the sale of such product.

SHMC Business Unit	Commission
Consumer Electronics	10%
Home Appliances	15%
Sears/Kmart Apparel	N/A
Home Fashions, Mattresses, SKA	15%
Lawn & Garden	15%
Outdoor Living	15%
Sports Goods	15%
Tools	15%
Toys	15%

(f) Amounts to be paid on Sears.com Web to Home Sales With SHO Hybrid Delivery. When merchandise is sold on Sears.com for delivery to a customer’s home and that market has been assigned to SHO as a “Hybrid Delivery Market” (as that term is defined in Appendix 1.01-C (Supply Chain Services) SHMC’s will transfer to the SHO store performing the delivery: (a) 100% of the margin Sears.com earns on the Product sale, and (b) all of the delivery charges actually collected from the customer; in each such case, net of any returns, non-collectable amounts, etc. For each such transaction, SHO will pay SHMC a commission equal to 5% of the revenue for such transaction (including Product and Delivery revenue).

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5.	AUDIT AND APPROVAL RIGHTS.

(a) Administrative Rights. SHMC shall have Administrative Rights to the SHO Web Platforms. For purposes of this Appendix, “Administrative Rights” shall mean the ability to access all SHO information technology systems, whether owned by SHO, its Affiliates or a third party) (including all applications and servers) that comprise the SHO Web Platforms for the purpose of auditing SHO’s compliance with terms of this Appendix in accordance with subsection (b)(Audit Rights) of this Section 5.

(b) Audit Rights. SHO will allow SHMC and its Representatives to conduct audits and examinations of SHO and its Affiliates and SHO Authorized Seller’s operations to confirm SHO’s compliance with this Appendix. Except for audits in connection with governmental investigations, such access will be granted and audits performed upon reasonable notice and during normal business hours, except as may be required on an emergency basis. SHO, its Affiliates and SHO Authorized Sellers will provide SHMC and its Representatives, and any applicable governmental authorities, access on a non-disruptive basis to SHO’s facilities, systems, books, records and information to the extent reasonably necessary to perform the audits described herein.

(c) Approval Rights. SHMC shall have approval rights, in its sole discretion, in connection with any architectural changes to the SHO Web Platforms and Sears Additional Offering or other changes which may impact SHMC or its Affiliates. Such approval by SHMC must be provided in advance and in writing prior to such changes.

(d) SHO Obligation to Correct Breaches; Suspension. SHO will have the affirmative obligation and duty to promptly correct, at its sole cost and expense, any breaches (whether technical or operational) by SHO, its Affiliates, the SHO Authorized Sellers and/or its and their respective Representatives of the obligations of, and restrictions placed, on SHO, its Affiliates and the SHO Authorized Sellers in this Appendix (e.g., marketing restrictions, restrictions on the products that can be sold on the SHO Web Platform and/or License Agreement under which the applicable Licensed Domain Name is licensed). If SHO does not promptly remediate any such breach (whether raised by SHMC or identified by SHO), the issue will be escalated to the Services Operating Committee described in the Services Agreement and if such issue is not resolved within thirty (30) days, SHMC reserves the right to suspend SHO’s access to any SHMC System that is used by SHO, its Affiliates and the SHO Authorized Sellers and its/their Representatives in connection with the SHO Web Platforms, the Sears Additional Offering and the SHMC Web Offerings until such breach has been remedied.

6.	SHO’S SOLE COST, RISK, EXPENSE AND LIABILITY.

(a) Migration and Implementation SHO is solely responsible (including all liability) for the migration and implementation of the SHO Web Platforms and the Sears Additional Offering. Section 1.03 (SHO’s Migration Off of Transition Services) of the Services Agreement and will apply to the SHO Web Platform and the Sears Additional Offering, including the requirements that: (x) SHO create a detailed SHO Migration Plan for such migration/implementation, (y) SHO request SHO Access and changes to SHMC Systems in accordance with Section 1.03(ii), and (z) SHO reimburse SHMC and its Affiliates for all time spent in connection SHO’s Migration Plan and any requests pursuant to this Section 6(a). The applicable rates set forth in the Services Agreement will be applicable to these Services.

(b) Liability Regarding SHO Web Platform. Except as expressly provided for herein, SHO shall solely bear all cost, risk and expense associated with the SHO Web Platform (including the products and services offered therein), SHO sales on other eCommerce sites (including the products and services offered therein), SHO’s marketing in connection therewith and SHO’s attempt to implement the SHO Web Platforms and its sales on other eCommerce sites (including any information, advice, Services or other assistance provided by SHMC, its Affiliates and its/their Representatives in connection therewith) notwithstanding any approval, advice, or assistance provided by any of the foregoing. Additionally, all claims, demands, litigation, or suits brought by third parties, related to the SHO Web Platform (including

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the products and services offered therein), other eCommerce Sites (including the products and services offered therein) and SHO’s attempt to implement them and SHMC, its Affiliates and its/their Representatives assistance with them (including any information, advice, Services or other assistance provided by them), shall be deemed to be a “SHO Claim” under Section 5.01 (without regard to the exceptions set forth therein); except to the extent that such SHO Claims are found by a final judgment or opinion of an arbitrator or a court of appropriate jurisdiction to be caused by: (i) a willful breach of any provision of this Agreement by SHMC; or (ii) willful misconduct of SHMC, its Affiliates, or their respective Representatives in the performance of their obligations under this Agreement. FURTHER SHO ACKNOWLEDGES THAT SHMC, ITS AFFILIATES, AND ITS/THEIR REPRESENTATIVES HAVE MADE NO REPRESENTATION OR WARRANTY AND HAVE NO LIABILITY REGARDING ANY INFORMATION, ADVISE, SERVICES OR OTHER ASSISTANCE PROVIDED TO SHO IN CONNECTION WITH THE SHO WEB PLATFORMS (INCLUDING THE PRODUCTS AND SERVICES OFFERED THEREIN), SHO SALES ON OTHER ECOMMERCE SITES (INCLUDING THE PRODUCTS AND SERVICES OFFERED THEREIN) AND THEIR IMPLEMENTATION; EXCEPT AS EXPRESSLY PROVIDED FOR IN SECTION 1.04 (Standard of Care) OF THE SERVICES AGREEMENT.

End of Main Body of Appendix

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Attachment A

Commissions Chart

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Attachment A

Commissions Chart

•	The Commissions set forth below are in addition to (not in lieu of) other Commissions or payments set forth in the eCommerce Services Appendix to which this Attachment A is attached. The Commissions included herein do not apply to the existing searoutlet.com or the New SearsOutlet.com.

•	In addition to the below Commissions, for transactions described in this Attachment, which result from a customer clicking on a SH Shopper Recap/DBC initiated in a SHO Store using SHMC provided functionality, SHO will pay SHMC an additional Commission as follows: Current- 0%, and Full-3%.

TABLE I

SEARS.COM

eCommerce Capabilities	Current Commission	Current Commission Effective Date	Full Commission	Effective Date of Full Commission	End Date
SH/W2Si	SHO pays SHMC 3%	Appendix Effective Date	SHO pays SHMC 5%	Earlier of January 29, 2017 or SHO Hometown Go-Live Date. For the SHO Stores that previously have not had this capability, the Full Commission shall apply upon implementation of this capability.	The end date is the end of eCommerce Services Period.

SH/S2Hii	SHO pays SHMC 3%	Appendix Effective Date	SHMC pays SHO 7%

Earlier of January 29, 2017 or SHO Hometown Go-Live Date for all SHO Web Platforms (other than searsoutlet.com).

For the SHO Stores that previously have not had a Kiosk, the Full Commission shall apply upon implementation of the Kiosk.

SHO Hometown Go-Live Date unless SHO elects the Kiosk Option under Part III. Section 3(b) of the Appendix, then the end date is the end of eCommerce Services Period.

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TABLE I

SEARS.COM

eCommerce Capabilities	Current Commission	Current Commission Effective Date	Full Commission	Effective Date of Full Commission	End Date
SH/M/S2H	SHMC pays SHO 13%	Appendix Effective Date	SHMC pays SHO 7%	Earlier of January 29, 2017 or SHO Hometown Go-Live Date.	SHO Hometown Go-Live Date unless SHO elects the Kiosk Option under Part III, Section 3(b) of the Appendix, then the end date is the end of eCommerce Services Period.

SH/S2Si	SHO pays SHMC 3%	Appendix Effective Date	SHO pays SHMC 5%

Earlier of January 29. 2017 or SHO Hometown Go-Live Date for all SHO Web Platforms (other than searsoutlet.com).

For the SHO Stores that previously have not had a Kiosk, the Full Commission shall apply upon implementation of the Kiosk.

SHO Hometown Go-Live Date unless SHO elects the Kiosk Option under Part III, Section 3(b) of the Appendix, then the end date is the end of eCommerce Services Period.

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•	In addition to the below Commissions, for transactions described in this Attachment, which result from a customer clicking on a SHO Shopper Recap/DBC using SHO provided functionality initiated in a SHO Store, SHO will pay SHMC an additional Commission of 1.5%.

•	For clarity, the parties note that it is their intention that for all transactions that involve the SHO Web Platforms (other than the existing SearsOutlet.com and the New SearsOutlet.com), utilizing the existing or any new eCommerce Capabilities, SHO will pay SHMC a commission (with the minimum commission being 1% and with higher commissions applying as set forth in Table II below). Prior to SHO introducing a new eCommerce Capability functionality not set forth below, the parties must agree in writing as to the applicable commission. The parties further agree that if the Chart dictates an additional Commission, SHO will also pay such to SHMC (e.g., the DBC Commission of 1.5%).

•	If SHO requests to add a new eCommerce Capability not included in the Chart below after the SHO Migration Plan has been approved, SHO will follow the change order process set forth in the Services Agreement (Section 1.01 E. (SHO Request for Services/System Changes)).

TABLE II

SHO WEB PLATFORMS

eCommerce Capabilities	Commission	Commission Effective Date	End Date
SHO/S/W2S/Sears Storeiii (Sears Additional Offering)	SHMC will pay SHO 7%	SHO Hometown Go-Live Date	End of eCommerce Services Period

SHO/S/W2S/SHO Storeiii (Sears Additional Offering)	SHMC will pay SHO 7%	SHO Hometown Go-Live Date	End of eCommerce Services Period

SHO/W2H	SHO pays SHMC 1% for sales within the Web Territories but 15% for sales outside of the Web Territories	SHO Hometown Go-Live Date	End of eCommerce Services Period

SHO/W2S/SHO Store	SHO pays SHMC 1%	SHO Hometown Go-Live Date	End of eCommerce Services Period

SHO/W2S/Sears Storeiii	SHMC will pay SHO 5%	SHO Hometown Go-Live Date	End of eCommerce Services Period

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TABLE II

SHO WEB PLATFORMS

eCommcrce Capabilities	Commission	Commission Effective Date	End Date
SHO/S/S2S/Sears Storeiii (Sears Additional Offering)	SHMC will pay SHO 7%	SHO Hometown Go-Live Date	End of eCommerce Services Period

SHO/S/S2S/SHO Storeiii (Sears Additional Offering)	SHMC will pay SHO 7%	SHO Hometown Go-Live Date	End of eCommerce Services Period

SHO/S2H	SHO pays SHMC 1% for sales within the Web Territories but 15% for sales outside of the Web Territories	SHO Hometown Go-Live Date	End of eCommerce Services Period

SHO/S2S/SHO Store	SHO pays SHMC 1%	SHO Hometown Go-Live Date	End of eCommerce Services Period

SHO/S2S/Sears Storeiii	SHMC pays SHO 5%	SHO Hometown Go-Live Date	End of eCommerce Services Period

SHO/S/W2Hiii (Sears Additional Offering)	SHMC will pay SHO 5%	SHO Hometown Go-Live Date	End of eCommerce Services Period

SHO/S/S2Hiii (Sears Additional Offering)	SHMC will pay SHO 7%	SHO Hometown Go-Live Date	End of eCommerce Services Period

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[i]	For each transaction, SHMC will transfer the revenue and associated margin to SHO. Further, for each new SHO Store location (including all Sears Outlet Stores and Sears Home Appliance Showrooms) listed on sears.com after the Appendix Effective Date that have SH/W2S available for order placement, the Full Commission, not the Current Commission shall apply throughout the eCommerce Services Period. For the avoidance of doubt, for certain eCommerce Capabilities (i.e., SH/W2S and SH/S2S), in the event that SHO elects the Kiosk Option set forth in Part III, Section 3(b) of the Appendix relating to the Sears Additional Offering, the Commissions set forth in the “Full Commissions” column continue to apply and SHMC will transfer the revenue and associated margin to SHO per transaction. Notwithstanding any provision to the contrary in the Appendix, the parties agree that SHO Stores will not be listed as a merchandise pick up location for transactions where a customer selects a product that SHO cannot sell as part of the SHO Web Offering.
ii	SHMC will pay SHO its SPRS margin for each transaction. For eCommerce Capability, SH/S2H in the event that SHO elects the Kiosk Option set forth in Part III, Section 3(b) of the Appendix relating to the Sears Additional Offering, the Commissions set forth in the “Full Commissions” column will no longer apply and SHMC will no longer pay SHO its SPRS margin per transaction but instead SHMC will pay SHO a flat Commission of 4% for each such sale in accordance with Part III, Section 3(d) (Commissions) of the Appendix.
iii	For each transaction, SHO will transfer the revenue to SHMC.

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Attachment B

eCommerce Capabilities Chart

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Capabilities Chart

sears.com

eCommerce Capabilities	Origin	Seller of Record	Who Recognizes Revenue	Who Fulfills Order (Whose Inventory)	Where it is received by customer	“AKA”	Definition and Example	Continuing/Future
SH/W2S	Sears.com	Sears	SHO	SHO	SHO Store	Web to Store, Fusion	Def: means a transaction that originates on sears.com and pick up is at a SHO Store Ex: Customer buys a product sold by SHO on Sears.com and picks up at a SHO Store	Continuing through End Date detailed on Commissions Chart

SH/S2H	Sears.com via Kiosk at a SHO Store	Sears	Sears	Sears	Customer’s Home	Store to Home

Def: means a transaction that originates on sears.com through a Kiosk at a SHO Store and delivery is to customer’s home.

Ex: Customer buys a product not sold by SHO on the kiosk via Sears.com and item is shipped to customers home

Continuing through End Date detailed on Commissions Chart

SH/M/S2H	Sears.com via Kiosk at a SHO Store	Sears	Sears	Sears (via Marketplace)	Customer’s Home	Store to Home

Def: means a transaction that originates on sears.com (via a marketplace seller) through a Kiosk at a SHO Store and delivery is to customer’s home.

Ex: Customer buys a product not sold by SHO on the kiosk via Sears.com and item is shipped to customers home

Continuing through End Date detailed on Commissions Chart

SH/DBC	Sears.com via Sears Shopper recap email/DBC initiated in a SHO Store	Sears	Sears	Sears	Customer’s Home	Shopper recap/DBC

Def: means any transaction on sears.com which result from a customer clicking on a shopper recap/digital business card initiated in a SHO Store.

Note: Unlike most other eCommerce Capabilities using sears.com, SH/DBC is not a standalone transaction type, but

Continuing through SHO Hometown Go-Live Date

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instead always occurs with another eCommerce Capability (e.g., a transaction is a SH/S2H and a SH/DBC, never just a SH/DBC)

Ex: Recap generated in SHO store via Sears DBC, customer purchases on Sears.com

SH/S2S	Sears.com via Kiosk at a SHO Store	Sears	SHO	SHO	SHO Store	Web to Store

Def: means a transaction that originates on sears.com through a Kiosk at a SHO Store and delivery is to a SHO Store. Note-SPRS margin does not transfer to SHO. SHO does not pay a commission or receive any other benefit if the product is picked up in a Sears Store.

Ex: Customer buys a product sold by SHO on the kiosk via Sears.com and item is picked up at another SHO store

Continuing through End Date detailed on Commissions Chart

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Capabilities Chart

SHO Web Platforms

eCommerce Capabilities	Origin	Seller of Record	Who Recognizes Revenue	Who Fulfills Order (Whose Inventory)	Where it is received by customer	“AKA”	Definition and Example	Ending/Continuing /Future
SHO/S/W2S/Sears Store (Sears Additional Offering)	SHO Website	Sears	Sears	Sears	Sears Store

Def: means SHMC is the Seller and transaction originates on SHO Web Platform and pick up is at Sears Store

Ex: Customer buys a product that is part of the Sears Additional Offering on searshometownstores.com and picks up in a Sears Store

Future

SHO/S/W2S/SHO Store (Sears Additional Offering)	SHO Website	Sears	Sears	Sears	SHO Store

Def: means SHMC is the Seller and transaction originates on SHO Web Platform and pick up is at SHO Store

Ex: Customer buys a product that is part of the Sears Additional Offering on searshometownstores.com and picks up in a SHO Store

Future

SHO/W2H	SHO Website	SHO	SHO	SHO	Customer’s Home

Def: means a transaction that originates on SHO Web Platform and delivery is to customer’s home

Ex: Customer buys a SHO product carried by SHO on

searshometownstores.com and elects to have it delivered to their home

Future

SHO/W2S/SHO Store	SHO Website	SHO	SHO	SHO	SHO Store		Def: means a transaction that originates on SHO Web Platform and pick up is at SHO Store Ex: Customer buys on searshometownstores.com and picks up in a SHO Store	Future

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eCommerce Capabilities	Origin	Seller of Record	Who Recognizes Revenue	Who Fulfills Order (Whose Inventory)	Where it is Received by Customer	“AKA”	Definition and Example	Ending/Continuing /Future
SHO/W2S/Sears Store	SHO Website	SHO	Sears	Sears	Sears Store		Def: means a transaction that originates on SHO Web Platform and pick up is at Sears Store Ex: Customer buys on searshometownstores.com and picks up in a Sears Store	Future

SHO/S/S2S/Sears Store (Sears Additional Offering)	SHO Website via Kiosk at a SHO Store	Sears	Sears	Sears	Sears Store

Def: SHMC is the Seller and transaction originates at a SHO Store via a Kiosk (to SHO Web Platform) and pick up is at Sears Store

Ex: Customer buys a product that is part of the Sears Additional Offering not sold by SHO on the kiosk and picks up is at a Sears store

Future

SHO/S/S2S/SHO Store (Sears Additional Offering)	SHO Website via Kiosk at a SHO Store	Sears	Sears	Sears	SHO Store

Def: SHMC is the Seller and transaction originates at a SHO Store via a Kiosk (to SHO Web Platform) and pick up is at SHO Store

Ex: Customer buys a product that is part of the Sears Additional Offering not sold by SHO on the kiosk and picks up at a SHO Store

Future

SHO/S2H	SHO Website via Kiosk at a SHO Store	SHO	SHO	SHO	Customer’s Home

Def: means transaction that originates at a SHO Store via a Kiosk (to SHO Web Platform) and delivery is to customer’s home

Ex: Customer buys a SHO product while in store and elects to have it sent to their home rather than return to the store

Future

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eCommerce Capabilities	Origin	Seller of Record	Who Recognizes Revenue	Who Fulfills Order (Whose Inventory)	Where it is Received by Customer	“AKA”	Definition and Example	Ending/Continuing /Future
SHO/S2S/SHO Store	SHO Website via Kiosk at a SHO Store	SHO	SHO	SHO	A different SHO store

Def: means transaction that originates at a SHO Store via a Kiosk (to SHO Web Platform) and delivery is to a different SHO Store

Ex: Customer orders a product at one SHO store to be picked up at another SHO store via kiosk

Future

SHO/S2S/Sears Store	SHO Website via Kiosk at a SHO Store	SHO	Sears	Sears	A Sears Store

Def: means transaction that originates at a SHO Store via a Kiosk (to SHO Web Platform) and delivery is to a different Sears Store

Ex: Customer orders a product at SHO Store via a Kiosk to be picked up at Sears Store

Future

SHO/S/W2H (Sears Additional Offering)	SHO Website	Sears	Sears	Sears	Customer’s Home

Def: SHMC is the Seller and transaction originates on SHO Web Platform and delivery is to customer’s home

Ex: Customer buys a product that is part of the Sears Additional Offering not sold by SHO on searshometownstores.com and ships to their home

Future

SHO/S/S2H (Sears Additional Offering)	SHO Website via Kiosk at SHO Store	Sears	Sears	Sears	Customer’s Home

Def: SHMC is the Seller and transaction originates at SHO Store via a Kiosk (to SHO Web Platform) and delivery is to customer’s home

Ex: Customer buys a product that is part of the Sears Additional Offering not sold by SHO on the kiosk and ships to their home

Future

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SHO/DBC	SHO website via SHO Shopper recap email/DBC	SHO	SHO	SHO	SHO Store or Customer’s Home

Def: means any transaction on SHO Web Platform which result from a customer clicking on a shopper recap/digital business card initiated in a SHO Store.

Note: Unlike most other eCommerce Capabilities on the SHO Web Platforms, SHO/DBC is not a standalone transaction type, but instead always occurs with another eCommerce Capability (e.g., a transaction is a SHO/S2H and a SHO/DBC, never just a SHO/DBC)

Ex: Recap generated in store via SHO DBC, customer purchases on SHO website

Future

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Attachment C

SearsOutlet.com Statement of Work

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Statement of Work

Requesting Party	Sears Hometown and Outlet Stores, Inc. (“SHO”)	Contact:	Laurie Turjeman
Responsible Party	Sears Holdings Management Corporation (“SHMC”)	Contact:	Philip Emmanuele
Date Submitted:	1/06/2016

Project Name:	2016: SHO Engineering Retainer Services (for SearsOutlet.com)

1	Statement of Work (“SOW”)

Project id (Budget Shark):	1662

1.1	Project Description

The Member Technology Business Unit (“MT”) at Sears Holdings Management Corporation (“SHMC”) will provide design, development, project management, QA and Support services for the evolution and maintenance of the SHO’s online platforms set forth below. The aim of this understanding is to provide a basis for close co-operation between the SHO and the MT in support of SHO’s SearsOutlet.com website and supporting functionality, but does not address promotions, marketing or related capabilities.

Objectives of Service

1.	Propose the MT Delivery Team structure and associated budget to support the following SHO online platforms: SearsOutlet.com, ReturnsFlow.com, and

2.	To define the cost structure associated with the services with the intent to achieve a price/value relationship that exceeds what can be managed/sourced via competitive bid by SHO from providers other than SHMC and its current supporting vendor/partners.

3.	All changes to the Services described in this SOW must follow the change process set forth in Section 1.01E. (SHO’s Requests for Services/System Changes) of the Services Agreement.

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1.2	Team

•	The MT will provide both dedicated and shared resources based on and offshore to drive and support the development needs of SHO’s online business.

•	The current team, rates and overall annual budget projections can be found in Appendix A, below.

•	A dedicated resource will work primarily on SHO projects and will not be staffed onto other projects for significant time unless first discussed with and approved by SHO. Dedicated resources will continue to perform administrative, management, performance management, recruiting, and other MT required tasks outside of core project work. These tasks typically require no more than 5 hours per week.

1.3	Hiring and Staffing Notes

•	Increasing Team Size: MT requires 60 days-notice to add additional team members to those supporting SHO’s projects.

•	Reducing Team Size: MT requires 60 days-notice to reduce the number of its team members supporting SHO projects.

•	MT will adjust the monthly billing based on any addition and reduction of resources throughout the year.

•	Interchanging Resources: At its discretion, MT may interchange resources on SHO’s project(s) by providing 30 days prior notice to SHO’s online team. MT will provide a week overlap between the outgoing and the incoming resource for knowledge transfer. During such a time, MT will not charge additional fees for overlapping time. The MT may then remove resources once a replacement is in place, and such replacement has undergone the previously described training/knowledge transfer process.

•	Hiring and Recruiting: MT is solely responsible for recruiting resources including compensation, bonus etc. However, MT will work closely with SHO to ensure SHO’s needs for specific skills are met. MT is solely responsible for determining use of full time employees and/or contract resources.

•	Performance Management: On unsatisfactory resource performance, SHO will provide in writing the resource name and examples of poor performance. There after MT will determine how to handle resource issues (e.g. coaching, performance improvement plan, reallocate tasks/roles, interchange resources, etc.)

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•	Resource Replacement and backfill: MT will use commercially reasonable efforts to promptly backfill departing team members. Notwithstanding the forgoing, MT will continue to meet deliverable deadlines by adding temporary resources, working overtime, or other implementing other contingencies.

•	Team Location: Dedicated resources will be based either at Hoffman Estate, Chicago or offsite.

•	Temporary Resources: Additional temporary resources may be added to augment the team supporting SHO as needed and/or to meet specific skill set needs of SHO. This work will be quoted and contracted separately.

1.4	Term and Termination

•	SOW is in effect from February 1, 2016 through January 31, 2017.

•	After January 31, 2017, SOW will renew monthly unless a new SOW or extension is put in place.

•	This SOW may be terminated in accordance with the Services Agreement.

•	Upon termination, MT will release and/or redeploy team resources

•	Project costs may be evaluated and adjusted from time-to-time as necessary with mutual agreement from MT and SHO.

2	Funding and Chargeback

Payment Terms (EFFECTIVE FEBRUARY 1ST, 2016): Sears Outlet shall be charged on a monthly basis. Details of the charges can be found in Appendix A of this SOW.

Expenses: Pricing does not include image royalty or software licensing, if applicable. All third party costs are estimates. Third party expenses directly incurred by the MT exclusively for SHO projects will be billed and paid by SHO at cost to MT.

Signature constitutes agreement to pay the fees outlined in Appendix A hereto in accordance with the Services Agreement and this SOW.

Sign-off:	Name	Title	Signature	Date
SHO Requestor	Lauri Turjeman	Director, E-Commerce

SHO Approval	David Buckley	VP, Marketing & e-Commerce

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3	Annual Cost Summary

SearsOutlet.com - 2016 Retainer Team Budget / Executive Summary
Cost Category	$Amount
Amount (in $)
A) Labor
MT Onshore	$2,282,280
SGT Onshore / SHI Offshore	$596,544
Infosys	$351,520
Labor Total	$3,230,344
Labor Total (after 10% Discount) —> (A)	$2,907,310
B) Other Expenses
Site Hosting/Tools —> (B)	$93,014

Total Bill (Labor & Other Expenses) —> (A + B)	$3,000,324

•	Includes Labor for Core Outlet - Engineering Delivery Team Only

•	Other Expenses Includes

•	Sears Outlet site hosting and maintenance

•	SHO Returns Flow Site hosting and maintenance

•	Site Tools

•	Akamai (this cost is absorbed by Sears MT and not charged to SHO)

•	Doesn’t include

•	Any new SHO required infrastructure (hardware or software) if needed for 2016

•	Any new operational site monitoring tools that will be needed by SHO at later time (ex: Tea Leaf, etc.)

•	Incremental delivery work from MT or from rest of SHMC (Outside of Core Outlet Delivery Team)

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4	Appendix A

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Attachment D

Requested SHO Services

i.	Full order and post-order management support via OMS including financial reporting (via a daily tranfile) that is generated by OMS and fed into SHMC core financial systems.

ii.	Full support of existing “Single Sign-on” functionality and related databases which allows customers to migrate freely between existing SHMC websites

iii.	Provide product data and related content from SPIN (Sears.com content management system) and full access for content creation and enhancements which only appear on searsoutlet.com of products created in the SPIN system by SHMC or its Affiliates.

iv.	Provide customer product review information and manage content delivery. Support should continue at current levels if provider changes or SHMC develops proprietary/internal customer/product review functionality.

v.	Provide fraud checks

vi.	Continue to support (a) integration with critical SHMC system infrastructure and (b) access to all production databases housing critical online inventory, fulfillment, and order information including:

•	SCIM/DOS systems for fulfilling online delivery orders. Functionality includes scheduling deliveries, ordering installation services, and fulfilling protection agreements.

•	NPOS - for 991 inventory and price feed

•	RIM - for non-991 inventory feed

•	PMS - non-991 price and Vendor Direct price feed

•	CORE - for accessory and protection agreement details, Hierarchy details

•	DOS - for details regarding zip code and MDO mapping data

•	UPS Shipping Services-for calculation of SHO’s shipping cost of shippable items

•	RTI - for inventory/order management and non-991 shipping items quantity feed

•	Ciboodle - Guest user address validation service

vii.	Continue to provide full issue escalation support via ESOC and other supporting groups/units within SHMC

viii.	Continue to provide full integration with Shop Your Way Rewards platforms to allow for earning and redemption of points

ix.	Continue to provide full integration, support, and the actual service where noted for all existing third-party vendors. For purposes of this Attachment, “actual service” means a service that SHO is receiving from the third party vendor that SHMC is paying for today. If the service is not designated as “actual service” than it should be interpreted as SHO is paying for the service provided by the third party vendor and SHMC is only supporting the integration point with such third party vendor

•	Responsys - for production/distribution of all trigger, transactional and promotional e-mails. This includes the actual service.

•	UNICA - integration with CDW to generate promotional e-mail lists. This includes the actual service.

•	SCENE7 - product images (data is provided by SPIN and the S7 URL is used for displaying image on website) This includes the actual service.

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•	Omniture Site Catalyst (Adobe) - full website site analytics platform. This includes the actual service.

•	Signal (formerly Bright Tag) - onsite pixel management technology. This includes the actual service.

•	Akamai - content delivery network. This includes the actual service.

•	Google Analytics premium- website analytics. This includes the actual service.

•	Adobe Media Optimizer - Paid search bidding platform. Replaces Kenshoo. This includes the actual service.

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Attachment E

Zip Codes/Web Territories

For purposes of this Attachment:

“HAS” means Sears Home Appliance Showrooms.

“HTS” means Sears Authorized Hometown Stores.

“AHS” means Sears Appliance and Hardware Stores.

[***] A total of 52 pages are omitted. The use of “[***]” in this Exhibit indicates that a confidential portion has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.